As filed with the Securities and Exchange Commission on May 4, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31, 2012

Date of reporting period: February 29, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Shareholders.

Neuberger Berman
Equity Funds

Investor Class Shares Trust Class Shares Advisor Class Shares Institutional Class Shares	Class A Shares Class C Shares Class R3 Shares

Emerging Markets Equity Fund	Large Cap Value Fund
Equity Income Fund	(Formerly Partners Fund)
Focus Fund	Mid Cap Growth Fund
Genesis Fund	Mid Cap Intrinsic Value Fund
Global Equity Fund	(Formerly Regency Fund)
Global Thematic Opportunities Fund	Multi-Cap Opportunities Fund
Guardian Fund	Real Estate Fund
International Fund	Select Equities Fund
International Institutional Fund	Small Cap Growth Fund
International Large Cap Fund	Socially Responsive Fund
Intrinsic Value Fund	Value Fund
Large Cap Disciplined Growth Fund	(Formerly Large Cap Value Fund)

Semi-Annual Report

February 29, 2012

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Emerging Markets Equity Fund	2

Equity Income Fund	5

Focus Fund	8

Genesis Fund	11

Global Equity Fund	14

Global Thematic Opportunities Fund	17

Guardian Fund	20

International Fund	23

International Institutional Fund	26

International Large Cap Fund	29

Intrinsic Value Fund	32

Large Cap Disciplined Growth Fund	35

Large Cap Value Fund (Formerly Partners Fund)	38

Mid Cap Growth Fund	41

Mid Cap Intrinsic Value Fund (Formerly Regency Fund)	44

Multi-Cap Opportunities Fund	47

Real Estate Fund	49

Select Equities Fund	52

Small Cap Growth Fund	55

Socially Responsive Fund	58

Value Fund (Formerly Large Cap Value Fund)	61

FUND EXPENSE INFORMATION	70

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS

Emerging Markets Equity Fund	74

Equity Income Fund	77

Focus Fund	79

Genesis Fund	80

Global Equity Fund	83

Global Thematic Opportunities Fund	86

Guardian Fund	88

International Fund	89

International Institutional Fund	92

International Large Cap Fund	95

Intrinsic Value Fund	98

Large Cap Disciplined Growth Fund	100

Large Cap Value Fund (Formerly Partners Fund)	102

Mid Cap Growth Fund	104

Mid Cap Intrinsic Value Fund (Formerly Regency Fund)	106

Multi-Cap Opportunities Fund	108

Real Estate Fund	109

Select Equities Fund	110

Small Cap Growth Fund	111

Socially Responsive Fund	113

Value Fund (Formerly Large Cap Value Fund)	114

FINANCIAL STATEMENTS	125

FINANCIAL HIGHLIGHTS (ALL CLASSES) PER SHARE DATA

Emerging Markets Equity Fund	185

Equity Income Fund	187

Focus Fund	189

Genesis Fund	191

Global Equity Fund	193

Global Thematic Opportunities Fund	193

Guardian Fund	193

International Fund	197

International Institutional Fund	199

International Large Cap Fund	199

Intrinsic Value Fund	201

Large Cap Disciplined Growth Fund	203

Large Cap Value Fund (Formerly Partners Fund)	205

Mid Cap Growth Fund	207

Mid Cap Intrinsic Value Fund (Formerly Regency Fund)	209

Multi-Cap Opportunities Fund	211

Real Estate Fund	213

Select Equities Fund	215

Small Cap Growth Fund	215

Socially Responsive Fund	219

Value Fund (Formerly Large Cap Value Fund)	221

Directory	229

Proxy Voting Policies and Procedures	230

Quarterly Portfolio Schedule	230

Board Consideration of the Management and Sub-Advisory Agreements	231

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Fellow Shareholder,

Despite market turbulence over the past six months, equity markets generally saw impressive gains, rewarding investors who were able to maintain a steady course and focus on the long term.

Early on, equity market volatility reached particular extremes as the S&P 500 Index saw frequent one-day moves of 1% or more and investor sentiment was affected by negative headlines. Of the factors that were unnerving the markets, foremost was the European debt situation and the seeming inability of officials to reach compromise—contributing to fears about the viability of the euro, solvency of ailing European banks and the potential for financial contagion.

Economic news was generally a source of worry. In the U.S., low consumer confidence, weakening retail sales, disappointing productivity and manufacturing statistics, and persistently high unemployment were headwinds. Meanwhile, uncertainty regarding GDP growth for key emerging economies such as Brazil, India and China also weighed on the markets. Overall, investors seemed focused on macro events as opposed to underlying company fundamentals as the stock market hit lows for the 2011 calendar year in October.

Soon, however, the world began to look quite different. The European Central Bank announced one of two long-term refinancing operations programs through which European banks could take loans at very low rates, with reduced reserve requirements and broadened definitions of acceptable collateral. In the U.S., unemployment began improving. By February, initial unemployment claims had fallen to a seasonally adjusted 373,000—about as low as they've been in nearly four years—and the jobless rate held at 8.3%, a three-year low. The Producer Price Index increased 0.1 percent in January and another 0.4 percent in February. And while the S&P/Case-Shiller Index showed existing housing prices as weak in 2011 as in 2009, the RE/MAX National Housing Report, including data from 53 cities, indicated February 2012 to be the eighth straight month of rising year-over-year sales. The report also showed that inventory had declined by 22.4% from February 2011. Further, in emerging markets, policymakers signaled a more accommodative stance, citing lower inflation and a desire to maintain economic growth. All of these factors helped support a rally in equities that persisted through the close of the reporting period.

Still, as we look ahead, uncertainties persist. Europe faces an uphill climb out of its crisis and a potentially extended recession. The sustainability of the U.S. economic recovery bears watching, given the stretched consumer and high gas prices. A potential combination of the end of government stimulus, the scheduled expiration of payroll tax credits and extended unemployment benefits, and mandatory budget cuts for 2013 may also hurt the recovery. And although we hope there will be fewer headline distractions, election year rhetoric and any aggravation of the tensions between Israel and Iran could disrupt markets.

As we look at the markets today, company fundamentals remain strong and valuations are attractive. As the market adjusts to slower growth within a steadier backdrop, we anticipate that investors will again place a premium on companies with superior fundamentals, competitive positions, management teams and business strategies. In this environment, active managers should have great opportunity to add value. Our managers continue adhering to their disciplines, taking strategic advantage of any market disruptions, and working to position portfolios for long-term outperformance.

Thank you for your confidence in Neuberger Berman. We look forward to continuing to serve your investment needs.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Emerging Markets Equity Fund Commentary

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a 1.77% total return for the six months ended February 29, 2012, but trailed its benchmark, the MSCI Emerging Markets (EM) Index, which posted a 5.35% return. (Performance for all share classes is provided in the table immediately following this letter.)

Emerging markets, as measured by the MSCI EM Index, were up slightly during the reporting period, masking great underlying volatility, especially during the second half of 2011. Market activity was driven in large part by European sovereign debt concerns, but fears of a hard landing in China and a slowdown in growth markets including India and Brazil also weighed on investor sentiment. By early 2012, pressures had lessened on both fronts, and emerging markets equities rallied. European leaders developed a solution for Greece that removed the threat of an immediate sovereign debt crisis there, and in emerging markets, central bankers and economic policymakers shifted to a significantly more supportive stance. Economic data in the U.S. improved as well.

The EM Index lagged the S&P 500 Index this period, but outperformed the MSCI EAFE® Index. Within emerging markets, returns diverged by both country and sector. With double-digit returns, Egypt was the best performing market, followed by the Philippines and Thailand. Weaker markets included Morocco, Poland and Hungary, each of which reported negative returns. The latter two were negatively impacted by their ties to the weakening EU economies. By sector, Information Technology stocks were far and away the market leaders, followed by Energy and Utilities. Materials, Telecommunication Services and Health Care lagged, posting negative results.

The portfolio's relative underperformance this period was largely the result of our strategic focus on smaller cap stocks, where we believe better long-term value and opportunity can be found. In the early stages of a rally, however, large-cap stocks historically have tended to lead. Within the portfolio, relative performance benefited from investments in Indonesia, Russia, Materials holdings listed in emerging markets and Energy stocks listed in the United Kingdom, while investments in Brazil, India and China underperformed. By sector, relative performance benefited most from stock selection within Consumer Staples, Financials and Energy. Investments within the Information Technology, Consumer Discretionary and Health Care sectors detracted from relative performance. In the latter two sectors, each of which underperformed the index, our overweight positions were also detrimental during this period.

Top contributors to performance included Samsung Electronics, the Korean consumer electronics company. Samsung posted strong results due to better-than-expected sales of its new Galaxy handsets. Industrial & Commercial Bank of China, one of the larger Chinese banks with what we believe is a superior deposit franchise, benefited from news of lower reserve requirements for Chinese banks. Afren, the London-listed African oil and gas explorer, benefited after announcing a find off the coast of Nigeria.

Detractors included Kingdee International Software, Sintex and HTC, each of which has been sold. Kingdee, a Chinese small and medium enterprise (SME) software provider, fell on fears of an SME slowdown resulting from tightened bank lending policies that were instituted in the summer of 2011. Sintex underperformed on worries over exposure to EU clients and corporate governance concerns. HTC underperformed on news that it lost a portion of a smartphone-related patent lawsuit filed by Apple, calling into question its acquisition of S3 Graphics and its patent portfolio.

Despite recent fears of an emerging markets slowdown, best exemplified by a potential "hard-landing" scenario in China, with sub 7% GDP growth, we believe emerging markets continue to offer the strongest long-term growth potential in the equity markets. GDP growth in these markets is high overall and could represent a very significant portion of global GDP growth in 2012. We believe this growth is likely to be generated domestically rather than via exports, since exports could be impacted by the slowdown in the developed markets, especially Europe.

From a sector perspective, Consumer Discretionary is one of our overweights. Our focus is on companies that we think are positioned to benefit from a growing middle class in certain emerging market countries. While reducing our overweight, we still are constructive on Health Care, which is also consumer driven. We have also reduced our overweight in Industrials, selectively investing in names positioned to benefit, in our view, from large infrastructure bottlenecks, capacity constraints and rising labor input costs. We are underweighted in Financials, where we believe any economic slowdown could expose pockets of poor loan quality, and underweighted in Energy, driven by our cautious stance on returns for state-owned integrated companies.

In terms of market capitalization, we continue to see the most compelling valuations in small- and mid-cap stocks, as they underperformed for much of 2011 when investment fund flows migrated out of emerging markets. With a longer-term view, we think they offer the best risk/reward profile, benefiting from domestic growth. By country, China is one of our most significant overweights, composed mainly of stocks linked to domestic consumption. While debate about the possibility of lower GDP growth may continue, we see lower inflation and a softening of restrictive policies as quite positive. We are significantly underweighted in the more component- and export-oriented markets of South Korea and Taiwan.

We believe that our bottom-up fundamental analysis within a macro perspective will help us continue to capture the longer-term opportunity that emerging markets hold.

Sincerely,

Conrad Saldanha
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Emerging Markets Equity Fund

TICKER SYMBOLS
Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	10.6%
Consumer Staples	8.4
Energy	11.8
Financials	19.3
Health Care	4.0
Industrials	7.3
Information Technology	13.0
Materials	14.1
Telecommunication Services	4.4
Utilities	2.1
Short-Term Investments	5.0
Total	100.0%

PERFORMANCE HIGHLIGHTS2,9
		Six Month	Average Annual Total Return Ended 02/29/2012
	Inception Date	Period Ended 02/29/2012	1 Year	Life of Fund
At NAV
Institutional Class	10/08/2008	1.77%	–6.18%	19.05%
Class A	10/08/2008	1.60%	–6.42%	18.78%
Class C	10/08/2008	1.23%	–7.12%	17.88%
Class R312	06/21/2010	1.42%	–6.81%	18.66%
With Sales Charge
Class A		–4.24%	–11.79%	16.73%
Class C		0.23%	–8.05%	17.88%
Index
MSCI Emerging Markets Index1,18		5.35%	0.19%	18.54%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 2.56%, 3.22%, 3.81% and 8.02% for Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.26%, 1.51%, 2.26% and 1.92% for Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2015 for Institutional Class, Class A, Class C and Class R3 shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Equity Income Fund Commentary

Neuberger Berman Equity Income Fund Institutional Class generated a 4.04% total return for the six months ended February 29, 2012, trailing its benchmark, the S&P 500 Index, which provided a 13.31% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The past six months experienced two very different markets. During September 2011, investor sentiment was extremely risk averse and markets were wildly volatile as investors weighed potentially severe turns in the European sovereign debt crisis—with fearful scenarios ranging from the end of the eurozone itself to another global banking crisis causing deep pessimism. At the same time, economic data in the U.S. had taken a turn for the worse, and fears of a slowdown in emerging markets and a "hard landing" for China sent investors searching for safety and security.

From October through the end of this reporting period, however, sentiment reversed. The European Central Bank reached an agreement that took the gravest possible outcomes for Europe off the table, allowing leaders time to manage underlying debt issues in relative calm. Economic data from the U.S. also changed course, with statistics showing slow but steady improvement. In emerging markets, policy makers in China and elsewhere shifted to a position more supportive of continued growth. Taking all these factors into consideration, investors moved aggressively into deeper cyclical areas and farther out on the risk spectrum.

In the early part of this period, performance for the Fund, which tends to outperform the benchmark index in difficult and volatile markets, was ahead of the benchmark as the higher dividend-paying areas we emphasize, such as Utilities, were rewarded and this helped to smooth market swings. Some currency exposure within certain developed markets like Canada and Singapore hurt performance during the summer pullback. Since October, however, international exposure had been additive, particularly as the U.S. dollar had weakened relative to certain currencies.

When the market shifted upward, our performance gap with the S&P 500 increased. While disappointing, this was not surprising given our allocations. As our shareholders know, we do not strive to duplicate the benchmark and are willing to accept near-term underperformance in our efforts to protect principal and deliver long-term outperformance.

While our sources of income in general were positive over the past six months, the index was led by sectors such as Information Technology (IT), where we are typically underrepresented as tech stocks generally do not pay dividends. Within the S&P 500, IT was up by over 21% this period.

We also underperformed the index in Financials. Our REIT holdings fall under the heading "Financials," but the S&P 500 allocation was led by more traditional bank stocks, which experienced a strong comeback after poor returns in 2011. The asset manager BlackRock was one of our top performers this period, and while REITs did not outperform more traditional money center banks, several of our top holdings—RLJ Lodging Trust, Digital Realty Trust, and Weyerhauser Co.—posted strong results. Among our non-REIT financial names, both Warsaw Stock Exchange and Apollo Investment Corp. (which was sold) disappointed. More positively, however, when the market shifted in a better direction, investors moved back into international stocks to some extent, and our holdings there saw improving performance as the period progressed. During the reporting period, the Fund used written option transactions in an attempt to generate incremental returns, which contributed slightly to performance.

This was a weak period overall for convertible bonds, and our holdings of these securities hindered results. Our focus on short-to-intermediate term bonds is a fairly defensive way to invest in the sector. Within convertibles, our coal holdings underperformed, with James River among the largest disappointments. Gold-related names within the Materials sector also lagged, namely equity holdings Royal Gold and Canada's Franco-Nevada.

We are optimistic about 2012 given the portfolio's combination of downside protection and yield, and growth potential. The companies in our portfolio continue to exhibit strong balance sheets with very low debt. With signs indicating that we may have hit a trough after last year's generally negative economic news, the team is optimistic about the prospect for increased dividends among our holdings, especially should the economy continue to improve. In addition to dividend growth, we see growth opportunities from a revenue and free cash flow standpoint as a good possibility as well.

In terms of geography, the portfolio at this time has what we believe is a solid allocation, with approximately 30% of assets exposed to the international arena, of which about 10% is in emerging markets. Within emerging markets, we see excellent companies with strong fundamentals and growing demand—and with what we consider compelling valuations after 2011's risk aversion hurt many stocks. We see potential for upside here, especially if investor sentiment remains positive.

Should investors continue to get a reprieve from negative headline news, we believe markets could breathe a sigh of relief, ideally rewarding companies trading at attractive discounts, with healthy balance sheets and interesting business prospects. As such companies' free cash flow yields grow, so does their ability to pay attractive dividends to shareholders. By contrast, should the risk-off trade reignite, the portfolio should be helped by its yield, which is designed to dampen volatility.

Sincerely,

Richard S. Levine, Tony Gleason and Sandy Pomeroy
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Equity Income Fund

TICKER SYMBOLS
Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	2.7%
Consumer Staples	5.8
Energy	9.7
Financials	21.4
Health Care	5.2
Industrials	3.2
Information Technology	3.4
Materials	5.4
Telecommunication Services	7.7
Utilities	19.1
Other	12.0
Short-Term Investments	4.4
Total	100.0%

PERFORMANCE HIGHLIGHTS2,9
		Six Month	Average Annual Total Return Ended 02/29/2012
	Inception Date	Period Ended 02/29/2012	1 Year	5 Years	Life of Fund
At NAV
Institutional Class16	06/09/2008	4.04%	4.42%	6.17%	6.75%
Class A16	06/09/2008	3.77%	3.97%	5.83%	6.43%
Class C16	06/09/2008	3.51%	3.21%	5.29%	5.92%
Class R316	06/21/2010	3.63%	3.70%	5.91%	6.51%
With Sales Charge
Class A16		–2.24%	–1.99%	4.59%	5.26%
Class C16		2.51%	2.21%	5.29%	5.92%
Index
S&P 500 Index1,18		13.31%	5.12%	1.58%	2.16%

The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 16 for information about the effects of the different fees paid by each class.

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 0.81%, 1.17%, 1.92% and 4.33% for Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratio net of waivers and/or reimbursements was 1.42% for Class R3 shares. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2015 for Institutional Class, Class A, Class C and Class R3 shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense. The total annual operating expense for Institutional class, Class A and Class C includes repayments to Management for previously waived and/or reimbursed expenses and/or fees.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Focus Fund Commentary

Neuberger Berman Focus Fund Investor Class generated a 12.03% total return for the six months ended February 29, 2012, but underperformed its benchmark, the S&P 500 Index, which provided a 13.31% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the past six months, although U.S. equities experienced periods of volatility, the market appreciated on the whole as it began to decouple from the macro situation abroad. Towards the beginning of the reporting period, we saw a push and pull among stocks as concerns about the debt crisis in Europe thwarted optimism surrounding record corporate earnings and signs of U.S. economic growth. More promising, however, is that as the domestic economy continued to progress in areas such as manufacturing, consumer spending and even employment, it became a more reasonable possibility that the U.S. could continue this positive momentum even if conditions in Europe deteriorate further. Moreover, European governments took considerable action to prevent, or at least postpone, a financial meltdown, which could also enable the U.S. to continue on a path of slow growth in the near term. As a result, the daily news flow out of Europe made less of an impact on the market and volatility subsided in the latter half of the period. At the same time, confidence increased and equities rose steadily led by the more pro-cyclical areas as investors moved out on the risk curve to capitalize on the improving economy.

The greatest contribution to the Fund's performance compared with the benchmark came from strength in the Consumer Discretionary sector. Our top holding in this segment in terms of absolute performance was cable/media company Comcast, which generated a return of over 36% for the reporting period. Comcast has been experiencing positive trends in its cable businesses and reported earnings that exceeded expectations. We see further upside in the name, as we believe it still trades at an attractive multiple and has the potential to add further value for shareholders via increased dividends and accelerated share buybacks.

Positive stock selection in the Financials and Information Technology (IT) sectors further contributed to relative performance during the period. Our strongest Financials name was asset manager Blackrock. The company appreciated as a result of the steady rise in capital markets during the latter part of the period as well as the improving U.S. economy, both of which support growth in Blackrock's asset management business. Within the IT sector, Internet company Google was additive to performance as we initiated a position in the company in late September and added to it throughout the period at favorable price points.

The largest detractor from Fund performance on a relative basis came from the Energy sector. This was in large part due to a 17% decline in oil services stock Halliburton. The stock came under pressure due to ongoing concerns that increasing operating costs combined with soft pricing in its North America business could significantly hamper profit margins in 2012. We believe these concerns are overblown, however, and that margins could turn out better than feared. More importantly, we believe that Halliburton, an industry leader in pressure pumping, is positioned for strong growth over the long term driven by a structural shift in North America towards oil production instead of natural gas and an increase in unconventional drilling worldwide.

Other detracting sectors included Materials and Health Care. The largest individual detractor in Materials was Rio Tinto, a diversified mining company that produces metals such as aluminum, copper and iron ore. Rio experienced a sharp drop at the beginning of the reporting period due to an accelerated decline in iron ore prices, which came as a result of a softening demand in China. We believe the long-term fundamentals for iron ore are positive but we exited our position to invest in other areas that we see as more favorable. Our performance in Health Care was hurt significantly by UnitedHealth Group, a managed care provider. The company, along with other managed care providers, had been under pressure due to several political/regulatory overhangs including uncertainty surrounding the "Deficit Reduction Super Committee," which was created to achieve $1.5 trillion in deficit savings, some of which was anticipated to be derived from the health care sector. An additional weight on the stock has been the drawn-out process of the Supreme Court ruling on the individual mandate, a law that requires people to purchase health insurance in order to reduce the number of uninsured individuals in the U.S. We eliminated our UnitedHealthGroup position in early November on the belief that investors would be more focused on these developments than fundamentals, which could cause a great deal of volatility in the stock.

We look towards the near-term future with an optimistic viewpoint overall, but remain cautious about areas of uncertainty that have affected the market in the past. Continued improvement in U.S. economic data has bolstered our belief that the domestic economy can continue to grow in the face of a recession in Europe. Still, in order for this to occur, economies around the rest of the world, particularly in emerging markets, would generally need to stay healthy as well. One potential threat to this is oil prices. The price of crude has risen over 20% in the last six months due to increased demand in China and other countries and was augmented by the threat of confrontation with Iran. Should the situation with Iran result in conflict, the price of oil could skyrocket and seriously hinder global economic growth. In terms of the equity market, we believe valuations in general remain attractive and although earnings expectations have moderated, corporate revenue projections are strong. The market's steady rise over the past few months has also shown, in our view, that investors are willing to push their macro fears aside and focus on fundamentals for now. We believe the U.S. economy and the equity market could remain on an uptrend, but considerable risks continue to exist. It is our view that investing from the bottom-up (i.e., choosing stocks based on their individual qualities) is vital to succeed in such an environment, and that our research-driven investment strategy should, in our opinion, produce favorable returns over the long term.

Sincerely,

Tim Creedon and David Levine
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Focus Fund

TICKER SYMBOLS
Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	17.0%
Consumer Staples	7.3
Energy	12.3
Financials	13.9
Health Care	11.5
Industrials	9.7
Information Technology	17.4
Materials	4.0
Utilities	3.6
Short-Term Investments	3.3
Total	100.0%

PERFORMANCE HIGHLIGHTS2,8
		Six Month	Average Annual Total Return Ended 02/29/2012
	Inception Date	Period Ended 02/29/2012	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	12.03%	0.68%	–0.17%	2.75%	10.22%
Trust Class4	08/30/1993	11.93%	0.49%	–0.38%	2.55%	10.23%
Advisor Class4	09/03/1996	11.82%	0.30%	–0.60%	2.33%	10.17%
Institutional Class21	06/21/2010	12.17%	0.87%	–0.10%	2.79%	10.23%
Class A24	06/21/2010	11.98%	0.51%	–0.21%	2.73%	10.22%
Class C24	06/21/2010	11.57%	–0.21%	–0.46%	2.60%	10.19%
With Sales Charge
Class A24		5.57%	–5.28%	–1.39%	2.13%	10.10%
Class C24		10.57%	–1.19%	–0.46%	2.60%	10.19%
Index
S&P 500 Index1,18		13.31%	5.12%	1.58%	4.17%	9.83%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 0.97%, 1.16%, 1.32%, 0.85%, 2.20% and 2.93% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 0.75%, 1.11% and 1.86% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2022 for Advisor Class shares and August 31, 2015 for Institutional Class, Class A and Class C shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Genesis Fund Commentary

Neuberger Berman Genesis Fund Investor Class posted a 6.89% total return for the six months ended February 29, 2012, underperforming its benchmark, the Russell 2000® Index, which provided a 12.40% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

After falling sharply in September 2011, stock market performance improved during much of the remainder of the reporting period. The change in investor sentiment was triggered by a number of factors, including the introduction of the European Central Bank's long-term refinancing operations (LTRO), which helped alleviate a European banking crisis, at least for the short to intermediate term. In addition, we saw improving economic data in the U.S. Against this backdrop, more volatile/high beta stocks (whose performance is closely tied to overall market results) generally outperformed higher quality/less speculative issues (companies with higher-than-average profitability and less financial leverage and which are less cyclical).

The market's sharp ascent and the outperformance of lower-quality stocks proved to be a headwind for the Fund, as it emphasizes higher quality, lower beta stocks. As in the past, the Fund outperformed when the market faltered in September, but lagged the benchmark during the market's subsequent rally.

From a stock selection perspective, the Fund's positioning in the Information Technology (IT) and Health Care sectors detracted the most from performance. Within IT, the Fund was hurt by its underweight to strongly performing, higher beta subsectors, such as semiconductors and other cutting-edge areas of the market. In addition, a number of the Fund's IT companies, such as Solera Holdings and GT Advanced Technologies, performed poorly. Solera is a worldwide provider of software and services to the automobile insurance claims processing industry. After a sharp rally, its stock price declined given concerns about the company's exposure to Europe, which represents approximately 60% of its total revenues. GT Advanced Technologies is a manufacturer of polysilicon production equipment used in the solar industry. Its stock price was hurt when Germany and several other countries announced cuts in solar subsidies. Within Health Care, a lack of exposure to inherently speculative, but strong performing, biotechnology companies hindered our performance.

Other poor performers included several holdings in the Energy sector, including CARBO Ceramics, Petrominerales and Cabot Oil & Gas. CARBO Ceramics, a leading provider of ceramic proppants used to facilitate the flow of hydrocarbons in oil and gas wells, was hurt by a sharp decline in natural gas drilling activity in the Haynesville shale. Cabot Oil & Gas, a natural gas exploration and production company, was hurt by weak natural gas prices. The share price of Petrominerales declined as the company experienced a series of exploration failures.

Contributing to Fund performance was stock selection in the Financials and Consumer Discretionary sectors. Strong performance in Financials was largely driven by the Fund's holding in Harleysville Group, as it agreed to be acquired by Nationwide Mutual Insurance at a substantial premium. Two stocks that were additive to performance in the Consumer Discretionary sector were Tractor Supply and Polaris Industries. Tractor Supply is the largest retail farm and ranch store chain in the U.S. Its stock price rose as the company generated solid financial results. Polaris Industries, which designs, engineers and manufactures off-road vehicles, benefited as it significantly outpaced industry growth, in large part due to the successful introduction of popular new products.

Other notable standouts were Energy companies Oceaneering International and Concho Resources. Concho Resources is an oil-weighted exploration and production company with major operations in the Permian Basin. The company continued to execute its growth strategy, supported by strong oil prices. Oceaneering International is a leading provider of remotely operated vehicles and other equipment used in subsea oil exploration and production. It benefited from strong oil prices and expectations for the return of drilling activity in the Gulf of Mexico.

Looking ahead, we are guardedly optimistic for the U.S. economy. While recent economic activity has been encouraging, it's possible that the upturn was partially driven by the mild winter and improving consumer sentiment given declining unemployment. In addition, it remains to be seen if improvements in the labor market are sustainable, and whether the housing market is finally reaching its long-awaited bottom. Furthermore, given the possibility of gridlock in Washington policymaking leading up to the November election, a scheduled expiration of the Bush-era tax cuts and mandatory budget cuts in early 2013 could negatively impact the economy.

A common theme throughout the Fund is our long-held quality bias toward companies with good balance sheets, free cash flow and higher return businesses with barriers. We also maintain a balanced portfolio that includes companies that we believe could perform well should global economic growth turn out to be more robust than we envision. These include industries in energy and agriculture that have historically enjoyed long-term tailwinds emanating from emerging market demand. Additionally, we own less-economically sensitive companies that we feel could be relatively resilient if a less benign global economic scenario occurs.

Sincerely,

Judith M. Vale and Robert D'alelio
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Genesis Fund

TICKER SYMBOLS
Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	7.7%
Consumer Staples	7.1
Energy	15.3
Financials	8.0
Health Care	12.2
Industrials	19.1
Information Technology	10.7
Materials	11.5
Utilities	3.0
Other	0.9
Short-Term Investments	4.5
Total	100.0%

PERFORMANCE HIGHLIGHTS2
		Six Month	Average Annual Total Return Ended 02/29/2012
	Inception Date	Period Ended 02/29/2012	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	6.89%	4.19%	6.23%	9.86%	12.45%
Trust Class4	08/26/1993	6.82%	4.08%	6.18%	9.81%	12.44%
Advisor Class4	04/02/1997	6.66%	3.81%	5.90%	9.53%	12.24%
Institutional Class6	07/01/1999	6.97%	4.38%	6.46%	10.10%	12.59%
Russell 2000® Index1,18		12.40%	–0.15%	1.83%	7.00%	9.14%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.06%, 1.14%, 1.41% and 0.89% for Investor Class, Trust Class, Advisor Class and Institutional Class shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratio net of waivers and reimbursements was 0.88% for Institutional Class shares. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2022 for Institutional Class and Advisor Class shares and through August 31, 2015 for Trust Class shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Global Equity Fund Commentary

Neuberger Berman Global Equity Fund Institutional Class generated at 3.42% total return for the six months ended February 29, 2012, trailing its benchmark, the MSCI World Index, which provided an 8.54% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Global markets, as measured by the MSCI World Index, were up overall during this past fiscal period, masking a period of tremendous uncertainty and volatility that was experienced in late 2011. Volatility was driven by concerns about the ultimate resolution of European sovereign debt issues, mixed economic data in the U.S., and slowing in emerging markets growth. Returns by country varied, from Greece being the weakest performing country with a –34% return, followed by Portugal and Austria, to top performers Ireland and Denmark, each up by over 17%, the former driven by multinationals domiciled in Ireland.

Two specific subsectors have started strong in 2012. European banks are benefiting from the European Central Bank's decision to provide them with short-term funding and the auto industry, a Consumer Discretionary subsector, is reacting positively to a rebound in auto sales in the U.S. and emerging markets growth. Energy stocks posted double-digit gains on higher oil prices, followed by Consumer Discretionary and Industrials issues. Weaker areas included Utilities and Telecommunication Services, both roughly flat for the period, and Materials, which was slightly negative.

The key factor in the portfolio's relative underperformance during this period was our defensive positioning, which we considered prudent considering the longer-term headwinds and near-term volatility that characterized the period. This was a detriment during the early 2012 rally. By country, investments in Japan and Belgium, along with a zero allocation to Spain, had positive impacts, while holdings in France, Canada and Korea underperformed. By sector, stock selection in Consumer Staples and Telecommunication Services, along with zero exposure to Utilities, provided the greatest relative benefit, while Consumer Discretionary, Materials and Information Technology (IT) holdings were weakest.

Top performing stocks this period included two U.S. firms: Apple, which continued its successful launch of new products (e.g., iPhone 4S) leading to strong top and bottom-line growth, and CVS Caremark, the retail pharmacy and pharmacy benefit company. CVS Caremark increased its 2012 outlook and received a positive market reaction to its strategy for future growth. Experian, the UK-listed credit and marketing data provider, also delivered solid results, driven by healthy organic growth. Detractors included Alcatel Lucent, the French telecom equipment supplier, which cut its profit forecast as its customers held back orders. We sold this stock. Hyundai Mobis was another detractor. The Korean auto parts manufacturer declined on worries that its profit margins related to parts for new cars were shrinking. We view the company's revenues as stable, however, given the large percentage of recurring after-sales in its auto parts business, where margins were maintained. Canada's New Gold fell on worries related to the company's ability to start up a new mining site, New Afton, for production. We are comfortable with the company's ability to execute.

Currently, the global markets are being driven primarily by three regional forces: the debt situation in Europe, U.S. economic growth, and growth in China. Regarding Europe, Greece's debt has been restructured, but long-term structural issues remain. Resolving the debt issues is likely to involve a combination of higher taxes and reduced government spending, which will likely dampen 2012 regional economic activity.

The market also continues to debate the sustainability of the U.S. economic recovery given the stretched U.S. consumer and government stimulus and tax breaks that are due to expire. But in the short-term, improving economic data has provided positive momentum going into 2012.

The debate on whether China's near-term GDP growth will fall below 7% may continue, but mid-single-digit emerging markets growth and positive U.S. economic data would be supportive for companies in which we invest.

The portfolio remains defensively positioned, focusing on companies able to perform in tougher economic times. Given improvements in U.S. economic growth, our U.S. focus is domestically oriented, including IT and Health Care companies in which we see clear competitive advantages. In Europe, we continue to overweight countries outside the eurozone that we believe have superior growth prospects, such as Switzerland and the Nordic countries, and companies that derive a large portion of their revenues from North America and emerging markets. As a result, the portfolio now holds a larger percentage of assets in larger-capitalization global companies.

From a sector perspective, our largest overweight at this time is in Materials, where we have focused exposure to precious metals and agriculture in particular, as well as specialty chemical companies with pricing power and relatively stable end markets. Our largest underweight continues to be in Financials. We have limited exposure to banks with balance sheet risks in favor of brokers and exchanges that earn a recurring fee revenue.

Overall, we believe the most exciting opportunities are best identified through bottom-up fundamental research. From our perspective, companies offering a compelling product or service that will generate demand, increase pricing, and grow earnings and cash flows will be the likely winners in the environment we foresee.

Sincerely,

Benjamin Segal and Saurin Shah
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Global Equity Fund

TICKER SYMBOLS
Institutional Class	NGQIX
Class A	NGQAX
Class C	NVACX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	9.4%
Consumer Staples	8.9
Energy	12.0
Financials	11.0
Health Care	11.9
Industrials	13.9
Information Technology	14.9
Materials	11.7
Telecommunication Services	3.4
Short-Term Investments	2.9
Total	100.0%

PERFORMANCE HIGHLIGHTS2,9
	Inception Date	Six Month Period Ended 02/29/2012	Cumulative Total Return Ended 02/29/2012 Life of Fund
At NAV
Institutional Class	06/30/2011	3.42%	–5.89%
Class A	06/30/2011	3.23%	–6.16%
Class C	06/30/2011	2.86%	–6.60%
With Sales Charge
Class A		–2.66%	–11.56%
Class C		1.92%	–7.45%
Index
MSCI World Index1,18		8.54%	0.43%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2011 were 1.41%, 1.77%, and 2.52% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The estimated expense ratios net of waivers and/or reimbursements were 1.15%, 1.51% and 2.26% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2015 for Institutional Class, Class A and Class C shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Global Thematic Opportunities Fund Commentary

Neuberger Berman Global Thematic Opportunities Fund Institutional Class generated a –2.34% total return for the six months ended February 29, 2012, underperforming its benchmark, the MSCI All Country World Index, which provided an 8.12% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The past six months experienced two very different markets. During September 2011, investor sentiment was extremely risk averse and markets were wildly volatile as investors weighed potentially severe turns in the European sovereign debt crisis—with fearful scenarios ranging from the end of the eurozone itself to another global banking crisis causing deep pessimism. This, along with a negative turn in economic data from the U.S., in addition to fears of a slowdown in emerging markets and a "hard landing" for China, sent investors searching for safety and security.

From October through the end of this reporting period, however, sentiment reversed. The European Central Bank reached an agreement that removed the gravest possible outcomes for Europe, allowing leaders time to manage underlying debt issues in relative calm. Economic data from the U.S. also changed course, with statistics showing slow but steady improvement. In emerging markets, policy makers in China and elsewhere shifted to a position more supportive of continued growth. Taking all these factors into consideration, investors moved aggressively into deeper cyclical areas and farther out on the risk spectrum.

Our portfolio underperformed during the period for several reasons. One factor, especially in the early part of the period, was our emphasis on emerging markets. The team had believed that emerging economies would continue to produce attractive growth while anticipating that Europe would be weak in 2011 and the U.S. economy would just muddle through the period.

The U.S. market was essentially flat in 2011, and most European markets fell sharply, not surprisingly given the unsettling macro events that remained in play as this reporting period began. The surprise was how poorly markets in Asia and South America performed. Many emerging markets were down as much as or more than markets in Europe, despite the fact that emerging markets companies produced better earnings and offer better growth opportunities.

While our overweight relative to the benchmark in emerging markets hurt performance this period, that has begun to shift recently as investors have returned to higher risk/reward assets. In terms of holdings, First Tractor, Ace Hardware Indonesia and Philip Morris International were among top contributors this period, while Lonrho and Asian Citrus (which we sold) disappointed.

Our longer-term investment in coal stocks, part of our "Long What China Is Short" energy theme, underperformed this period. A combination of an unusually mild winter in the northeast and low natural gas prices (which lured utilities away from coal) decreased demand, pushing coal stock prices lower. Alpha Natural Resources was our largest detractor from performance, underperforming along with Adaro and Mongolian Mining. Coal demand in the Asian markets remains strong due to the fact that natural gas supply in that part of the world remains weak. Therefore, the Fund maintains exposure to high-quality coal providers in Asia but has reduced its exposure to coal in the U.S.

Certain precious metals commodity names declined as well. After a tremendous rise in precious metals, investors preferred the U.S dollar over gold and silver as they sought safety during this period's volatility. Agnico-Eagle Mines, Silver Wheaton and NovaGold underperformed. We have sold these stocks and trimmed our gold and silver equities weighting overall.

We initiated a new theme this period: "Up, Up and Away!," which plays into what we see as some of the interesting opportunities within the aerospace and travel area. We anticipate increased air travel demands of emerging markets consumers—particularly in countries where GDP per capita is nearing a critical $3,000 USD mark—which we think would continue to bode well for companies like Honeywell International and Boeing Co. These positions were among top performers for the period.

We continue to believe that the key structural themes we've identified and invested in—agriculture, technology and automation, money in motion, and others—will lead to long-term outperformance. Geographically, we remain bullish on emerging markets. In our opinion, emerging markets will provide the bulk of global growth over the next 3-, 5- and 10-year periods. We believe valuations, however, are reasonable, especially after a difficult 2011. We consider emerging markets an attractive investment opportunity for those with a longer-term view. It is also possible that emerging market countries will constitute a much larger weighting in global GDP, and leading companies in these markets could have a much larger market capitalization, driven by both significant increases in earnings as well as a reassessment of those earnings by investors.

With this perspective, the portfolio maintains an approximate 15% overweight in emerging markets. While we see particular opportunity in emerging markets, we also continue our global search for the dominant and/or niche players that we believe are best positioned to deliver results based on our structural growth themes, using any price volatility to add to our highest conviction positions.

Sincerely,

Anthony Gleason, Sandy Pomeroy, William Hunter and Richard Levine
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Global Thematic Opportunities Fund

TICKER SYMBOLS
Institutional Class	NGHIX
Class A	NGHAX
Class C	NGHCX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	11.6%
Consumer Staples	10.1
Energy	11.4
Financials	12.8
Health Care	3.8
Industrials	23.1
Information Technology	5.6
Materials	8.6
Telecommunication Services	1.9
Utilities	3.6
Other	1.9
Short-Term Investments	5.6
Total	100.0%

PERFORMANCE HIGHLIGHTS2
	Inception Date	Six Month Period Ended 02/29/2012	Cumulative Total Return Ended 02/29/2012 Life of Fund
At NAV
Institutional Class	06/30/2011	–2.34%	–7.81%
Class A	06/30/2011	–2.59%	–8.04%
Class C	06/30/2011	–2.93%	–8.56%
With Sales Charge
Class A		–8.23%	–13.33%
Class C		–3.90%	–9.48%
Index
MSCI All Country World Index1,18		8.12%	–0.06%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2011 were 1.56%, 1.92% and 2.67% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The estimated expense ratios net of waivers and/or reimbursements were 1.25%, 1.61% and 2.36% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2015 for Institutional Class, Class A and Class C shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Guardian Fund Commentary

Neuberger Berman Guardian Fund Investor Class generated a 7.41% total return for the six months ended February 29, 2012. The Fund trailed its benchmark, the S&P 500 Index, which posted a 13.31% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Overall results for the S&P 500 Index during this period obscure what was for the most part a very difficult and turbulent market. In fall 2011, worries about the European debt crisis hit new extremes. Meanwhile, economic data from the U.S. worsened, fears of a double-dip recession returned, and tremendous volatility was injected into the equity markets. The market, which peaked in April of 2011, found its low in October at the high point of stress over Europe. By mid-December, however, a seemingly viable plan to provide liquidity and avert a default in Greece and better economic data from the U.S ignited a rally that continued through the period's close.

By and large, our portfolio companies performed better than their stocks would suggest this period. With few exceptions, our companies continued to meet or exceed expectations. Early in this reporting period, however, investors sought the relative safety of the highest dividend paying stocks—regardless of whether dividends were paid from free cash or were financed on the balance sheet. Top performing sectors in the index included Utilities, Consumer Staples and Telecommunication Services. Outside Consumer Staples, we are, by design, underexposed to those areas.

Later in the period, fortunes reversed, and deeper cyclical stocks—another area where we have limited exposure—took the performance lead. While sentiment shifted from dividends at one extreme to cyclicals at the other, we've been very consistent in positioning for a slow-growth world. We maintained a steady hand throughout the volatility and market swings, with a focus on companies that we believe are positioned to grow at a premium against economic weakness. Even without cyclicals, our performance gap tightened as the market improved.

Within the portfolio, two holdings disappointed this period, with a fairly significant impact on relative performance. At the height of market volatility related to Europe, both Newfield Exploration and Hospira made announcements that concerned the market. Newfield declined as Wall Street reacted to the company's decision to reallocate its capital budget to maximize returns. In the near term, this modestly impacted 2011 production growth, but longer term, we believe it positions the company for accelerated production growth with improving margins. We took advantage of the price disruption to add to our position in Newfield. Hospira, which has been sold, declined after announcing that ongoing FDA compliance and manufacturing issues were going to limit revenue and increase costs.

Top contributors this period included Texas Instruments and Danaher, two long-term holdings. Texas Instruments benefited late in the period as semiconductor stocks advanced as a harbinger of improved demand. We added to our position while the stock was under pressure earlier in the reporting period. Similarly, Danaher performed steadily as a business throughout the period, and its stock rebounded sharply as the market sentiment shifted away from dividends.

We have used volatility to buy into compelling opportunities as they present themselves. During this period, we re-introduced American Express into the portfolio at a very good price. In 2011, over 60% of the company's income came from transaction-related fees. American Express has been investing in a range of products and services that leverage its payments network with the potential to meaningfully expand its served markets, such as prepaid cards, mobile payment capabilities, and loyalty services for retailers. We think American Express is uniquely positioned to compete with a number of more highly valued companies competing for share in these and other new e-commerce opportunities.

As we move ahead, we remain pleased with the quality of our portfolio and confident in the ability of our companies to perform against a relatively weak macroeconomic environment. While we're not bearish, we think the economy at present may be operating above its long-term trend, partly on inventory replenishment and as supply chain impacts from Japan and Thailand have lessened.

Meaningful headwinds persist. There is the overhang of debt problems in the U.S. and abroad; the scheduled expiration of the Bush tax cuts, the payroll tax cut, and extended unemployment benefits; as well as the scheduled start of the first tranche of spending reductions from the deficit reduction supercommittee. Collectively, we believe this is a material sum that will be a headwind to economic growth for at least the intermediate term.

"Slow growth" is the environment we've sought to design our portfolio to navigate. We remain focused on bottom-up company fundamentals and on high-quality businesses that we believe can grow at a premium within a tough environment, with an enduring consumer value proposition.

Sincerely,

Arthur Moretti
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Guardian Fund

TICKER SYMBOLS
Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	8.9%
Consumer Staples	12.4
Energy	14.8
Financials	13.5
Health Care	9.7
Industrials	13.7
Information Technology	21.2
Materials	3.9
Short-Term Investments	1.9
Total	100.0%

PERFORMANCE HIGHLIGHTS2,7,14
		Six Month	Average Annual Total Return Ended 02/29/2012
	Inception Date	Period Ended 02/29/2012	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	7.41%	–1.75%	1.68%	4.80%	10.96%
Trust Class4	08/03/1993	7.37%	–1.90%	1.51%	4.64%	10.92%
Advisor Class4	09/03/1996	7.15%	–2.27%	1.09%	4.22%	10.80%
Institutional Class21	05/27/2009	7.53%	–1.56%	1.79%	4.86%	10.97%
Class A20	05/27/2009	7.31%	–1.99%	1.57%	4.74%	10.95%
Class C20	05/27/2009	6.92%	–2.73%	1.16%	4.53%	10.91%
Class R320	05/27/2009	7.17%	–2.21%	1.45%	4.68%	10.94%
With Sales Charge
Class A20		1.12%	–7.60%	0.38%	4.13%	10.84%
Class C20		5.92%	–3.70%	1.16%	4.53%	10.91%
Index
S&P 500 Index1,18		13.31%	5.12%	1.58%	4.17%	10.90%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 0.92%, 1.10%, 1.50%, 0.75%, 1.15%, 1.90% and 1.44% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.11%, 1.86% and 1.36% for Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2022 for Advisor Class shares and August 31, 2015 for Institutional Class, Class A, Class C and Class R3 shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense. The total annual operating expenses for Advisor Class and Institutional Class include repayments to Management for previously waived and/or reimbursed expenses and/or fees.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

International Fund Commentary

Neuberger Berman International Fund Investor Class generated a 0.26% total return for the six months ended February 29, 2012, trailing its benchmark, the MSCI EAFE® Index, which provided a 4.26% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

International markets, as measured by the MSCI EAFE Index, were slightly up during this past fiscal period, masking the tremendous uncertainty and volatility that was experienced in both the fall and winter of 2011. These conditions primarily were driven by concerns about the ultimate resolution of the European sovereign debt issues. Returns by country varied during the period, from Greece being the weakest performing country with a –34% return, followed by Portugal and Austria, to top performers Ireland and Denmark, each up by over 17%, the former driven by multinationals domiciled in Ireland.

Two specific subsectors have started strong in 2012. European banks are benefiting from the European Central Bank's (ECB) decision to provide them with short-term funding, and the auto industry, a Consumer Discretionary subsector, is reacting positively to a rebound in auto sales in the U.S. and emerging markets growth. Energy stocks posted double-digit gains on higher oil prices, followed by Consumer Discretionary and Industrials issues. Weaker areas included Utilities and Telecommunication Services, both negative for the period, and Materials.

The key factor in the portfolio's relative underperformance during the six-month period was our defensive positioning, which we considered prudent considering the longer-term headwinds and near-term volatility that colored much of the period. This positioning created a shortfall against the rally in early 2012, specifically in Financials, where the portfolio does not hold eurozone banks, and Consumer Discretionary, where the portfolio is underweighted in automotive stocks. As a result, Consumer Discretionary and Financials sector holdings were the weakest performers relative to the benchmark. Holdings within Industrials and Health Care provided the greatest relative benefit. By country, holdings in Spain, Australia and the Netherlands made positive contributions, while investments in Canada, Japan and the United Kingdom underperformed.

Top performing stocks this period included Samsung Electronics, the Korean consumer electronics producer of semiconductors, LCD TVs, and mobile phones. Samsung posted strong results due to better-than-expected sales of its new Galaxy handsets. Experian, the UK-listed credit and marketing data provider, delivered solid results driven by healthy organic growth. Denmark's Novo Nordisk, a leader in diabetes care, also outperformed.

Detractors included Chemring Group, the U.K.-based defense company, which fell on uncertainty of future U.S. defense spending. Hyundai Mobis, the Korean auto parts manufacturer, declined on worries that their margins related to parts for new cars were shrinking. We view the company's revenues as stable, however, given its extensive recurring after-sales business, where margins were maintained. The Brazilian energy company HRT Participacões declined as a result of exploration disappointments and was sold.

Market sentiment improved decidedly as we entered 2012 on better economic news from the U.S., the ECB's decision to provide liquidity to European banks, the potentially successful Greek debt restructuring, and statements and actions from China that support continued future growth. Though the market environment has improved, concerns persist from a macroeconomic point of view. In the eurozone there is a strong possibility of a prolonged recession, especially as increased taxes and reduced government spending will be part of the long-term debt reduction program. These conditions may pose something of a challenge to companies with domestically sourced revenue versus multinationals.

Accordingly, we continue to position the portfolio with a defensive posture, focusing on companies we believe are able to perform in tougher economic times. In Europe, we continue to be overweighted in countries outside the eurozone area, such as Switzerland and the Nordic countries (which we believe have superior growth prospects), as well as on companies that derive a large portion of their revenues from North America and emerging markets. As a result, the portfolio now holds a larger percentage of assets in larger-capitalization global companies.

From a sector perspective, we are overweighted in Materials, where we have focused exposure to precious metals and agriculture in particular, as well as specialty chemical companies with pricing power and relatively stable end markets. While we have trimmed our overweight to Telecommunication Services, we still believe globalizing smartphone technology penetration will drive lower costs and higher average revenue per user (ARPU). We've followed this theme into the Information Technology sector, where our overweight is focused on telecom equipment suppliers—as well as software businesses with a history of ongoing revenue streams. The focuses of our Consumer Discretionary overweight are pay TV, contract catering and professional publishers—where we expect demand to be less sensitive to overall economic conditions. Our largest underweight continues to be in Financials, where we have limited exposure to banks with balance sheet risks, in favor of brokers and exchanges that we anticipate will continue to earn recurring fee revenue. We continue to like Canadian natural resources names that benefit from a stable regulatory environment and strong management teams that we think will drive healthy production growth. Lastly, we continue to zero-weight Utilities in favor of telecom stocks, where demand is similarly steady, but recent cash flow and growth have been superior.

Overall, we believe the most exciting opportunities are best identified through bottom-up fundamental research. From our perspective, companies offering a compelling product or service that will generate demand, increase pricing, and grow earnings and cash flows will be the likely winners in the environment we foresee.

Sincerely,

Benjamin Segal
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

International Fund

TICKER SYMBOLS
Investor Class	NBISX
Trust Class	NBITX
Class A	NIRAX
Class C	NIRCX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	13.9%
Consumer Staples	11.2
Energy	8.2
Financials	11.6
Health Care	9.9
Industrials	16.0
Information Technology	6.0
Materials	15.5
Telecommunication Services	6.1
Short-Term Investments	1.6
Total	100.0%

PERFORMANCE HIGHLIGHTS2,7,15
		Six Month	Average Annual Total Return Ended 02/29/2012
	Inception Date	Period Ended 02/29/2012	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/15/1994	0.26%	–5.14%	–2.58%	8.68%	7.17%
Trust Class4	06/29/1998	0.21%	–5.38%	–2.72%	8.77%	7.34%
Class A26	12/20/2010	0.17%	–5.26%	–2.60%	8.66%	7.16%
Class C26	12/20/2010	–0.16%	–5.94%	–2.77%	8.57%	7.11%
With Sales Charge
Class A26		–5.60%	–10.69%	–3.75%	8.02%	6.81%
Class C26		–1.16%	–6.88%	–2.77%	8.57%	7.11%
Index
MSCI EAFE® Index1,18		4.26%	–7.01%	–2.46%	6.77%	4.87%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.61%, 1.70%, 3.01% and 8.21% for Investor Class, Trust Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any).The expense ratios net of waivers and/or reimbursements were 1.45%, 1.69% and 2.32% for Investor Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2015 for Investor Class, Class A and Class C shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

International Institutional Fund Commentary

Neuberger Berman International Institutional Fund generated a 0.56% total return for the six months ended February 29, 2012, trailing its benchmark, the MSCI EAFE® Index, which provided a 4.26% return for the period.

International markets, as measured by the MSCI EAFE Index, were slightly up during this past fiscal period, masking the tremendous uncertainty and volatility that was experienced in both the fall and winter of 2011. These conditions primarily were driven by concerns about the ultimate resolution of the European sovereign debt issues. Returns by country varied during the period, from Greece being the weakest performing country with a –34% return, followed by Portugal and Austria, to top performers Ireland and Denmark, each up by over 17%, the former driven by multinationals domiciled in Ireland.

Two specific subsectors have started strong in 2012. European banks are benefiting from the European Central Bank's (ECB) decision to provide them with short-term funding, and the auto industry, a Consumer Discretionary subsector, is reacting positively to a rebound in auto sales in the U.S. and emerging markets growth. Energy stocks posted double-digit gains on higher oil prices, followed by Consumer Discretionary and Industrials issues. Weaker areas included Utilities and Telecommunication Services, both negative for the period, and Materials.

The key factor in the portfolio's relative underperformance during the six-month period was our defensive positioning, which we considered prudent considering the longer-term headwinds and near-term volatility that colored much of the period. This positioning created a shortfall against the rally in early 2012, specifically in Financials where the portfolio does not hold eurozone banks and Consumer Discretionary, where the portfolio is underweighted in automotive stocks. As a result, Consumer Discretionary and Financials sector holdings were the weakest performers relative to the benchmark. Holdings within Industrials and Health Care provided the greatest relative benefit. By country, holdings in Spain, Australia and the Netherlands made positive contributions, while investments in Canada, Japan and the United Kingdom underperformed.

Top performing stocks this period included Samsung Electronics, the Korean consumer electronics producer of semiconductors, LCD TVs, and mobile phones. Samsung posted strong results due to better-than-expected sales of its new Galaxy handsets. Experian, the UK-listed credit and marketing data provider, delivered solid results driven by healthy organic growth. Denmark's Novo Nordisk, a leader in diabetes care, also outperformed.

Detractors included Chemring Group, the U.K.-based defense company, which fell on uncertainty of future U.S. defense spending. Hyundai Mobis, the Korean auto parts manufacturer, declined on worries that their margins related to parts for new cars were shrinking. We view the company's revenues as stable, however, given its extensive recurring after-sales business, where margins were maintained. The Brazilian energy company HRT Participacões declined as a result of exploration disappointments and was sold.

Market sentiment improved decidedly as we entered 2012 on better economic news from the U.S., the ECB's decision to provide liquidity to European banks, the potentially successful Greek debt restructuring, and statements and actions from China that support continued future growth. Though the market environment has improved, concerns persist from a macroeconomic point of view. In the eurozone, there is a strong possibility of a prolonged recession, especially as increased taxes and reduced government spending will be part of the long-term debt reduction program. These conditions may pose something of a challenge to companies with domestically sourced revenue versus multinationals.

Accordingly, we continue to position the portfolio with a defensive posture, focusing on companies we believe are able to perform in tougher economic times. In Europe, we continue to be overweighted in countries outside the eurozone area, such as Switzerland and the Nordic countries (which we believe have superior growth prospects), as well as on companies that derive a large portion of their revenues from North America and emerging markets. As a result, the portfolio now holds a larger percentage of assets in larger-capitalization global companies.

From a sector perspective, we are overweighted in Materials, where we have focused exposure to precious metals and agriculture in particular, as well as specialty chemical companies with pricing power and relatively stable end markets. While we have trimmed our overweight to Telecommunication Services, we still believe globalizing smartphone technology penetration will drive lower costs and higher average revenue per user (ARPU). We've followed this theme into the Information Technology sector, where our overweight is focused on telecom equipment suppliers—as well as software businesses with a history of ongoing revenue streams. The focuses of our Consumer Discretionary overweight are pay TV, contract catering and professional publishers—where we expect demand to be less sensitive to overall economic conditions. Our largest underweight continues to be in Financials, where we have limited exposure to banks with balance sheet risks, in favor of brokers and exchanges that we anticipate will continue to earn recurring fee revenue. We continue to like Canadian natural resources names that benefit from a stable regulatory environment and strong management teams that we think will drive healthy production growth. Lastly, we continue to zero-weight in Utilities in favor of telecom stocks, where demand is similarly steady, but recent cash flow and growth have been superior.

Overall, we believe the most exciting opportunities are best identified through bottom-up fundamental research. From our perspective, companies offering a compelling product or service that will generate demand, increase pricing, and grow earnings and cash flows will be the likely winners in the environment we foresee.

Sincerely,

Benjamin Segal
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

International Institutional Fund

TICKER SYMBOLS
Institutional Class	NBIIX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	13.7%
Consumer Staples	11.1
Energy	8.2
Financials	11.5
Health Care	9.8
Industrials	15.9
Information Technology	5.9
Materials	15.4
Telecommunication Services	6.1
Short-Term Investments	2.4
Total	100.0%

PERFORMANCE HIGHLIGHTS2,7
		Six Month	Average Annual Total Return Ended 02/29/2012
	Inception Date	Period Ended 02/29/2012	1 Year	5 Years	Life of Fund
Institutional Class	06/17/2005	0.56%	–5.69%	–2.23%	3.65%
MSCI EAFE® Index1,18		4.26%	–7.01%	–2.46%	4.12%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2011 was 1.23% for Institutional Class shares (prior to any fee waivers and/or expense reimbursements, if any). The expense ratio net of waivers and/or reimbursements was 0.86% for Institutional Class shares. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2022 for Institutional Class shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

International Large Cap Fund Commentary

Neuberger Berman International Large Cap Fund Trust Class generated a 0.25% total return for the six months ended February 29, 2012, trailing its benchmark, the MSCI EAFE® Index, which provided a 4.26% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

International markets, as measured by the MSCI EAFE Index, were slightly up during this past fiscal period, masking the tremendous uncertainty and volatility that was experienced in both the fall and winter of 2011. These conditions primarily were driven by concerns about the ultimate resolution of the European sovereign debt issues. Returns by country varied during the period, from Greece being the weakest performing country with a –34% return, followed by Portugal and Austria, to top performers Ireland and Denmark, each up by over 17%, the former driven by multinationals domiciled in Ireland.

Two specific subsectors have started strong in 2012. European banks are benefiting from the European Central Bank's (ECB) decision to provide them with short-term financing, and the auto industry, a Consumer Discretionary subsector, is reacting positively to a rebound in auto sales in the U.S. and emerging markets growth. Energy stocks posted double-digit gains on higher oil prices, followed by Consumer Discretionary and Industrials issues. Weaker areas included Utilities and Telecommunication Services, both negative for the period, and Materials.

The key factor in the portfolio's relative underperformance during the six-month period was our defensive positioning, which we considered prudent considering the longer-term headwinds and near-term volatility that colored much of the period. This positioning against the auto sector rally in early 2012 and specific stock performance in a variety of sectors created the shortfall versus the benchmark. By country, holdings in the Netherlands and Denmark, along with a zero allocation to Spain, made positive contributions to relative performance, while investments in Canada, Japan and Brazil underperformed. By sector, holdings within Health Care, Industrials and Information Technology (IT) provided the greatest relative benefit, while Consumer Discretionary, Materials and Energy holdings were weakest relative to the benchmark.

Top performing stocks this period included Samsung Electronics, the Korean consumer electronics producer of semiconductors, LCD TVs, and mobile phones. Samsung posted strong results due to better-than-expected sales of its new Galaxy handsets. Experian, the UK-listed credit and marketing data provider, delivered solid results driven by healthy organic growth. Denmark's Novo Nordisk, a leader in diabetes care, also outperformed. Detractors included the Brazilian energy company HRT Participacões, which declined as a result of several exploration disappointments and was sold.

Hyundai Mobis, the Korean auto parts manufacturer, declined on worries that their margins related to parts for new cars were shrinking. We view the company's revenues as stable, however, given its extensive recurring after-sales business, where margins were maintained. Colruyt, a Belgian retailer, saw disappointing 2011 results based on declining margins.

Market sentiment improved decidedly as we entered 2012 on better economic news from the U.S., the ECB's decision to provide liquidity to European banks, the potentially successful Greek debt restructuring, and statements and actions from China that support continued future growth. Though the market environment has improved, concerns persist from a macroeconomic point of view. In the eurozone, there is a strong possibility of a prolonged recession, especially as increased taxes and reduced government spending will be part of the long-term debt reduction program. These conditions may pose something of a challenge to companies with domestically sourced revenue versus multinationals.

Accordingly, we continue to position the portfolio with a defensive posture, focusing on companies we believe are able to perform in tougher economic times. In Europe, we continue to be overweighted in countries outside the eurozone area, such as Switzerland and the Nordic countries (which we believe have superior growth prospects), as well as on companies that derive a large portion of their revenues from North America and emerging markets. As a result, the portfolio now holds a larger percentage of assets in larger-capitalization global companies.

From a sector perspective, we are overweighted in Materials, where we have focused exposure to precious metals and agriculture in particular, as well as specialty chemical companies with pricing power and relatively stable end markets.

While we have trimmed our overweight to Telecommunication Services, we still believe globalizing smartphone technology penetration will drive lower costs and higher average revenue per user (ARPU). We've followed this theme into the IT sector, where our overweight is focused on telecom equipment suppliers—as well as software businesses with a history of ongoing revenue streams. The focuses of our Consumer Discretionary overweight are pay TV, contract catering and professional publishers—where we expect demand to be less sensitive to overall economic conditions. Our largest underweight continues to be in Financials, where we have limited exposure to banks with balance sheet risks in favor of brokers and exchanges that we anticipate will continue to earn a recurring fee revenue. We continue to like Canadian natural resources names that benefit from a stable regulatory environment and strong management teams that we think will drive healthy production growth. Lastly, we continue to zero-weight Utilities in favor of telecom stocks, where demand is similarly steady, but recent cash flow and growth have been superior.

Overall, we believe the most exciting opportunities are best identified through bottom-up fundamental research. From our perspective, companies offering a compelling product or service that will generate demand, increase pricing, and grow earnings and cash flows will be the likely winners in the environment we foresee.

Sincerely,

Benjamin Segal
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

International Large Cap Fund

TICKER SYMBOLS
Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	13.7%
Consumer Staples	8.2
Energy	9.7
Financials	12.0
Health Care	9.7
Industrials	14.1
Information Technology	7.2
Materials	15.7
Telecommunication Services	8.1
Short-Term Investments	1.6
Total	100.0%

PERFORMANCE HIGHLIGHTS2,7

		Six Month	Average Annual Total Return Ended 02/29/2012
	Inception Date	Period Ended 02/29/2012	1 Year	5 Years	Life of Fund
At NAV
Trust Class	08/01/2006	0.25%	–7.01%	–1.67%	0.74%
Institutional Class6	10/06/2006	0.44%	–6.74%	–1.34%	1.08%
Class A17	12/20/2007	0.24%	–7.06%	–1.67%	0.74%
Class C17	12/20/2007	0.00%	–7.65%	–2.27%	0.19%
Class R317	05/27/2009	0.18%	–7.32%	–1.82%	0.60%
With Sales Charge
Class A17		–5.55%	–12.38%	–2.83%	–0.32%
Class C17		–1.00%	–8.57%	–2.27%	0.19%
Index
MSCI EAFE® Index1,18		4.26%	–7.01%	–2.46%	0.33%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.40%, 1.02%, 1.39%, 2.15% and 1.88% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.25%, 0.91%, 1.30%, 2.01% and 1.52% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2015 for Trust Class, Institutional Class, Class A, Class C and Class R3 shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Intrinsic Value Fund Commentary

Neuberger Berman Intrinsic Value Fund is off to a strong start in 2012 after a difficult second half of 2011. For the six months ended February 29, 2012, the Fund's Institutional Class shares generated a 13.19% total return, outperforming its benchmark, the Russell 2000® Value Index, which posted an 11.81% return for the period. (Performance for all share classes is provided in the table immediately following this letter.) In fact, the Fund rallied by more than thirty percent from its low point in early October of 2011.

Aggressive monetary policies adopted by the European Central Bank late in 2011 helped drive down government bond yields and avert funding challenges for European banks. With the risk of an economic slowdown stemming from a potential European financial crisis having been reduced, investors were able to refocus on the improving outlook for cyclically sensitive assets such as small capitalization stocks. Encouraging economic news in the U.S., ranging from improving GDP data to continued gains in employment, helped fuel market gains from December through February.

Over the last three years, as investor concerns have increasingly evolved from specific company or sector issues to macroeconomic challenges, the Fund has experienced meaningful swings in performance. This is due in part to the Fund's emphasis on investing in companies and sectors that are sensitive to changes in the economy. Over 70% of our investments are in cyclical industries such as technology and manufacturing. Unfortunately, sentiment seems to change far more frequently than the underlying economy, which buffets the portfolio.

Given the difficult macroeconomic issues that currently dominate the financial landscape, we must pay particularly close attention to the publicly reported activities of company insiders. These individuals have a demonstrated skill in timing their legally executed and reported transactions related to their own shares, and their actions may offer clues on when to buy, sell, reduce or increase our investments in their companies. During the most recent six month period, we were heartened to see an acceleration of insider buying, corporate share repurchase activity and dividend announcements. These events are noteworthy because insiders are historically sellers of their own shares and small capitalization companies tend to zealously guard their liquidity. Most small companies are reluctant to pay dividends or buy back their own stock, preferring to keep their financial strength in reserve for acquisitions or plant expansions. During the most recent six-month period, 19 portfolio companies announced share repurchase plans and six of our 30 dividend paying investments increased their payouts.

We believe merger and acquisition activity mirrors the confidence that executives have about their economic prospects. Given the low share prices of their own stocks it wasn't surprising to see companies opt to purchase their shares rather than pay a premium for another company. Nevertheless, our strategy benefited from three transactions as Global Industries, Tekelec and Pep Boys—Manny, Moe & Jack entered into merger agreements. Global Industries was acquired by a larger competitor, Technip, as its share price failed to reflect the value of its two ultramodern offshore marine vessels. Tekelec and Pep Boys—Manny, Moe & Jack were acquired by private equity firms, a trend that we think will accelerate since these firms have raised vast amounts of money and may feel some pressure to put their funds to work.

Three of our investments experienced meaningful setbacks to their business outlooks. RadioShack saw a significant decrease in its profitability as the growth in low margins on Apple products cannibalized more profitable sales from other vendors. Powerwave Technologies' sales plummeted as several customers, including AT&T, concurrently slowed down their capital spending on cell tower equipment. We sold the stock. MEMC Electronic Materials, a supplier of silicon wafers to the semiconductor and solar industries, struggled with depressed prices for solar wafers as the market has been flooded by cheap Chinese products. The company is attempting to hedge its business exposure to wafer prices by becoming a solar project developer, and thus a buyer and beneficiary of lower wafer prices. For a variety of reasons, this strategy has yet to win over many fans in the investment community.

As we look ahead to the next six months, we remain guardedly optimistic. Many investors have remained on the sidelines, preferring the safety of fixed income to the recent volatility of stock prices. But we believe economic data in the U.S. are very encouraging. Payrolls continue to expand, housing activity in many regions of the country that were the first to slow down are showing signs of life, and auto sales are surpassing expectations. We think that, taken together, this augurs well for our portfolio. Yet, many hurdles remain on the horizon for stock market investors, from the ever-present geopolitical tensions in the Middle East to continued political and regulatory uncertainty at home. The challenge is to not allow swings in market psychology, no matter how extreme they may be, to color our analysis of the long-term investment opportunities associated with our investment style.

Sincerely,

Benjamin H. Nahum, James F. McAree and Amit Solomon
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Intrinsic Value Fund

TICKER SYMBOLS
Institutional Class	NINLX
Class A	NINAX
Class C	NINCX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	7.6%
Consumer Staples	2.0
Energy	2.8
Financial Services	14.0
Health Care	6.2
Materials & Processing	7.2
Producer Durables	27.8
Technology	25.7
Utilities	2.7
Short-Term Investments	4.0
Total	100.0%

PERFORMANCE HIGHLIGHTS2
		Six Month	Average Annual Total Return Ended 02/29/2012
	Inception Date	Period Ended 02/29/2012	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class23	05/10/2010	13.19%	–7.90%	3.39%	8.97%	10.94%
Class A23	05/10/2010	12.94%	–8.18%	3.25%	8.90%	10.90%
Class C23	05/10/2010	12.53%	–8.86%	2.99%	8.76%	10.80%
With Sales Charge
Class A23		6.48%	–13.48%	2.04%	8.26%	10.45%
Class C23		11.53%	–9.67%	2.99%	8.76%	10.80%
Index
Russell 2000® Value Index1,18		11.81%	–2.72%	–0.36%	7.04%	7.72%
Russell 2000® Index1,18		12.40%	–0.15%	1.83%	7.00%	6.37%

The inception date for Neuberger Berman Intrinsic Value Fund Class A, Class C and Institutional Class shares is May 10, 2010. Performance prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 23 for information about the effects of the different fees paid by each class.

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.27%, 1.65% and 2.35% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.01%, 1.36% and 2.11% Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2015 for Institutional Class, Class A and Class C shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Large Cap Disciplined Growth Fund Commentary

Neuberger Berman Large Cap Disciplined Growth Fund Investor Class generated an 8.97% total return for the six months ended February 29, 2012, but underperformed its benchmark, the Russell 1000® Growth Index, which provided a 13.76% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

At the start of the reporting period, the portfolio was relatively defensive with reduced exposure to economically sensitive sectors and a slightly below-market beta. We remained defensive through October, but as the quarter progressed, it became clear that there had been a gradual, but steady improvement in the U.S. economy, and with the announcement of the European Central Bank's long-term refinancing operations, the risk of a systemic bank failure in Europe had been greatly reduced. Against a backdrop of continued signs of improvement at the margin, we reduced some of the portfolio's defensive weighting and repositioned it to a slightly more market-neutral stance.

Over the past six months, the portfolio benefited most from strong stock selection in Information Technology and Financials, and a zero-weighting in Telecommunication Services. On an individual stock basis, Apple, Google and Intel were the largest contributors to the portfolio's total return during this period.

Apple, the portfolio's largest position, continued to experience positive momentum late in 2011 and into 2012. Under Tim Cook, Apple remains, in our opinion, extremely well positioned to continue to out-execute and out-innovate its competitors with significant product and market opportunities ahead of it for the next few years. Beyond the recent launch of the iPhone 4S and the iCloud, we remain confident future upgrades (iPad 3) and opportunities in the enterprise and overseas markets should drive growth going forward.

Google delivered solid results driven by accelerating revenue growth and improving margins. Paid clicks were particularly strong in mobile and emerging markets and growth was solid overall across all geographies, barring some indications of softness in Western Europe. New initiatives, like Google+ and the Chrome platform, continued to gain traction and positive momentum this period.

Intel outperformed as it exploited its significant manufacturing advantage by leading the market in deploying/commercializing the next generation of process technology and 3D transistors, which we anticipate will extend Intel's sphere of influence beyond the core PC market into Mobile.

The portfolio, however, was negatively impacted by stock selection in Health Care, Industrials and Consumer Discretionary and by our allocation in Materials. The three largest detractors were Freeport-McMoRan, Netflix and Illumina.

Shares of Freeport-McMoRan were negatively impacted by the sharp sell-off in copper early in the fiscal period. Copper and commodities in general declined on worries in August and September that macro uncertainties could lead to a global recession. We sold the position on this risk.

Netflix traded down following the negative market reaction to pricing changes and their announcement about a decision—and subsequent reversal of that decision—to split their DVD and streaming businesses. In addition, the company announced a capital raise, which further depressed the stock. While disappointed in the announcement and timing, we believe the raise is a long-term strategic move rather than an indication of weakening fundamentals. We believe long-term steaming growth opportunities, despite management's recent poor execution, remain compelling as ever with recent trends confirming continued acceleration.

Illumina's weakness late in 2011 followed funding uncertainty related to the National Institutes of Health (NIH) budget. Additionally, having faced a difficult environment during the third quarter, earnings reported this period were somewhat weak. We continue to hold the position believing the market is overly pessimistic about future government funding, that current challenges are largely transitory, and that the long-term potential of Illumina's technology will eventually be recognized by investors. Illumina has been one of our stronger names in 2012 having received a hostile bid from Roche—at well above the year-end closing stock price—which we believe confirms our rationale.

The market has been rising since mid-December, and is now testing some very important levels. Our experience suggests that while trends have improved, markets don't go straight up indefinitely, though we do not claim to know when or how much the market may correct. As for the macro environment, we continue on the same trend as we have for the past several months—with economic data in the U.S. continuing to show some strength, Europe continuing its shell game of offering free money to banks with questionable collateral, and concerns over a possible slowdown in China appearing to have faded. We believe this steady state has produced an improving environment for active managers, as the macro becomes less of a focus and individual company fundamentals are allowed a greater influence on their share prices. This is evidenced by the CBOE S&P 500 Implied Correlation Index, which has dropped from the mid-80's to about 70 since mid-December. With a relatively high active share, and a beta in line with the market, this is the environment for which we've been preparing.

Sincerely,

Daniel S. Rosenblatt and John J. Barker
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Large Cap Disciplined Growth Fund

TICKER SYMBOLS
Investor Class	NBCIX
Institutional Class	NLDLX
Class A	NLDAX
Class C	NLDCX
Class R3	NLDRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	17.9%
Consumer Staples	10.6
Energy	8.4
Financials	3.8
Health Care	10.0
Industrials	11.2
Information Technology	31.9
Materials	4.8
Short-Term Investments	1.4
Total	100.0%

PERFORMANCE HIGHLIGHTS2,13
		Six Month	Average Annual Total Return Ended 02/29/2012
	Inception Date	Period Ended 02/29/2012	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	12/06/1999	8.97%	0.65%	3.13%	2.57%	–1.75%
Institutional Class19	04/06/2009	9.15%	0.97%	3.33%	2.67%	–1.67%
Class A19	04/06/2009	8.99%	0.66%	3.09%	2.55%	–1.76%
Class C19	04/06/2009	8.43%	–0.11%	2.67%	2.34%	–1.93%
Class R319	05/27/2009	8.75%	0.40%	2.99%	2.50%	–1.80%
With Sales Charge
Class A19		2.71%	–5.17%	1.88%	1.95%	–2.24%
Class C19		7.43%	–1.06%	2.67%	2.34%	–1.93%
Index
Russell 1000® Growth Index1,18		13.76%	7.62%	4.54%	4.30%	–0.52%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.11%, 0.80%, 1.20%, 1.92% and 1.49% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 0.75%, 1.11%, 1.86% and 1.37% for Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2015 for Investor Class, Institutional Class, Class A, Class C and Class R3 shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense. The total annual operating expenses for Investor Class include repayments to Management for previously waived and/or reimbursed expenses and/or fees.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Large Cap Value Fund Commentary*

Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) Investor Class produced a 5.14% total return for the six months ended February 29, 2012, but underperformed its benchmark, the Russell 1000® Value Index, which generated a 12.84% return during the period. (Performance for all share classes is provided in the table immediately following this letter.)

For this six-month reporting period, the stock market posted a double-digit rise as global macro issues faded into the background. Gains were limited until mid-December, however, as the market moved erratically on news of the credit crisis in Europe. The situation there remained a primary concern for investors as many felt that a collapse of the financial system in Europe could cause a double-dip recession at home. Nonetheless, the U.S. economy continued to show signs of improvement and corporate profits soared. European governments had also started to make headway in devising ways to avert a financial catastrophe for at least the near-term future. The pendulum swung even further in 2012 as a steady flow of positive U.S. data persisted with better-than-expected growth in manufacturing and industrial production, robust corporate revenues, and some improvement on the employment front. The strengthening domestic economy lessened fears that a downturn in Europe could drag the U.S. along with it. In addition, as European governments implemented measures to address their sovereign debt troubles, investors became more willing to set this matter aside for the time being and focus on the more sanguine situation at home. As a result, equities rose solidly in the second half of the reporting period and the more cyclical areas of the market outperformed as renewed optimism prompted investors to move into more economically sensitive investments.

Management of the Fund was transferred from another portfolio manager in mid-December and portfolio holdings were then repositioned through year-end. The Fund underperformed the Russell 1000 Value Index due largely to overweight allocations to and/or negative stock selection in Energy, Materials, Health Care, Industrials and Information Technology. Positive stock selection in the Financials sector and an underweight in Utilities contributed positively to performance relative to the benchmark.

By the end of 2011, we had positioned the Large Cap Value Fund according to our rigorous bottom-up stock selection process. At the core of our team's investment process is the idea that valuation discrepancies are always present in the market and that the opportunity exists to capitalize on these discrepancies. We believe that informed judgments of where the market should price stocks at "normal" values can be made by combining fundamental criteria with in-depth company research. As such, we look for stocks that are trading below where we think they should trade based on normalized earnings. The Fund ended the period underweighted relative to the Russell 1000 Value Index in Consumer Staples, Utilities, Industrials and Consumer Discretionary, and overweighted in Financials, Materials (primarily gold/copper and agriculture stocks) and Information Technology.

Looking to the next six months, we are positive about conditions for the domestic economy and the equity market overall. While we concede that global economies are becoming increasingly interlinked, we believe it is possible that the degree of interconnectedness may be overestimated. In fact, as we get deeper into 2012 it seems that despite mounting economic weakness in Europe, the U.S. economy is gaining some momentum. The market, in turn, has become less jittery regarding Europe as a result. Still, a great deal of macro uncertainty remains: the issues in Europe are hardly resolved and oil prices

*  Effective April 2, 2012, Neuberger Berman Partners Fund changed its name to Neuberger Berman Large Cap Value Fund.

have skyrocketed on rising demand from emerging markets and escalating tensions in the Middle East. If the situation in the Gulf worsens and oil prices rise further, it could turn the U.S. economy on its head. Our ultimate takeaway is that overall market conditions appear healthy but can change on a dime. Our strategy is (and has always been) to remain keenly focused on investing in attractively valued stocks with specific catalysts that can uncover their true value over time, and as always we continue to pay close attention to the correlation between holdings in order to create a portfolio with a prudent risk-reward balance.

Sincerely,

Eli M. Salzmann
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Large Cap Value Fund

TICKER SYMBOLS
Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	7.2%
Consumer Staples	4.0
Energy	12.5
Financials	28.9
Health Care	12.2
Industrials	7.4
Information Technology	10.2
Materials	5.7
Telecommunication Services	4.6
Utilities	3.3
Other	0.6
Short-Term Investments	3.4
Total	100.0%

PERFORMANCE HIGHLIGHTS2,7,9,28
		Six Month	Average Annual Total Return Ended 02/29/2012
	Inception Date	Period Ended 02/29/2012	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/19753	5.14%	–10.64%	–2.01%	4.27%	12.59%
Trust Class4	08/30/1993	5.00%	–10.83%	–2.19%	4.09%	12.52%
Advisor Class4	08/16/1996	4.98%	–10.95%	–2.34%	3.90%	12.39%
Institutional Class6	06/07/2006	5.21%	–10.51%	–1.85%	4.37%	12.62%
Class A24	06/21/2010	5.02%	–10.88%	–2.09%	4.23%	12.58%
Class C24	06/21/2010	4.66%	–11.51%	–2.34%	4.10%	12.54%
Class R324	06/21/2010	4.92%	–11.07%	–2.17%	4.18%	12.56%
With Sales Charge
Class A24		–1.01%	–16.00%	–3.25%	3.61%	12.40%
Class C24		3.66%	–12.39%	–2.34%	4.10%	12.54%
Index
Russell 1000® Value Index1,18		12.84%	2.18%	–1.08%	4.75%	N/A
S&P 500 Index1,18		13.31%	5.12%	1.58%	4.17%	11.67%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 0.85%, 1.04%, 1.19%, 0.69%, 1.29%, 4.61% and 6.07% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.86% and 1.36% for Class C and Class R3 shares, respectively. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2022 for Advisor Class shares and through August 31, 2015 for Trust Class, Institutional Class, Class A, Class C and Class R3 shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense. The total annual operating expenses for Class A include repayments to Management for previously waived and/or reimbursed expenses and/or fees.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Mid Cap Growth Fund Commentary

Neuberger Berman Mid Cap Growth Fund Investor Class posted an 11.57% total return for the six months ended February 29, 2012 but trailed its benchmark, the Russell Midcap® Growth Index, which provided a 12.10% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

This six-month period continued the trend of macro and political headlines that overshadowed fundamentals with "risk-on, risk-off" volatility and highly correlated market moves that generally failed to differentiate among companies. Europe's unresolved debt crisis, the political gridlock and acrimony in Washington, and uncertainty over China's future growth rates further fueled investor caution. However, despite the broader negative sentiment and legitimate risks to both a domestic and global recovery, there were encouraging signs. While the pace of the U.S. economic recovery remained muted, it still continued to march in the right direction. Overall, and relative to other options, the U.S. equity market was attractive as corporate balance sheets continued to gain strength and companies reported strong earnings, while also maintaining lean inventories, low leverage, steady margins and attractive valuations.

During the six-month reporting period, nearly every sector made a positive contribution to the Fund's total return. Industrials and Consumer Discretionary were the top contributors, while Energy the lone detractor. Fastenal, which sells industrial and construction supplies for both wholesale and retail fashion, was the top performing stock for the trailing six month period. Fastenal continued to deliver strong fundamentals and gain market share. Ross Stores, Dollar Tree and O'Reilly Automotive were also leading contributors to performance. Ross, an operator of off-price retail and home accessories stores, continued to benefit from excellent execution, increased traffic and market share gains. Dollar Tree, an operator of discount variety stores offering merchandise at the fixed price of one dollar, continued to benefit from market share gains as budget-conscience consumers traded down from more expensive retail options. O'Reilly Automotive, a chain of auto parts stores, benefited from more miles and age on cars and their continued expansion into commercial supply channels, where they have recently been taking share from smaller firms.

Alexion Pharmaceuticals and Salix Pharmaceuticals were also positive. Alexion, which is focused on therapeutic products aimed at treating rare, life-threatening diseases, continued to exceed expectations and raise earnings guidance as they successfully introduced product into international markets. Salix, which is focused on the treatment of a variety of gastrointestinal disorders, had several positive events, including the extension of their Xifaxan patent and promising Phase III data on a new drug.

Leading detractors relative to the benchmark included Energy, Information Technology (IT) and Telecommunication Services names. Rovi Corporation, which provides interactive digital media and entertainment product and service solutions, delivered disappointing earnings and weak 2012 guidance. Acme Packet, a provider of solutions for the delivery of interactive communications across Internet protocol (IP) networks, lowered their earnings guidance due to unusually weak carrier spending. We sold both positions.

Within Energy, leading detractors included CARBO Ceramics and Complete Production Services, both of which supply specialized well enhancement products and services to oil and natural gas companies. Both companies came under pressure as depressed natural gas prices and continued volatility in oil raised concerns around short-term demand and capacity. We pared our position in CARBO and sold Complete Production Services.

Finally, NII Holdings, a provider of wireless communication services under the Nextel brand in select Latin American markets, delivered inconsistent results and, with emerging market and currency worries pressuring the stock, we sold our position in favor of what we believe are better ideas.

Based on our outlook for 2012, the Fund is overweighted relative to the benchmark in Industrials, IT, Health Care and Telecommunication Services and underweighted in Materials, Consumer Staples, Financials, Energy and Consumer Discretionary. We believe innovation and unique products and services can be catalysts for outperformance in a tough environment and we feel our sector overweights reflect that belief. Inconsistent earnings and high cyclicality lead us to underweight Materials and the stubbornly sluggish recoveries in employment and housing have us underweighting the two consumer-oriented sectors.

As we look forward, we remain cautiously optimistic yet increasingly confident in the U.S. economy's continued and measured recovery. We anticipate continued modest growth and believe that stocks can do well, even if the pace of economic growth remains slow. We believe this year will likely be about business confidence and whether we can move beyond the current fragile state and begin to log meaningful gains in hiring and capital expenditures, which in turn can lend support to the consumer. In our opinion, there is pent-up demand, which in many cases has been on hold in developed markets since 2008, and as companies continue to gain confidence, we should see the potential for positive momentum in the U.S. economy.

Sincerely,

Kenneth J. Turek
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Mid Cap Growth Fund

TICKER SYMBOLS
Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	17.5%
Consumer Staples	3.9
Energy	8.6
Financials	4.0
Health Care	15.4
Industrials	18.5
Information Technology	21.6
Materials	3.3
Telecommunication Services	2.6
Other	1.0
Short-Term Investments	3.6
Total	100.0%

PERFORMANCE HIGHLIGHTS2,7,10
		Six Month	Average Annual Total Return Ended 02/29/2012
	Inception Date	Period Ended 02/29/2012	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/19793	11.57%	8.46%	5.17%	7.30%	11.89%
Trust Class4	08/30/1993	11.50%	8.41%	5.01%	7.12%	11.80%
Advisor Class4	09/03/1996	11.24%	7.90%	4.69%	6.79%	11.61%
Institutional Class6	04/19/2007	11.60%	8.64%	5.50%	7.47%	11.95%
Class A20	05/27/2009	11.52%	8.37%	5.14%	7.28%	11.89%
Class C20	05/27/2009	11.09%	7.54%	4.70%	7.06%	11.82%
Class R320	05/27/2009	11.32%	8.06%	4.98%	7.20%	11.86%
With Sales Charge
Class A20		5.08%	2.11%	3.90%	6.65%	11.69%
Class C20		10.09%	6.54%	4.70%	7.06%	11.82%
Index
Russell Midcap® Growth Index1,18		12.10%	3.83%	4.09%	7.47%	N/A
Russell Midcap® Index1,18		12.11%	2.59%	2.73%	8.24%	13.31%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.03%, 1.08%, 1.51%, 0.82%, 1.20%, 2.05% and 1.51% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 0.76%, 1.12%, 1.87%, and 1.37% for Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2022 for Advisor Class shares and through August 31, 2015 for Institutional Class, Class A, Class C and Class R3 shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense. The total annual operating expenses for Advisor Class include repayments to Management for previously waived and/or reimbursed expenses and/or fees.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Mid Cap Intrinsic Value Fund Commentary*

Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) Investor Class generated a 12.48% total return for the six months ended February 29, 2012, outperforming its benchmark, the Russell Midcap® Value Index, which posted a 12.13% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

During the period, the Technology sector had the most positive impact on the Fund's performance relative to the benchmark while the largest detractor from performance was the Consumer Discretionary sector.

Management of the Fund was transferred from another portfolio manager on December 9, at which time we began to position the portfolio in accordance with our investment philosophy. We use bottom-up, fundamental research in an effort to identify high-quality companies that are trading at a discount to their intrinsic value,1 defined as our estimate of a company's true long-term economic worth, where there is a strategic plan or event that we expect to both enhance value and narrow the value/price gap. Applying a consistent, private equity-style investment framework, we focus our research efforts on a company's long-term outlook and strategic catalysts that can potentially unlock value. Our approach emphasizes asset values and cash flows, directly engaging a company's management team to evaluate its strategic direction, execution abilities and direct incentive compensation.

Throughout 2011 the market was focused on global macro issues, including the European sovereign debt crisis, its impact on the solvency of European banks, the downgrading of U.S. sovereign debt by Standard and Poor's, and the failure of the U.S. government to address its growing fiscal issues. This created a market that was very highly correlated and volatile and, for the most part, ignored fundamentals within individual companies, particularly in the second half of the year. Until these macro issues are resolved, we believe volatility and a highly correlated "risk on, risk off" type of market environment will continue. It is our opinion that when the market perceives that the negative macro issues are being addressed, it can rally as it did during the last quarter of 2011 and into 2012.

While aggressive monetary policies adopted by the European Central Bank late in 2011 helped reduce the risk of an economic slowdown stemming from a potential European financial crisis, we believe that the European debt crisis is far from resolved and that more issues will surface during the year. In addition, encouraging economic news in the U.S., ranging from improving GDP data to continued gains in employment, helped fuel market gains in December through February. Nevertheless, given that the U.S. is in the midst of a presidential election year, it is doubtful that much progress will be made in addressing growing budgetary issues here at home. As a result, we believe the market will likely continue to focus on both macro and political issues during 2012.

Notwithstanding the difficult macro environment, we believe that the portfolio's current valuation, based on its discount to intrinsic value and free cash flow yield, is attractive and in many instances the excess cash is being returned to shareholders in the form of increased dividends and/or share repurchase programs. In this difficult market environment and slow growth domestic economy, we continue to emphasize high-quality, cash-generating franchise companies whose managements are focused on creating value for shareholders. Several of the portfolio's current holdings announced value enhancing events (e.g., spin-offs, restructurings) in 2011. In our opinion, these events should help returns in the coming months and in several instances we see an opportunity to make meaningful investments in some of the divisions that are expected to be spun-off in 2012.

Over the next six months, we anticipate that equity markets will remain volatile and reactive to headline news, especially out of Europe. While recent economic statistics indicate an improving domestic economy and corporate balance sheets appear to be in excellent shape, operating profits have recently been at record highs and it is difficult to envision substantial continued growth without accelerated growth in world economies. On the other hand, in light of very low interest rates, valuations remain extremely attractive.

*  Effective April 2, 2012, Neuberger Berman Regency Fund changed its name to Neuberger Berman Mid Cap Intrinsic Value Fund.

With this macro backdrop, we continue to position the portfolio conservatively. We are focusing on companies that we believe are selling at a discount to our intrinsic value estimates with an emphasis on those generating excess cash flow. In this uncertain and slow growth environment, our strategy is to invest with management teams that are focused on creating shareholder value through distribution of dividends and share repurchase programs. Given the attractive valuation of the portfolio as measured by its discount to intrinsic value and free cash flow yield, we believe there is substantial appreciation potential assuming the macro economic environment continues to stabilize.

Sincerely,

Michael C. Greene
Portfolio Manager

1  Intrinsic value reflects the team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Mid Cap Intrinsic Value Fund

TICKER SYMBOLS
Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	13.7%
Consumer Staples	8.6
Energy	4.8
Financial Services	15.3
Health Care	9.2
Materials & Processing	2.1
Producer Durables	26.0
Technology	10.8
Utilities	6.2
Short-Term Investments	3.3
Total	100.0%

PERFORMANCE HIGHLIGHTS2,7,29
		Six Month	Average Annual Total Return Ended 02/29/2012
	Inception Date	Period Ended 02/29/2012	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	12.48%	–3.80%	0.74%	6.84%	8.26%
Trust Class4	06/10/1999	12.51%	–3.92%	0.71%	6.79%	8.21%
Institutional Class25	03/08/2010	12.65%	–3.56%	0.89%	6.92%	8.32%
Class A24	06/21/2010	12.48%	–3.88%	0.75%	6.84%	8.26%
Class C24	06/21/2010	12.08%	–4.59%	0.50%	6.71%	8.15%
Class R324	06/21/2010	12.33%	–4.16%	0.66%	6.80%	8.22%
With Sales Charge
Class A24		6.03%	–9.40%	–0.44%	6.21%	7.76%
Class C24		11.08%	–5.54%	0.50%	6.71%	8.15%
Index
Russell Midcap® Value Index1,18		12.13%	1.45%	1.03%	8.31%	7.81%
Russell Midcap® Index1,18		12.11%	2.59%	2.73%	8.24%	7.31%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.34%, 1.55%, 1.16%, 1.92%, 3.97% and 6.07% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.26%, 0.87%, 1.22%, 1.97% and 1.47% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2022 for Investor Class and Trust Class shares and through August 31, 2015 for Institutional Class, Class A, Class C and Class R3 shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Multi-Cap Opportunities Fund Commentary

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated an 11.48% total return for the six months ended February 29, 2012, trailing its benchmark, the S&P 500 Index, which provided a 13.31% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Within the index, cyclical sectors generally led the market this period as the economy continued to show signs of improvement. Sectors including Consumer Discretionary, Industrials and Information Technology outperformed. Defensive sectors including Utilities, Consumer Staples and Health Care, as well as Telecommunication Services, closed the period in positive territory, but lagged the market overall.

Within the portfolio, performance was largely a function of stock selection and the portfolio's shift into more small- and mid-cap stocks, which we believe offer superior risk/reward characteristics relative to their large cap counterparts. Stock selection in Health Care, Consumer Discretionary and Materials were the most beneficial to performance relative to the benchmark, while investments in Information Technology, Industrials and Energy detracted from relative performance.

During this period, we took advantage of heightened price volatility by adding several new companies to the portfolio that we believe were disproportionately sold off relative to fundamentals. We are overweighted in the Consumer Discretionary, Industrial, Materials and Health Care sectors, while maintaining an underweight position in Financials, Information Technology and Consumer Staples.

Portfolio construction is an important component of our investment process and consists of three investment categories: Classic, Opportunistic and Special Situations. We continue to find what we consider well-managed franchises that we think generate stable and growing free cash flow and that are trading at attractive valuations. The improving credit market and stabilizing equity market conditions have added to the supply of restructuring opportunities. We continue to increase our exposure to Opportunistic and Special Situations holdings with attractive risk/return profiles, while exiting Classic holdings that we believe are fully valued. Our investment process is based on deep fundamental research and disciplined valuation analysis to determine the prospects of individual companies. Stock correlations have declined recently and we believe this provides an attractive environment for stock picking, which is the backbone of our process.

While we believe volatility will remain elevated, the apparent resolution of certain issues negatively impacting the market has the potential to reduce uncertainty. We maintain our view that the risk of a double-dip recession has subsided and that global economic growth will be slow to moderate over the next year. In our opinion, companies with high free cash flow and prudent management teams can do well in a moderate growth environment and stand to benefit as some of the macro uncertainties are lifted. We believe the companies in our portfolio will continue to demonstrate improving fundamentals, highlighted by strong free cash flow generation and improving balance sheets. Furthermore, free cash flow yields for equities relative to fixed income yields remain at historic highs. We believe the removal of uncertainty, combined with compelling valuations and strong company fundamentals, highlights the opportunity for attractive equity returns over time.

Our analysis of a company centers on its business model and ability to generate and effectively utilize free cash flow. As we evaluate both potential new positions and current portfolio holdings, we will continue to keep a long-term investment perspective in mind. As always, our focus is to grow our investors' assets through the disciplined application of our investment philosophy and process.

Sincerely,

Richard S. Nackenson
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Multi-Cap Opportunities Fund

TICKER SYMBOLS
Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	22.9%
Consumer Staples	5.9
Energy	11.8
Financials	3.5
Health Care	13.1
Industrials	21.3
Information Technology	9.9
Materials	6.9
Utilities	2.6
Short-Term Investments	2.1
Total	100.0%

PERFORMANCE HIGHLIGHTS2,9
		Six Month	Average Annual Total Return Ended 02/29/2012
	Inception Date	Period Ended 02/29/2012	1 Year	5 Years	Life of Fund
At NAV
Institutional Class22	12/21/2009	11.48%	5.12%	1.93%	3.00%
Class A22	12/21/2009	11.37%	4.79%	1.78%	2.86%
Class C22	12/21/2009	10.85%	4.04%	1.45%	2.54%
With Sales Charge
Class A22		5.00%	–1.24%	0.59%	1.72%
Class C22		9.85%	3.04%	1.45%	2.54%
Index
S&P 500 Index1,18		13.31%	5.12%	1.58%	2.16%

Prior to December 14, 2009, Neuberger Berman Multi-Cap Opportunities Fund was known as Neuberger Berman Research Opportunities Fund, which had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 22 for information about the effects of the different fees paid by each class.

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.22%, 1.70% and 2.44% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.02%, 1.37% and 2.13% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2015 for Institutional Class, Class A and Class C shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Real Estate Fund Commentary

Neuberger Berman Real Estate Fund Trust Class generated a 7.97% total return for the six months ended February 29, 2012, but lagged its benchmark, the FTSE NAREIT All Equity REITs Index, which provided an 8.14% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The real estate investment trust (REIT) market began the reporting period on a weak note. While REIT fundamentals continued to gradually improve, this was overshadowed by a number of macro issues, including fears of a double-dip recession in the U.S. and the ongoing European sovereign debt crisis. The REIT market subsequently rallied as U.S. economic data strengthened and there were some signs of progress in Europe. Further supporting REITs were cash flow growth, better occupancy and rental rates, and modest new supply.

Only minor adjustments were made to the portfolio during this past fiscal period. Given the uncertain macro environment and heightened market volatility, early in the period we shifted the Fund's sector exposure to a more neutral position relative to the market.

Looking at individual holdings, regional mall operator Simon Property Group was the Fund's top performer. The company experienced strong cash flow growth from its properties, especially those that market luxury goods to higher income households. Lodging and resort companies Host Hotels & Resorts and Starwood Hotels & Resorts were also among the Fund's leading contributors. Given the cyclical nature of these companies, early in the period they were adversely impacted by fears of a double-dip recession. However, as this issue moved to the back burner, investors again focused on these companies' improving cash flows and better business prospects, given the strengthening economy. Elsewhere, self storage company Public Storage contributed to performance. It benefited from the ability to push through higher rental rates to its customers, which helped drive cash flow growth and allowed the company to raise its dividend. Public Storage was also able to capture market share from local and regional storage companies.

Vornado Realty Trust, a large diversified REIT with an emphasis on office space in Washington, D.C. and New York City, was the largest detractor from performance. It performed poorly given concerns about Washington, D.C. office space demand. We also feel its stock price was hurt by dissatisfaction among investors over its relatively small merger and acquisition activity during the reporting period. Equity Residential and UDR Inc., two apartment REITs, were also detrimental to performance. Both companies performed relatively well during periods of increased investor risk aversion; however, in our view, investors rotated out of the Apartment sector and into more cyclical areas of the REIT market given the latter's seemingly more attractive valuations and improved prospects as the economy gained momentum. Another detractor from results was Boston Properties. This office REIT owns a high-quality portfolio of office properties in New York City, Washington D.C., Boston and San Francisco. As was the case with the Apartment sector, the company performed relatively well when the market experienced a setback, but later declined as investors began to favor lower-quality, more cyclical REITs.

Looking ahead, we remain positive about the long-term prospects for the REIT market. With the economy apparently gaining momentum, we anticipate that REIT fundamentals should continue improving, which would support better cash flow growth. Furthermore, numerous REITs have been able to access the debt and equity capital markets, which helped them to strengthen their balance sheets. Given this and cash flow trends that have been improving, a number of REITs were more confident about increasing their dividends. We believe additional dividend hikes are likely as the year continues and we anticipate seeing an increase in acquisition activity from well-positioned REITs. Finally, within the REIT market, we anticipate that new supply will remain constrained. While there could eventually be an uptick in supply based on the positive economic backdrop, given the turnaround time associated with new construction, we do not believe this will be an issue in 2012.

It is important to note that the REIT market is not immune to periods of investor risk aversion. The situation in Europe remains a concern and the uncertainties surrounding the global economy and upcoming November elections could result in periods of increased market volatility. Therefore, we are maintaining the portfolio's somewhat defensive positioning for the time being. This entails emphasizing companies that in our opinion are higher quality with lower financial leverage and those that have, in our view, sustainable cash flows. If we see further sustainable improvements in the economy, we may selectively increase the portfolio's allocation to certain cyclical sectors of the REIT market that we feel would be beneficiaries of rising growth rates.

Sincerely,

Steve S. Shigekawa and Brian Jones
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Real Estate Fund

TICKER SYMBOLS
Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX

SECTOR ALLOCATION
(as a % of Total Investments)
Apartments	16.4%
Diversified	8.9
Health Care	11.3
Industrial	4.2
Infrastructure	3.6
Lodging/Resorts	4.5
Mixed	1.3
Office	13.9
Regional Malls	16.7
Self Storage	5.8
Shopping Centers	7.4
Timber	4.2
Short-Term Investments	1.8
Total	100.0%

PERFORMANCE HIGHLIGHTS2,7
		Six Month	Average Annual Total Return Ended 02/29/2012
	Inception Date	Period Ended 02/29/2012	1 Year	5 Years	Life of Fund
At NAV
Trust Class	05/01/2002	7.97%	5.26%	0.95%	12.44%
Institutional Class6	06/04/2008	8.12%	5.57%	1.11%	12.54%
Class A17	06/21/2010	7.86%	5.05%	0.88%	12.41%
Class C17	06/21/2010	7.46%	4.31%	0.64%	12.27%
Class R317	06/21/2010	7.81%	4.87%	0.80%	12.36%
With Sales Charge
Class A17		1.66%	–1.03%	–0.30%	11.73%
Class C17		6.46%	3.31%	0.64%	12.27%
Index
FTSE NAREIT All Equity REITs Index1,18		8.14%	4.80%	–1.53%	9.98%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.55%, 1.16%, 1.60%, 2.37% and 2.81% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.50%, 0.85%, 1.21%, 1.96% and 1.46% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2022 for Trust Class and Institutional Class shares and through August 31, 2015 for Class A, Class C and Class R3 shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Select Equities Fund Commentary

Neuberger Berman Select Equities Fund Class A posted a 7.53% total return at Net Asset Value for the semi-annual period ended February 29, 2012, but underperformed its benchmark, the S&P 500 Index, which generated a 13.31% return. (Performance for all share classes is provided in the table immediately following this letter.)

In early September 2011, as the reporting period began, the market was in the throes of severe volatility as investors worried about the direction of the macro economy. Struggling against difficulties that included a seemingly intractable European sovereign debt situation—and the future of the eurozone itself—worsening economic data in the U.S., and a tightening of credit markets, the S&P 500 hit its low for the year in October as fears of a double dip-recession or worse influenced investor sentiment.

We continued to believe the economic recovery was following the Nike "swoosh" trajectory we had identified in 2008, but in the fall of 2011 we became concerned that the problems in Europe would likely impact growth in the global economy, or worse, impact the global banking system. In light of the serious issues driving the period's extreme market volatility, and the buying opportunities such volatility would inevitably create, we navigated the market with higher-than-average cash in the portfolio.

By December 2011, many of the concerns we had earlier in the fiscal period began to dissipate and we decided to put a significant amount of our cash to work. The overall economic environment in the U.S. improved while the potential for a sovereign debt crisis and financial crisis in Europe lessened. During the period, we shifted the portfolio from cash and more defensive securities in favor of attractively valued opportunities in more cyclical companies we believe are positioned to outperform over the longer term. While our cash position was the largest factor in our relative performance shortfall versus the S&P 500 during the first half of the Fund's fiscal year and the early part of this reporting period, holdings in the Industrials and Materials sectors also underperformed slightly. On the other hand, stock selection within the Financials and Energy sectors was beneficial relative to the benchmark.

We appear to have been generally correct regarding the modest economic growth trajectory that we have described since the global financial crisis started in 2008. Given the fact that we believe macro issues are now more contained, we have continued to reinvest the cash that we built up during late summer and early fall of last year into what we believe are attractive investment opportunities. Within our investment universe, we look for individual companies that we think are positioned to benefit from long-term secular trends and that are going through some type of company-specific change that may unlock value. We are also more constructive on a stabilization and gradual improvement in the housing market. As such we are looking for attractive risk-adjusted investment opportunities in this area. We are also becoming more constructive overall on Financials (although we generally continue to avoid pure play financial institutions, such as banks). One area we have not generally invested in is Health Care, predicated on pricing pressures from the government, patent expirations, product pipeline issues, and valuations. However, we continue to look for opportunities there as well.

While we are more optimistic now than we were at the beginning of this fiscal period, some concerns remain. One is the long-term nature of the economic recovery in the U.S., which we continue to monitor closely. We are paying attention to what the impact of rising commodity prices—particularly oil and gas—may mean to the ultimate recovery and to consumer spending. Historically, when gasoline prices have reached $4 per gallon, it has acted as a "tax" on consumers, constricting demand and slowing the economy. We also continue to have concerns related to the upcoming congressional and presidential election in the U.S., especially related to the potential for regulatory changes as well as the expiration of the Bush tax cuts and tax policy in general.

We think the most likely economic outcome for Europe is a prolonged recession, and we believe the U.S. will be able to grow modestly along the swoosh trajectory we identified without being significantly impacted by the problems in Europe. Still, we continue to monitor the debt situation in Europe, with a focus on both corporate and sovereign securities maturing this spring. We think Europe is taking steps in the right direction, but recognize that leaders are facing long-term structural issues. For now, however, we believe the LTROs (long-term refinancing operations) that have been negotiated remove the overhang of pending financial crisis. We also continue to monitor the growth in emerging markets, in areas such as China and Brazil, to determine the impact on the global economy of a possible slowdown in those economies. Extraneous potential geopolitical issues, such as a worsening in the current standoff between Israel and Iran, also cause concern.

While we monitor areas of concern, our reasons for optimism extend beyond generally better macroeconomic conditions and improved investor sentiment. With interest rates low, valuations still attractive, and companies generally in strong financial shape, we believe that there is a favorable backdrop for stocks. We remain committed to creating a focused portfolio of stocks positioned, in our view, to generate impressive long-term risk adjusted returns with a focus on capital preservation.

Sincerely,

Gerald Kaminsky, Michael Kaminsky and Richard Werman
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Select Equities Fund

TICKER SYMBOLS
Institutional Class	NBEIX
Class A	NBEAX
Class C	NBECX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	12.5%
Consumer Staples	2.5
Energy	11.7
Financials	12.5
Industrials	19.4
Information Technology	16.6
Materials	12.7
Utilities	3.4
Short-Term Investments	8.7
Total	100.0%

PERFORMANCE HIGHLIGHTS2
		Six Month	Average Annual Total Return Ended 02/29/2012
	Inception Date	Period Ended 02/29/2012	1 Year	Life of Fund
At NAV
Institutional Class	12/20/2007	7.88%	1.70%	0.94%
Class A	12/20/2007	7.53%	1.26%	0.61%
Class C	12/20/2007	7.14%	0.53%	–0.13%
With Sales Charge
Class A		1.36%	–4.61%	–0.80%
Class C		6.15%	–0.40%	–0.13%
Index
S&P 500 Index1,18		13.31%	5.12%	0.75%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.18%, 1.59% and 2.32% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 0.77%, 1.22% and 1.97% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2015 for Institutional Class, Class A and Class C shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Small Cap Growth Fund Commentary

Neuberger Berman Small Cap Growth Fund Investor Class posted a 9.47% total return for the six months ended February 29, 2012, but trailed its benchmark, the Russell 2000® Growth Index, which provided a 12.99% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

This six-month period continued the trend of macro and political headlines that overshadowed fundamentals with "risk-on/risk-off" volatility and highly correlated market moves that generally failed to differentiate among companies. Europe's unresolved debt crisis, the political gridlock and acrimony in Washington and uncertainty over China's future growth rates have further fueled investor caution. However, despite the broader negative sentiment and legitimate risks to both a domestic and global recovery, there were encouraging signs. While the pace of the U.S. economic recovery remained muted, it still continued to march in the right direction. Overall, and relative to other options, the U.S. equity market was attractive as corporate balance sheets continued to gain strength and companies reported strong earnings, while also maintaining lean inventories, low leverage, steady margins and attractive valuations.

During the six-month reporting period, nearly every sector made a positive contribution to the Fund's total return. Information Technology (IT), Industrials, Consumer Discretionary and Health Care were the leading contributors, while Consumer Staples and Financials were detractors. In IT, SuccessFactors, a provider of cloud-based human resource software solutions, was our top contributor, having received and accepted an offer to be acquired by SAP. We sold SuccessFactors and realized the acquisition premium. Ultimate Software Group, a global provider of unified human capital management and employment life cycle software-as-a-service (SaaS) solutions, continued to execute and benefited from the market's increased interest in SaaS.

In Industrials, Actuant, a designer, manufacturer and distributor of industrial products and services, benefited from a nice recovery in industrial-oriented businesses. Old Dominion Freight Line, a less-than-truckload (LTL), non-union motor carrier and logistics services provider, continued to gain market share.

In Health Care, Zoll Medical, which develops and markets medical devices and software solutions related to resuscitation and critical care, such as defibrillators, delivered an excellent fourth quarter and benefited from a positive resolution around reimbursement for its products. Salix Pharmaceuticals, which is focused on the treatment of a variety of gastrointestinal disorders, was boosted by the extension of their Xifaxan patent and promising Phase III data on a new drug. We have sold the stock.

In Consumer Discretionary, Ulta Salon, an operator of specialty retail stores selling cosmetic, fragrance, hair and skin care products and services, benefited as consumers continued to trade down from higher-end retail stores to purchase salon-quality items at a discounted price.

Leading detractors from absolute performance included Consumer Staples, Energy and Financials names. Diamond Foods, a packaged snack food company with brands such as Emerald, Pop Secret and Kettle Chips, was the leading detractor from performance. Allegations of accounting irregularities and the resulting potential impact to future acquisitions hurt the stock.

In Energy, Superior Energy Services, a provider of specialized oilfield services and equipment and Kodiak Oil & Gas, which is focused on the exploration and production of crude oil and natural gas in the United States, were both negatively impacted by inconsistent results and volatility in the energy marketplace.

In Financials, HFF, a provider of commercial real estate and capital markets debt and equity services, was negatively impacted by fears of a global recession and a perceived future slow down in deal activity and debt refinancing. The performance of First Cash Financial Services, an operator of retail-based pawn and consumer finance stores in the United States and Mexico, was negatively impacted by market concerns that lower gold prices would adversely affect their pawn business and impact future earnings.

During the period, we sold all the aforementioned detractors.

Based on our expectations for 2012, the Fund is overweighted in Consumer Discretionary and IT and underweighted in Materials (where we have zero exposure), Financials and Energy. We believe innovation and unique products and services can be catalysts for outperformance in a tough environment and we believe our sector overweights reflect that belief. Inconsistent earnings and high cyclicality lead us to be underweighted in Materials and a lack of compelling growth drives our underweight in Financials.

As we look forward, we remain cautiously optimistic yet increasingly confident in the U.S. economy's continued and measured recovery. We anticipate continued modest growth and believe that stocks can do well, even if the pace of economic growth remains slow. We believe this year will likely be about business confidence and whether we can move beyond the current fragile state and begin to log meaningful gains in hiring and capital expenditures, which in turn can lend support to the consumer. In our opinion, there is pent-up demand, which in many cases has been on hold in developed markets since 2008, and if companies continue to gain confidence we should see the potential for positive momentum in the U.S. economy.

Sincerely,

David H. Burshtan
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Small Cap Growth Fund

TICKER SYMBOLS
Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	18.8%
Consumer Staples	2.5
Energy	6.7
Financials	3.8
Health Care	21.9
Industrials	18.7
Information Technology	26.7
Short-Term Investments	0.9
Total	100.0%

PERFORMANCE HIGHLIGHTS2,7,11
		Six Month	Average Annual Total Return Ended 02/29/2012
	Inception Date	Period Ended 02/29/2012	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	9.47%	3.52%	2.48%	3.79%	7.67%
Trust Class4	11/03/1998	9.37%	3.27%	2.27%	3.65%	7.54%
Advisor Class5	05/03/2002	9.21%	3.02%	2.03%	3.51%	7.46%
Institutional Class6	04/01/2008	9.62%	3.76%	2.67%	3.88%	7.74%
Class A20	05/27/2009	9.45%	3.37%	2.37%	3.73%	7.62%
Class C20	05/27/2009	8.98%	2.60%	1.94%	3.51%	7.46%
Class R320	05/27/2009	9.28%	3.09%	2.22%	3.66%	7.57%
With Sales Charge
Class A20		3.16%	–2.57%	1.16%	3.12%	7.15%
Class C20		7.98%	1.60%	1.94%	3.51%	7.46%
Index
Russell 2000® Growth Index1,18		12.99%	2.38%	3.93%	6.67%	6.13%
Russell 2000® Index1,18		12.40%	–0.15%	1.83%	7.00%	7.82%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.49%, 1.67%, 1.80%, 1.26%, 1.78%, 2.52% and 2.06% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.30%, 1.40%, 1.60%, 0.90%, 1.26%, 2.01% and 1.51% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2022 for Investor Class, Trust Class and Advisor Class shares and through August 31, 2015 for Institutional Class, Class A, Class C and Class R3 shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Socially Responsive Fund Commentary

Neuberger Berman Socially Responsive Fund Investor Class generated an 8.33% total return for the six months ended February 29, 2012. The Fund trailed its benchmark, the S&P 500 Index, which posted a 13.31% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Overall results for the S&P 500 Index during this period obscure what was for the most part a very difficult and turbulent market. In fall 2011, worries about the European debt crisis hit new extremes. Meanwhile, economic data from the U.S. worsened, fears of a double-dip recession returned, and tremendous volatility was injected into the equity markets. The market, which peaked in April of 2011, found its low in October at the high point of stress over Europe. By mid-December, however, a seemingly viable plan to provide liquidity and avert a default in Greece and better economic data from the U.S ignited a rally that continued through the period's close.

By and large, our portfolio companies performed better than their stocks would suggest. With few exceptions, our companies continued to meet or exceed expectations. Early in this reporting period, however, investors sought the relative safety of the highest dividend paying stocks—regardless of whether dividends were paid from free cash or were financed on the balance sheet. Top performing sectors included Utilities, Consumer Staples and Telecommunication Services. Outside Consumer Staples, we are, by design, underexposed to those areas.

Later in the period, fortunes reversed, and deeper cyclical stocks—another area where we have limited exposure—took the performance lead. While sentiment shifted from dividends at one extreme to cyclicals at the other, we've been very consistent in positioning for a slow growth-world. We maintained a steady hand throughout the volatility and market swings, with a focus on companies that we believe are positioned to grow at a premium against economic weakness. Even without cyclicals, our performance gap tightened as the market improved.

Within the portfolio, two holdings disappointed this period, with a fairly significant impact on relative performance. At the height of market volatility related to Europe, both Newfield Exploration and Hospira made announcements that concerned the market. Newfield declined as Wall Street reacted to the company's decision to reallocate its capital budget to maximize returns. In the near term, this modestly impacted 2011 production growth, but longer term, we believe it positions the company for accelerated production growth with improving margins. We took advantage of the price disruption to add to our position in Newfield. Hospira, which has been sold, declined after announcing that ongoing FDA compliance and manufacturing issues were going to limit revenue and increase costs.

Top contributors this period included Texas Instruments and Danaher, two long-term holdings. Texas Instruments benefited late in the period as semiconductor stocks advanced as a harbinger of improved demand. We added to our position while the stock was under pressure earlier in the period. Similarly, Danaher performed steadily as a business throughout the fiscal period, and its stock rebounded sharply as the market sentiment shifted away from dividends.

We have used volatility to buy into compelling opportunities as they present themselves. During this period, we re-introduced American Express into the portfolio at a very good price. In 2011, over 60% of the company's income came from transaction-related fees. American Express has been investing in a range of products and services that leverage its payments network with the potential to meaningfully expand its served markets, such as prepaid cards, mobile payment capabilities, and loyalty services for retailers. We think American Express is uniquely positioned to compete with a number of more highly valued companies competing for share in these and other new e-commerce opportunities. The company has a long history of serving small business owners and supporting the broader community and has received multiple awards including recognition in Fortune's "100 Best Companies to Work For" in 2012.

As we move ahead, we remain pleased with the quality of our portfolio and confident in the ability of our companies to perform against a relatively weak macroeconomic environment. While we're not bearish, we think the economy at present may be operating above its long-term trend, partly on inventory replenishment and as supply chain impacts from Japan and Thailand have lessened.

Meaningful headwinds persist. There is the overhang of debt problems in the U.S. and abroad; the scheduled expiration of the Bush tax cuts, the payroll tax cut, and extended unemployment benefits; as well as the scheduled start of the first tranche of spending reductions from the deficit reduction supercommittee. Collectively we believe this is a material sum that will be a headwind to economic growth for at least the intermediate term.

"Slow growth" is the environment we've sought to design for our portfolio to navigate. We remain focused on bottom-up company fundamentals and on high-quality businesses that we believe can grow at a premium within a tough environment, with an enduring consumer value proposition.

Sincerely,

Arthur Moretti and Ingrid S. Dyott
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The Fund's social policy could cause it to underperform similar funds that do not have a social policy. The composition, industries and holdings of the Fund are subject to change.

Socially Responsive Fund

TICKER SYMBOLS
Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	8.5%
Consumer Staples	11.6
Energy	14.5
Financials	13.1
Health Care	10.9
Industrials	12.9
Information Technology	20.9
Materials	4.7
Short-Term Investments	2.9
Total	100.0%

PERFORMANCE HIGHLIGHTS2,7
		Six Month	Average Annual Total Return Ended 02/29/2012
	Inception Date	Period Ended 02/29/2012	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	8.33%	–1.66%	1.92%	6.38%	8.30%
Trust Class4	03/03/1997	8.23%	–1.85%	1.73%	6.17%	8.13%
Institutional Class6	11/28/2007	8.44%	–1.51%	2.07%	6.45%	8.35%
Class A20	05/27/2009	8.19%	–1.88%	1.83%	6.33%	8.28%
Class C20	05/27/2009	7.81%	–2.62%	1.40%	6.10%	8.15%
Class R320	05/27/2009	8.14%	–2.08%	1.69%	6.26%	8.24%
With Sales Charge
Class A20		1.99%	–7.53%	0.63%	5.70%	7.92%
Class C20		6.81%	–3.59%	1.40%	6.10%	8.15%
Index
S&P 500 Index1,18		13.31%	5.12%	1.58%	4.17%	8.19%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 0.90%, 1.08%, 0.74%, 1.14%, 1.89% and 1.36% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.12% and 1.87% for Class A and Class C, respectively. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2015 for Institutional Class, Class A and Class shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense. The total annual operating expenses for Institutional Class and Class R3 include repayments to Management for previously waived and/or reimbursed expenses and/or fees.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Value Fund Commentary*

Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) Institutional Class produced a 10.92% total return for the six months ended February 29, 2012, but underperformed its benchmark, the Russell 1000® Value Index, which provided a 12.84% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

For this six-month period, the stock market posted a double-digit rise as global macro issues faded into the background. Gains were limited until mid-December, however, as the market moved erratically on news of the credit crisis in Europe. The situation there remained a primary concern for investors as many felt that a collapse of the financial system in Europe could cause a double-dip recession at home. Nonetheless, the domestic economy continued to show signs of improvement and corporate profits soared. European governments had also started to make headway in devising ways to avert a financial catastrophe for at least the near-term future. The pendulum swung even further in 2012 as a steady flow of positive U.S. data persisted, with better-than-expected growth in manufacturing and industrial production, robust corporate revenues, as well as some improvement on the employment front. The strengthening domestic economy lessened fears that a downturn in Europe could drag the U.S. along with it. In addition, as European governments implemented measures to address their sovereign debt troubles, investors became more willing to set this matter aside for the time being and focus on the more sanguine situation at home. As a result, equities rose solidly in the second half of the reporting period and the more cyclical areas of the market outperformed as renewed optimism prompted investors to move into more economically sensitive investments.

Within the Value Fund, our underweight allocation during the reporting period to Financials, an underperforming area of the index over the past six months, provided a large contribution to relative performance. Additional upside in this space came from our heavier exposure to Wells Fargo. The stock rallied from mid-December to mid-January amidst an improving economic environment, which translates into potentially better credit conditions. Banks also rose at this time on greater confidence that the industry could withstand, or even benefit from, a flagging financial system in Europe. We opportunistically increased our exposure to Financials during the period as we found a great deal of value among holdings in this area, particularly those that we felt could gain market share by taking advantage of the constrained lending environment in Europe.

Our significant underweight in Utilities, the weakest segment of the Index over the period, was also a source of relative strength for the Fund. Utilities as a whole lost the most ground from December to January due in part to sector rotation out of defensive areas of the market and into more risky investments. Many utilities also suffered as a result of mild winter weather conditions, which impacts both demand for power as well as gas/power prices. We significantly reduced our exposure to this area during the period as we saw greater value among holdings in other areas of the market.

The Fund lost ground on a relative basis due to underperformance in the Materials sector. The largest individual detractors in this area were Potash, a fertilizer company (which we sold), and Newmont Mining, a gold exploration and mining company. Potash experienced a steep drop early in the period along with other fertilizer stocks; however, while the fertilizer industry as a whole recovered these losses by the end of the period, the company struggled to gain ground as it faced production outages as well as disappointing volume and pricing growth. Newmont Mining suffered a loss over the period due to a decline in gold prices. Nonetheless, we remain invested in Newmont and continue to be overweighted in metal (primarily copper and gold) and agriculture names based on our belief that capacity constraints within the gold industry and increasing demand within the copper industry should lead the prices of these commodities higher over the longer term. Similarly, within the agriculture industry, we see supply/demand for fertilizer continuing to tighten as farmers strive to meet rising food needs around the world.

Information Technology was another area of relative weakness for the Fund due in large part to losses in software company Oracle and semiconductor holding, Broadcom. Oracle took a big hit in December when the stock plunged over

*  Effective April 2, 2012, Neuberger Berman Large Cap Value Fund changed its name to Neuberger Berman Value Fund.

11% in one day in reaction to the company's disappointing fiscal third quarter revenue and earnings results, and Broadcom sold off in November after QUALCOMM, a key competitor to Broadcom, held an analyst day during which investors seemed to become incrementally more positive about that company's prospects in the PC industry at the expense of Broadcom. We sold our positions in both these names during the period to invest in areas that we felt offered more favorable return potential.

We ended the period underweighted versus the benchmark in Consumer Staples, Utilities, Consumer Discretionary and Industrials; and overweighted in Materials (primarily copper/gold and agriculture), Financials and Information Technology. In terms of the next six-month period, we are rather positive about conditions for the domestic economy and the equity market overall. While we concede that global economies are becoming increasingly interlinked, we believe it is possible that the degree of interconnectedness may be overestimated. In fact, as we get deeper into 2012 it seems to us that despite mounting economic weakness in Europe, the U.S. economy is gaining some momentum. The market, in turn, has become less jittery regarding Europe as a result. Still, a great deal of macro uncertainty remains, the issues in Europe are hardly resolved, oil prices have skyrocketed on rising demand from emerging markets, and tensions continue to escalate in the Middle East. If the situation in the Gulf worsens and oil prices rise further, we believe it could turn the U.S. economy on its head. Our ultimate takeaway is that overall market conditions appear healthy but can change on a dime. Therefore, our strategy is (and has always been) to remain keenly focused on investing in attractively valued stocks with specific catalysts that can uncover their true value over time, and as always we continue to pay close attention to the correlation between holdings in order to create a portfolio with a prudent risk-reward balance.

Sincerely,

Eli M. Salzmann
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Value Fund

TICKER SYMBOLS
Institutional Class	NLRLX
Class A	NVAAX
Class C	NVACX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	6.3%
Consumer Staples	3.7
Energy	11.7
Financials	26.2
Health Care	10.8
Industrials	6.9
Information Technology	9.6
Materials	5.3
Telecommunication Services	4.1
Utilities	3.0
Other	0.6
Short-Term Investments	11.8
Total	100.0%

PERFORMANCE HIGHLIGHTS2,9,30
		Six Month	Average Annual Total Return Ended 02/29/2012
	Inception Date	Period Ended 02/29/2012	1 Year	5 Years	Life of Fund
At NAV
Institutional Class27	04/19/2010	10.92%	5.81%	3.43%	4.06%
Class A27	03/02/2011	10.76%	5.45%	3.35%	3.99%
Class C27	03/02/2011	10.35%	4.63%	3.19%	3.84%
With Sales Charge
Class A27		4.35%	–0.64%	2.14%	2.85%
Class C27		9.35%	3.63%	3.19%	3.84%
Index
Russell 1000® Value Index1,18		12.84%	2.18%	–1.08%	–0.12%

The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through April 19, 2010. The performance data for Class A and Class C also includes the performance of the Fund's Institutional Class from April 19, 2010 through March 2, 2011. See endnote 27 for information about the effects of the different fees paid by each class.

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 18.36%, 17.09% and 26.32% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 0.77%, 1.13% and 1.88% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC (Management) has contractually agreed to limit certain expenses of the Fund through August 31, 2015 for Institutional Class, Class A and Class C shares. Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Endnotes

1
Please see "Glossary of Indices" starting on page 68 for a description of indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC ("Management") and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the described indices or may not invest in all securities included in the described indices.

2
Expense Caps or Waivers: These arrangements are subject to change. The total returns for these periods would have been less if Management had not reimbursed and/or waived certain operating expenses. Please see the notes to the financial statements for specific information regarding which Funds and which classes currently have a portion of their operating expenses reimbursed and/or waived by Management.

3	This date reflects when Management first became investment advisor to the Fund.

4
For each of Focus Fund, Genesis Fund, Guardian Fund, Mid Cap Growth Fund and Large Cap Value Fund (formerly Partners Fund), Life of Fund performance shown for the Advisor Class and the Trust Class is that of the respective Fund's Investor Class from the inception date of the Investor Class to the inception date of the Advisor Class or the Trust Class. For each of International Fund, Mid Cap Intrinsic Value Fund (formerly Regency Fund), Small Cap Growth Fund and Socially Responsive Fund, Life of Fund performance shown for the Trust Class is that of the respective Fund's Investor Class from the inception date of the Investor Class to the inception date of the Trust Class. The Investor Class of a Fund has lower expenses and typically higher returns than the Advisor Class, as applicable, and the Trust Class of that Fund.

5
Performance shown prior to May 2002 for the Advisor Class of Small Cap Growth Fund is that of the Fund's Investor Class. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

6
Performance shown prior to July 1999 for the Institutional Class of Genesis Fund, prior to June 2006 for the Institutional Class of Large Cap Value Fund (formerly Partners Fund), prior to April 2007 for the Institutional Class of Mid Cap Growth Fund, prior to November 2007 for the Institutional Class of Socially Responsive Fund and prior to April 2008 for the Institutional Class of Small Cap Growth Fund is that of the respective Fund's Investor Class. Performance shown prior to October 2006 for the Institutional Class of International Large Cap Fund and prior to June 2008 for the Institutional Class of Real Estate Fund is that of the respective Fund's Trust Class. The Investor Class or Trust Class of a Fund, as applicable, has higher expenses and typically lower returns than the Institutional Class of that Fund.

7
The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

8
The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the Investment Company Act of 1940, the Fund currently operates as diversified. Please see the notes to the financial statements for information on a non-diversified fund becoming diversified by operation of law.

9
Each of Emerging Markets Equity Fund, Equity Income Fund, Global Equity Fund, Multi-Cap Opportunities Fund and Value Fund (formerly Large Cap Value Fund) was relatively small prior to September 2010, June 2008,

Endnotes (cont'd)

February 2012, January 2010 and February 2012, respectively. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

10	Prior to December 17, 2007, Neuberger Berman Mid Cap Growth Fund was known as the Neuberger Berman Manhattan Fund.

11	Prior to December 17, 2007, Neuberger Berman Small Cap Growth Fund was known as the Neuberger Berman Millennium Fund.

12
Performance shown prior to June 21, 2010 for Emerging Markets Equity Fund's Class R3 is that of Emerging Markets Equity Fund's Institutional Class. The performance information of Class R3 has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has lower expenses and typically higher returns than Class R3.

13
As of December 17, 2007, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. Performance prior to this change might have been different if current policies had been in effect. As a result of becoming "non-diversified," the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. Although the Fund has a policy that allows it to operate as a non-diversified investment company, on December 5, 2008, the Board adopted a policy, which cannot be changed without a shareholder vote, that the Fund will invest its portfolio so as to meet the standards of a diversified investment company.

14	Because the Fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance during that time might have been different if current policies had been in effect.

15
Because the Fund had a policy of investing primarily in mid- and large-cap stocks prior to September 1998, its performance during that time might have been different if current policies had been in effect.

16
During the period from November 2, 2006 through June 9, 2008, the Fund's Trust Class had only one investor, which could have impacted Fund performance. The inception date for the Fund's Institutional Class, Class A and Class C shares was June 9, 2008 and the inception date for the Fund's Class R3 shares was June 21, 2010. Performance shown for Institutional Class, Class A, Class C and Class R3 prior to those dates is that of the Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class and ceased operations on June 9, 2008. The performance of Class R3 also includes that of Institutional Class from June 9, 2008 to June 21, 2010. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The Trust Class had moderately higher expenses and typically slightly lower returns than Institutional Class. The Institutional Class has lower expenses and typically higher returns than Class R3.

17
Performance shown prior to December 20, 2007 for Class A and Class C and prior to May 27, 2009 for Class R3 of International Large Cap Fund, and prior to June 21, 2010 for Class A, Class C and Class R3 of Real Estate Fund is that of the respective Fund's Trust Class. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class of a Fund has lower expenses and typically higher returns than Class A, Class C or Class R3 of that Fund.

18	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

19
Prior to April 9, 2009, Large Cap Disciplined Growth Fund was known as Century Fund. The inception dates are April 6, 2009 for the Fund's Class A, Class C and Institutional Class and May 27, 2009 for the Fund's Class R3. Performance shown prior to May 27, 2009 for Class R3, and prior to April 6, 2009 for Institutional Class, Class A

Endnotes (cont'd)

and Class C, of is that of the Investor Class. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C or Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class.

20
Performance shown prior to May 27, 2009 for Class A, Class C and Class R3 of Guardian Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Socially Responsive Fund is that of the respective Fund's Investor Class. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class of a Fund has lower expenses and typically higher returns than Class A, Class C or Class R3 of that Fund.

21
Performance shown prior to May 27, 2009 for Institutional Class of Guardian Fund, and prior to June 21, 2010 for Institutional Class of Focus Fund is that of the respective Fund's Investor Class. The performance information of Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class of a Fund has higher expenses and typically lower returns than the Institutional Class of that Fund.

22
During the period from November 2, 2006 through December 21, 2009, the Fund's Trust Class had only one investor, which could have impacted fund performance. The inception date for the Fund's Class A, Class C and Institutional Class shares was December 21, 2009. Performance shown for Class A, Class C and Institutional Class prior to that date is that of the Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class and ceased operations on December 21, 2009. Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C shares. The Trust Class had equivalent capped expenses and, therefore, typically similar returns to the Institutional Class. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

23
The inception date for Intrinsic Value Fund Class A, Class C and Institutional Class shares is May 10, 2010. Performance shown prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from September 12, 2008 is that of DJG Fund and the performance from July 8, 1997 (the Fund's commencement of operations) to September 11, 2008 is that of DJG Account. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors.

24
Performance shown prior to June 21, 2010 for Class A and Class C of Focus Fund and Class A, Class C and Class R3 of Large Cap Value Fund (formerly Partners Fund) and Mid Cap Intrinsic Value Fund (formerly Regency Fund) is that of the respective Fund's Investor Class. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class of a Fund has lower expenses and typically higher returns than Class A, Class C or Class R3 of that Fund.

Endnotes (cont'd)

25
Performance shown prior to March 8, 2010 for Institutional Class of Mid Cap Intrinsic Value Fund (formerly Regency Fund) is that of the Fund's Investor Class. The performance information of the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

26
Performance shown prior to December 20, 2010 for Class A and Class C of International Fund is that of the Fund's Investor Class. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A or Class C.

27
During the period from November 2, 2006 through April 19, 2010, the Fund's Trust Class had only one investor, which could have impacted Fund performance. The inception date for the Fund's Institutional Class was April 19, 2010, and the Fund had only one Institutional Class investor, which could have impacted performance. The inception date for the Fund's Class A and Class C was March 2, 2011. Performance shown for Institutional Class, Class A and Class C prior to those dates is that of the Trust Class, which had an inception date of November 2, 2006, and the Trust Class converted into the Institutional Class and ceased operations on April 19, 2010. The performance of Class A and Class C also includes that of Institutional Class from April 19, 2010 to March 2, 2011. The performance information of the Trust Class and the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had moderately higher expenses and therefore typically slightly lower returns than Institutional Class, Class A and Class C. The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

28	Effective April 2, 2012, Neuberger Berman Partners Fund changed its name to Neuberger Berman Large Cap Value Fund.

29	Effective April 2, 2012, Neuberger Berman Regency Fund changed its name to Neuberger Berman Mid Cap Intrinsic Value Fund.

30	Effective April 2, 2012, Neuberger Berman Large Cap Value Fund changed its name to Neuberger Berman Value Fund.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

S&P 500 Index:	Widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.

Russell 1000® Index:
Measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization and current index membership). The Russell 1000 Index represents approximately 92% of the U.S. market.

Russell 1000® Value Index:	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth rates.

Russell 1000® Growth Index:	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000® Index:
An unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000® Index, representing approximately 10% of the Russell 3000 Index total market capitalization. As of the latest reconstitution, the smallest company's market capitalization was approximately $130 million.

Russell 2000® Growth Index:	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000® Value Index:	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

Russell Midcap® Index:
Measures the performance of the approximately 800 smallest companies in the Russell 1000® Index. The Russell Midcap Index represents approximately 31% of the Russell 1000® Index total market capitalization.

Russell Midcap® Growth Index:
An unmanaged index that measures the performance of those Russell Midcap® companies (the 800 smallest companies in the Russell 1000® Index) with higher price-to-book ratios and higher forecasted Index growth rates.

Russell Midcap® Value Index:
An unmanaged index that measures the performance of those Russell Midcap® Index companies (the 800 smallest companies in the Russell 1000® Index) with lower price-to-book ratios and lower forecasted growth rates.

FTSE NAREIT All Equity REITs Index:
An unmanaged free float-adjusted market capitalization weighted index that tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the NYSE Amex. REITs are classified as Equity REITs if 75% or more of their gross invested book assets are invested directly or indirectly in real property.

MSCI EAFE® Index:
Also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index. A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Glossary of Indices (cont'd)

MSCI Emerging Markets Index:
A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI World Index:
A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI All Country World Index:
A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 27, 2010, the MSCI All Country World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Effective in April 2012, the Large Cap Value Fund (formerly Partners Fund) stopped using the S&P 500 Index as its secondary index.

Information About Your Fund's Expenses (Unaudited)

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 29, 2012 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 2/29/12 (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 9/1/11	Ending Account Value 2/29/12	Expenses Paid During the Period(1) 9/1/11 - 2/29/12	Expense Ratio	Beginning Account Value 9/1/11	Ending Account Value 2/29/12	Expenses Paid During the Period(1) 9/1/11 - 2/29/12	Expense Ratio
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$1,017.70	$6.27	1.25%	$1,000.00	$1,018.65	$6.27	1.25%
Class A	$1,000.00	$1,016.00	$7.52	1.50%	$1,000.00	$1,017.40	$7.52	1.50%
Class C	$1,000.00	$1,012.30	$11.26	2.25%	$1,000.00	$1,013.67	$11.27	2.25%
Class R3	$1,000.00	$1,014.20	$9.57	1.91%	$1,000.00	$1,015.37	$9.57	1.91%
Equity Income Fund
Institutional Class	$1,000.00	$1,040.40	$3.70	.73%	$1,000.00	$1,021.23	$3.67	.73%
Class A	$1,000.00	$1,037.70	$5.88	1.16%	$1,000.00	$1,019.10	$5.82	1.16%
Class C	$1,000.00	$1,035.10	$9.41	1.86%	$1,000.00	$1,015.61	$9.32	1.86%
Class R3	$1,000.00	$1,036.30	$7.14	1.41%	$1,000.00	$1,017.85	$7.07	1.41%
Focus Fund
Investor Class	$1,000.00	$1,120.30	$5.11	.97%	$1,000.00	$1,020.04	$4.87	.97%
Trust Class	$1,000.00	$1,119.30	$6.17	1.17%	$1,000.00	$1,019.05	$5.87	1.17%
Advisor Class	$1,000.00	$1,118.20	$6.95	1.32%	$1,000.00	$1,018.30	$6.62	1.32%
Institutional Class	$1,000.00	$1,121.70	$3.96	.75%	$1,000.00	$1,021.13	$3.77	.75%
Class A	$1,000.00	$1,119.80	$5.85	1.11%	$1,000.00	$1,019.34	$5.57	1.11%
Class C	$1,000.00	$1,115.70	$9.78	1.86%	$1,000.00	$1,015.61	$9.32	1.86%
Genesis Fund
Investor Class	$1,000.00	$1,068.90	$5.30	1.03%	$1,000.00	$1,019.74	$5.17	1.03%
Trust Class	$1,000.00	$1,068.20	$5.71	1.11%	$1,000.00	$1,019.34	$5.57	1.11%
Advisor Class	$1,000.00	$1,066.60	$7.09	1.38%	$1,000.00	$1,018.00	$6.92	1.38%
Institutional Class	$1,000.00	$1,069.70	$4.37	.85%	$1,000.00	$1,020.64	$4.27	.85%
Global Equity Fund
Institutional Class	$1,000.00	$1,034.20	$5.82	1.15%	$1,000.00	$1,019.14	$5.77	1.15%
Class A	$1,000.00	$1,032.30	$7.63	1.51%	$1,000.00	$1,017.35	$7.57	1.51%
Class C	$1,000.00	$1,028.60	$11.40	2.26%	$1,000.00	$1,013.63	$11.31	2.26%
Global Thematic Opportunities Fund
Institutional Class	$1,000.00	$976.60	$6.14	1.25%	$1,000.00	$1,018.65	$6.27	1.25%
Class A	$1,000.00	$974.10	$7.90	1.61%	$1,000.00	$1,016.86	$8.07	1.61%
Class C	$1,000.00	$970.70	$11.56	2.36%	$1,000.00	$1,013.13	$11.81	2.36%
Guardian Fund
Investor Class	$1,000.00	$1,074.10	$4.74	.92%	$1,000.00	$1,020.29	$4.62	.92%
Trust Class	$1,000.00	$1,073.70	$5.62	1.09%	$1,000.00	$1,019.44	$5.47	1.09%
Advisor Class	$1,000.00	$1,071.50	$7.73	1.50%	$1,000.00	$1,017.40	$7.52	1.50%
Institutional Class	$1,000.00	$1,075.30	$3.82	.74%	$1,000.00	$1,021.18	$3.72	.74%
Class A	$1,000.00	$1,073.10	$5.72	1.11%	$1,000.00	$1,019.34	$5.57	1.11%
Class C	$1,000.00	$1,069.20	$9.57	1.86%	$1,000.00	$1,015.61	$9.32	1.86%
Class R3	$1,000.00	$1,071.70	$7.01	1.36%	$1,000.00	$1,018.10	$6.82	1.36%
International Fund
Investor Class	$1,000.00	$1,002.60	$8.02	1.61%	$1,000.00	$1,016.86	$8.07	1.61%
Trust Class	$1,000.00	$1,002.10	$8.46	1.70%	$1,000.00	$1,016.41	$8.52	1.70%
Class A	$1,000.00	$1,001.70	$8.76	1.76%	$1,000.00	$1,016.11	$8.82	1.76%
Class C	$1,000.00	$998.40	$12.62	2.54%	$1,000.00	$1,012.23	$12.71	2.54%
International Institutional Fund
Institutional Class	$1,000.00	$1,005.60	$4.09	.82%	$1,000.00	$1,020.79	$4.12	.82%

Expense Information as of 2/29/12 (cont'd) (Unaudited)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 9/1/11	Ending Account Value 2/29/12	Expenses Paid During the Period(1) 9/1/11 - 2/29/12	Expense Ratio	Beginning Account Value 9/1/11	Ending Account Value 2/29/12	Expenses Paid During the Period(1) 9/1/11 - 2/29/12	Expense Ratio
International Large Cap Fund
Trust Class	$1,000.00	$1,002.50	$6.22	1.25%	$1,000.00	$1,018.65	$6.27	1.25%
Institutional Class	$1,000.00	$1,004.40	$4.49	.90%	$1,000.00	$1,020.39	$4.52	.90%
Class A	$1,000.00	$1,002.40	$6.17	1.24%	$1,000.00	$1,018.70	$6.22	1.24%
Class C	$1,000.00	$1,000.00	$9.95	2.00%	$1,000.00	$1,014.92	$10.02	2.00%
Class R3	$1,000.00	$1,001.80	$7.52	1.51%	$1,000.00	$1,017.35	$7.57	1.51%
Intrinsic Value Fund
Institutional Class	$1,000.00	$1,131.90	$5.30	1.00%	$1,000.00	$1,019.89	$5.02	1.00%
Class A	$1,000.00	$1,129.40	$7.20	1.36%	$1,000.00	$1,018.10	$6.82	1.36%
Class C	$1,000.00	$1,125.30	$11.15	2.11%	$1,000.00	$1,014.37	$10.57	2.11%
Large Cap Disciplined Growth Fund
Investor Class	$1,000.00	$1,089.70	$5.77	1.11%	$1,000.00	$1,019.34	$5.57	1.11%
Institutional Class	$1,000.00	$1,091.50	$3.90	.75%	$1,000.00	$1,021.13	$3.77	.75%
Class A	$1,000.00	$1,089.90	$5.77	1.11%	$1,000.00	$1,019.34	$5.57	1.11%
Class C	$1,000.00	$1,084.30	$9.64	1.86%	$1,000.00	$1,015.61	$9.32	1.86%
Class R3	$1,000.00	$1,087.50	$7.06	1.36%	$1,000.00	$1,018.10	$6.82	1.36%
Large Cap Value Fund(3)
Investor Class	$1,000.00	$1,051.40	$4.39	.86%	$1,000.00	$1,020.59	$4.32	.86%
Trust Class	$1,000.00	$1,050.00	$5.30	1.04%	$1,000.00	$1,019.69	$5.22	1.04%
Advisor Class	$1,000.00	$1,049.80	$6.12	1.20%	$1,000.00	$1,018.90	$6.02	1.20%
Institutional Class	$1,000.00	$1,052.10	$3.52	.69%	$1,000.00	$1,021.43	$3.47	.69%
Class A	$1,000.00	$1,050.20	$5.51	1.08%	$1,000.00	$1,019.49	$5.42	1.08%
Class C	$1,000.00	$1,046.60	$9.46	1.86%	$1,000.00	$1,015.61	$9.32	1.86%
Class R3	$1,000.00	$1,049.20	$6.93	1.36%	$1,000.00	$1,018.10	$6.82	1.36%
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,115.70	$5.31	1.01%	$1,000.00	$1,019.84	$5.07	1.01%
Trust Class	$1,000.00	$1,115.00	$5.57	1.06%	$1,000.00	$1,019.59	$5.32	1.06%
Advisor Class	$1,000.00	$1,112.40	$7.88	1.50%	$1,000.00	$1,017.40	$7.52	1.50%
Institutional Class	$1,000.00	$1,116.00	$3.95	.75%	$1,000.00	$1,021.13	$3.77	.75%
Class A	$1,000.00	$1,115.20	$5.84	1.11%	$1,000.00	$1,019.34	$5.57	1.11%
Class C	$1,000.00	$1,110.90	$9.76	1.86%	$1,000.00	$1,015.61	$9.32	1.86%
Class R3	$1,000.00	$1,113.20	$7.15	1.36%	$1,000.00	$1,018.10	$6.82	1.36%
Mid Cap Intrinsic Value Fund(4)
Investor Class	$1,000.00	$1,124.80	$6.18	1.17%	$1,000.00	$1,019.05	$5.87	1.17%
Trust Class	$1,000.00	$1,125.10	$6.60	1.25%	$1,000.00	$1,018.65	$6.27	1.25%
Institutional Class	$1,000.00	$1,126.50	$4.49	.85%	$1,000.00	$1,020.64	$4.27	.85%
Class A	$1,000.00	$1,124.80	$6.39	1.21%	$1,000.00	$1,018.85	$6.07	1.21%
Class C	$1,000.00	$1,120.80	$10.34	1.96%	$1,000.00	$1,015.12	$9.82	1.96%
Class R3	$1,000.00	$1,123.30	$7.71	1.46%	$1,000.00	$1,017.60	$7.32	1.46%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,114.80	$5.26	1.00%	$1,000.00	$1,019.89	$5.02	1.00%
Class A	$1,000.00	$1,113.70	$7.15	1.36%	$1,000.00	$1,018.10	$6.82	1.36%
Class C	$1,000.00	$1,108.50	$11.06	2.11%	$1,000.00	$1,014.37	$10.57	2.11%
Real Estate Fund
Trust Class	$1,000.00	$1,079.70	$5.22	1.01%	$1,000.00	$1,019.84	$5.07	1.01%
Institutional Class	$1,000.00	$1,081.20	$4.40	.85%	$1,000.00	$1,020.64	$4.27	.85%
Class A	$1,000.00	$1,078.60	$6.25	1.21%	$1,000.00	$1,018.85	$6.07	1.21%
Class C	$1,000.00	$1,074.60	$10.11	1.96%	$1,000.00	$1,015.12	$9.82	1.96%
Class R3	$1,000.00	$1,078.10	$7.54	1.46%	$1,000.00	$1,017.60	$7.32	1.46%

Expense Information as of 2/29/12 (cont'd) (Unaudited)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 9/1/11	Ending Account Value 2/29/12	Expenses Paid During the Period(1) 9/1/11 - 2/29/12	Expense Ratio	Beginning Account Value 9/1/11	Ending Account Value 2/29/12	Expenses Paid During the Period(1) 9/1/11 - 2/29/12	Expense Ratio
Select Equities Fund
Institutional Class	$1,000.00	$1,078.80	$3.88	.75%	$1,000.00	$1,021.13	$3.77	.75%
Class A	$1,000.00	$1,075.30	$6.19	1.20%	$1,000.00	$1,018.90	$6.02	1.20%
Class C	$1,000.00	$1,071.40	$10.04	1.95%	$1,000.00	$1,015.17	$9.77	1.95%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,094.70	$6.09	1.17%	$1,000.00	$1,019.05	$5.87	1.17%
Trust Class	$1,000.00	$1,093.70	$7.18	1.38%	$1,000.00	$1,018.00	$6.92	1.38%
Advisor Class	$1,000.00	$1,092.10	$8.32	1.60%	$1,000.00	$1,016.91	$8.02	1.60%
Institutional Class	$1,000.00	$1,096.20	$4.69	.90%	$1,000.00	$1,020.39	$4.52	.90%
Class A	$1,000.00	$1,094.50	$6.61	1.27%	$1,000.00	$1,018.55	$6.37	1.27%
Class C	$1,000.00	$1,089.80	$10.50	2.02%	$1,000.00	$1,014.82	$10.12	2.02%
Class R3	$1,000.00	$1,092.80	$7.86	1.51%	$1,000.00	$1,017.35	$7.57	1.51%
Socially Responsive Fund
Investor Class	$1,000.00	$1,083.30	$4.61	.89%	$1,000.00	$1,020.44	$4.47	.89%
Trust Class	$1,000.00	$1,082.30	$5.54	1.07%	$1,000.00	$1,019.54	$5.37	1.07%
Institutional Class	$1,000.00	$1,084.40	$3.68	.71%	$1,000.00	$1,021.33	$3.57	.71%
Class A	$1,000.00	$1,081.90	$5.75	1.11%	$1,000.00	$1,019.34	$5.57	1.11%
Class C	$1,000.00	$1,078.10	$9.61	1.86%	$1,000.00	$1,015.61	$9.32	1.86%
Class R3	$1,000.00	$1,081.40	$7.04	1.36%	$1,000.00	$1,018.10	$6.82	1.36%
Value Fund(5)
Institutional Class	$1,000.00	$1,109.20	$3.93	.75%	$1,000.00	$1,021.13	$3.77	.75%
Class A	$1,000.00	$1,107.60	$5.82	1.11%	$1,000.00	$1,019.34	$5.57	1.11%
Class C	$1,000.00	$1,103.50	$9.73	1.86%	$1,000.00	$1,015.61	$9.32	1.86%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)	Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

(3)	Effective April 2, 2012. Formerly Partners Fund through April 1, 2012.

(4)	Effective April 2, 2012. Formerly Regency Fund through April 1, 2012.

(5)	Effective April 2, 2012. Formerly Large Cap Value Fund through April 1, 2012.

Schedule of Investments Emerging Markets Equity Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
		Country	Industry
1	Samsung Electronics	Korea	Semiconductors & Semiconductor Equipment	3.3%
2	Vale SA ADR	Brazil	Metals & Mining	2.2%
3	Industrial & Commercial Bank of China, H Shares	China	Commercial Banks	2.0%
4	Sberbank of Russia	Russia	Commercial Banks	1.8%
5	Itau Unibanco Holding	Brazil	Commercial Banks	1.6%
6	China Mobile	China	Wireless Telecommunication Services	1.5%
7	BG Group	United Kingdom	Oil, Gas & Consumable Fuels	1.5%
8	Axiata Group	Malaysia	Wireless Telecommunication Services	1.4%
9	Turkiye Garanti Bankasi	Turkey	Commercial Banks	1.4%
10	Magnit OJSC GDR	Russia	Food & Staples Retailing	1.4%

	Number of Shares	Value† (000's)z
Common Stocks (81.6%)
Brazil (6.6%)
BM&FBOVESPA SA	207,600	$1,389
BR Malls Participacoes	105,800	1,356
Brasil Insurance Participacoes E Administracao	79,500	944
Cia Hering	47,800	1,286
PDG Realty Empreendimentos E Participacoes	365,400	1,562
QGEP Participacoes	189,100	1,635
TOTVS SA	74,825	1,389
		9,561
Chile (1.2%)
Banco Santander Chile ADR	5,725	464
Sociedad Quimica y Minera de Chile ADR, B Shares	21,170	1,253
		1,717
China (19.1%)
Agricultural Bank of China, H Shares	2,620,200	1,304
Baidu, Inc. ADR*	14,300	1,955
China Automation Group	1,138,800	389
China Liansu Group Holdings	1,835,400	1,221
China Mengniu Dairy	422,735	1,199
China Mobile	207,250	2,217
China National Building Material, H Shares	1,126,300	1,629
China Resources Gas Group	916,200	1,422
China Vanke, B Shares	1,017,100	1,311
Comba Telecom Systems Holdings	1,484,300	1,108
Dah Chong Hong Holdings	969,800	1,370
Daphne International Holdings	585,300	737
First Tractor, H Shares	1,059,300	1,243
Golden Eagle Retail Group	437,400	1,081
GOME Electrical Appliances Holding	1,822,654	557
Haier Electronics Group*	1,262,100	1,579
Industrial & Commercial Bank of China, H Shares	4,043,000	2,966
Prince Frog International Holdings*	2,195,000	942
Tencent Holdings	72,800	1,900
Vinda International Holdings	1,149,300	1,556
		27,686
Colombia (2.0%)
Ecopetrol SA ADR	32,700	1,903
Pacific Rubiales Energy	36,100	1,048
		2,951
India (6.4%)
Asian Paints	20,785	1,345
Ballarpur IndustriesÑ	1,376,487	695
Cummins India	100,810	969
Godrej Consumer Products	98,455	897
Gujarat State Petronet	494,190	781
IRB Infrastructure Developers	166,485	625
Mahindra & Mahindra	112,230	1,628
Prestige Estates Projects	241,580	518
United Phosphorus	251,755	$804
Yes Bank	142,295	1,001
		9,263
Indonesia (3.3%)
PT Bank Mandiri Tbk	860,700	615
PT Global Mediacom Tbk	6,417,926	897
PT Harum Energy Tbk	744,700	727
PT Semen Gresik (Persero) Tbk	751,800	938
PT United Tractors Tbk	489,081	1,572
		4,749
Israel (0.8%)
Israel Chemicals	113,023	1,199
Korea (9.1%)
BS Financial Group	101,030	1,260
Hyundai Mobis	6,621	1,687
LG Chem	4,265	1,519
Samsung Electronics	4,438	4,784
Shinhan Financial Group	35,285	1,366
Silicon Works	21,600	696
Sung Kwang Bend	9,827	212
Woongjin Coway	47,770	1,603
		13,127
Malaysia (2.5%)
Axiata Group	1,188,700	2,051
Top Glove	949,000	1,543
		3,594
Mexico (3.4%)
Alamos Gold	79,700	1,486
First Majestic Silver*	42,400	870
Genomma Lab Internacional Class B*	594,600	1,130
Kimberly-Clark de Mexico Class A	263,300	1,467
		4,953

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Nigeria (1.2%)
Afren PLC*	818,185	$1,742

Philippines (1.4%)
Energy Development	4,829,150	615
International Container Terminal Services	1,057,700	1,460
		2,075
Qatar (0.8%)
Industries Qatar	29,100	1,127

Russia (6.6%)
Eurasia Drilling GDR	44,415	1,308
LUKOIL OAO ADR	21,885	1,404
Magnit OJSC GDR	67,277	1,983
NovaTek OAO GDR	8,645	1,254
Pharmstandard OJSC GDR*	57,155	1,054
Sberbank of RussiaÑ	766,830	2,622
		9,625
South Africa (4.2%)
Bidvest Group	43,690	1,022
Exxaro Resources	27,095	761
Life Healthcare Group Holdings	357,065	1,034
MTN Group	90,092	1,623
Shoprite Holdings	86,940	1,574
		6,014
Taiwan, Province of China (4.7%)
China Steel Chemical	139,400	664
Hon Hai Precision Industry	312,245	1,089
Hung Poo Real Estate Development	647,402	645
Powertech Technology	270,000	619
Simplo Technology	207,276	1,488
Taiwan Semiconductor Manufacturing	581,439	1,604
TXC Corp.	421,236	653
		6,762
Thailand (1.7%)
Bangkok Bank NVDR	125,300	749
Kasikornbank PCL NVDR	364,800	1,766
		2,515
Turkey (2.2%)
Koza Altin Isletmeleri	58,700	1,164
Turkiye Garanti Bankasi	522,605	1,984
		3,148
United Arab Emirates (1.2%)
Dragon Oil	184,310	1,683

United Kingdom (3.2%)
BG Group	89,710	2,166
Hikma Pharmaceuticals	40,900	477
Kenmare Resources*	1,354,955	1,218
Tullow Oil	34,110	800
		4,661
Total Common Stocks (Cost $110,139)		118,152

Preferred Stocks (5.5%)

Brazil (5.5%)
Banco do Estado do Rio Grande do Sul Class B	77,900	928
Companhia de Bebidas das Americas ADR	37,900	1,516
Refinaria de Petroleo IpirangaÑ*^^	173	0
Itau Unibanco Holding	109,800	2,353
Vale SA ADR	129,325	3,179
Total Preferred Stocks (Cost $7,409)		7,976

Short-Term Investments (4.5%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $6,574)	6,573,548	6,574
Total Investments## (91.6%) (Cost $124,122)		132,702
Cash, receivables and other assets, less liabilities (8.4%)		12,170
Total Net Assets (100.0%)		$144,872

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY EMERGING MARKETS EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets

Commercial Banks	$19,378	13.4%
Oil, Gas & Consumable Fuels	14,362	9.9%
Metals & Mining	8,678	6.0%
Semiconductors & Semiconductor Equipment	7,703	5.3%
Chemicals	6,784	4.7%
Wireless Telecommunication Services	5,891	4.1%
Household Durables	4,744	3.3%
Machinery	4,173	2.9%
Internet Software & Services	3,855	2.7%
Real Estate Management & Development	3,830	2.6%
Food & Staples Retailing	3,557	2.5%
Household Products	3,023	2.1%
Pharmaceuticals	2,661	1.8%
Construction Materials	2,567	1.8%
Gas Utilities	2,203	1.5%
Industrial Conglomerates	2,149	1.5%
Specialty Retail	1,843	1.3%
Personal Products	1,839	1.3%
Electronic Equipment, Instruments & Components	1,742	1.2%
Auto Components	1,687	1.2%
Automobiles	1,628	1.1%
Health Care Equipment & Supplies	1,543	1.1%
Beverages	1,516	1.0%
Computers & Peripherals	1,488	1.0%
Transportation Infrastructure	1,460	1.0%
Building Products	1,433	1.0%
Diversified Financial Services	1,389	1.0%
Software	1,389	1.0%
Distributors	1,370	0.9%
Energy Equipment & Services	1,308	0.9%
Food Products	1,199	0.8%
Communications Equipment	1,108	0.8%
Multiline Retail	1,081	0.7%
Health Care Providers & Services	1,034	0.7%
Insurance	944	0.6%
Media	897	0.6%
Textiles, Apparel & Luxury Goods	737	0.5%
Paper & Forest Products	695	0.5%
Construction & Engineering	625	0.4%
Independent Power Producers & Energy Traders	615	0.4%
Short-Term Investments and Other Assets—Net	18,744	12.9%
	$144,872	100.0%
See Notes to Schedule of Investments

Schedule of Investments Equity Income Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	BlackRock, Inc.	2.1%	6	Linear Technology	2.0%
2	Philip Morris International	2.1%	7	Sanofi-Aventis ADR	1.9%
3	Total SA ADR	2.0%	8	Ecopetrol SA ADR	1.9%
4	Unilever NV	2.0%	9	Royal Gold	1.8%
5	CenturyLink Inc.	2.0%	10	CenterPoint Energy	1.8%

	Number of Shares	Value† (000's)z
Common Stocks (81.9%)

Aerospace & Defense (0.5%)
Honeywell International	172,500	$10,276

Air Freight & Logistics (1.5%)
United Parcel Service Class B‡‡	457,000	35,139

Beverages (1.2%)
Treasury Wine Estates	6,513,833	27,175

Capital Markets (2.1%)
BlackRock, Inc.‡‡	247,800	49,312

Chemicals (0.9%)
Israel Chemicals	1,980,000	20,999

Diversified Financial Services (0.6%)
Warsaw Stock Exchangeñ	692,000	9,357
Warsaw Stock Exchange	296,000	4,002
		13,359
Diversified Telecommunication Services (4.3%)
CenturyLink Inc.	1,134,000	45,644
Chunghwa Telecom ADR	675,000	20,527
Singapore Tele- communications	12,900,000	32,697
		98,868
Electric Utilities (6.6%)
Enersis S.A.	407,300	8,232
Exelon Corp.	1,000,000	39,070
Great Plains Energy	1,263,000	24,982
Northeast Utilities	366,000	13,139
NV Energy	1,198,000	18,785
PPL Corp.	790,000	22,554
Progress Energy	485,000	25,744
		152,506
Food Products (2.0%)
Unilever NV	1,371,000	45,668

Gas Utilities (1.2%)
New Jersey Resources	595,000	27,781

Machinery (0.1%)
AG Growth International	84,800	$3,069

Media (2.7%)
BEC World Public	16,378,000	23,946
Meredith Corp.	654,000	21,516
World Wrestling Entertainment Class A	1,720,000	15,721
		61,183
Metals & Mining (3.5%)
Franco-Nevada Corp.	893,200	39,435
Royal Gold	594,800	41,309
		80,744
Multi-Utilities (9.9%)
Alliant Energy	816,000	34,794
CenterPoint Energy	2,104,000	41,007
NiSource Inc.	1,348,000	32,352
NSTAR	270,000	12,663
PG&E Corp.	770,000	32,094
TECO Energy	1,270,000	22,796
Wisconsin Energy	941,400	32,083
Xcel Energy	820,000	21,722
		229,511
Oil, Gas & Consumable Fuels (9.7%)
ARC Resources	1,365,500	35,325
Bonavista Energy	1,067,000	24,712
Crescent Point Energy	769,000	36,327
Ecopetrol SA ADR‡‡	751,000	43,701
Spectra Energy‡‡	1,185,500	37,201
Total SA ADR	826,000	46,314
		223,580
Pharmaceuticals (5.1%)
Johnson & Johnson	559,000	36,380
Novartis AG ADR	693,000	37,775
Sanofi-Aventis ADR‡‡	1,203,000	44,547
		118,702

Real Estate Investment Trusts (17.2%)
American Campus Communities	738,800	$30,402
Ascendas Real Estate Investment Trustñ	1,840,000	3,031
Ascendas Real Estate Investment Trust	12,630,000	20,803
Campus Crest Communities	1,660,000	17,579
Digital Realty Trust‡‡	507,000	36,758
HCP, Inc.	942,000	37,209
Japan Logistics Fund	2,540	21,279
Lippo-Mapletree Indonesia Retail Trust	25,184,564	7,954
Mapletree Logistics Trust	14,280,000	10,276
Parkway Life Real Estate	9,916,000	14,192
Plum Creek Timber Company	841,000	32,934
Rayonier Inc.‡‡	716,000	31,876
RLJ Lodging Trust	1,810,000	31,711
Suntec Real Estate Investment Trust	23,972,000	23,576
Ventas, Inc.‡‡	535,000	29,917
Weyerhaeuser Co.	1,769,000	36,955
Yuexiu Real Estate Investment Trust	18,428,000	9,599
		396,051
Semiconductors & Semiconductor Equipment (3.4%)
Linear Technology	1,348,000	45,131
Microchip Technology	944,000	34,050
		79,181
Thrifts & Mortgage Finance (1.5%)
New York Community Bancorp	2,621,000	34,099

Tobacco (2.1%)
Philip Morris International‡‡	590,000	49,277

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Transportation Infrastructure (1.1%)
SATS Ltd	12,695,000	$24,666

Water Utilities (1.3%)
Aqua America	1,316,000	29,228

Wireless Telecommunication Services (3.4%)
China Mobile ADR‡‡	682,000	36,153
Philippine Long Distance Telephone ADR	362,000	23,881
Taiwan Mobile	6,262,600	19,259
		79,293
Total Common Stocks (Cost $1,758,262)		1,889,667
Convertible Preferred Stocks (0.5%)
Bunge Ltd. (Cost $11,614)	119,000	12,128
Convertible Bonds (13.1%)	Principal Amount	Value† (000's)z
Bill Barrett Corp., Guaranteed Notes, 5.00%, due 3/15/28	$3,620,000	3,624
Charles River Laboratories International, Inc., Senior Unsecured Notes, 2.25%, due 6/15/13	28,124,000	28,335
Hologic, Inc., Senior Unsecured Notes, Step-Down, 2.00%/0.00%, due 12/15/37a	37,885,000	37,601
Host Hotels & Resorts L.P., Guaranteed Notes, 2.63%, due 4/15/27ñ	9,600,000	9,600
Iconix Brand Group, Inc., Senior Subordinated Notes, 1.88%, due 6/30/12	8,965,000	8,954
Iconix Brand Group, Inc., Senior Subordinated Notes, 2.50%, due 6/1/16ñ	5,075,000	5,050

Integra Lifesciences Holdings Corp., Guaranteed Notes, 2.38%, due 6/1/12ñ	$15,281,000	$15,243
James River Coal Co., Senior Unsecured Notes, 3.13%, due 3/15/18ñ	16,230,000	8,034
James River Coal Co., Senior Unsecured Notes, 4.50%, due 12/1/15	10,645,000	6,387
Kinross Gold Corp., Senior Unsecured Notes, 1.75%, due 3/15/28	23,495,000	23,084
L-3 Communications Holdings, Inc., Guaranteed Notes, 3.00%, due 8/1/35	36,950,000	36,257
Massey Energy Co., Guaranteed Notes, 3.25%, due 8/1/15	17,205,000	16,087
Molycorp, Inc., Senior Unsecured Notes, 3.25%, due 6/15/16ñ	16,650,000	14,298
NuVasive, Inc., Senior Unsecured Notes, 2.75%, due 7/1/17	13,635,000	11,743
Patriot Coal Corp., Senior Unsecured Notes, 3.25%, due 5/31/13	14,530,000	13,949
Primaris Retail REIT, Subordinated Notes, 5.40%, due 11/30/18ñ	11,500,000	12,000
RTI International Metals, Inc., Guaranteed Notes, 3.00%, due 12/1/15	6,750,000	6,826
Southern Pacific Resource Corp., Subordinated Debentures, 6.00%, due 6/30/16	6,450,000	7,056

WebMD Health Corp., Senior Unsecured Notes, 2.25%, due 3/31/16ñ	$13,470,000	$12,813
WebMD Health Corp., Senior Unsecured Notes, 2.50%, due 1/31/18	15,700,000	14,130
Wright Medical Group, Inc., Senior Unsecured Notes, 2.63%, due 12/1/14	10,535,000	9,613

Total Convertible Bonds (Cost $307,021)		300,684

Short-Term Investments (4.3%)	Number of Shares
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $100,329)	100,329,286	100,329

Total Investments## (99.8%) (Cost $2,177,226)		2,302,808
Cash, receivables and other assets, less liabilities‡‡ (0.2%)		5,186
Total Net Assets (100.0%)		$2,307,994

See Notes to Schedule of Investments

Schedule of Investments Focus Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	MetLife, Inc.	4.8%	6	EOG Resources	3.8%
2	Google Inc. Class A	4.7%	7	Cabot Oil & Gas	3.8%
3	Honeywell International	4.6%	8	Apple Inc.	3.7%
4	Target Corp.	4.2%	9	Cardinal Health	3.6%
5	Covidien PLC	4.1%	10	NiSource Inc.	3.6%

	Number of Shares	Value† (000's)z
Common Stocks (96.2%)
Aerospace & Defense (7.3%)
Boeing Co.	200,000	$14,990
Honeywell International	445,000	26,509
		41,499
Beverages (2.5%)
Coca-Cola Enterprises	485,000	14,017

Biotechnology (0.4%)
Amgen Inc.	35,000	2,378

Capital Markets (3.0%)
BlackRock, Inc.	87,500	17,413

Chemicals (1.0%)
Potash Corp. of Saskatchewan	120,000	5,586

Commercial Banks (3.0%)
Wells Fargo	550,000	17,210

Commercial Services & Supplies (1.8%)
Waste Connections	320,000	10,406

Computers & Peripherals (5.8%)
Apple Inc.*	39,000	21,155
SanDisk Corp.*	245,000	12,118
		33,273
Containers & Packaging (1.5%)
Silgan Holdings	195,000	8,291

Diversified Financial Services (3.0%)
J.P. Morgan Chase	435,000	17,069

Energy Equipment & Services (1.5%)
Halliburton Co.	235,000	8,599

Food Products (2.5%)
Sara Lee	705,000	14,276

Health Care Equipment & Supplies (4.1%)
Covidien PLC	445,000	23,251

Health Care Providers & Services (6.9%)
Cardinal Health	500,000	20,775
Express Scripts*	345,000	18,399
		39,174
Household Durables (2.8%)
Newell Rubbermaid	870,000	15,921

Household Products (2.3%)
Procter & Gamble	195,000	$13,166

Insurance (4.8%)
MetLife, Inc.	715,000	27,563

Internet Software & Services (4.7%)
Google Inc. Class A*	43,500	26,894

Leisure Equipment & Products (2.4%)
Mattel Inc.	430,000	13,949

Machinery (0.6%)
Cummins Inc.	27,000	3,255

Media (5.3%)
Comcast Corp. Class A Special	655,000	18,727
Walt Disney	270,000	11,337
		30,064
Metals & Mining (1.6%)
Freeport-McMoRan Copper & Gold	210,000	8,938
Multi-Utilities (3.6%)
NiSource Inc.	845,000	20,280
Multiline Retail (4.2%)
Target Corp.	420,000	23,810
Oil, Gas & Consumable Fuels (10.7%)
Cabot Oil & Gas	620,000	21,626
Denbury Resources*	900,000	17,919
EOG Resources	190,000	21,633
		61,178
Semiconductors & Semiconductor Equipment (2.9%)
Altera Corp.	360,000	13,842
Cymer, Inc.*	30,000	1,379
Intel Corp.	55,000	1,479
		16,700
Software (3.8%)
Activision Blizzard	885,000	10,576
Oracle Corp.	380,000	11,122
		21,698
Textiles, Apparel & Luxury Goods (2.2%)
Coach, Inc.	170,000	12,723
Total Common Stocks (Cost $493,339)		548,581

Short-Term Investments (3.3%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $18,669)	18,668,874	$18,669
Total Investments## (99.5%) (Cost $512,008)		567,250
Cash, receivables and other assets, less liabilities (0.5%)		2,998
Total Net Assets (100.0%)		$570,248

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Church & Dwight	2.8%	6 CLARCOR Inc.	2.0%
2	AptarGroup Inc.	2.7%	7 MICROS Systems	1.9%
3	Oceaneering International	2.5%	8 Solera Holdings	1.8%
4	Concho Resources	2.2%	9 Cabot Oil & Gas	1.7%
5	Compass Minerals International	2.1%	10 Wabtec Corp.	1.7%

	Number of Shares	Value† (000's)z
Common Stocks (94.5%)
Aerospace & Defense (0.1%)
American Science & Engineering	230,241	$16,739

Air Freight & Logistics (0.5%)
Forward Air^	1,746,600	58,808

Auto Components (0.6%)
Gentex Corp.	2,925,349	69,184

Beverages (0.8%)
Boston Beer Class A*^	967,419	91,440

Capital Markets (0.4%)
Eaton Vance	1,010,600	29,115
Waddell & Reed Financial Class A	736,461	23,243
		52,358
Chemicals (4.2%)
Balchem Corp.	1,389,335	37,859
Hawkins, Inc.	473,473	18,347
Innophos Holdings	817,075	41,164
Intrepid Potash*	3,530,399	89,284
LSB Industries*^	1,322,700	53,199
NewMarket Corp.	381,812	69,654
RPM International	2,509,444	59,900
Sensient Technologies^	3,642,819	134,748
Stepan Co.	21,100	1,845
		506,000
Commercial Banks (2.9%)
Bank of Hawaii	1,515,900	69,732
BOK Financial	1,024,094	54,973
Cullen/Frost Bankers	1,385,800	78,270
First Financial Bankshares	1,431,094	49,029
Westamerica Bancorp^	1,995,243	94,495
		346,499
Commercial Services & Supplies (4.9%)
Copart, Inc.*	2,692,131	134,014
Healthcare Services Group^	5,518,381	107,498
Ritchie Bros. Auctioneers	3,845,210	93,900
Rollins, Inc.	6,390,120	129,464
United Stationers^	4,316,141	$125,341
		590,217
Containers & Packaging (3.4%)
AptarGroup Inc.^	6,055,900	319,630
Silgan Holdings	1,998,983	84,997
		404,627
Distributors (0.5%)
Pool Corp.	1,714,290	62,400

Diversified Consumer Services (1.1%)
Hillenbrand, Inc.	2,422,096	55,636
Matthews International Class A	1,128,928	35,019
Strayer Education	435,902	44,852
		135,507
Electronic Equipment, Instruments & Components (1.2%)
Badger Meter	521,605	16,780
Trimble Navigation*	2,418,142	121,608
		138,388
Energy Equipment & Services (5.4%)
CARBO Ceramics^	1,702,600	156,043
Lufkin Industries^	1,698,020	135,230
Natural Gas Services Group*^	829,800	11,609
Oceaneering International	5,370,024	291,431
Pason Systems	3,329,915	48,900
		643,213
Food & Staples Retailing (1.7%)
North West	575,000	11,925
Ruddick Corp.^	4,774,967	195,582
		207,507
Food Products (1.9%)
Darling International*	1,601,200	25,603
Flowers Foods	3,031,600	58,025
J & J Snack Foods^	1,169,046	58,651
Lancaster Colony	1,203,156	78,410
		220,689
Gas Utilities (2.3%)
New Jersey Resources	1,980,200	$92,456
Northwest Natural Gas	849,900	38,900
Piedmont Natural Gas	760,100	24,627
South Jersey Industries	1,426,844	74,196
WGL Holdings	1,124,395	45,909
		276,088
Health Care Equipment & Supplies (5.9%)
Abaxis, Inc.*^	1,208,100	32,087
DENTSPLY International	1,851,200	71,605
Haemonetics Corp.*^	2,597,300	174,097
IDEXX Laboratories*	2,250,162	192,951
Meridian Bioscience^	2,920,297	52,624
Sirona Dental Systems*	2,119,426	105,759
West Pharmaceutical Services	1,682,529	69,993
		699,116
Health Care Providers & Services (4.5%)
AmSurg Corp.*^	1,703,534	44,513
Henry Schein*	2,319,540	171,692
Landauer, Inc.^	501,750	26,914
MWI Veterinary Supply*^	1,134,829	98,242
Owens & Minor	1,077,100	32,270
Patterson Companies	2,799,700	89,367
PSS World Medical*^	3,264,599	79,101
		542,099
Health Care Technology (0.8%)
Computer Programs and Systems	323,898	19,706
Quality Systems	1,860,010	79,739
		99,445

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Hotels, Restaurants & Leisure (0.6%)
Brinker International	2,684,100	$74,054
Household Durables (0.2%)
Leggett & Platt	1,212,200	27,432

Household Products (2.8%)
Church & Dwight	6,919,810	330,352

Industrial Conglomerates (1.0%)
Raven Industries^	1,792,176	112,997

Insurance (4.0%)
Brown & Brown	596,770	14,102
Hanover Insurance Group	606,584	24,761
Harleysville Group	1,355,726	76,748
HCC Insurance Holdings	1,213,500	37,060
Infinity Property & Casualty	196,900	10,796
Mercury General	283,030	12,136
RenaissanceRe Holdings	1,433,353	103,144
RLI Corp.^	1,525,507	106,877
Safety Insurance Group^	1,115,749	47,620
Validus Holdings	1,354,400	41,296
		474,540
IT Services (1.8%)
Forrester Research*^	1,839,253	59,279
Jack Henry & Associates	1,991,653	67,199
ManTech International Class A^	1,872,000	62,787
Syntel, Inc.	521,762	26,714
		215,979
Leisure Equipment & Products (1.4%)
Polaris Industries	2,593,520	171,328

Life Science Tools & Services (0.9%)
ICON PLCADR*^	3,750,000	79,425
Techne Corp.	419,700	30,046
		109,471
Machinery (10.4%)
AG Growth International^	1,367,500	49,492
Chart Industries*	92,912	6,354
CLARCOR Inc.^	4,779,422	241,217
Donaldson Co.	2,372,500	174,213
Douglas Dynamics	299,551	3,894
Graco Inc.	823,117	42,127
Industrea Ltd.^	33,639,519	31,928
Joy Global	200,400	17,427
Lincoln Electric Holdings	961,864	$44,428
Lindsay Corp.^	1,181,550	77,498
Nordson Corp.	2,779,508	152,790
Robbins & Myers	578,100	28,217
Tennant Co.	221,300	9,082
Toro Co.	819,094	55,485
Valmont Industries	989,604	109,915
Wabtec Corp.^	2,699,900	201,764
		1,245,831
Metals & Mining (3.9%)
Alamos Gold	5,791,600	107,261
Compass Minerals International^	3,562,100	256,649
Major Drilling Group International^	5,630,600	102,195
		466,105
Office Electronics (0.9%)
Zebra Technologies Class A*^	2,760,970	106,132
Oil, Gas & Consumable Fuels (9.5%)
Abraxas Petroleum*	4,509,900	18,130
Cabot Oil & Gas	5,979,000	208,548
Celtic Exploration*	535,300	9,753
Concho Resources*	2,480,392	265,005
Gulfport Energy*	2,653,600	89,214
Kodiak Oil & Gas*	4,526,037	43,857
Legacy Oil + Gas*	1,363,300	15,473
Legacy Oil + Gas*ñ	100,000	1,132
Northern Oil and Gas*	2,872,849	68,115
Oasis Petroleum*	2,193,080	70,332
Painted Pony Petroleum Class A*	2,240,900	19,951
Petrominerales Ltd.	1,456,128	26,968
Resolute Energy*	689,877	7,699
Sanchez Energy*	751,000	17,971
SM Energy	2,061,100	162,250
Southwestern Energy*	1,371,200	45,332
Vermilion Energy	1,309,700	64,437
		1,134,167
Professional Services (0.5%)
Exponent, Inc.*^	1,166,935	56,270

Road & Rail (0.1%)
Genesee & Wyoming Class A*	284,400	$16,899

Semiconductors & Semiconductor Equipment (1.3%)
GT Advanced Technologies*^	7,509,700	64,283
Hittite Microwave*	1,493,720	85,411
		149,694
Software (6.0%)
Blackbaud, Inc.^	3,764,403	118,767
Computer Modelling Group^	2,870,200	46,669
FactSet Research Systems	1,224,800	107,048
MICROS Systems*^	4,308,942	223,763
Solera Holdings^	4,498,053	215,907
		712,154
Specialty Retail (3.2%)
Hibbett Sports*^	1,845,669	90,346
Leon's Furniture	1,100,500	13,316
Sally Beauty Holdings*	5,174,459	123,152
Tractor Supply	1,785,741	152,627
		379,441
Thrifts & Mortgage Finance (0.7%)
BankUnited	350,900	8,081
Brookline Bancorp^	4,067,590	37,341
Capitol Federal Financial	706,352	8,257
Oritani Financial	2,059,000	26,829
		80,508
Trading Companies & Distributors (1.5%)
Applied Industrial Technologies	1,980,944	79,574
MSC Industrial Direct Class A	881,300	69,984
Richelieu Hardware	393,000	11,730
Watsco, Inc.	256,500	18,312
		179,600
Water Utilities (0.7%)
American States Water	840,811	30,992
Aqua America	2,302,535	51,140
		82,132
Total Common Stocks (Cost $6,772,957)		11,285,410

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Exchange Traded Funds (0.9%)
SPDR Gold Trust* (Cost $58,435)	616,050	$101,211

Short-Term Investments (4.5%)
State Street Institutional Treasury Money Market Fund Institutional Class	370,358,856	370,359
State Street Institutional Treasury Plus Fund Institutional Class^	166,124,779	166,125

Total Short-Term Investments (Cost $536,484)		536,484

Total Investments## (99.9%) (Cost $7,367,876)		11,923,105

Cash, receivables and other assets, less liabilities (0.1%)		13,245
Total Net Assets (100.0%)		$11,936,350

See Notes to Schedule of Investments

Schedule of Investments Global Equity Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Apple, Inc.	United States	Computers & Peripherals	2.4%
2	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.1%
3	Schneider Electric	France	Electrical Equipment	1.9%
4	CVS Caremark	United States	Food & Staples Retailing	1.9%
5	Experian PLC	United Kingdom	Professional Services	1.9%
6	American Tower	United States	Real Estate Investment Trusts	1.7%
7	Wal-Mart Stores	United States	Food & Staples Retailing	1.7%
8	Jupiter Telecommunications	Japan	Media	1.7%
9	SGS SA	Switzerland	Professional Services	1.6%
10	BG Group PLC ADR	United Kingdom	Oil, Gas & Consumable Fuels	1.5%

	Number of Shares	Value† (000's)z
Common Stocks (96.8%)

Australia (1.5%)
CSL Ltd.	1,010	$35
Iluka Resources	1,775	32
		67
Belgium (1.0%)
Anheuser-Busch InBev	681	46

Canada (5.5%)
Baytex Energy	570	33
Cenovus Energy	922	36
Goldcorp, Inc.	1,315	64
New Gold*	5,305	62
Silver Wheaton	1,310	50
		245
Chile (1.4%)
Sociedad Quimica y Minera de Chile ADR, B Shares	1,030	61

China (2.0%)
China Mobile	5,150	55
Dongfeng Motor Group, H Shares	17,100	33
		88
France (3.0%)
LVMH Moet Hennessy Louis Vuitton	300	51
Schneider Electric	1,236	84
		135
Germany (3.7%)
Deutsche Boerse	900	60
Fresenius Medical Care	623	43
Linde AG	377	63
		166
Japan (3.1%)
Jupiter Telecommunications	76	74
TOYOTA MOTOR	1,600	66
		140

Korea (2.0%)
Hyundai Mobis	180	$46
Shinhan Financial Group	1,100	42
		88
Netherlands (2.2%)
Koninklijke Ahold	3,236	45
Unilever NV	1,574	52
		97
Norway (0.9%)
DnB ASA	2,980	38

Singapore (0.7%)
United Overseas Bank	2,000	29

Sweden (1.0%)
Telefonaktiebolaget LM Ericsson, B Shares	4,470	45

Switzerland (4.4%)
Nestle SA	840	51
Novartis AG	570	31
Roche Holding	246	43
SGS SA	39	73
		198
United Kingdom (11.0%)
BG Group PLC ADR	2,850	68
BHP Billiton	1,280	42
Experian PLC	5,505	83
Rio Tinto ADR	690	39
Subsea 7*	2,465	59
Tullow Oil	1,925	45
Vodafone Group	35,241	95
Willis Group Holdings	1,685	61
		492
United States (53.4%)
3M Co.	615	54
Alliance Data Systems*	335	41
Altera Corp.	1,100	42
American Tower	1,225	77
Apple Inc.*	197	107
BlackRock, Inc.	258	51
Cabot Oil & Gas	1,100	38
Capital One Financial	675	$34
Cardinal Health	1,030	43
Celanese Corp.	905	43
Comcast Corp. Class A Special	1,970	56
Covidien PLC	1,260	66
CVS Caremark	1,865	84
Deere & Co.	420	35
Dow Chemical	940	32
Dun & Bradstreet	390	32
EMC Corp.*	1,700	47
EOG Resources	387	44
FMC Technologies*	995	50
Gilead Sciences*	800	36
Google Inc. Class A*	45	28
H.J. Heinz	780	41
IBM	337	66
Ingersoll-Rand PLC	1,480	59
Johnson & Johnson	870	57
Laboratory Corp. of America Holdings*	480	43
Lazard Ltd. Class A	1,705	52
McDonald's Corp.	445	44
MEDNAX, Inc.*	630	47
Microsoft Corp.	2,075	66
National Oilwell Varco	815	67
Occidental Petroleum	435	45
Oracle Corp.	1,570	46
Pall Corp.	1,010	64
QUALCOMM, Inc.	570	36
SanDisk Corp.*	950	47
Schlumberger Ltd.	585	45
Sealed Air	1,600	31
Symantec Corp.*	2,505	45
Time Warner	1,330	50
Union Pacific	285	31
United Technologies	690	58
UnitedHealth Group	885	49
Visa Inc. Class A	403	47
Wal-Mart Stores	1,280	76
Waste Connections	1,435	47
Waters Corp.*	385	35
Wells Fargo	1,460	46
		2,380
Total Common Stocks (Cost $4,245)		4,315

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Short-Term Investments (2.9%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $130)	129,873	$130

Total Investments## (99.7%) (Cost $4,375)		4,445

Cash, receivables and other assets, less liabilities (0.3%)		12

Total Net Assets (100.0%)		$4,457

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY GLOBAL EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Oil, Gas & Consumable Fuels	$309	6.9%
Metals & Mining	289	6.5%
Health Care Providers & Services	225	5.1%
Energy Equipment & Services	221	4.9%
Food & Staples Retailing	205	4.6%
Computers & Peripherals	201	4.5%
Chemicals	199	4.5%
Professional Services	188	4.2%
Media	180	4.0%
Machinery	158	3.6%
Software	157	3.5%
Commercial Banks	155	3.5%
IT Services	154	3.5%
Wireless Telecommunication Services	150	3.4%
Food Products	144	3.3%
Pharmaceuticals	131	2.9%
Capital Markets	103	2.3%
Automobiles	99	2.2%
Electrical Equipment	84	1.9%
Communications Equipment	81	1.8%
Real Estate Investment Trusts	77	1.7%
Biotechnology	71	1.6%
Health Care Equipment & Supplies	66	1.5%
Insurance	61	1.4%
Diversified Financial Services	60	1.3%
Aerospace & Defense	58	1.3%
Industrial Conglomerates	54	1.2%
Textiles, Apparel & Luxury Goods	51	1.1%
Commercial Services & Supplies	47	1.1%
Auto Components	46	1.0%
Beverages	46	1.0%
Hotels, Restaurants & Leisure	44	1.0%
Semiconductors & Semiconductor Equipment	42	0.9%
Life Science Tools & Services	35	0.8%
Consumer Finance	34	0.8%
Containers & Packaging	31	0.7%
Road & Rail	31	0.7%
Internet Software & Services	28	0.6%
Short-Term Investments and Other Assets—Net	142	3.2%
	$4,457	100.0%

See Notes to Schedule of Investments

Schedule of Investments Global Thematic Opportunities Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	First Tractor, H Shares	China	Machinery	2.8%
2	Beijing Enterprises Holdings	Hong Kong	Industrial Conglomerates	2.7%
3	Mongolian Mining	Japan	Metals & Mining	2.7%
4	Alpha Natural Resources	United States	Oil, Gas & Consumable Fuels	2.6%
5	Franklin Resources	United States	Capital Markets	2.5%
6	FANUC Corp.	Japan	Machinery	2.4%
7	Google Inc. Class A	United States	Internet Software & Services	2.4%
8	Valmont Industries	United States	Machinery	2.4%
9	Philip Morris International	United States	Tobacco	2.3%
10	Potash Corp. of Saskatchewan	Canada	Chemicals	2.3%

	Number of Shares	Value† (000's)z
Common Stocks (93.7%)

Australia (2.1%)
Treasury Wine Estates	205,000	$855

Brazil (2.2%)
All America Latina Logistica	157,000	910

Canada (7.9%)
Cenovus Energy	20,500	795
Goldcorp, Inc.	16,500	800
MEG Energy*	17,000	748
Potash Corp. of Saskatchewan	20,150	938
		3,281
Chile (1.8%)
Sociedad Quimica y Minera de Chile ADR, B Shares	13,000	769

China (8.9%)
Dah Chong Hong Holdings	640,000	904
ENN Energy Holdings	239,000	813
First Tractor, H Shares	975,000	1,144
Tsingtao Brewery, H Shares	153,000	826
		3,687
France (3.9%)
CFAO	20,500	805
Sanofi-Aventis ADR	22,300	826
		1,631
Hong Kong (2.7%)
Beijing Enterprises Holdings	176,000	1,119

India (1.8%)
Mahindra & Mahindra	53,000	766
Indonesia (4.1%)
ACE Hardware Indonesia	1,880,000	901
PT Adaro Energy Tbk	3,800,000	$809
		1,710

Japan (7.2%)
FANUC Corp.	5,600	1,015
Kubota Corp.	17,400	855
Mongolian Mining*	1,201,000	1,110
		2,980
Malaysia (1.9%)
Genting Berhad	102,500	363
Genting Malaysia Berhad	328,000	428
		791
Netherlands (1.9%)
Unilever NV	24,000	799

Philippines (1.7%)
Energy Development	5,472,000	698

Poland (2.2%)
Warsaw Stock Exchange	67,800	917

Singapore (1.5%)
Lippo-Mapletree Indonesia Retail Trust	2,006,000	634

South Africa (1.9%)
MTN Group	44,000	793

Spain (1.4%)
Bolsas y Mercados Espanoles	21,400	571

Switzerland (1.9%)
Novartis AG ADR	14,500	790

Taiwan, Province of China (1.1%)
HTC Corp.	20,000	450

Thailand (1.8%)
BEC World Public	513,000	750

United Kingdom (1.6%)
Lonrho PLC*	3,794,000	679

United States (32.2%)
Adecoagro SA*	91,000	$827
Alpha Natural Resources*	58,000	1,077
BlackRock, Inc.	4,700	935
Boeing Co.	11,300	847
Cypress Semiconductor	51,300	885
FMC Technologies*	15,000	756
Franklin Resources	8,800	1,037
Google Inc. Class A*	1,620	1,002
Honeywell International	14,700	876
Invesco Ltd.	35,000	867
Lazard Ltd. Class A	14,000	426
Lindsay Corp.	8,500	558
Philip Morris International	11,300	944
Range Resources	9,300	592
United Parcel Service Class B	9,700	746
Valmont Industries	8,800	977
		13,352
Total Common Stocks (Cost $37,841)		38,932

Exchange Traded Funds (1.9%)
Market Vectors Junior Gold Miners (Cost $821)	28,000	782

Short-Term Investments (5.7%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $2,352)	2,351,965	2,352

Total Investments## (101.3%) (Cost $41,014)		42,066

Liabilities, less cash, receivables and other assets [(1.3%)]		(553)

Total Net Assets (100.0%)		$41,513

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY GLOBAL THEMATIC OPPORTUNITIES FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Machinery	$4,549	11.0%
Oil, Gas & Consumable Fuels	3,429	8.2%
Capital Markets	3,265	7.9%
Metals & Mining	1,910	4.6%
Industrial Conglomerates	1,798	4.3%
Aerospace & Defense	1,723	4.1%
Distributors	1,709	4.1%
Chemicals	1,707	4.1%
Beverages	1,681	4.1%
Food Products	1,626	3.9%
Pharmaceuticals	1,616	3.9%
Diversified Financial Services	1,488	3.6%
Internet Software & Services	1,002	2.4%
Tobacco	944	2.3%
Road & Rail	910	2.2%
Specialty Retail	901	2.2%
Semiconductors & Semiconductor Equipment	885	2.1%
Gas Utilities	813	2.0%
Wireless Telecommunication Services	793	1.9%
Hotels, Restaurants & Leisure	791	1.9%
Exchange Traded Funds	782	1.9%
Automobiles	766	1.8%
Energy Equipment & Services	756	1.8%
Media	750	1.8%
Air Freight & Logistics	746	1.8%
Independent Power Producers & Energy Traders	698	1.7%
Real Estate Investment Trusts	634	1.5%
Oil & Gas Exploration & Production	592	1.4%
Communications Equipment	450	1.1%
Short-Term Investments and Other Assets—Net	1,799	4.4%
	$41,513	100.0%

See Notes to Schedule of Investments

Schedule of Investments Guardian Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Danaher Corp.	4.7%
2	Texas Instruments	4.4%
3	Progressive Corp.	4.3%
4	Google Inc. Class A	4.3%
5	BG Group	4.2%
6	Altera Corp.	4.2%
7	Newfield Exploration	4.1%
8	Procter & Gamble	3.9%
9	Schlumberger Ltd.	3.8%
10	Scripps Networks Interactive Class A	3.8%

	Number of Shares	Value† (000's)z
Common Stocks (96.7%)
Beverages (5.5%)
Anheuser-Busch InBev ADR	553,450	$37,219
Coca-Cola	395,500	27,630
		64,849
Capital Markets (7.0%)
BlackRock, Inc.	205,750	40,944
Charles Schwab	2,584,180	35,869
Lazard Ltd. Class A	193,700	5,900
		82,713
Chemicals (2.0%)
Ecolab Inc.	381,125	22,867

Commercial Services & Supplies (2.7%)
Republic Services	1,078,250	32,164

Consumer Finance (2.0%)
American Express	444,315	23,500

Electronic Equipment, Instruments & Components (5.6%)
Anixter International*	470,735	32,735
National Instruments	1,265,371	33,659
		66,394
Energy Equipment & Services (6.3%)
Cameron International*	535,725	29,845
Schlumberger Ltd.	574,105	44,557
		74,402
Food Products (2.8%)
McCormick & Company	663,084	33,453

Health Care Equipment & Supplies (6.7%)
C.R. Bard	466,500	43,674
Covidien PLC	672,210	35,123
		78,797
Household Products (3.9%)
Procter & Gamble	681,975	46,047

Industrial Conglomerates (7.9%)
3M Co.	424,875	$37,219
Danaher Corp.	1,053,379	55,650
		92,869
Industrial Gases (1.9%)
Praxair, Inc.	204,381	22,278

Insurance (4.3%)
Progressive Corp.	2,353,150	50,404

Internet Software & Services (4.3%)
Google Inc. Class A*	80,820	49,967

IT Services (2.4%)
MasterCard, Inc. Class A	68,275	28,675

Machinery (0.9%)
Pall Corp.	166,228	10,547

Media (5.8%)
Comcast Corp. Class A Special	849,325	24,282
Scripps Networks Interactive Class A	980,635	44,325
		68,607
Multiline Retail (3.0%)
Target Corp.	611,850	34,686

Oil, Gas & Consumable Fuels (8.3%)
BG Group	2,057,894	49,682
Newfield Exploration*	1,327,450	47,788
		97,470
Pharmaceuticals (2.8%)
Roche Holding	191,919	33,411

Semiconductors & Semiconductor Equipment (8.6%)
Altera Corp.	1,279,274	49,188
Texas Instruments	1,557,325	51,937
		101,125
Trading Companies & Distributors (2.0%)
W.W. Grainger	114,360	23,756

Total Common Stocks (Cost $899,024)		1,138,981

Short-Term Investments (1.9%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $22,767)	22,767,482	$22,767

Total Investments## (98.6%) (Cost $921,791)		1,161,748

Cash, receivables and other assets, less liabilities (1.4%)		16,673

Total Net Assets (100.0%)		$1,178,421

See Notes to Schedule of Investments

Schedule of Investments International Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.3%
2	Sulzer AG	Switzerland	Machinery	1.9%
3	Sodexo	France	Hotels, Restaurants & Leisure	1.9%
4	Jupiter Telecommunications	Japan	Media	1.8%
5	Nutreco NV	Netherlands	Food Products	1.6%
6	Roche Holding	Switzerland	Pharmaceuticals	1.6%
7	Brenntag AG	Germany	Trading Companies & Distributors	1.5%
8	TOYOTA MOTOR	Japan	Automobiles	1.5%
9	SGS SA	Switzerland	Professional Services	1.5%
10	Fresenius Medical Care	Germany	Health Care Providers & Services	1.5%

	Number of Shares	Value† (000's)z
Common Stocks (98.0%)
Australia (1.8%)
CSL Ltd.	87,210	$3,066
Imdex Ltd.	624,870	1,796
		4,862
Belgium (1.6%)
Anheuser-Busch InBev	28,784	1,934
Colruyt SA	60,880	2,386
		4,320
Canada (10.0%)
Cenovus Energy	40,833	1,587
Corus Entertainment, B Shares	143,978	3,182
Goldcorp, Inc.	73,100	3,544
MacDonald, Dettwiler & Associates	51,820	2,323
Neo Material Technologies*	273,300	2,406
New Gold*	274,700	3,209
Peyto Exploration & Development	129,900	2,426
Potash Corp. of Saskatchewan	65,706	3,057
Silver Wheaton	83,900	3,212
Vermilion Energy	46,562	2,290
		27,236
Chile (1.1%)
Sociedad Quimica y Minera de Chile ADR, B Shares	50,980	3,017

China (2.3%)
China Liansu Group Holdings	2,767,600	1,841
China Mobile ADR	48,465	2,569
Dongfeng Motor Group, H Shares	1,000,500	1,953
		6,363

Denmark (3.1%)
Novo Nordisk A/S Class B	25,469	$3,571
Sydbank A/S	115,290	2,215
Tryg A/S	48,700	2,609
		8,395
France (7.0%)
Alcatel-Lucent*	1,522,379	3,817
Arkema SA	26,765	2,453
CFAO	76,030	2,988
Eutelsat Communications	58,501	2,182
LVMH Moet Hennessy Louis Vuitton	14,545	2,447
Sodexo	67,745	5,214
		19,101
Germany (6.7%)
Brenntag AG	35,925	4,188
Deutsche Boerse	56,512	3,747
Deutsche Telekom	184,635	2,155
Fresenius Medical Care	57,723	4,044
Linde AG	23,364	3,885
NORMA Group*	5,000	125
		18,144
Ireland (0.6%)
DCC PLC	66,141	1,698

Japan (14.0%)
BRIDGESTONE Corp.	85,800	2,065
Brother Industries	111,800	1,445
Circle K Sunkus	180,800	3,943
Jupiter Telecommunications	5,165	5,032
KANSAI PAINT	282,500	2,669
KDDI Corp.	455	2,888
Kenedix Realty Investment	736	2,535
Nihon Kohden	135,500	3,474
NTT DOCOMO	1,430	2,442
PIGEON Corp.	45,400	$1,597
SMC Corp.	15,000	2,558
Sundrug Co.	116,500	3,342
TOYOTA MOTOR	100,000	4,127
		38,117
Korea (3.4%)
Hyundai Mobis	14,222	3,623
Samsung Electronics	2,859	3,082
Shinhan Financial Group	66,295	2,566
		9,271
Netherlands (6.7%)
Akzo Nobel	42,000	2,382
Imtech NV	97,990	3,283
Koninklijke Ahold	234,789	3,247
Nutreco NV	58,130	4,357
Sligro Food Group	33,439	1,035
Unilever NV	120,429	4,000
		18,304
Norway (2.1%)
DnB ASA	215,090	2,761
ProSafe SE	329,940	2,893
		5,654
Russia (0.4%)
NovaTek OAO GDR	8,675	1,259

Singapore (0.8%)
United Overseas Bank	154,000	2,223

Sweden (3.1%)
Axfood AB	35,345	1,331
Elekta AB, B Shares	71,370	3,344
Nordea Bank	138,705	1,337
Telefonaktiebolaget LM Ericsson, B Shares	235,590	2,366
		8,378
See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Switzerland (11.3%)
Bucher Industries	14,033	$2,989
Credit Suisse Group*	77,557	2,084
Givaudan SA*	3,620	3,419
Nestle SA	51,797	3,166
Novartis AG	45,461	2,477
Roche Holding	24,698	4,300
SGS SA	2,181	4,086
Sika AG	1,368	2,979
Sulzer AG	36,621	5,258
		30,758
Turkey (0.5%)
Sinpas Gayrimenkul Yatirim Ortakligi	1,844,861	1,329

United Kingdom (21.5%)
Amlin PLC	558,689	3,123
Avanti Communications Group*	74,683	300
BG Group	148,590	3,587
BHP Billiton	60,910	1,974
Bunzl PLC	238,167	3,645
Chemring Group	480,180	3,352
Diploma PLC	250,095	1,580
Experian PLC	233,306	3,509
Fidessa Group	54,364	1,436
ICAP PLC	213,900	1,310
Informa PLC	304,466	2,099
Mitie Group	841,534	3,561
Petrofac Ltd.	90,350	2,287
Reed Elsevier	309,683	2,712
Rio Tinto ADR	38,600	2,198
RPS GroupÑ	894,896	3,221
Subsea 7*	127,238	3,057
Synergy Health	185,888	2,509
Tullow Oil	125,586	2,947
Vodafone Group	2,309,054	6,221
Willis Group Holdings	106,100	3,807
		58,435
Total Common Stocks (Cost $224,868)		266,864

Preferred Stocks (0.0%)

Brazil (0.0%)
Refinaria de Petroleo IpirangaÑ*^^ (Cost $8)	19,056	11

Rights (0.0%)

Belgium (0.0%)
Anheuser-Busch InBev VVPR Strip* (Cost $0)	177,256	0

Short-Term Investments (1.6%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $4,289)	4,288,539	$4,289

Total Investments## (99.6%) (Cost $229,165)		271,164

Cash, receivables and other assets, less liabilities (0.4%)		1,067

Total Net Assets (100.0%)		$272,231

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Chemicals	$26,267	9.6%
Metals & Mining	15,933	5.9%
Food & Staples Retailing	15,284	5.6%
Media	15,207	5.6%
Wireless Telecommunication Services	14,120	5.2%
Oil, Gas & Consumable Fuels	14,107	5.2%
Food Products	11,523	4.2%
Commercial Banks	11,102	4.1%
Machinery	10,930	4.0%
Pharmaceuticals	10,348	3.8%
Insurance	9,539	3.5%
Energy Equipment & Services	8,237	3.0%
Trading Companies & Distributors	7,833	2.9%
Professional Services	7,595	2.8%
Health Care Equipment & Supplies	6,818	2.5%
Commercial Services & Supplies	6,782	2.5%
Health Care Providers & Services	6,553	2.4%
Communications Equipment	6,183	2.3%
Automobiles	6,080	2.2%
Auto Components	5,688	2.1%
Hotels, Restaurants & Leisure	5,214	1.9%
Real Estate Investment Trusts	3,864	1.4%
Software	3,759	1.4%
Diversified Financial Services	3,747	1.4%
Capital Markets	3,393	1.3%
Aerospace & Defense	3,352	1.2%
Construction & Engineering	3,283	1.2%
Semiconductors & Semiconductor Equipment	3,082	1.1%
Biotechnology	3,066	1.1%
Distributors	2,988	1.1%
Diversified Telecommunication Services	2,455	0.9%
Textiles, Apparel & Luxury Goods	2,447	0.9%
Beverages	1,934	0.7%
Building Products	1,841	0.7%
Industrial Conglomerates	1,699	0.6%
Household Products	1,597	0.6%
Electronic Equipment, Instruments & Components	1,580	0.6%
Office Electronics	1,445	0.5%
Short-Term Investments and Other Assets—Net	5,356	2.0%
	$272,231	100.0%

See Notes to Schedule of Investments

Schedule of Investments International Institutional Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.3%
2	Sulzer AG	Switzerland	Machinery	1.9%
3	Sodexo	France	Hotels, Restaurants & Leisure	1.9%
4	Jupiter Telecommunications	Japan	Media	1.8%
5	Nutreco NV	Netherlands	Food Products	1.6%
6	Roche Holding	Switzerland	Pharmaceuticals	1.6%
7	Brenntag AG	Germany	Trading Companies & Distributors	1.5%
8	TOYOTA MOTOR	Japan	Automobiles	1.5%
9	SGS SA	Switzerland	Professional Services	1.5%
10	Fresenius Medical Care	Germany	Health Care Providers & Services	1.5%

	Number of Shares	Value† (000's)z
Common Stocks (96.7%)
Australia (1.8%)
CSL Ltd.	133,915	$4,708
Imdex Ltd.	959,510	2,758
		7,466
Belgium (1.6%)
Anheuser-Busch InBev	44,201	2,969
Colruyt SA	93,485	3,664
		6,633
Canada (9.9%)
Cenovus Energy	62,732	2,438
Corus Entertainment, B Shares	221,118	4,887
Goldcorp, Inc.	112,200	5,440
MacDonald, Dettwiler & Associates	79,627	3,569
Neo Material Technologies*	419,600	3,694
New Gold*	421,900	4,929
Peyto Exploration & Development	199,500	3,726
Potash Corp. of Saskatchewan	100,872	4,693
Silver Wheaton	128,800	4,931
Vermilion Energy	71,382	3,510
		41,817
Chile (1.1%)
Sociedad Quimica y Minera de Chile ADR, B Shares	78,205	4,628

China (2.3%)
China Liansu Group Holdings	4,250,600	2,828
China Mobile ADR	74,370	3,942
Dongfeng Motor Group, H Shares	1,518,000	2,963
		9,733

Denmark (3.0%)
Novo Nordisk A/S Class B	39,111	$5,484
Sydbank A/S	177,031	3,401
Tryg A/S	74,782	4,007
		12,892
France (6.9%)
Alcatel-Lucent*	2,337,321	5,861
Arkema SA	41,095	3,766
CFAO	116,745	4,588
Eutelsat Communications	87,908	3,278
LVMH Moet Hennessy Louis Vuitton	22,335	3,758
Sodexo	104,025	8,007
		29,258
Germany (6.6%)
Brenntag AG	55,165	6,431
Deutsche Boerse	86,775	5,754
Deutsche Telekom	283,515	3,309
Fresenius Medical Care	88,637	6,209
Linde AG	35,875	5,965
NORMA Group*	7,800	195
		27,863
Ireland (0.6%)
DCC PLC	101,561	2,608

Japan (13.8%)
BRIDGESTONE Corp.	132,000	3,176
Brother Industries	172,400	2,229
Circle K Sunkus	271,700	5,926
Jupiter Telecommunications	7,931	7,727
KANSAI PAINT	434,100	4,101
KDDI Corp.	699	4,437
Kenedix Realty Investment	1,127	3,882
Nihon Kohden	208,000	5,333
NTT DOCOMO	2,195	3,748
PIGEON Corp.	69,700	$2,451
SMC Corp.	23,100	3,939
Sundrug Co.	178,800	5,129
TOYOTA MOTOR	153,800	6,348
		58,426
Korea (3.4%)
Hyundai Mobis	21,835	5,563
Samsung Electronics	4,391	4,733
Shinhan Financial Group	101,800	3,940
		14,236
Netherlands (6.6%)
Akzo Nobel	64,493	3,658
Imtech NV	150,465	5,041
Koninklijke Ahold	360,531	4,986
Nutreco NV	89,259	6,690
Sligro Food GroupÑ	51,351	1,590
Unilever NV	184,925	6,142
		28,107
Norway (2.0%)
DnB ASA	330,279	4,240
ProSafe SE	506,640	4,441
		8,681
Russia (0.4%)
NovaTek OAO GDR	13,320	1,933

Singapore (0.8%)
United Overseas Bank	237,000	3,421

Sweden (3.0%)
Axfood AB	54,275	2,044
Elekta AB, B Shares	109,595	5,134
Nordea Bank	212,990	2,054
Telefonaktiebolaget LM Ericsson, B Shares	361,755	3,633
		12,865
See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Switzerland (11.2%)
Bucher Industries	21,550	$4,590
Credit Suisse Group*	119,097	3,200
Givaudan SA*	5,556	5,248
Nestle SA	79,536	4,862
Novartis AG	69,806	3,803
Roche Holding	37,924	6,602
SGS SA	3,354	6,284
Sika AG	2,103	4,579
Sulzer AG	56,232	8,074
		47,242
Turkey (0.5%)
Sinpas Gayrimenkul Yatirim Ortakligi	2,832,846	2,041

United Kingdom (21.2%)
Amlin PLC	857,884	4,796
Avanti Communications Group*	112,372	451
BG Group	228,165	5,508
BHP Billiton	93,530	3,032
Bunzl PLC	365,714	5,597
Chemring Group	737,335	5,147
Diploma PLC	384,030	2,425
Experian PLC	358,251	5,389
Fidessa Group	83,480	2,205
ICAP PLC	324,100	1,984
Informa PLC	467,518	3,224
Mitie Group	1,291,144	5,464
Petrofac Ltd.	138,735	3,512
Reed Elsevier	475,531	4,165
Rio Tinto ADR	59,200	3,370
RPS GroupÑ	1,374,143	4,945
Subsea 7*	195,379	4,695
Synergy HealthÑ	285,435	3,853
Tullow Oil	192,842	4,525
Vodafone Group	3,535,914	9,526
Willis Group Holdings	163,000	5,848
		89,661
Total Common Stocks (Cost $383,315)		409,511

Rights (0.0%)

Belgium (0.0%)
Anheuser-Busch InBev VVPR Strip* (Cost $0)	125,976	0

Short-Term Investments (2.4%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $10,027)	10,026,670	$10,027

Total Investments## (99.1%) (Cost $393,342)		419,538
Cash, receivables and other assets, less liabilities (0.9%)		3,612

Total Net Assets (100.0%)		$423,150

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL INSTITUTIONAL FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Chemicals	$40,332	9.5%
Metals & Mining	24,460	5.8%
Food & Staples Retailing	23,339	5.5%
Media	23,281	5.5%
Wireless Telecommunication Services	21,653	5.1%
Oil, Gas & Consumable Fuels	21,640	5.1%
Food Products	17,694	4.2%
Commercial Banks	17,056	4.0%
Machinery	16,798	4.0%
Pharmaceuticals	15,889	3.7%
Insurance	14,651	3.5%
Energy Equipment & Services	12,648	3.0%
Trading Companies & Distributors	12,028	2.8%
Professional Services	11,673	2.7%
Health Care Equipment & Supplies	10,467	2.5%
Commercial Services & Supplies	10,409	2.4%
Health Care Providers & Services	10,062	2.4%
Communications Equipment	9,494	2.2%
Automobiles	9,311	2.2%
Auto Components	8,739	2.1%
Hotels, Restaurants & Leisure	8,007	1.9%
Real Estate Investment Trusts	5,923	1.4%
Software	5,774	1.4%
Diversified Financial Services	5,754	1.4%
Capital Markets	5,184	1.2%
Aerospace & Defense	5,147	1.2%
Construction & Engineering	5,041	1.2%
Semiconductors & Semiconductor Equipment	4,733	1.1%
Biotechnology	4,708	1.1%
Distributors	4,588	1.1%
Diversified Telecommunication Services	3,760	0.9%
Textiles, Apparel & Luxury Goods	3,758	0.9%
Beverages	2,969	0.7%
Building Products	2,828	0.7%
Industrial Conglomerates	2,608	0.6%
Household Products	2,451	0.6%
Electronic Equipment, Instruments & Components	2,425	0.6%
Office Electronics	2,229	0.5%
Short-Term Investments and Other Assets—Net	13,639	3.3%
	$423,150	100.0%

See Notes to Schedule of Investments

Schedule of Investments International Large Cap Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

			Country	Industry
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.4%
2	SGS SA	Switzerland	Professional Services	2.2%
3	Sulzer AG	Switzerland	Machinery	2.2%
4	Schneider Electric	France	Electrical Equipment	2.1%
5	Jupiter Telecommunications	Japan	Media	2.0%
6	Sodexo	France	Hotels, Restaurants & Leisure	2.0%
7	Roche Holding	Switzerland	Pharmaceuticals	2.0%
8	Experian PLC	United Kingdom	Professional Services	1.9%
9	Deutsche Boerse	Germany	Diversified Financial Services	1.9%
10	Novo Nordisk A/S Class B	Denmark	Pharmaceuticals	1.8%

	Number of Shares	Value† (000's)z
Common Stocks (98.4%)

Australia (1.4%)
CSL Ltd.	77,045	$2,708

Belgium (2.2%)
Anheuser-Busch InBev	31,937	2,145
Colruyt SA	55,730	2,185
		4,330
Canada (8.3%)
Cenovus Energy	41,440	1,611
Goldcorp, Inc.	53,900	2,613
New Gold*	202,600	2,367
Peyto Exploration & Development	96,500	1,802
Potash Corp. of Saskatchewan	58,430	2,718
Precision Drilling*	81,400	986
Silver Wheaton	62,500	2,393
Vermilion Energy	43,118	2,120
		16,610
Chile (1.1%)
Sociedad Quimica y Minera de Chile ADR, B Shares	37,745	2,234

China (2.2%)
China Mobile ADR	45,315	2,402
Dongfeng Motor Group, H Shares	978,800	1,911
		4,313
Denmark (4.2%)
Jyske Bank*	60,015	2,153
Novo Nordisk A/S Class B	26,111	3,661
Tryg A/S	46,220	2,477
		8,291
France (8.2%)
Alcatel-Lucent*	1,242,258	3,115
Arkema SA	13,475	1,235
Eutelsat Communications	55,091	$2,054
LVMH Moet Hennessy Louis Vuitton	10,860	1,828
Schneider Electric	62,304	4,234
Sodexo	51,195	3,940
		16,406
Germany (9.1%)
Brenntag AG	27,135	3,163
Deutsche Boerse	55,907	3,707
Deutsche Telekom	172,925	2,018
Fresenius Medical Care	51,610	3,616
Linde AG	18,135	3,015
SAP AG ADR	37,185	2,514
		18,033
Japan (9.7%)
BRIDGESTONE Corp.	83,900	2,019
Brother Industries	63,300	819
Jupiter Telecommunications	4,153	4,046
KANSAI PAINT	209,500	1,979
KDDI Corp.	437	2,774
NTT DOCOMO	1,320	2,254
SMC Corp.	14,000	2,387
TOYOTA MOTOR	73,300	3,025
		19,303
Korea (4.1%)
Hyundai Mobis	12,077	3,077
Samsung Electronics	2,889	3,114
Shinhan Financial Group	49,155	1,902
		8,093
Malaysia (0.9%)
Axiata Group	1,034,800	1,786

Netherlands (5.9%)
Akzo Nobel	48,850	2,771
Imtech NV	72,380	2,425
Koninklijke Ahold	217,985	$3,014
Unilever NV	108,616	3,608
		11,818
Norway (1.0%)
DnB ASA	159,758	2,051

Russia (0.5%)
NovaTek OAO GDR	6,470	939

Singapore (0.8%)
United Overseas Bank	113,000	1,631

Sweden (3.4%)
Elekta AB, B Shares	65,105	3,050
Nordea Bank	160,635	1,549
Telefonaktiebolaget LM Ericsson, B Shares	217,335	2,183
		6,782
Switzerland (13.0%)
Credit Suisse Group*	70,076	1,883
Givaudan SA*	3,801	3,590
Nestle SA	48,558	2,968
Novartis AG	42,451	2,313
Roche Holding	22,431	3,905
SGS SA	2,312	4,332
Sika AG	1,236	2,691
Sulzer AG	30,101	4,322
		26,004
United Kingdom (22.4%)
Amlin PLC	494,878	2,767
BG Group	132,990	3,211
BHP Billiton	44,735	1,450
Bunzl PLC	221,672	3,393
Cairn Energy*	176,900	969
Experian PLC	254,939	3,835
ICAP PLC	235,100	1,439
Informa PLC	385,644	2,659
Petrofac Ltd.	88,390	2,237
Reed Elsevier	300,505	2,632

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Rio Tinto ADR	37,700	$2,146
Sage Group	487,005	2,406
Subsea 7*	117,170	2,815
Tesco PLC	475,474	2,391
Tullow Oil	124,571	2,923
Vodafone Group	1,780,588	4,797
Willis Group Holdings	74,400	2,669
		44,739
Total Common Stocks (Cost $176,396)		196,071

Rights (0.0%)

Belgium (0.0%)
Anheuser-Busch InBev VVPR Strip* (Cost $0)	63,890	0

Short-Term Investments (1.6%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $3,238)	3,238,059	3,238

Total Investments## (100.0%) (Cost $179,634)		199,309

Cash, receivables and other assets, less liabilities (0.0%)		1

Total Net Assets (100.0%)		$199,310

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL LARGE CAP FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Chemicals	$20,233	10.1%
Wireless Telecommunication Services	14,013	7.0%
Oil, Gas & Consumable Fuels	13,575	6.8%
Media	11,391	5.7%
Metals & Mining	10,969	5.5%
Pharmaceuticals	9,879	5.0%
Commercial Banks	9,286	4.7%
Professional Services	8,167	4.1%
Insurance	7,913	4.0%
Food & Staples Retailing	7,590	3.8%
Machinery	6,709	3.4%
Food Products	6,576	3.3%
Trading Companies & Distributors	6,556	3.3%
Energy Equipment & Services	6,038	3.0%
Communications Equipment	5,298	2.7%
Auto Components	5,096	2.5%
Automobiles	4,936	2.5%
Software	4,920	2.5%
Electrical Equipment	4,234	2.1%
Hotels, Restaurants & Leisure	3,940	2.0%
Diversified Financial Services	3,707	1.9%
Health Care Providers & Services	3,616	1.8%
Capital Markets	3,322	1.6%
Semiconductors & Semiconductor Equipment	3,114	1.6%
Health Care Equipment & Supplies	3,050	1.5%
Biotechnology	2,708	1.4%
Construction & Engineering	2,425	1.2%
Beverages	2,145	1.1%
Diversified Telecommunication Services	2,018	1.0%
Textiles, Apparel & Luxury Goods	1,828	0.9%
Office Electronics	819	0.4%
Short-Term Investments and Other Assets—Net	3,239	1.6%
	$199,310	100.0%

See Notes to Schedule of Investments

Schedule of Investments Intrinsic Value Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	CoreLogic, Inc.	2.2%
2	Lender Processing Services	2.2%
3	Crown Holdings	2.2%
4	KBR, Inc.	2.1%
5	Avery Dennison	2.1%
6	Charles River Laboratories International	2.1%
7	Sealed Air	2.0%
8	Constellation Brands Class A	2.0%
9	Ryder System	2.0%
10	Brocade Communications	1.9%

	Number of Shares	Value† (000's)z
Common Stocks (96.7%)

Aerospace & Defense (7.0%)
Aerovironment Inc.*	23,500	$669
Ceradyne, Inc.*	71,655	2,215
Spirit Aerosystems Holdings Class A*	103,600	2,482
Teledyne Technologies*	40,352	2,405
Textron Inc.	93,839	2,582
		10,353
Beverages (2.0%)
Constellation Brands Class A*	134,536	2,938

Chemicals (3.0%)
Chemtura Corp.*	150,100	2,329
Cytec Industries	35,600	2,117
		4,446
Commercial Banks (9.2%)
City National	15,200	715
Comerica Inc.	76,874	2,283
First Niagara Financial Group	232,100	2,219
Huntington Bancshares	369,500	2,160
TCF Financial	203,000	2,188
Texas Capital Bancshares*	60,500	2,050
Umpqua Holdings	167,400	2,062
		13,677
Commercial Services & Supplies (3.6%)
Avery Dennison	102,236	3,118
Covanta Holding	134,600	2,198
		5,316
Communications Equipment (7.3%)
Arris Group*	202,269	2,304
Brocade Communications*	493,359	2,852
Ciena Corp.*	136,783	2,041
Comverse Technology*	111,358	715
Infinera Corp.*	233,600	1,859
Sierra Wireless*	133,174	1,027
		10,798

Construction & Engineering (2.1%)
KBR, Inc.	86,600	$3,145

Containers & Packaging (4.2%)
Crown Holdings*	88,000	3,253
Sealed Air	152,258	2,989
		6,242
Electrical Equipment (0.7%)
Hubbell Inc., Class B	14,750	1,110

Electronic Equipment, Instruments & Components (4.2%)
CTS Corp.	119,755	1,192
Dolby Laboratories Class A*	32,300	1,230
Itron, Inc.*	48,120	2,137
LeCroy Corp.*	80,300	735
Mercury Computer Systems*	68,260	981
		6,275
Energy Equipment & Services (2.9%)
ION Geophysical*	257,917	1,847
TETRA Technologies*	263,092	2,391
		4,238
Health Care Equipment & Supplies (0.5%)
Symmetry Medical*	104,300	755

Health Care Providers & Services (0.9%)
Chemed Corp.	21,225	1,312

Hotels, Restaurants & Leisure (2.8%)
Scientific Games*	241,714	2,540
Wendy's Co.	323,000	1,638
		4,178
Independent Power Producers & Energy Traders (2.7%)
GenOn Energy*	785,900	1,933
Ormat Technologies	106,256	2,151
		4,084
Internet Software & Services (1.9%)
Digital River*	110,963	1,958
Keynote Systems	46,296	921
		2,879

IT Services (9.3%)
Acxiom Corp.*	165,200	$2,319
Convergys Corp.*	172,900	2,227
CoreLogic, Inc.*	215,711	3,318
DST Systems	49,019	2,598
Lender Processing Services	149,100	3,286
		13,748
Life Science Tools & Services (3.9%)
Affymetrix, Inc.*	221,800	925
Cambrex Corp.*	254,238	1,693
Charles River Laboratories International*	88,271	3,101
		5,719
Machinery (7.8%)
ESCO Technologies	70,685	2,530
ITT Corp.	66,900	1,669
Manitowoc Co.	115,700	1,821
Navistar International*	57,185	2,389
Pall Corp.	39,100	2,481
Twin Disc	22,700	726
		11,616
Marine (0.8%)
Danaos Corp.*	269,091	1,149

Professional Services (1.1%)
FTI Consulting*	39,400	1,579

Road & Rail (2.0%)
Ryder System	54,704	2,912
Semiconductors & Semiconductor Equipment (5.9%)
Alliance Semiconductor*	85,470	10
FormFactor Inc.*	180,900	924
Freescale Semiconductor Holdings*	71,300	1,150
Ikanos Communications*	194,466	146
MEMC Electronic Materials*	309,559	1,217
Spansion, Inc. Class A*	124,440	1,593
Standard Microsystems*	61,800	1,581
Ultratech, Inc.*	78,594	2,139
		8,760

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Software (5.6%)
Accelrys Inc.*	180,463	$1,433
Cadence Design Systems*	187,807	2,211
Rovi Corp.*	26,700	947
SeaChange International*	151,626	1,037
Verint Systems*	98,405	2,705
		8,333
Specialty Retail (4.9%)
Chico's FAS	127,000	1,906
OfficeMax Inc.*	450,965	2,526
PEP Boys-Manny, Moe & Jack	85,101	1,280
RadioShack Corp.	146,100	1,036
Talbots, Inc.*	167,000	494
		7,242
Thrifts & Mortgage Finance (0.4%)
BankUnited	27,800	640

Total Common Stocks (Cost $133,799)		143,444

Rights (0.0%)

Biotechnology (0.0%)
Pharmacopeia Drug Discovery CVR*^^ (Cost $0)	136,250	0

Short-Term Investments (4.1%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $6,073)	6,073,142	6,073

Total Investments## (100.8%) (Cost $139,872)		149,517

Liabilities, less cash, receivables and other assets [(0.8%)]		(1,122)

Total Net Assets (100.0%)		$148,395

See Notes to Schedule of Investments

Schedule of Investments Large Cap Disciplined Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Apple Inc.	10.1%
2	Google Inc. Class A	3.3%
3	Oracle Corp.	3.1%
4	Monsanto Co.	2.8%
5	Schlumberger Ltd.	2.4%
6	Microsoft Corp.	2.2%
7	Precision Castparts	2.1%
8	Philip Morris International	2.1%
9	Coca-Cola	2.0%
10	Rockwell Automation	1.9%

	Number of Shares	Value† (000's)z
Common Stocks (97.8%)

Aerospace & Defense (3.8%)
Boeing Co.	108,488	$8,131
Precision Castparts	90,169	15,097
United Technologies	42,744	3,585
		26,813
Air Freight & Logistics (0.9%)
FedEx Corp.	74,191	6,676

Auto Components (1.4%)
BorgWarner, Inc.*	117,545	9,737

Beverages (2.9%)
Coca-Cola	207,002	14,461
PepsiCo, Inc.	97,089	6,111
		20,572
Biotechnology (1.8%)
Biogen Idec*	84,775	9,874
Gilead Sciences*	63,607	2,894
		12,768
Chemicals (3.7%)
Monsanto Co.	254,325	19,680
Sigma-Aldrich	93,120	6,685
		26,365
Commercial Banks (1.1%)
Comerica Inc.	261,958	7,778

Commercial Services & Supplies (0.5%)
Stericycle, Inc.*	39,080	3,391

Communications Equipment (2.4%)
Juniper Networks*	250,763	5,707
QUALCOMM, Inc.	183,493	11,410
		17,117
Computers & Peripherals (13.8%)
Apple Inc.*	132,913	72,097
EMC Corp.*	325,361	9,009
NetApp, Inc.*	125,890	5,413
SanDisk Corp.*	231,427	11,447
		97,966
Consumer Finance (1.0%)
American Express	137,492	7,272

Diversified Financial Services (1.6%)
J.P. Morgan Chase	298,188	11,701

Electrical Equipment (1.9%)
Rockwell Automation	168,024	13,439
Energy Equipment & Services (3.9%)
National Oilwell Varco	131,691	$10,869
Schlumberger Ltd.	216,365	16,792
		27,661
Food Products (2.8%)
Mead Johnson Nutrition	150,824	11,727
Tyson Foods Class A	447,181	8,456
		20,183
Health Care Equipment & Supplies (2.0%)
Covidien PLC	141,563	7,397
Edwards Lifesciences*	95,257	6,966
		14,363
Health Care Providers & Services (1.9%)
Express Scripts*	155,200	8,277
UnitedHealth Group	99,328	5,537
		13,814
Health Care Technology (0.6%)
Cerner Corp.*	54,142	3,997

Hotels, Restaurants & Leisure (7.8%)
Las Vegas Sands*	215,551	11,987
McDonald's Corp.	125,585	12,468
Starbucks Corp.	223,896	10,872
Starwood Hotels & Resorts Worldwide	237,838	12,820
Yum! Brands	112,457	7,449
		55,596
Household Products (1.4%)
Procter & Gamble	144,413	9,751

Industrial Conglomerates (0.9%)
Danaher Corp.	125,585	6,635

Industrial Gases (1.0%)
Praxair, Inc.	65,439	7,133

Internet & Catalog Retail (2.5%)
Amazon.com*	53,023	9,528
Netflix Inc.*	73,580	8,147
		17,675
Internet Software & Services (3.3%)
Google Inc. Class A*	38,164	23,595

IT Services (2.2%)
Cognizant Technology Solutions Class A*	141,258	$10,022
VeriFone Systems*	117,545	5,629
		15,651
Life Science Tools & Services (1.0%)
Illumina, Inc.*	133,014	6,817

Machinery (1.7%)
Joy Global	140,183	12,190

Media (1.0%)
Time Warner	196,723	7,320

Multiline Retail (2.1%)
Family Dollar Stores	162,426	8,769
Kohl's Corp.	130,165	6,467
		15,236
Oil, Gas & Consumable Fuels (4.5%)
BG Group PLC ADR	281,396	6,759
EOG Resources	108,895	12,399
Occidental Petroleum	67,067	7,000
Range Resources	86,302	5,495
		31,653
Personal Products (1.3%)
Estee Lauder	157,134	9,199

Pharmaceuticals (2.7%)
Allergan, Inc.	104,010	9,318
Johnson & Johnson	149,807	9,750
		19,068
Road & Rail (1.6%)
Union Pacific	104,519	11,523

Semiconductors & Semiconductor Equipment (2.4%)
ASML Holding ADR	192,550	8,771
Intel Corp.	303,073	8,146
		16,917
Software (7.5%)
Citrix Systems*	110,523	8,260
Microsoft Corp.	496,336	15,754
Oracle Corp.	750,153	21,957
Salesforce.com, Inc.*	54,244	7,766
		53,737

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Specialty Retail (0.7%)
Abercrombie & Fitch Class A	111,241	$5,094

Textiles, Apparel & Luxury Goods (2.1%)
Coach, Inc.	97,293	7,281
V.F. Corp.	52,310	7,640
		14,921
Tobacco (2.1%)
Philip Morris International	179,625	15,002

Total Common Stocks (Cost $596,658)		696,326

Short-Term Investments (1.5%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $10,932)	10,932,473	10,932

Total Investments## (99.3%) (Cost $607,590)		707,258

Cash, receivables and other assets, less liabilities (0.7%)		5,149

Total Net Assets (100.0%)		$712,407

See Notes to Schedule of Investments

Schedule of Investments Large Cap Value Fundb (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Wells Fargo	3.8%
2	Pfizer Inc.	3.4%
3	J.P. Morgan Chase	3.2%
4	Citigroup Inc.	3.1%
5	AT&T Inc.	3.0%
6	Goldman Sachs Group	2.7%
7	Intel Corp.	2.4%
8	Chevron Corp.	2.3%
9	Monsanto Co.	2.2%
10	Bank of America	2.1%

	Number of Shares	Value† (000's)z
Common Stocks (96.2%)

Aerospace & Defense (1.0%)
Boeing Co.	169,813	$12,728
Rockwell Collins	117,882	6,989
		19,717
Air Freight & Logistics (0.9%)
United Parcel Service Class B	218,949	16,835

Airlines (0.2%)
Southwest Airlines	525,097	4,715

Automobiles (0.8%)
Ford Motor	787,494	9,749
General Motors*	257,825	6,709
		16,458
Biotechnology (1.0%)
Amgen Inc.	280,300	19,046

Capital Markets (6.4%)
Bank of New York Mellon	895,809	19,806
Goldman Sachs Group	456,489	52,560
Invesco Ltd.	494,985	12,261
Morgan Stanley	1,095,872	20,317
State Street	495,797	20,938
		125,882
Chemicals (2.4%)
LyondellBasell Industries	114,232	4,932
Monsanto Co.	550,746	42,617
		47,549
Commercial Banks (7.9%)
Fifth Third Bancorp	863,561	11,753
KeyCorp	572,436	4,637
PNC Financial Services Group	213,316	12,696
Regions Financial	1,597,080	9,199
U.S. Bancorp	812,071	23,875
Wells Fargo	2,385,814	74,652
Zions Bancorp	935,892	17,782
		154,594
Commercial Services & Supplies (0.2%)
Waste Management	139,094	4,866

Communications Equipment (1.8%)
Cisco Systems	1,809,444	$35,972

Computers & Peripherals (1.6%)
Hewlett-Packard	685,720	17,355
SanDisk Corp.*	263,926	13,054
		30,409
Construction & Engineering (0.2%)
Fluor Corp.	62,117	3,757

Diversified Financial Services (9.7%)
Bank of America	5,130,865	40,893
Citigroup Inc.	1,835,286	61,152
CME Group	28,992	8,393
J.P. Morgan Chase	1,606,120	63,024
Moody's Corp.	422,640	16,318
		189,780
Diversified Telecommunication Services (4.6%)
AT&T Inc.	1,887,669	57,744
Verizon Communications	859,781	32,766
		90,510
Electric Utilities (1.5%)
Exelon Corp.	740,970	28,950

Energy Equipment & Services (2.8%)
Cameron International*	422,740	23,551
Diamond Offshore Drilling	33,104	2,266
Schlumberger Ltd.	369,899	28,708
		54,525
Food & Staples Retailing (2.6%)
Kroger Co.	1,221,665	29,063
Wal-Mart Stores	368,849	21,792
		50,855
Food Products (0.5%)
Archer-Daniels- Midland	310,880	9,699
Health Care Equipment & Supplies (2.0%)
Medtronic, Inc.	597,636	22,782
Zimmer Holdings*	255,896	15,546
		38,328
Health Care Providers & Services (2.4%)
Aetna Inc.	690,541	$32,290
Tenet Healthcare*	1,562,041	8,826
UnitedHealth Group	89,801	5,006
		46,122
Hotels, Restaurants & Leisure (1.1%)
Carnival Corp.	702,365	21,275

Household Durables (0.3%)
Whirlpool Corp.	81,737	6,177

Household Products (0.8%)
Colgate-Palmolive	177,247	16,516

Industrial Conglomerates (2.2%)
General Electric	1,994,753	38,000
Tyco International	98,633	5,111
		43,111
Insurance (4.9%)
AFLAC, Inc.	476,182	22,500
American International Group*	240,500	7,027
Berkshire Hathaway Class B*	208,602	16,365
Lincoln National	362,832	9,013
MetLife, Inc.	331,253	12,770
Reinsurance Group of America	288,207	16,621
Travelers Cos.	212,171	12,299
		96,595
Internet Software & Services (1.2%)
eBay Inc.*	54,156	1,935
Google Inc. Class A*	33,510	20,718
		22,653
Machinery (2.1%)
Caterpillar Inc.	42,458	4,849
Cummins Inc.	164,024	19,776
Joy Global	178,759	15,545
Terex Corp.*	51,739	1,314
		41,484
Media (3.8%)
Comcast Corp. Class A	667,603	19,614
News Corp. Class B	980,835	19,901
Time Warner	669,226	24,902
Walt Disney	237,867	9,988
		74,405

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Metals & Mining (3.3%)
Freeport-McMoRan Copper & Gold	730,602	$31,094
Newmont Mining	362,887	21,556
United States Steel	419,053	11,407
		64,057
Multi-Utilities (1.8%)
Dominion Resources	269,177	13,585
Sempra Energy	355,110	21,037
		34,622
Multiline Retail (1.2%)
J.C. Penney	47,066	1,864
Target Corp.	377,316	21,390
		23,254
Oil, Gas & Consumable Fuels (9.7%)
Anadarko Petroleum	360,921	30,361
Apache Corp.	127,029	13,710
Chevron Corp.	416,710	45,471
Devon Energy	158,210	11,598
Exxon Mobil	399,719	34,576
Hess Corp.	121,946	7,917
Occidental Petroleum	124,833	13,029
Range Resources	530,589	33,788
		190,450
Pharmaceuticals (6.9%)
Eli Lilly	254,378	9,982
Johnson & Johnson	592,941	38,589
Merck & Co.	510,013	19,467
Pfizer Inc.	3,190,579	67,321
		135,359
Road & Rail (0.6%)
Norfolk Southern	155,958	10,745

Semiconductors & Semiconductor Equipment (3.6%)
Cymer, Inc.*	226,789	10,428
Intel Corp.	1,776,565	47,754
KLA-Tencor	236,667	11,455
		69,637
Software (2.2%)
Microsoft Corp.	1,039,514	32,994
Symantec Corp.*	591,047	10,544
		43,538
Total Common Stocks (Cost $1,738,239)		1,882,447

Exchange Traded Funds (0.6%)
UltraShort S&P500 ProShares* (Cost $14,682)	772,777	12,488

Short-Term Investments (3.4%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $66,291)	66,291,264	$66,291

Total Investments## (100.2%) (Cost $1,819,212)		1,961,226

Liabilities, less cash, receivables and other assets [(0.2%)]		(4,131)

Total Net Assets (100.0%)		$1,957,095

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Alexion Pharmaceuticals	2.1%
2	Fastenal Co.	2.1%
3	Dollar Tree	1.8%
4	Stericycle, Inc.	1.7%
5	VeriFone Systems	1.7%
6	Ross Stores	1.7%
7	Trimble Navigation	1.6%
8	Concho Resources	1.5%
9	SBA Communications Class A	1.5%
10	Cerner Corp.	1.5%

	Number of Shares	Value† (000's)z
Common Stocks (95.3%)

Aerospace & Defense (2.7%)
BE Aerospace*	130,000	$5,959
HEICO Corp.	81,500	4,456
Precision Castparts	37,500	6,279
		16,694
Auto Components (1.7%)
BorgWarner, Inc.*	65,000	5,385
Gentex Corp.	207,500	4,907
		10,292
Beverages (0.5%)
Beam, Inc.	60,000	3,305

Biotechnology (3.0%)
Alexion Pharmaceuticals*	160,000	13,397
Cepheid, Inc.*	60,000	2,423
Cubist Pharmaceuticals*	70,000	3,000
		18,820
Building Products (0.5%)
Fortune Brands Home & Security*	175,000	3,384

Capital Markets (1.7%)
Affiliated Managers Group*	70,000	7,447
Raymond James Financial	87,500	3,095
		10,542
Chemicals (2.8%)
Airgas, Inc.	110,000	9,056
Ashland Inc.	85,000	5,403
Sigma-Aldrich	44,500	3,195
		17,654
Commercial Services & Supplies (1.7%)
Stericycle, Inc.*	122,000	10,586

Communications Equipment (1.7%)
F5 Networks*	47,500	5,936
Finisar Corp.*	135,000	2,739
JDS Uniphase*	150,000	1,956
		10,631
Containers & Packaging (0.5%)
Rock-Tenn Class A	45,000	3,172

Diversified Financial Services (1.1%)
Intercontinental Exchange Inc.*	49,000	$6,760

Electrical Equipment (3.6%)
AMETEK, Inc.	170,000	8,092
Roper Industries	95,000	8,694
Sensata Technologies Holding*	185,000	5,994
		22,780
Electronic Equipment, Instruments & Components (2.5%)
National Instruments	100,000	2,660
Trimble Navigation*	200,000	10,058
Universal Display*	70,000	2,892
		15,610
Energy Equipment & Services (3.6%)
Cameron International*	55,000	3,064
CARBO Ceramics	40,000	3,666
Core Laboratories	55,000	6,692
Oil States International*	110,000	8,934
		22,356
Food & Staples Retailing (1.3%)
PriceSmart, Inc.	50,000	3,232
Whole Foods Market	62,500	5,046
		8,278
Food Products (1.1%)
Mead Johnson Nutrition	87,500	6,803

Health Care Equipment & Supplies (3.6%)
Edwards Lifesciences*	70,000	5,119
Intuitive Surgical*	11,000	5,628
Masimo Corp.*	110,000	2,398
NxStage Medical*	220,000	4,400
Volcano Corp.*	165,000	4,625
		22,170
Health Care Providers & Services (3.4%)
Catalyst Health Solutions*	120,000	$7,442
DaVita, Inc.*	57,500	4,977
HMS Holdings*	275,000	8,861
		21,280
Health Care Technology (2.3%)
Cerner Corp.*	125,000	9,229
SXC Health Solutions*	75,500	5,345
		14,574
Hotels, Restaurants & Leisure (2.6%)
Arcos Dorados Holdings Class A	195,000	4,099
Chipotle Mexican Grill*	14,500	5,658
Starwood Hotels & Resorts Worldwide	60,000	3,234
Wynn Resorts	27,500	3,260
		16,251
Household Products (0.9%)
Church & Dwight	120,000	5,729

Internet Software & Services (1.6%)
Liquidity Services*	64,500	2,790
Rackspace Hosting*	138,000	7,209
		9,999
IT Services (3.2%)
Alliance Data Systems*	25,000	3,034
Cognizant Technology Solutions Class A*	92,500	6,563
VeriFone Systems*	220,000	10,536
		20,133
Life Science Tools & Services (0.7%)
Waters Corp.*	51,500	4,614

Machinery (4.1%)
Cummins Inc.	52,500	6,330
Donaldson Co.	97,500	7,159
Joy Global	62,500	5,435
Pall Corp.	110,000	6,980
		25,904

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Media (1.3%)
AMC Networks Class A*	107,500	$4,879
Discovery Communications Class A*	75,000	3,499
		8,378
Multiline Retail (2.3%)
Dollar Tree*	124,800	11,046
Nordstrom, Inc.	60,000	3,217
		14,263
Oil, Gas & Consumable Fuels (5.1%)
Cabot Oil & Gas	195,000	6,802
Concho Resources*	90,000	9,616
Denbury Resources*	205,100	4,083
Laredo Petroleum Holdings*	61,500	1,560
Oasis Petroleum*	100,000	3,207
SM Energy	80,000	6,298
		31,566
Pharmaceuticals (2.3%)
Medicis Pharmaceutical Class A	75,500	2,638
Perrigo Co.	65,500	6,750
Salix Pharmaceuticals*	105,000	5,179
		14,567
Professional Services (1.6%)
Advisory Board*	42,500	3,440
Verisk Analytics Class A*	155,000	6,742
		10,182
Real Estate Management & Development (1.2%)
Jones Lang LaSalle	95,000	7,734

Road & Rail (1.1%)
J.B. Hunt Transport Services	135,000	6,913

Semiconductors & Semiconductor Equipment (3.9%)
Altera Corp.	150,000	5,768
Avago Technologies	235,000	8,838
Cavium Inc.*	171,500	6,128
Microchip Technology	100,000	3,607
		24,341
Software (8.7%)
ANSYS, Inc.*	122,400	$7,733
Ariba, Inc.*	135,000	4,248
Check Point Software Technologies*	97,500	5,671
Citrix Systems*	82,500	6,166
Informatica Corp.*	115,000	5,653
MICROS Systems*	110,000	5,712
QLIK Technologies*	187,500	5,676
Red Hat*	80,000	3,957
Salesforce.com, Inc.*	37,000	5,297
Solera Holdings	84,000	4,032
		54,145
Specialty Retail (7.5%)
Bed Bath & Beyond*	110,000	6,571
Dick's Sporting Goods	144,000	6,445
DSW Inc. Class A	100,000	5,640
O'Reilly Automotive*	93,000	8,045
Ross Stores	195,000	10,399
Tractor Supply	75,000	6,410
Urban Outfitters*	111,500	3,166
		46,676
Textiles, Apparel & Luxury Goods (2.2%)
Coach, Inc.	94,000	7,035
PVH Corp.	77,000	6,546
		13,581
Trading Companies & Distributors (3.1%)
Fastenal Co.	250,000	13,170
MSC Industrial Direct Class A	74,500	5,916
		19,086
Wireless Telecommunication Services (2.6%)
Crown Castle International*	125,000	6,476
SBA Communications Class A*	201,500	9,457
		15,933
Total Common Stocks (Cost $404,710)		595,686

Exchange Traded Funds (1.0%)
iShares Russell Midcap Growth Index Fund (Cost $6,150)	100,000	6,166

Short-Term Investments (3.6%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $22,741)	22,741,184	$22,741

Total Investments## (99.9%) (Cost $433,601)		624,593

Cash, receivables and other assets, less liabilities (0.1%)		441

Total Net Assets (100.0%)		$625,034

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Intrinsic Value Fundc (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Safeway Inc.	3.3%
2	CVS Caremark	3.1%
3	Fidelity National Information Services	2.8%
4	Best Buy	2.8%
5	CenterPoint Energy	2.6%
6	Zimmer Holdings	2.6%
7	Chico's FAS	2.5%
8	General Dynamics	2.5%
9	Corrections Corporation of America	2.5%
10	Akzo Nobel ADR	2.4%

	Number of Shares	Value† (000's)z
Common Stocks (96.6%)

Aerospace & Defense (4.7%)
General Dynamics	26,400	$1,933
Rockwell Collins	29,600	1,755
		3,688
Beverages (2.1%)
Constellation Brands Class A*	75,900	1,658

Capital Markets (1.9%)
State Street	34,700	1,465

Chemicals (4.6%)
Air Products & Chemicals	18,500	1,669
Akzo Nobel ADR	98,400	1,873
		3,542
Commercial Banks (3.8%)
BB&T Corp.	30,400	889
Comerica Inc.	30,800	914
Huntington Bancshares	199,100	1,164
		2,967
Commercial Services & Supplies (10.2%)
Avery Dennison	57,100	1,742
Brink`s Co.	54,900	1,386
Corrections Corporation of America*	76,400	1,915
Covanta Holding	80,300	1,311
Republic Services	53,400	1,593
		7,947
Communications Equipment (2.0%)
Motorola Solutions	31,700	1,579

Construction & Engineering (1.2%)
KBR, Inc.	26,400	959

Electric Utilities (2.0%)
NV Energy	98,500	1,545

Electronic Equipment, Instruments & Components (2.4%)
Dolby Laboratories Class A*	18,200	693
Flextronics International*	169,400	1,194
		1,887

Energy Equipment & Services (1.0%)
Dresser-Rand Group*	14,600	$767

Food & Staples Retailing (6.4%)
CVS Caremark	53,100	2,395
Safeway Inc.	121,000	2,595
		4,990
Health Care Equipment & Supplies (4.5%)
Covidien PLC	28,700	1,499
Zimmer Holdings*	32,900	1,999
		3,498
Health Care Providers & Services (2.6%)
Cardinal Health	18,600	773
Omnicare, Inc.	34,600	1,217
		1,990
Hotels, Restaurants & Leisure (1.6%)
Wyndham Worldwide	28,100	1,236

Industrial Conglomerates (2.3%)
Tyco International	33,900	1,757

Insurance (1.1%)
Torchmark Corp.	18,000	872

IT Services (6.5%)
Amdocs Ltd.*	46,200	1,417
Fidelity National Information Services	69,400	2,202
Western Union	81,700	1,427
		5,046
Machinery (5.1%)
Ingersoll-Rand PLC	22,800	909
ITT Corp.	62,400	1,557
Navistar International*	35,400	1,479
		3,945
Media (2.3%)
Virgin Media	72,000	1,815

Metals & Mining (0.5%)
SunCoke Energy*	27,849	399

Multi-Utilities (4.2%)
CenterPoint Energy	103,500	$2,017
Sempra Energy	21,300	1,262
		3,279
Multiline Retail (1.3%)
Kohl's Corp.	20,000	994

Oil, Gas & Consumable Fuels (3.3%)
Southwestern Energy*	55,300	1,828
Sunoco, Inc.	19,900	769
		2,597
Personal Products (1.2%)
Avon Products	50,900	951

Pharmaceuticals (2.2%)
Hospira, Inc.*	47,000	1,674

Real Estate Investment Trusts (1.0%)
Starwood Property Trust	38,900	768

Semiconductors & Semiconductor Equipment (1.2%)
Freescale Semiconductor Holdings*	59,400	958

Software (3.3%)
BMC Software*	22,700	850
Symantec Corp.*	93,900	1,675
		2,525
Specialty Retail (7.3%)
Best Buy	87,900	2,171
Chico's FAS	130,600	1,960
Staples, Inc.	103,800	1,522
		5,653
Thrifts & Mortgage Finance (2.8%)
BankUnited	33,500	772
People's United Financial	112,800	1,420
		2,192
Total Common Stocks (Cost $67,601)		75,143

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Short-Term Investments (3.3%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $2,535)	2,535,360	$2,535

Total Investments## (99.9%) (Cost $70,136)		77,678

Cash, receivables and other assets, less liabilities (0.1%)		104

Total Net Assets (100.0%)		$77,782

See Notes to Schedule of Investments

Schedule of Investments Multi-Cap Opportunities Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Cenovus Energy	3.7%
2	J.P. Morgan Chase	3.6%
3	Boeing Co.	3.5%
4	Sealed Air	3.5%
5	Mattel Inc.	3.5%
6	HCA Holdings	3.5%
7	Activision Blizzard	3.4%
8	Nielsen Holdings	3.3%
9	3M Co.	3.3%
10	Henry Schein	3.2%

	Number of Shares	Value† (000's)z
Common Stocks (99.2%)

Aerospace & Defense (6.7%)
Boeing Co.	63,000	$4,722
Raytheon Co.	85,000	4,294
		9,016
Chemicals (3.4%)
Ecolab Inc.	40,000	2,400
Methanex Corp.	70,000	2,194
		4,594
Commercial Services & Supplies (3.1%)
Covanta Holding	250,000	4,083

Communications Equipment (1.0%)
MRV Communications	1,357,000	1,371

Containers & Packaging (3.5%)
Sealed Air	240,000	4,711

Diversified Financial Services (3.6%)
J.P. Morgan Chase	123,000	4,827

Electrical Equipment (4.8%)
ABB Ltd. ADR*	210,000	4,303
Rockwell Automation	27,000	2,159
		6,462
Energy Equipment & Services (5.8%)
McDermott International*	290,000	3,787
Schlumberger Ltd.	52,000	4,036
		7,823
Food Products (6.0%)
ConAgra Foods	160,000	4,200
Kraft Foods	100,000	3,807
		8,007
Gas Utilities (2.6%)
National Fuel Gas	70,000	3,523

Health Care Equipment & Supplies (1.5%)
Hill-Rom Holdings	60,000	2,038

Health Care Providers & Services (6.7%)
HCA Holdings	175,000	4,667
Henry Schein*	59,000	4,367
		9,034
Hotels, Restaurants & Leisure (5.0%)
Darden Restaurants	80,000	$4,079
Great Wolf Resorts*	660,000	2,673
		6,752
Industrial Conglomerates (3.3%)
3M Co.	50,000	4,380

Internet Software & Services (2.8%)
eBay Inc.*	105,000	3,753

Leisure Equipment & Products (3.5%)
Mattel Inc.	145,000	4,704

Life Science Tools & Services (2.3%)
Thermo Fisher Scientific*	55,000	3,114

Media (6.2%)
News Corp. Class A	210,000	4,173
Omnicom Group	83,000	4,103
		8,276
Office Electronics (2.9%)
Xerox Corp.	465,000	3,827

Oil, Gas & Consumable Fuels (6.2%)
Cenovus Energy	128,000	4,966
Range Resources	53,000	3,375
		8,341
Pharmaceuticals (2.8%)
Pfizer Inc.	180,000	3,798

Professional Services (3.7%)
Barrett Business Services	32,000	545
Nielsen Holdings*	150,000	4,423
		4,968
Software (3.4%)
Activision Blizzard	380,000	4,541

Specialty Retail (2.9%)
Bed Bath & Beyond*	66,000	3,943

Textiles, Apparel & Luxury Goods (5.5%)
Carter's, Inc.*	70,000	3,400
Hanesbrands, Inc.*	140,000	4,022
		7,422
Total Common Stocks (Cost $119,300)		133,308

Short-Term Investments (2.1%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $2,810)	2,810,106	$2,810

Total Investments## (101.3%) (Cost $122,110)		136,118

Liabilities, less cash, receivables and other assets [(1.3%)]		(1,729)

Total Net Assets (100.0%)		$134,389

See Notes to Schedule of Investments

Schedule of Investments Real Estate Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Simon Property Group	9.1%
2	Ventas, Inc.	5.7%
3	Boston Properties	5.4%
4	Public Storage	4.3%
5	Camden Property Trust	3.9%
6	HCP, Inc.	3.6%
7	American Tower	3.5%
8	Equity Residential	3.4%
9	SL Green Realty	3.3%
10	AvalonBay Communities	2.8%

	Number of Shares	Value† (000's)z
Common Stocks (97.3%)

Apartments (16.2%)
AvalonBay Communities	99,932	$12,958
BRE Properties	168,800	8,175
Camden Property Trust	290,100	17,986
Equity Residential	270,750	15,403
Essex Property Trust	70,700	9,897
UDR, Inc.	394,500	9,871
		74,290
Diversified (7.5%)
American Assets Trust	260,423	5,604
Digital Realty Trust	146,870	10,648
DuPont Fabros Technology	409,884	9,387
Vornado Realty Trust	107,723	8,804
		34,443
Health Care (11.2%)
HCP, Inc.	416,600	16,456
Health Care REIT	155,640	8,473
Ventas, Inc.	470,230	26,295
		51,224
Hotels, Restaurants & Leisure (2.4%)
Starwood Hotels & Resorts Worldwide	199,900	10,774

Industrial (4.1%)
EastGroup Properties	138,100	6,655
ProLogis, Inc.	362,958	12,217
		18,872
Infrastructure (3.5%)
American Tower	256,900	16,077

Lodging (2.2%)
Host Hotels & Resorts	620,843	9,797

Mixed (1.3%)
PS Business Parks	97,400	6,080

Office (12.4%)
Boston Properties	244,400	$24,819
Hudson Pacific Properties	345,743	5,287
Kilroy Realty	240,012	10,522
Mission West Properties	107,619	1,076
SL Green Realty	196,900	14,974
		56,678
Real Estate Management & Development (2.7%)
Brookfield Asset Management Class A	191,477	5,986
Brookfield Office Properties	356,115	6,214
		12,200
Regional Malls (16.6%)
General Growth Properties	420,398	6,840
Macerich Co.	199,800	10,787
Simon Property Group	306,648	41,545
Taubman Centers	102,060	7,049
Westfield Group	1,008,800	9,510
		75,731
Self Storage (5.8%)
Public Storage	146,200	19,601
Sovran Self Storage	143,500	6,818
		26,419
Shopping Centers (7.3%)
DDR Corp.	401,110	5,668
Federal Realty Investment Trust	126,100	12,023
Tanger Factory Outlet Centers	298,700	8,746
Urstadt Biddle Properties	362,500	6,895
		33,332
Timber (4.1%)
Rayonier Inc.	273,000	12,154
Weyerhaeuser Co.	323,298	6,753
		18,907
Total Common Stocks (Cost $381,606)		444,824

Short-Term Investments (1.8%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $8,349)	8,348,713	$8,349

Total Investments## (99.1%) (Cost $389,955)		453,173

Cash, receivables and other assets, less liabilities (0.9%)		4,256

Total Net Assets (100.0%)		$457,429

See Notes to Schedule of Investments

Schedule of Investments Select Equities Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	El Paso Corp.	7.8%
2	American Tower	5.8%
3	eBay Inc.	5.6%
4	Discovery Communications Class C	5.3%
5	Nielsen Holdings	5.0%
6	Potash Corp. of Saskatchewan	5.0%
7	Praxair, Inc.	4.6%
8	Google Inc. Class A	4.1%
9	Schlumberger Ltd.	4.0%
10	Visa Inc. Class A	4.0%

	Number of Shares	Value† (000's)z
Common Stocks (92.3%)

Air Freight & Logistics (6.6%)
C.H. Robinson Worldwide	40,249	$2,663
United Parcel Service Class B	26,706	2,054
		4,717
Auto Components (3.6%)
BorgWarner, Inc.*	31,376	2,599

Capital Markets (3.2%)
BlackRock, Inc.	11,512	2,291

Chemicals (8.3%)
Monsanto Co.	30,732	2,378
Potash Corp. of Saskatchewan	75,776	3,527
		5,905
Consumer Finance (3.6%)
Capital One Financial	50,252	2,543

Electric Utilities (3.5%)
NextEra Energy	41,662	2,479

Energy Equipment & Services (4.0%)
Schlumberger Ltd.	37,000	2,872

Food Products (2.5%)
Sara Lee	87,887	1,780

Industrial Gases (4.6%)
Praxair, Inc.	29,861	3,255

Internet Software & Services (9.7%)
eBay Inc.*	110,887	3,963
Google Inc. Class A*	4,725	2,921
		6,884
IT Services (7.1%)
IBM	11,149	2,193
Visa Inc. Class A	24,500	2,851
		5,044
Machinery (4.0%)
Cummins Inc.	23,500	2,833

Media (5.3%)
Discovery Communications Class C*	87,637	3,809

Oil, Gas & Consumable Fuels (7.8%)
El Paso Corp.	199,314	5,543

Professional Services (5.0%)
Nielsen Holdings*	122,000	$3,598

Real Estate Investment Trusts (5.8%)
American Tower	66,016	4,131

Road & Rail (4.0%)
Union Pacific	25,823	2,847

Specialty Retail (3.7%)
Lowe's Cos.	91,646	2,601

Total Common Stocks (Cost $55,819)		65,731

Short-Term Investments (8.8%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $6,277)	6,277,302	6,277

Total Investments## (101.1%) (Cost $62,096)		72,008
Liabilities, less cash, receivables and other assets [(1.1%)]		(772)

Total Net Assets (100.0%)		$71,236

See Notes to Schedule of Investments

Schedule of Investments Small Cap Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Orient-Express Hotels Class A	2.8%
2	SXC Health Solutions	2.2%
3	Energy XXI	2.1%
4	Concur Technologies	2.0%
5	Cavium Inc.	2.0%
6	WellCare Health Plans	1.9%
7	NetSuite Inc.	1.8%
8	Actuant Corp. Class A	1.8%
9	CommVault Systems	1.6%
10	Terex Corp.	1.6%

	Number of Shares	Value† (000's)z
Common Stocks (97.9%)

Aerospace & Defense (2.0%)
HEICO Corp.	23,595	$1,290
Triumph Group	20,600	1,314
		2,604
Air Freight & Logistics (1.2%)
Hub Group Class A*	44,300	1,578

Biotechnology (5.1%)
Cepheid, Inc.*	34,800	1,406
Cubist Pharmaceuticals*	42,300	1,813
Exact Sciences*	152,900	1,436
Myriad Genetics*	80,600	1,950
		6,605
Commercial Banks (2.3%)
Texas Capital Bancshares*	53,000	1,796
Umpqua Holdings	95,000	1,171
		2,967
Commercial Services & Supplies (2.3%)
Clean Harbors*	20,300	1,363
InnerWorkings, Inc.*	141,200	1,610
		2,973
Diversified Consumer Services (1.1%)
Steiner Leisure*	27,300	1,366

Electrical Equipment (1.5%)
Regal-Beloit	28,400	1,917

Energy Equipment & Services (3.0%)
Hornbeck Offshore Services*	49,500	2,017
Lufkin Industries	23,900	1,904
		3,921
Food & Staples Retailing (1.2%)
PriceSmart, Inc.	24,800	1,603

Health Care Equipment & Supplies (6.5%)
Align Technology*	56,500	1,447
Cyberonics, Inc.*	48,300	1,798
Masimo Corp.*	88,300	1,925
Volcano Corp.*	50,500	1,415
Zoll Medical*	25,900	1,895
		8,480

Health Care Providers & Services (6.5%)
Air Methods*	22,700	$2,048
Centene Corp.*	40,300	1,967
HMS Holdings*	45,600	1,469
U.S. Physical Therapy	26,500	504
WellCare Health Plans*	35,400	2,402
		8,390
Health Care Technology (2.2%)
SXC Health Solutions*	39,400	2,790

Hotels, Restaurants & Leisure (4.2%)
Bally Technologies*	41,800	1,795
Orient-Express Hotels Class A*	363,253	3,592
		5,387
Internet Software & Services (4.8%)
DealerTrack Holdings*	44,000	1,225
LivePerson, Inc.*	73,535	1,109
OpenTable, Inc.*	40,000	1,940
Rackspace Hosting*	37,800	1,975
		6,249
IT Services (3.4%)
Echo Global Logistics*	91,900	1,709
Heartland Payment Systems	47,000	1,331
ServiceSource International*	80,200	1,348
		4,388
Machinery (6.7%)
Actuant Corp. Class A	81,800	2,304
CLARCOR Inc.	18,200	919
Graco Inc.	27,300	1,397
Manitowoc Co.	126,400	1,989
Terex Corp.*	81,400	2,067
		8,676
Oil, Gas & Consumable Fuels (3.5%)
Energy XXI*	73,900	2,766
Rosetta Resources*	35,800	1,827
		4,593

Personal Products (1.2%)
Nu Skin Asia Pacific	27,200	$1,571

Pharmaceuticals (1.3%)
Akorn, Inc.*	138,400	1,734

Professional Services (1.2%)
Huron Consulting Group*	39,800	1,520

Real Estate Management & Development (1.5%)
Jones Lang LaSalle	23,200	1,889

Road & Rail (1.3%)
Old Dominion Freight Line*	39,514	1,719

Semiconductors & Semiconductor Equipment (6.3%)
Cavium Inc.*	73,200	2,615
Semtech Corp.*	67,800	1,947
Silicon Laboratories*	37,500	1,680
Volterra Semiconductor*	62,500	1,921
		8,163
Software (11.9%)
Ariba, Inc.*	62,500	1,967
Cadence Design Systems*	136,400	1,606
CommVault Systems*	40,900	2,109
Concur Technologies*	44,700	2,635
Imperva Inc.*	36,660	1,358
NetSuite Inc.*	49,100	2,342
PROS Holdings*	80,100	1,404
Ultimate Software Group*	28,800	2,011
		15,432
Specialty Retail (13.4%)
Cabela's Inc.*	49,500	1,756
DSW Inc. Class A	34,700	1,957
Hibbett Sports*	39,700	1,943
Lithia Motors	54,800	1,294
Men's Wearhouse	48,400	1,875
Select Comfort*	55,300	1,636
Sonic Automotive	90,154	1,545
Tractor Supply	23,600	2,017
Ulta Salon, Cosmetics & Fragrance*	24,700	2,056

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Vitamin Shoppe*	28,900	$1,226
		17,305
Trading Companies & Distributors (2.3%)
MSC Industrial Direct Class A	16,300	1,294
United Rentals*	40,400	1,684
		2,978
Total Common Stocks (Cost $113,238)		126,798

Short-Term Investments (0.9%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $1,178)	1,178,392	1,178

Total Investments## (98.8%) (Cost $114,416)		127,976

Cash, receivables and other assets, less liabilities (1.2%)		1,512

Total Net Assets (100.0%)		$129,488

See Notes to Schedule of Investments

Schedule of Investments Socially Responsive Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Danaher Corp.	4.9%
2	Texas Instruments	4.5%
3	BG Group	4.4%
4	Progressive Corp.	4.4%
5	Google Inc. Class A	4.2%
6	Altera Corp.	4.2%
7	Newfield Exploration	4.2%
8	Cimarex Energy	3.8%
9	Procter & Gamble	3.7%
10	Scripps Networks Interactive Class A	3.6%

	Number of Shares	Value† (000's)z
Common Stocks (96.3%)

Capital Markets (6.7%)
BlackRock, Inc.	313,770	$62,440
Charles Schwab	4,146,589	57,555
Lazard Ltd. Class A	225,885	6,880
		126,875
Chemicals (1.9%)
Ecolab Inc.	611,429	36,686

Commercial Services & Supplies (1.7%)
Herman Miller	1,567,000	32,907

Consumer Finance (2.0%)
American Express	712,750	37,697

Electronic Equipment, Instruments & Components (5.5%)
Anixter International*	716,755	49,843
National Instruments	2,006,052	53,361
		103,204
Food Products (7.8%)
J.M. Smucker	330,635	24,903
McCormick & Company	1,117,100	56,358
Unilever NV	1,972,290	65,697
		146,958
Health Care Equipment & Supplies (5.8%)
Becton, Dickinson & Co.	691,105	52,676
Covidien PLC	1,078,230	56,338
		109,014
Household Products (3.7%)
Procter & Gamble	1,024,575	69,179

Industrial Conglomerates (8.0%)
3M Co.	670,809	58,763
Danaher Corp.	1,738,900	91,866
		150,629
Industrial Gases (2.0%)
Praxair, Inc.	338,980	36,949

Insurance (4.2%)
Progressive Corp.	3,725,115	79,792

Internet Software & Services (4.2%)
Google Inc. Class A*	129,010	79,761

IT Services (2.4%)
MasterCard, Inc. Class A	108,740	$45,671

Media (5.7%)
Comcast Corp. Class A Special	1,361,905	38,937
Scripps Networks Interactive Class A	1,503,085	67,939
		106,876
Multiline Retail (2.8%)
Target Corp.	933,990	52,948

Oil, Gas & Consumable Fuels (14.4%)
BG Group	3,399,819	82,078
Cimarex Energy	887,504	71,595
Newfield Exploration*	2,085,325	75,072
Noble Energy	435,980	42,573
		271,318
Pharmaceuticals (5.0%)
Novo Nordisk A/S Class B	275,578	38,643
Roche Holding	315,382	54,905
		93,548
Professional Services (1.1%)
ICF International*	775,870	20,118

Semiconductors & Semiconductor Equipment (8.6%)
Altera Corp.	2,039,506	78,419
Texas Instruments	2,525,000	84,209
		162,628
Specialty Chemical (0.8%)
Novozymes A/S	505,440	15,035

Trading Companies & Distributors (2.0%)
W.W. Grainger	182,565	37,924

Total Common Stocks (Cost $1,496,093)		1,815,717

Short-Term Investments (2.9%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $54,060)	54,060,062	54,060

	Principal Amount

Certificates of Deposit (0.0%)
Carver Federal Savings, 0.50%, due 3/26/12	$100,000	$100
Self Help Credit Union, 0.75%, due 5/16/12	250,000	250
Self Help Credit Union, 0.75%, due 4/29/12	250,000	250

Total Certificates of Deposit# (Cost $600)		600

Total Investments## (99.2%) (Cost $1,550,753)		1,870,377

Cash, receivables and other assets, less liabilities (0.8%)		15,353

Total Net Assets (100.0%)		$1,885,730

See Notes to Schedule of Investments

Schedule of Investments Value Funde (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Pfizer Inc.	3.3%
2	Wells Fargo	3.3%
3	J.P. Morgan Chase	2.9%
4	Citigroup Inc.	2.7%
5	AT&T Inc.	2.5%
6	Goldman Sachs Group	2.4%
7	Intel Corp.	2.4%
8	Chevron Corp.	2.1%
9	Monsanto Co.	2.1%
10	Bank of America	1.8%
11	General Electric	1.8%

	Number of Shares	Value† (000's)z
Common Stocks (86.6%)

Aerospace & Defense (0.9%)
Boeing Co.	234	$17
Rockwell Collins	165	10
		27
Air Freight & Logistics (0.8%)
United Parcel Service Class B	309	24

Airlines (0.2%)
Southwest Airlines	707	6

Automobiles (0.4%)
Ford Motor	48	1
General Motors*	377	10
		11
Biotechnology (0.3%)
Amgen Inc.	143	10

Capital Markets (5.9%)
Bank of New York Mellon	1,311	29
Goldman Sachs Group	608	70
Invesco Ltd.	707	17
Morgan Stanley	1,485	28
State Street	712	30
		174
Chemicals (2.3%)
LyondellBasell Industries	167	7
Monsanto Co.	788	61
		68
Commercial Banks (7.2%)
Fifth Third Bancorp	1,236	17
KeyCorp	841	7
PNC Financial Services Group	311	19
Regions Financial	2,317	13
U.S. Bancorp	1,162	34
Wells Fargo	3,112	97
Zions Bancorp	1,344	26
		213
Commercial Services & Supplies (0.2%)
Waste Management	204	7

Communications Equipment (1.7%)
Cisco Systems	2,577	51

Computers & Peripherals (1.4%)
Hewlett-Packard	969	$24
SanDisk Corp.*	358	18
		42
Construction & Engineering (0.2%)
Fluor Corp.	91	6

Diversified Financial Services (8.3%)
Bank of America	6,801	54
Citigroup Inc.	2,420	81
CME Group	40	12
J.P. Morgan Chase	2,199	86
Moody's Corp.	392	15
		248
Diversified Telecommunication Services (4.0%)
AT&T Inc.	2,468	75
Verizon Communications	1,178	45
		120
Electric Utilities (1.4%)
Exelon Corp.	1,047	41

Energy Equipment & Services (2.6%)
Cameron International*	553	31
Diamond Offshore Drilling	44	3
Schlumberger Ltd.	542	42
		76
Food & Staples Retailing (2.4%)
Kroger Co.	1,746	42
Wal-Mart Stores	516	30
		72
Food Products (0.5%)
Archer-Daniels-Midland	455	14

Health Care Equipment & Supplies (1.8%)
Medtronic, Inc.	821	31
Zimmer Holdings*	351	22
		53
Health Care Providers & Services (2.1%)
Aetna Inc.	938	44
Tenet Healthcare*	2,215	13
UnitedHealth Group	131	7
		64
Hotels, Restaurants & Leisure (0.9%)
Carnival Corp.	919	$28

Household Durables (0.3%)
Whirlpool Corp.	115	9

Household Products (0.7%)
Colgate-Palmolive	229	21

Industrial Conglomerates (2.0%)
General Electric	2,827	54
Tyco International	133	7
		61
Insurance (4.5%)
AFLAC, Inc.	662	31
Allstate Corp.	13	1
American International Group*	337	10
Berkshire Hathaway Class B*	270	21
Lincoln National	526	13
MetLife, Inc.	465	18
Reinsurance Group of America	408	24
Travelers Cos	299	17
		135
Internet Software & Services (1.1%)
eBay Inc.*	79	3
Google Inc. Class A*	47	29
		32
Machinery (2.0%)
Caterpillar Inc.	62	7
Cummins Inc.	225	27
Joy Global	259	22
Terex Corp.*	60	2
		58
Media (3.5%)
Comcast Corp. Class A	904	27
News Corp. Class B	1,403	28
Time Warner	942	35
Walt Disney	340	14
		104
Metals & Mining (3.0%)
Freeport-McMoRan Copper & Gold	1,025	43
Newmont Mining	484	29
United States Steel	586	16
		88

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)z
Multi-Utilities (1.6%)
Dominion Resources	364	$18
Sempra Energy	504	30
		48
Multiline Retail (1.1%)
J.C. Penney	69	3
Target Corp.	540	30
		33
Oil, Gas & Consumable Fuels (9.0%)
Anadarko Petroleum	516	43
Apache Corp.	182	20
Chevron Corp.	581	63
Devon Energy	227	17
Exxon Mobil	558	48
Hess Corp.	174	11
Occidental Petroleum	178	19
Range Resources	724	46
		267
Pharmaceuticals (6.4%)
Eli Lilly	372	15
Johnson & Johnson	787	51
Merck & Co.	680	26
Pfizer Inc.	4,670	98
		190
Road & Rail (0.5%)
Norfolk Southern	209	14

Semiconductors & Semiconductor Equipment (3.4%)
Cymer, Inc.*	320	15
Intel Corp.	2,588	70
KLA-Tencor	336	16
		101
Software (2.0%)
Microsoft Corp.	1,396	45
Symantec Corp.*	794	14
		59
Total Common Stocks (Cost $2,320)		2,575

Exchange Traded Funds (0.6%)
UltraShort S&P500 ProShares* (Cost $20)	1,076	17

Short-Term Investments (11.7%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $347)	347,288	347

Total Investments## (98.9%) (Cost $2,687)		2,939

Cash, receivables and other assets, less liabilities (1.1%)		32

Total Net Assets (100.0%)		$2,971

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by each of Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Equity Fund ("Global Equity"), Neuberger Berman Global Thematic Opportunities Fund ("Global Thematic Opportunities"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman International Institutional Fund ("International Institutional"), Neuberger Berman International Large Cap Fund ("International Large Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Disciplined Growth Fund ("Large Cap Disciplined Growth"), Neuberger Berman Large Cap Value Fund ("Large Cap Value") (formerly, Neuberger Berman Partners Fund), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value") (formerly, Neuberger Berman Regency Fund), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Select Equities Fund ("Select Equities"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Socially Responsive Fund ("Socially Responsive") and Neuberger Berman Value Fund ("Value") (formerly, Neuberger Berman Large Cap Value Fund), (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●  Level 1 – quoted prices in active markets for identical investments

●  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

●  Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, exchange traded funds and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by a Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments in convertible bonds is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs).

Other Level 2 inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of Deposit are valued at amortized cost. Investments in State Street Institutional Liquid Reserves Fund Institutional Class, State Street Institutional Treasury Money Market Fund Institutional Class, and State Street Institutional Treasury Plus Fund Institutional Class are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Equity Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of February 29, 2012:

Asset Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3§§	Total

Emerging Markets Equity

Investments:

Common Stocks§	$118,152	$—	$—	$118,152

Preferred Stocks§	7,976	—	0	7,976

Short-Term Investments	—	6,574	—	6,574

Total Investments	126,128	6,574	0	132,702

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Equity Income
Investments:
Common Stocks
Aerospace & Defense	$10,276	$—	$—	$10,276
Air Freight & Logistics	35,139	—	—	35,139
Beverages	27,175	—	—	27,175
Capital Markets	49,312	—	—	49,312
Chemicals	20,999			20,999
Diversified Financial Services	13,359	—	—	13,359
Diversified Telecommunication Services	98,868	—	—	98,868
Electric Utilities	152,506	—	—	152,506
Food Products	45,668	—	—	45,668
Gas Utilities	27,781	—	—	27,781
Machinery	3,069	—	—	3,069
Media	37,237	23,946	—	61,183
Metals & Mining	80,744	—	—	80,744
Multi-Utilities	229,511	—	—	229,511
Oil, Gas & Consumable Fuels	223,580	—	—	223,580
Pharmaceuticals	118,702	—	—	118,702
Real Estate Investment Trusts	396,051	—	—	396,051
Semiconductors & Semiconductor Equipment	79,181	—	—	79,181
Thrifts & Mortgage Finance	34,099			34,099
Tobacco	49,277	—	—	49,277
Transportation Infrastructure	24,666	—	—	24,666
Water Utilities	29,228	—	—	29,228
Wireless Telecommunication Services	79,293	—	—	79,293
Total Common Stocks	1,865,721	23,946	—	1,889,667
Convertible Preferred Stocks	12,128	—	—	12,128
Convertible Bonds	—	300,684	—	300,684
Short-Term Investments	—	100,329	—	100,329
Total Investments	1,877,849	424,959		2,302,808
Focus
Investments:
Common Stocks§	548,581	—	—	548,581
Short-Term Investments	—	18,669	—	18,699
Total Investments	548,581	18,669	—	567,250
Genesis
Investments:
Common Stocks§	11,285,410	—	—	11,285,410
Exchange Traded Funds	101,211	—	—	101,211

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Short-Term Investments	$—	$536,484	$—	$536,484
Total Investments	11,386,621	536,484	—	11,923,105
Global Equity
Investments:
Common Stocks§	4,315	—	—	4,315
Short-Term Investments	—	130	—	130
Total Investments	4,315	130	—	4,445
Global Thematic Opportunities
Investments:
Common Stocks
Australia	855	—	—	855
Brazil	910	—	—	910
Canada	3,281	—	—	3,281
Chile	769	—	—	769
China	3,687	—	—	3,687
France	1,631	—	—	1,631
Hong Kong	1,119	—	—	1,119
India	766	—	—	766
Indonesia	1,710	—	—	1,710
Japan	2,980	—	—	2,980
Malaysia	791	—	—	791
Netherlands	799	—	—	799
Philippines	698	—	—	698
Poland	917	—	—	917
Singapore	634	—	—	634
South Africa	793	—	—	793
Spain	571	—	—	571
Switzerland	790	—	—	790
Taiwan, Province of China	450	—	—	450
Thailand	—	750	—	750
United Kingdom	679	—	—	679
United States	13,352	—	—	13,352
Total Common Stocks	38,182	750	—	38,932
Exchange Traded Funds	782	—	—	782
Short-Term Investments	—	2,352	—	2,352
Total Investments	38,964	3,102	—	42,066
Guardian
Investments:
Common Stocks§	1,138,981	—	—	1,138,981

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Short-Term Investments	$—	$22,767	$—	$22,767
Total Investments	1,138,981	22,767	—	1,161,748
International
Investments:
Common Stocks§	266,864	—	—	266,864
Preferred Stocks§	—	—	11	11
Rights§	0	—	—	0
Short-Term Investments	—	4,289	—	4,289
Total Investments	266,864	4,289	11	271,164
International Institutional
Investments:
Common Stocks§	409,511	—	—	409,511
Rights§	0	—	—	0
Short-Term Investments	—	10,027	—	10,027
Total Investments	409,511	10,027	—	419,538
International Large Cap
Investments:
Common Stocks§	196,071	—	—	196,071
Rights§	0	—	—	0
Short-Term Investments	—	3,238	—	3,238
Total Investments	196,071	3,238	—	199,309
Intrinsic Value
Investments:
Common Stocks§	143,444	—	—	143,444
Rights§	—	—	0	0
Short-Term Investments	—	6,073	—	6,073
Total Investments	143,444	6,073	0	149,517
Large Cap Disciplined Growth
Investments:
Common Stocks§	696,326	—	—	696,326
Short-Term Investments	—	10,932	—	10,932
Total Investments	696,326	10,932	—	707,258
Large Cap Value
Investments:
Common Stocks§	1,882,447	—	—	1,882,447
Exchange Traded Funds	12,488	—	—	12,488
Short-Term Investments	—	66,291	—	66,291
Total Investments	1,894,935	66,291	—	1,961,226

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Mid Cap Growth
Investments:
Common Stocks§	$595,686	$—	$—	$595,686
Exchange Traded Funds	6,166	—	—	6,166
Short-Term Investments	—	22,741	—	22,741
Total Investments	601,852	22,741	—	624,593
Mid Cap Intrinsic Value
Investments:
Common Stocks§	75,143	—	—	75,143
Short-Term Investments	—	2,535	—	2,535
Total Investments	75,143	2,535	—	77,678
Multi-Cap Opportunities
Investments:
Common Stocks§	133,308	—	—	133,308
Short-Term Investments	—	2,810	—	2,810
Total Investments	133,308	2,810	—	136,118
Real Estate
Investments:
Common Stocks§	444,824	—	—	444,824
Short-Term Investments	—	8,349	—	8,349
Total Investments	444,824	8,349	—	453,173
Select Equities
Investments:
Common Stocks§	65,731	—	—	65,731
Short-Term Investments	—	6,277	—	6,277
Total Investments	65,731	6,277	—	72,008
Small Cap Growth
Investments:
Common Stocks§	126,798	—	—	126,798
Short-Term Investments	—	1,178	—	1,178
Total Investments	126,798	1,178	—	127,976
Socially Responsive
Investments:
Common Stocks§	1,815,717	—	—	1,815,717
Short-Term Investments	—	54,060	—	54,060
Certificates of Deposit	—	600	—	600
Total Investments	1,815,717	54,660	—	1,870,377

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Value
Investments:
Common Stocks§	$2,575	$—	$—	$2,575
Exchange Traded Funds	17	—	—	17
Short-Term Investments	—	347	—	347
Total Investments	2,592	347	—	2,939

§  The Schedule of Investments (and Summary Schedule of Investments by Industry for the international funds) provide information on the industry for the portfolio.

§§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 9/1/11	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 2/29/12	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/29/12
Investments in Securities:
Emerging Markets Equity
Preferred Stocks
Brazil	$0	$—	$—	$—	$—	$—	$—	$0	$0
Total	0	—	—	—	—	—	—	0	0
International
Preferred Stocks Brazil	12	—	(1)	—	—	—	—	11	(1)
Total	12	—	(1)	—	—	—	—	11	(1)
Intrinsic Value
Rights	0	—	—	—	—	—	—	0	0
Total	0	—	—	—	—	—	—	0	0

The Funds had no significant transfers between Levels 1 and 2 during the six months ended February 29, 2012.

Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of February 29, 2012:

(000's omitted)	Level 1	Level 2	Level 3	Total
Equity Income
Option Contracts	$(1,185)	$—	$—	$(1,185)

#  At cost, which approximates market value.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

##  At February 29, 2012, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity	$125,934	$10,589	$3,821	$6,768
Equity Income	2,194,071	148,531	39,794	108,737
Focus	513,577	58,823	5,150	53,673
Genesis	7,380,058	4,657,750	114,703	4,543,047
Global Equity	4,383	126	64	62
Global Thematic Opportunities	41,014	2,434	1,382	1,052
Guardian	923,222	247,524	8,998	238,526
International	233,009	46,439	8,284	38,155
International Institutional	394,887	38,511	13,860	24,651
International Large Cap	180,636	25,048	6,375	18,673
Intrinsic Value	140,668	19,403	10,554	8,849
Large Cap Disciplined Growth	612,285	104,617	9,644	94,973
Large Cap Value	1,824,065	167,138	29,977	137,161
Mid Cap Growth	434,400	192,703	2,510	190,193
Mid Cap Intrinsic Value	70,125	8,163	610	7,553
Multi-Cap Opportunities	122,211	15,462	1,555	13,907
Real Estate	393,531	60,570	928	59,642
Select Equities	62,096	10,130	218	9,912
Small Cap Growth	115,299	13,370	693	12,677
Socially Responsive	1,551,106	342,426	23,155	319,271
Value	2,740	214	15	199

*  Security did not produce income during the last twelve months.

^  Affiliated issuer.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

‡‡  At February 29, 2012, Equity Income had outstanding call and put options written as follows:

Name of Issuer	Shares	Exercise Price	Expiration Date	Market Value of Options
BlackRock, Inc., Call	20,000	220	July 2012	$62,000
China Mobile ADR, Call	25,000	52.5	June 2012	61,000
China Mobile ADR, Call	8,800	55	June 2012	11,000
Deere & Co., Put	20,600	65	June 2012	13,000
Digital Realty Trust, Call	50,000	70	April 2012	123,000
Digital Realty Trust, Call	50,000	80	July 2012	17,000
Ecopetrol SA ADR, Call	25,000	60	May 2012	35,000
Freeport-McMoRan Copper & Gold, Put	50,000	41	May 2012	118,000
Freeport-McMoRan Copper & Gold, Put	50,000	38	August 2012	139,000
Norfolk Southern, Put	25,000	60	September 2012	60,000
Philip Morris International, Call	20,000	75	March 2012	178,000
Philip Morris International, Call	25,000	80	March 2012	97,000
Philip Morris International, Call	50,000	85	June 2012	101,000
Rayonier Inc., Call	47,500	50	May 2012	5,000
Royal Gold, Put	25,000	57.5	July 2012	34,000
Sanofi-Aventis ADR, Call	25,000	41	September 2012	15,000
Spectra Energy, Call	25,000	30	March 2012	39,000
Spectra Energy, Call	20,000	32	June 2012	17,000
United Parcel Service, Call	50,000	82.5	July 2012	35,000
Ventas, Inc., Call	25,000	60	August 2012	25,000
			Total	$1,185,000

At February 29, 2012, Equity Income had deposited $8,637,825 in a segregated account to cover requirements on put options written.

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At February 29, 2012, these securities amounted to approximately $89,426,000 or 3.9% of net assets for Equity Income, and approximately $1,132,000 or 0.0% of net assets for Genesis.

Ñ  These securities have been deemed by the investment manager to be illiquid. At February 29, 2012, these securities amounted to approximately $3,317,000 or 2.3% of net assets for Emerging Markets Equity, approximately $3,232,000 or 1.2% of net assets for International, and approximately $10,388,000 or 2.5% of net assets for International Institutional.

^^  Value of the security was determined using methods the Board has approved on the belief they reflect fair value.

a  Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

b  Effective April 2, 2012. Formerly Partners Fund through April 1, 2012.

c  Effective April 2, 2012. Formerly Regency Fund through April 1, 2012.

e  Effective April 2, 2012. Formerly Large Cap Value Fund through April 1, 2012.

z  A zero balance may reflect actual amounts rounding to less than $1,000.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds

(000's omitted except per share amounts)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$132,702	$2,302,808	$567,250	$7,317,922	$4,445
Affiliated issuers	—	—	—	4,605,183	—
	132,702	2,302,808	567,250	11,923,105	4,445
Foreign currency	41	1,222	—	—	—
Deposits with brokers for open option contracts	—	8,638	—	—	—
Dividends and interest receivable	176	9,927	954	13,958	7
Receivable for securities sold	2,042	—	7,747	12,542	38
Receivable for Fund shares sold	13,317	17,576	26	17,611	—
Receivable from Management—net (Note B)	58	—	—	—	23
Prepaid expenses and other assets	28	69	51	267	21
Total Assets	148,364	2,340,240	576,028	11,967,483	4,534

Liabilities
Options contracts written, at value (Note A)	—	1,185	—	—	—
Payable for securities purchased	3,191	25,179	5,214	10,037	29
Payable for Fund shares redeemed	72	4,000	61	10,990	—
Payable to investment manager—net (Note B)	101	834	238	6,314	3
Payable to administrator—net (Note B)	—	859	121	2,539	—
Accrued expenses and other payables	128	189	146	1,253	45
Total Liabilities	3,492	32,246	5,780	31,133	77
Net Assets at value	$144,872	$2,307,994	$570,248	$11,936,350	$4,457

Net Assets consist of:
Paid-in capital	$153,923	$2,182,174	$531,703	$7,278,639	$4,532
Undistributed net investment income (loss)	—	—	1,848	—	—
Distributions in excess of net investment income	(333)	(3,233)	—	(29,659)	(79)
Accumulated net realized gains (losses) on investments	(17,306)	3,770	(18,545)	132,136	(66)
Net unrealized appreciation (depreciation) in value of investments	8,588	125,283	55,242	4,555,234	70
Net Assets at value	$144,872	$2,307,994	$570,248	$11,936,350	$4,457

Net Assets
Investor Class	$—	$—	$538,275	$2,350,147	$—
Trust Class	—	—	17,864	3,436,170	—
Advisor Class	—	—	7,292	654,892	—
Institutional Class	138,969	1,098,583	6,075	5,495,141	4,337
Class A	4,390	875,273	437	—	73
Class C	1,427	333,781	305	—	47
Class R3	86	357	—	—	—

See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND
	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$42,066	$1,161,748	$271,164	$419,538	$199,309
Affiliated issuers	—	—	—	—	—
	42,066	1,161,748	271,164	419,538	199,309
Foreign currency	—	—	139	112	69
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	77	1,420	519	635	467
Receivable for securities sold	665	28,205	2,226	3,355	1,808
Receivable for Fund shares sold	7	294	258	1,704	65
Receivable from Management—net (Note B)	6	—	—	45	—
Prepaid expenses and other assets	22	108	30	8	31
Total Assets	42,843	1,191,775	274,336	425,397	201,749
Liabilities
Options contracts written, at value (Note A)	—	—	—	—	—
Payable for securities purchased	1,254	11,963	1,215	1,862	2,082
Payable for Fund shares redeemed	—	400	356	3	157
Payable to investment manager—net (Note B)	28	467	180	271	86
Payable to administrator—net (Note B)	—	263	38	—	31
Accrued expenses and other payables	48	261	316	111	83
Total Liabilities	1,330	13,354	2,105	2,247	2,439
Net Assets at value	$41,513	$1,178,421	$272,231	$423,150	$199,310
Net Assets consist of:
Paid-in capital	$42,529	$956,982	$422,164	$571,980	$243,512
Undistributed net investment income (loss)	—	2,432	—	—	—
Distributions in excess of net investment income	(59)	—	(3,196)	(2,843)	(851)
Accumulated net realized gains (losses) on investments	(2,009)	(20,963)	(188,735)	(172,183)	(63,029)
Net unrealized appreciation (depreciation) in value of investments	1,052	239,970	41,998	26,196	19,678
Net Assets at value	$41,513	$1,178,421	$272,231	$423,150	$199,310
Net Assets
Investor Class	$—	$986,156	$152,331	$—	$—
Trust Class	—	118,817	117,559	—	16,470
Advisor Class	—	626	—	—	—
Institutional Class	40,767	56,979	—	423,150	173,869
Class A	616	13,783	2,183	—	6,435
Class C	130	1,301	158	—	2,188
Class R3	—	759	—	—	348

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	25,690	67,461	—
Trust Class	—	—	1,172	67,692	—
Advisor Class	—	—	699	22,880	—
Institutional Class	8,696	95,971	290	112,326	507
Class A	276	76,746	29	—	9
Class C	91	29,407	30	—	5
Class R3	5	31	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$20.95	$34.84	$—
Trust Class	—	—	15.25	50.76	—
Advisor Class	—	—	10.43	28.62	—
Institutional Class	15.98	11.45	20.97	48.92	8.55
Class R3	15.74	11.40	—	—	—
Net Asset Value and redemption price per share
Class A	$15.93	$11.40	$15.17	$—	$8.54
Offering Price per share
Class A‡	$16.90	$12.10	$16.10	$—	$9.06
Net Asset Value and offering price per share
Class C^	$15.65	$11.35	$10.30	$—	$8.50
*Cost of Investments:
Unaffiliated issuers	$124,122	$2,177,226	$512,008	$4,455,244	$4,375
Affiliated issuers	—	—	—	2,912,632	—
Total cost of investments	$124,122	$2,177,226	$512,008	$7,367,876	$4,375
Total cost of foreign currency	$42	$1,218	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND
	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	63,843	9,198	—	—
Trust Class	—	9,864	6,391	—	1,778
Advisor Class	—	46	—	—	—
Institutional Class	4,433	3,684	—	46,372	18,810
Class A	67	1,150	119	—	699
Class C	14	97	9	—	240
Class R3	—	56	—	—	38
Net Asset Value, offering and redemption price per share
Investor Class	$—	$15.45	$16.56	$—	$—
Trust Class	—	12.05	18.39	—	9.26
Advisor Class	—	13.64	—	—	—
Institutional Class	9.20	15.47	—	9.13	9.24
Class R3	—	13.51	—	—	9.17
Net Asset Value and redemption price per share
Class A	$9.18	$11.98	$18.40	$—	$9.20
Offering Price per share
Class A‡	$9.74	$12.71	$19.52	$—	$9.76
Net Asset Value and offering price per share
Class C^	$9.13	$13.42	$18.38	$—	$9.13
*Cost of Investments:
Unaffiliated issuers	$41,014	$921,791	$229,165	$393,342	$179,634
Affiliated issuers	—	—	—	—	—
Total cost of investments	$41,014	$921,791	$229,165	$393,342	$179,634
Total cost of foreign currency	$—	$—	$140	$112	$69

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUNDa	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUNDb
	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$149,517	$707,258	$1,961,226	$624,593	$77,678
Affiliated issuers	—	—	—	—	—
	149,517	707,258	1,961,226	624,593	77,678
Foreign currency	—	—	—	—	—
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	64	810	5,748	264	50
Receivable for securities sold	—	5,436	25,456	—	89
Receivable for Fund shares sold	964	2,086	445	998	47
Receivable from Management—net (Note B)	6	—	—	—	—
Prepaid expenses and other assets	28	62	104	55	25
Total Assets	150,579	715,652	1,992,979	625,910	77,889
Liabilities
Options contracts written, at value (Note A)	—	—	—	—	—
Payable for securities purchased	1,989	1,798	27,520	—	—
Payable for Fund shares redeemed	55	944	6,718	323	9
Payable to investment manager—net (Note B)	100	293	745	258	18
Payable to administrator—net (Note B)	—	91	541	129	21
Accrued expenses and other payables	40	119	360	166	59
Total Liabilities	2,184	3,245	35,884	876	107
Net Assets at value	$148,395	$712,407	$1,957,095	$625,034	$77,782
Net Assets consist of:
Paid-in capital	$139,564	$617,180	$1,908,259	$441,781	$78,000
Undistributed net investment income (loss)	(319)	1,374	10,252	—	166
Distributions in excess of net investment income	—	—	—	(2,412)	—
Accumulated net realized gains (losses) on investments	(495)	(5,815)	(103,430)	(5,327)	(7,926)
Net unrealized appreciation (depreciation) in value of investments	9,645	99,668	142,014	190,992	7,542
Net Assets at value	$148,395	$712,407	$1,957,095	$625,034	$77,782
Net Assets
Investor Class	$—	$17,401	$1,137,616	$361,204	$47,788
Trust Class	—	—	310,878	41,276	20,790
Advisor Class	—	—	265,063	10,579	—
Institutional Class	131,214	590,297	201,214	150,723	4,574
Class A	9,862	68,721	42,220	57,094	4,237
Class C	7,319	35,663	71	1,759	201
Class R3	—	325	33	2,399	192

See Notes to Financial Statements

	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$136,118	$453,173	$72,008	$127,976	$1,870,377
Affiliated issuers	—	—	—	—	—
	136,118	453,173	72,008	127,976	1,870,377
Foreign currency	—	—	—	—	—
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	237	344	114	25	2,893
Receivable for securities sold	—	—	—	7,654	38,295
Receivable for Fund shares sold	390	5,793	45	116	2,262
Receivable from Management—net (Note B)	—	15	—	7	—
Prepaid expenses and other assets	25	44	30	40	70
Total Assets	136,770	459,369	72,197	135,818	1,913,897
Liabilities
Options contracts written, at value (Note A)	—	—	—	—	—
Payable for securities purchased	2,261	45	738	5,729	25,551
Payable for Fund shares redeemed	5	1,474	133	415	1,147
Payable to investment manager—net (Note B)	62	290	31	88	710
Payable to administrator—net (Note B)	13	—	1	—	479
Accrued expenses and other payables	40	131	58	98	280
Total Liabilities	2,381	1,940	961	6,330	28,167
Net Assets at value	$134,389	$457,429	$71,236	$129,488	$1,885,730
Net Assets consist of:
Paid-in capital	$119,138	$398,072	$62,342	$164,675	$1,663,204
Undistributed net investment income (loss)	1,247	—	—	(572)	3,872
Distributions in excess of net investment income	—	(103)	(78)	—	—
Accumulated net realized gains (losses) on investments	(4)	(3,757)	(940)	(48,175)	(101,025)
Net unrealized appreciation (depreciation) in value of investments	14,008	63,217	9,912	13,560	319,679
Net Assets at value	$134,389	$457,429	$71,236	$129,488	$1,885,730
Net Assets
Investor Class	$—	$—	$—	$64,849	$780,611
Trust Class	—	231,007	—	17,837	525,228
Advisor Class	—	—	—	6,691	—
Institutional Class	131,874	160,703	28,785	38,343	467,756
Class A	2,150	51,488	30,267	1,021	82,591
Class C	365	11,810	12,184	507	15,444
Class R3	—	2,421	—	240	14,100

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUNDa	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUNDb
	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	2,269	43,540	29,937	3,009
Trust Class	—	—	15,496	2,247	1,505
Advisor Class	—	—	15,350	566	—
Institutional Class	12,673	76,669	7,668	12,319	288
Class A	959	8,972	2,128	3,107	307
Class C	721	4,754	4	95	15
Class R3	—	43	2	128	14
Net Asset Value, offering and redemption price per share
Investor Class	$—	$7.67	$26.13	$12.07	$15.88
Trust Class	—	—	20.06	18.37	13.82
Advisor Class	—	—	17.27	18.71	—
Institutional Class	10.35	7.70	26.24	12.23	15.89
Class R3	—	7.61	17.17	18.78	13.81
Net Asset Value and redemption price per share
Class A	$10.28	$7.66	$19.84	$18.38	$13.81
Offering Price per share
Class A‡	$10.91	$8.13	$21.05	$19.50	$14.65
Net Asset Value and offering price per share
Class C^	$10.15	$7.50	$17.07	$18.53	$13.73
*Cost of Investments:
Unaffiliated issuers	$139,872	$607,590	$1,819,212	$433,601	$70,136
Affiliated issuers	—	—	—	—	—
Total cost of investments	$139,872	$607,590	$1,819,212	$433,601	$70,136
Total cost of foreign currency	$—	$—	$—	$—	$—

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

a	Formerly Partners Fund. See Note A of Notes to Financial Statements.

b	Formerly Regency Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	3,340	29,422
Trust Class	—	18,327	—	844	28,988
Advisor Class	—	—	—	478	—
Institutional Class	12,702	12,719	3,206	1,956	17,625
Class A	208	4,086	3,380	48	4,588
Class C	36	937	1,402	37	869
Class R3	—	192	—	17	788
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$19.42	$26.53
Trust Class	—	12.60	—	21.13	18.12
Advisor Class	—	—	—	13.99	—
Institutional Class	10.38	12.64	8.98	19.60	26.54
Class R3	—	12.60	—	14.02	17.89
Net Asset Value and redemption price per share
Class A	$10.35	$12.60	$8.95	$21.19	$18.00
Offering Price per share
Class A‡	$10.98	$13.37	$9.50	$22.48	$19.10
Net Asset Value and offering price per share
Class C^	$10.21	$12.60	$8.69	$13.83	$17.76
*Cost of Investments:
Unaffiliated issuers	$122,110	$389,955	$62,096	$114,416	$1,550,753
Affiliated issuers	—	—	—	—	—
Total cost of investments	$122,110	$389,955	$62,096	$114,416	$1,550,753
Total cost of foreign currency	$—	$—	$—	$—	$—

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

VALUE FUNDc
February 29, 2012
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$2,939
Affiliated issuers	—
2,939
Foreign currency	—
Deposits with brokers for open option contracts	—
Dividends and interest receivable	7
Receivable for securities sold	28
Receivable for Fund shares sold	49
Receivable from Management—net (Note B)	20
Prepaid expenses and other assets	27
Total Assets	3,070
Liabilities
Options contracts written, at value (Note A)	—
Payable for securities purchased	45
Payable for Fund shares redeemed	—
Payable to investment manager—net (Note B)	1
Payable to administrator—net (Note B)	—
Accrued expenses and other payables	53
Total Liabilities	99
Net Assets at value	$2,971
Net Assets consist of:
Paid-in capital	$3,583
Undistributed net investment income (loss)	21
Distributions in excess of net investment income	—
Accumulated net realized gains (losses) on investments	(885)
Net unrealized appreciation (depreciation) in value of investments	252
Net Assets at value	$2,971
Net Assets
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	2,015
Class A	915
Class C	41
Class R3	—

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

VALUE FUNDc
February 29, 2012
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	184
Class A	84
Class C	4
Class R3	—
Net Asset Value, offering and redemption price per share
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	10.95
Class R3	—
Net Asset Value and redemption price per share
Class A	$10.92
Offering Price per share
Class A‡	$11.59
Net Asset Value and offering price per share
Class C^	$10.88
*Cost of Investments:
Unaffiliated issuers	$2,687
Affiliated issuers	—
Total cost of investments	$2,687
Total cost of foreign currency	$—

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

c	Formerly Large Cap Value Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Equity Funds
(000's omitted)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$857	$30,199	$4,432	$40,453	$13
Dividend income—affiliated issuers (Note F)	—	—	—	38,686	—
Interest income—unaffiliated issuers	1	5,403	—	—	—
Foreign taxes withheld	(76)	(1,314)	(3)	(1,036)	(1)
Total income	$782	$34,288	$4,429	$78,103	$12
Expenses:
Investment management fees (Note B)	615	4,392	1,407	36,928	5
Administration fees (Note B)	37	550	158	3,351	—
Administration fees (Note B):
Investor Class	—	—	496	2,188	—
Trust Class	—	—	29	5,702	—
Advisor Class	—	—	12	1,028	—
Institutional Class	53	392	2	2,261	1
Class A	4	687	—	—	—
Class C	1	273	—	—	—
Class R3	—	—	—	—	—
Distribution fees (Note B):
Trust Class	—	—	8	—	—
Advisor Class	—	—	9	756	—
Class A	5	859	1	—	—
Class C	6	1,366	1	—	—
Class R3	—	1	—	—	—
Shareholder servicing agent fees:
Investor Class	—	—	172	730	—
Trust Class	—	—	2	175	—
Advisor Class	—	—	1	82	—
Institutional Class	14	44	—	243	—
Class A	2	78	—	—	—
Class C	—	35	—	—	—
Class R3	—	—	—	—	—
Audit fees	28	29	29	29	17
Custodian fees (Note A)	284	246	86	755	27
Insurance expense	3	40	16	321	—
Legal fees (Note H for International Fund)	43	37	37	75	44
Registration and filing fees	26	42	26	67	31
Reimbursement of expenses previously assumed by Management (Note B)	—	465	—	—	—
Shareholder reports	14	76	41	648	5
Trustees' fees and expenses	26	26	26	26	26
Miscellaneous	10	70	24	370	1
Total expenses	1,171	9,708	2,583	55,735	157

See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND
	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$241	$7,580	$2,460	$3,012	$1,557
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	—	—	—	1	—
Foreign taxes withheld	(18)	(19)	(185)	(232)	(122)
Total income	$223	$7,561	$2,275	$2,781	$1,435
Expenses:
Investment management fees (Note B)	138	2,780	1,126	1,436	497
Administration fees (Note B)	10	329	80	205	54
Administration fees (Note B):
Investor Class	—	930	148	—	—
Trust Class	—	179	197	—	27
Advisor Class	—	1	—	—	—
Institutional Class	14	21	—	50	71
Class A	—	12	1	—	5
Class C	—	1	—	—	2
Class R3	—	1	—	—	—
Distribution fees (Note B):
Trust Class	—	53	—	—	8
Advisor Class	—	1	—	—	—
Class A	—	15	1	—	7
Class C	1	6	1	—	10
Class R3	—	1	—	—	—
Shareholder servicing agent fees:
Investor Class	—	378	76	—	—
Trust Class	—	7	32	—	5
Advisor Class	—	—	—	—	—
Institutional Class	2	2	—	15	7
Class A	—	2	—	—	2
Class C	—	—	—	—	—
Class R3	—	—	—	—	—
Audit fees	17	29	30	30	29
Custodian fees (Note A)	38	147	168	148	109
Insurance expense	—	33	9	9	6
Legal fees (Note H for International Fund)	45	36	787	48	45
Registration and filing fees	31	29	20	6	27
Reimbursement of expenses previously assumed by Management (Note B)	—	1	—	—	—
Shareholder reports	6	64	44	25	13
Trustees' fees and expenses	26	26	26	26	26
Miscellaneous	1	42	18	17	12
Total expenses	329	5,126	2,764	2,015	962

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012
Expenses reimbursed by Management (Note B)	(390)	—	(2)	(299)	(148)
Investment management fees waived (Note B)	—	—	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	—	—	—
Net expenses prior to reimbursement of insurance proceeds	781	9,708	2,581	55,436	9
Reimbursement from insurance proceeds (Note H)	—	—	—	—	—
Total net expenses	781	9,708	2,581	55,436	9
Net investment income (loss)	$1	$24,580	$1,848	$22,667	$3
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(14,385)	2,044	4,416	142,456	(50)
Sales of investment securities of affiliated issuers	—	—	—	18,971	—
Foreign currency	(123)	(268)	—	(5)	(5)
Options written	—	845	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	15,825	65,562	55,366	523,259	150
Affiliated investment securities	—	—	—	56,531	—
Foreign currency	4	(20)	—	5	—
Options written	—	274	—	—	—
Net gain (loss) on investments	1,321	68,437	59,782	741,217	95
Net increase (decrease) in net assets resulting from operations	$1,322	$93,017	$61,630	$763,884	$98

See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND
	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012
Expenses reimbursed by Management (Note B)	(125)	(2)	(6)	(614)	(101)
Investment management fees waived (Note B)	—	—	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	—	—	—
Net expenses prior to reimbursement of insurance proceeds	204	5,124	2,758	1,401	861
Reimbursement from insurance proceeds (Note H)	—	—	(298)	—	—
Total net expenses	204	5,124	2,460	1,401	861
Net investment income (loss)	$19	$2,437	$(185)	$1,380	$574
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(1,927)	666	2,933	(8,065)	(2,590)
Sales of investment securities of affiliated issuers	—	—	—	—	—
Foreign currency	2	28	(104)	(177)	(81)
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	2,061	78,967	(4,397)	14,026	4,110
Affiliated investment securities	—	—	—	—	—
Foreign currency	1	(107)	1	(10)	(12)
Options written	—	—	—	—	—
Net gain (loss) on investments	137	79,554	(1,567)	5,774	1,427
Net increase (decrease) in net assets resulting from operations	$156	$81,991	$(1,752)	$7,154	$2,001

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUNDa	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUNDb
	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$574	$4,154	$19,576	$1,503	$624
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	—	12	64	15	3
Foreign taxes withheld	—	(3)	(364)	(7)	(2)
Total income	$574	$4,163	$19,276	$1,511	$625
Expenses:
Investment management fees (Note B)	564	1,736	4,637	1,461	199
Administration fees (Note B)	40	197	584	164	22
Administration fees (Note B):
Investor Class	—	15	1,108	334	45
Trust Class	—	—	589	54	36
Advisor Class	—	—	465	15	—
Institutional Class	53	252	88	59	2
Class A	9	48	25	40	2
Class C	6	34	—	1	—
Class R3	—	—	—	1	—
Distribution fees (Note B):
Trust Class	—	—	173	—	11
Advisor Class	—	—	342	11	—
Class A	11	59	31	49	3
Class C	30	171	1	6	1
Class R3	—	1	—	3	—
Shareholder servicing agent fees:
Investor Class	—	12	366	194	24
Trust Class	—	—	21	3	10
Advisor Class	—	—	20	1	—
Institutional Class	6	32	9	7	—
Class A	2	7	1	4	—
Class C	1	4	—	1	—
Class R3	—	—	—	—	—
Audit fees	11	11	29	11	11
Custodian fees (Note A)	36	95	195	93	43
Insurance expense	4	20	64	17	2
Legal fees	44	45	49	43	44
Registration and filing fees	10	38	34	29	19
Reimbursement of expenses previously assumed by Management (Note B)	—	5	3	8	—
Shareholder reports	8	63	76	46	4
Trustees' fees and expenses	26	26	26	26	26
Miscellaneous	7	26	82	23	5
Total expenses	868	2,897	9,018	2,704	509

See Notes to Financial Statements

	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,878	$6,017	$339	$243	$11,724
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	1	6	—	1	2
Foreign taxes withheld	(8)	(140)	(7)	(1)	(166)
Total income	$1,871	$5,883	$332	$243	$11,560
Expenses:
Investment management fees (Note B)	340	1,555	190	625	4,065
Administration fees (Note B)	34	117	20	44	504
Administration fees (Note B):
Investor Class	—	—	—	61	668
Trust Class	—	361	—	30	817
Advisor Class	—	—	—	12	—
Institutional Class	51	56	12	27	192
Class A	1	41	30	1	79
Class C	—	9	12	—	13
Class R3	—	1	—	—	11
Distribution fees (Note B):
Trust Class	—	106	—	9	240
Advisor Class	—	—	—	9	—
Class A	1	51	37	1	99
Class C	1	47	61	2	67
Class R3	—	3	—	—	29
Shareholder servicing agent fees:
Investor Class	—	—	—	43	256
Trust Class	—	34	—	8	35
Advisor Class	—	—	—	2	—
Institutional Class	9	8	1	5	20
Class A	—	12	7	1	20
Class C	—	3	2	—	4
Class R3	—	—	—	—	1
Audit fees	11	30	28	11	11
Custodian fees (Note A)	29	71	23	57	197
Insurance expense	2	10	2	6	48
Legal fees	42	44	42	42	39
Registration and filing fees	17	26	18	31	38
Reimbursement of expenses previously assumed by Management (Note B)	—	—	—	—	1
Shareholder reports	4	71	11	37	141
Trustees' fees and expenses	26	26	26	26	26
Miscellaneous	6	18	4	13	65
Total expenses	574	2,700	526	1,103	7,686

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUNDa	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUNDb
	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012
Expenses reimbursed by Management (Note B)	(154)	(127)	—	(46)	(20)
Investment management fees waived (Note B)	—	—	—	—	(60)
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	(1)	—	—
Net expenses prior to reimbursement of insurance proceeds	714	2,770	9,017	2,658	429
Reimbursement from insurance proceeds (Note H)	—	—	—	—	—
Total net expenses	714	2,770	9,017	2,658	429
Net investment income (loss)	$(140)	$1,393	$10,259	$(1,147)	$196
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,288	(3,813)	215,002	17,897	7,790
Sales of investment securities of affiliated issuers	—	—	—	—	—
Foreign currency	—	(1)	(35)	—	—
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	15,928	61,575	(133,675)	47,291	723
Affiliated investment securities	—	—	—	—	—
Foreign currency	—	—	—	—	—
Options written	—	—	—	—	—
Net gain (loss) on investments	17,216	57,761	81,292	65,188	8,513
Net increase (decrease) in net assets resulting from operations	$17,076	$59,154	$91,551	$64,041	$8,709

a	Formerly Partners Fund. See Note A of Notes to Financial Statements.

b	Formerly Regency Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012	For the Six Months Ended February 29, 2012
Expenses reimbursed by Management (Note B)	(3)	(747)	(128)	(288)	(2)
Investment management fees waived (Note B)	—	—	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	—	—	—
Net expenses prior to reimbursement of insurance proceeds	571	1,953	398	815	7,684
Reimbursement from insurance proceeds (Note H)	—	—	—	—	—
Total net expenses	571	1,953	398	815	7,684
Net investment income (loss)	$1,300	$3,930	$(66)	$(572)	$3,876
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	915	4,248	(937)	16,745	(3,314)
Sales of investment securities of affiliated issuers	—	—	—	—	—
Foreign currency	—	68	—	—	(17)
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	12,400	23,131	6,073	(4,944)	145,193
Affiliated investment securities	—	—	—	—	—
Foreign currency	—	(1)	—	—	(85)
Options written	—	—	—	—	—
Net gain (loss) on investments	13,315	27,446	5,136	11,801	141,777
Net increase (decrease) in net assets resulting from operations	$14,615	$31,376	$5,070	$11,229	$145,653

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

VALUE FUNDc
For the Six Months Ended February 29, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$32
Dividend income—affiliated issuers (Note F)	—
Interest income—unaffiliated issuers	—
Foreign taxes withheld	—
Total income	$32
Expenses:
Investment management fees (Note B)	8
Administration fees (Note B)	1
Administration fees (Note B):
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	1
Class A	—
Class C	—
Class R3	—
Distribution fees (Note B):
Trust Class	—
Advisor Class	—
Class A	1
Class C	—
Class R3	—
Shareholder servicing agent fees:
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	—
Class A	—
Class C	—
Class R3	—
Audit fees	29
Custodian fees (Note A)	16
Insurance expense	—
Legal fees	46
Registration and filing fees	36
Reimbursement of expenses previously assumed by Management (Note B)	—
Shareholder reports	—
Trustees' fees and expenses	26
Miscellaneous	—
Total expenses	164

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

VALUE FUNDc
For the Six Months Ended February 29, 2012
Expenses reimbursed by Management (Note B)	(152)
Investment management fees waived (Note B)	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—
Net expenses prior to reimbursement of insurance proceeds	12
Reimbursement from insurance proceeds (Note H)	—
Total net expenses	12
Net investment income (loss)	$20
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	26
Sales of investment securities of affiliated issuers	—
Foreign currency	—
Options written	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	215
Affiliated investment securities	—
Foreign currency	—
Options written	—
Net gain (loss) on investments	241
Net increase (decrease) in net assets resulting from operations	$261

c  Formerly Large Cap Value Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND
	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1	$658	$24,580	$24,037	$1,848	$3,747
Net realized gain (loss) on investments	(14,508)	(2,675)	2,621	14,991	4,416	67,909
Change in net unrealized appreciation (depreciation) of investments	15,829	(8,971)	65,816	50,209	55,366	19,464
Net increase (decrease) in net assets resulting from operations	1,322	(10,988)	93,017	89,237	61,630	91,120
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	(2,577)	(2,980)
Trust Class	—	—	—	—	(92)	(108)
Advisor Class	—	—	—	—	(64)	(57)
Institutional Class	(730)	(41)	(14,609)	(12,641)	(31)	(0)
Class A	(17)	—	(10,368)	(12,923)	(3)	(0)
Class C	—	—	(3,316)	(3,415)	(3)	(0)
Class R3	—	—	(3)	(1)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	(569)	(5,596)	—	—	—
Class A	—	(180)	(4,332)	—	—	—
Class C	—	(16)	(1,721)	—	—	—
Class R3	—	(1)	(1)	—	—	—
Total distributions to shareholders	(747)	(807)	(39,946)	(28,980)	(2,770)	(3,145)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	1,272	4,465
Trust Class	—	—	—	—	516	1,882
Advisor Class	—	—	—	—	380	1,052
Institutional Class	74,757	127,870	462,779	648,610	2,019	5,659
Class A	1,335	7,005	361,208	515,353	62	489
Class C	519	1,223	107,495	191,097	26	263
Class R3	50	—	194	163	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	2,256	2,599
Trust Class	—	—	—	—	85	101
Advisor Class	—	—	—	—	64	56
Institutional Class	422	557	13,897	8,064	30	—
Class A	14	175	13,422	11,201	2	—
Class C	—	4	2,773	1,543	3	—
Class R3	—	1	4	1	—	—

See Notes to Financial Statements

	GENESIS FUND		GLOBAL EQUITY FUND
	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$22,667	$93,433	$3	$—
Net realized gain (loss) on investments	161,422	761,166	(55)	(12)
Change in net unrealized appreciation (depreciation) of investments	579,795	1,784,743	150	(80)
Net increase (decrease) in net assets resulting from operations	763,884	2,639,342	98	(92)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(36,815)	—	—	—
Trust Class	(33,733)	—	—	—
Advisor Class	(10,236)	—	—	—
Institutional Class	(66,955)	—	(71)	—
Class A	—	—	(6)	—
Class C	—	—	(4)	—
Class R3	—	—	—	—
Net realized gain on investments:
Investor Class	(70,465)	—	—	—
Trust Class	(74,551)	—	—	—
Advisor Class	(23,285)	—	—	—
Institutional Class	(115,727)	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Total distributions to shareholders	(431,767)	—	(81)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	250,357	411,792	—	—
Trust Class	325,551	609,606	—	—
Advisor Class	113,770	218,796	—	—
Institutional Class	680,838	1,414,762	3,424	900
Class A	—	—	10	68
Class C	—	—	—	50
Class R3	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	103,772	—	—	—
Trust Class	104,665	—	—	—
Advisor Class	30,703	—	—	—
Institutional Class	178,822	—	71	—
Class A	—	—	6	—
Class C	—	—	4	—
Class R3	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND
	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011
Payments for shares redeemed:
Investor Class	—	—	—	—	(24,812)	(65,924)
Trust Class	—	—	—	—	(2,445)	(6,321)
Advisor Class	—	—	—	—	(1,646)	(2,423)
Institutional Class	(44,386)	(18,015)	(105,888)	(78,082)	(1,351)	(313)
Class A	(1,867)	(7,828)	(86,098)	(166,272)	(47)	(106)
Class C	(281)	(92)	(16,946)	(11,301)	(27)	—
Class R3	—	—	(42)	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	8	—	—	—	—
Class A	—	1	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	30,563	110,909	752,798	1,120,377	(23,613)	(58,521)
Voluntary Contribution from Management (Note B)	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets	31,138	99,114	805,869	1,180,634	35,247	29,454
Net Assets:
Beginning of period	113,734	14,620	1,502,125	321,491	535,001	505,547
End of period	$144,872	$113,734	$2,307,994	$1,502,125	$570,248	$535,001
Undistributed net investment income (loss) at end of period	$—	$413	$—	$483	$1,848	$2,770
Distributions in excess of net investment income at end of period	$(333)	$—	$(3,233)	$—	$—	$—

See Notes to Financial Statements

	GENESIS FUND		GLOBAL EQUITY FUND
	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011
Payments for shares redeemed:
Investor Class	(204,912)	(557,618)	—	—
Trust Class	(547,144)	(1,124,133)	—	—
Advisor Class	(97,184)	(186,185)	—	—
Institutional Class	(505,389)	(1,099,210)	—	—
Class A	—	—	(1)	—
Class C	—	—	—	—
Class R3	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Net increase (decrease) from Fund share transactions	433,849	(312,190)	3,514	1,018
Voluntary Contribution from Management (Note B)	—	—	—	—
Net Increase (Decrease) in Net Assets	765,966	2,327,152	3,531	926
Net Assets:
Beginning of period	11,170,384	8,843,232	926	—
End of period	$11,936,350	$11,170,384	$4,457	$926
Undistributed net investment income (loss) at end of period	$—	$95,413	$—	$(1)
Distributions in excess of net investment income at end of period	$(29,659)	$—	$(79)	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GLOBAL THEMATIC OPPORTUNITIES FUND		GUARDIAN FUND		INTERNATIONAL FUND
	Six Months Ended February 29, 2012 (Unaudited)	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$19	$(4)	$2,437	$8,382	$(185)	$2,659
Net realized gain (loss) on investments	(1,925)	(96)	694	103,188	2,829	40,154
Change in net unrealized appreciation (depreciation) of investments	2,062	(1,010)	78,860	91,224	(4,396)	10,361
Net increase (decrease) in net assets resulting from operations	156	(1,110)	81,991	202,794	(1,752)	53,174
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(6,591)	(3,466)	(1,365)	(2,185)
Trust Class	—	—	(913)	(310)	(686)	(1,529)
Advisor Class	—	—	(2)	—	—	—
Institutional Class	(62)	—	(459)	(36)	—	—
Class A	(0)	—	(122)	(22)	(9)	—
Class C	(0)	—	(4)	(1)	—	—
Class R3	—	—	(6)	(1)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Total distributions to shareholders	(62)	—	(8,097)	(3,836)	(2,060)	(3,714)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	8,890	32,695	2,899	10,846
Trust Class	—	—	19,399	33,092	6,176	18,131
Advisor Class	—	—	96	117	—	—
Institutional Class	16,516	29,484	27,369	36,674	—	—
Class A	496	171	4,165	10,427	1,560	830
Class C	56	77	150	800	100	57
Class R3	—	—	416	473	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	6,172	3,241	1,207	1,940
Trust Class	—	—	882	297	649	1,448
Advisor Class	—	—	2	—	—	—
Institutional Class	62	—	415	31	—	—
Class A	—	—	111	22	8	—
Class C	—	—	3	1	—	—
Class R3	—	—	3	—	—	—

See Notes to Financial Statements

	INTERNATIONAL INSTITUTIONAL FUND		INTERNATIONAL LARGE CAP FUND
	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,380	$4,342	$574	$2,826
Net realized gain (loss) on investments	(8,242)	8,683	(2,671)	10,193
Change in net unrealized appreciation (depreciation) of investments	14,016	1,376	4,098	8,802
Net increase (decrease) in net assets resulting from operations	7,154	14,401	2,001	21,821
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	—	—	(179)	(161)
Advisor Class	—	—	—	—
Institutional Class	(4,223)	(3,471)	(2,615)	(1,114)
Class A	—	—	(68)	(62)
Class C	—	—	(8)	(8)
Class R3	—	—	(1)	(0)
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Total distributions to shareholders	(4,223)	(3,471)	(2,871)	(1,345)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	—	—	517	5,989
Advisor Class	—	—	—	—
Institutional Class	83,482	180,832	26,028	50,530
Class A	—	—	1,798	3,705
Class C	—	—	302	1,030
Class R3	—	—	320	35
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	—	—	153	148
Advisor Class	—	—	—	—
Institutional Class	4,205	3,456	2,551	1,079
Class A	—	—	65	60
Class C	—	—	2	2
Class R3	—	—	1	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GLOBAL THEMATIC OPPORTUNITIES FUND		GUARDIAN FUND		INTERNATIONAL FUND
	Six Months Ended February 29, 2012 (Unaudited)	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011
Payments for shares redeemed:
Investor Class	—	—	(52,883)	(127,037)	(16,526)	(45,429)
Trust Class	—	—	(11,373)	(24,645)	(21,521)	(73,573)
Advisor Class	—	—	(138)	(109)	—	—
Institutional Class	(3,299)	(966)	(8,463)	(6,573)	—	—
Class A	(68)	—	(2,174)	(3,569)	(208)	(26)
Class C	—	—	(30)	(110)	(8)	—
Class R3	—	—	(114)	(115)	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—	2
Trust Class	—	—	—	—	—	1
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	13,763	28,766	(7,102)	(44,288)	(25,664)	(85,773)
Voluntary Contribution from Management (Note B)	—	—	—	—	—	2,721
Net Increase (Decrease) in Net Assets	13,857	27,656	66,792	154,670	(29,476)	(33,592)
Net Assets:
Beginning of period	27,656	—	1,111,629	956,959	301,707	335,299
End of period	$41,513	$27,656	$1,178,421	$1,111,629	$272,231	$301,707
Undistributed net investment income (loss) at end of period	$—	$(16)	$2,432	$8,092	$—	$—
Distributions in excess of net investment income at end of period	$(59)	$—	$—	$—	$(3,196)	$(951)

See Notes to Financial Statements

	INTERNATIONAL INSTITUTIONAL FUND		INTERNATIONAL LARGE CAP FUND
	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011
Payments for shares redeemed:
Investor Class	—	—	—	—
Trust Class	—	—	(2,557)	(19,007)
Advisor Class	—	—	—	—
Institutional Class	(10,065)	(20,693)	(15,499)	(34,663)
Class A	—	—	(705)	(9,229)
Class C	—	—	(194)	(664)
Class R3	—	—	(77)	(24)
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	2
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Net increase (decrease) from Fund share transactions	77,622	163,595	12,705	(1,007)
Voluntary Contribution from Management (Note B)	—	—	—	—
Net Increase (Decrease) in Net Assets	80,553	174,525	11,835	19,469
Net Assets:
Beginning of period	342,597	168,072	187,475	168,006
End of period	$423,150	$342,597	$199,310	$187,475
Undistributed net investment income (loss) at end of period	$—	$—	$—	$1,446
Distributions in excess of net investment income at end of period	$(2,843)	$—	$(851)	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUNDa
	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(140)	$(456)	$1,393	$1,095	$10,259	$8,452
Net realized gain (loss) on investments	1,288	14,497	(3,814)	38,094	214,967	260,236
Change in net unrealized appreciation (depreciation) of investments	15,928	(11,232)	61,575	41,586	(133,675)	65,287
Net increase (decrease) in net assets resulting from operations	17,076	2,809	59,154	80,775	91,551	333,975
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	(3)	(5,044)	(1,651)
Trust Class	—	—	—	—	(744)	(41)
Advisor Class	—	—	—	—	(781)	—
Institutional Class	—	(280)	(1,020)	(1,073)	(1,276)	(512)
Class A	—	(5)	—	(17)	(337)	(1)
Class C	—	(0)	—	—	—	(0)
Class R3	—	—	—	—	(0)	(0)
Net realized gain on investments:
Investor Class	—	—	(694)	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(12,140)	(3,436)	(24,715)	—	—	—
Class A	(862)	(72)	(2,394)	—	—	—
Class C	(649)	(3)	(1,542)	—	—	—
Class R3	—	—	(14)	—	—	—
Total distributions to shareholders	(13,651)	(3,796)	(30,379)	(1,093)	(8,182)	(2,205)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	2,165	5,825	12,143	74,334
Trust Class	—	—	—	—	11,287	38,654
Advisor Class	—	—	—	—	12,147	42,986
Institutional Class	21,149	41,002	91,285	274,226	22,557	96,923
Class A	2,622	11,755	36,068	30,062	40,466	3,028
Class C	2,260	7,696	4,400	10,912	—	40
Class R3	—	—	50	379	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	688	3	4,822	1,578
Trust Class	—	—	—	—	717	40
Advisor Class	—	—	—	—	754	—
Institutional Class	11,053	3,704	19,730	763	1,250	494
Class A	713	77	2,034	14	336	1
Class C	225	2	413	—	—	—
Class R3	—	—	1	—	—	—

See Notes to Financial Statements

	MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUNDb
	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(1,147)	$(2,267)	$196	$372
Net realized gain (loss) on investments	17,897	65,527	7,790	12,321
Change in net unrealized appreciation (depreciation) of investments	47,291	60,375	723	7,548
Net increase (decrease) in net assets resulting from operations	64,041	123,635	8,709	20,241
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(637)	—	(193)	(65)
Trust Class	(9)	—	(94)	(43)
Advisor Class	—	—	—	—
Institutional Class	(600)	—	(26)	(3)
Class A	(19)	—	(12)	(0)
Class C	—	—	—	—
Class R3	—	—	(0)	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Total distributions to shareholders	(1,265)	—	(325)	(111)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	3,957	10,733	3,147	7,185
Trust Class	18,026	8,510	897	5,314
Advisor Class	2,251	4,083	—	—
Institutional Class	38,006	62,788	1,588	3,620
Class A	34,293	16,606	2,706	1,432
Class C	1,076	405	59	93
Class R3	1,794	747	6	124
Proceeds from reinvestment of dividends and distributions:
Investor Class	583	—	182	62
Trust Class	9	—	89	41
Advisor Class	—	—	—	—
Institutional Class	587	—	24	3
Class A	19	—	9	—
Class C	—	—	—	—
Class R3	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUNDa
	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011
Payments for shares redeemed:
Investor Class	—	—	(1,652)	(3,962)	(100,427)	(268,716)
Trust Class	—	—	—	—	(138,152)	(251,604)
Advisor Class	—	—	—	—	(67,320)	(126,640)
Institutional Class	(18,828)	(12,601)	(109,881)	(120,864)	(31,920)	(61,130)
Class A	(2,285)	(2,413)	(12,700)	(30,147)	(2,343)	(1,356)
Class C	(787)	(1,008)	(7,305)	(10,420)	—	—
Class R3	—	—	(50)	(126)	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	16,122	48,214	25,246	156,665	(233,683)	(451,368)
Voluntary Contribution from Management (Note B)	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets	19,547	47,227	54,021	236,347	(150,314)	(119,598)
Net Assets:
Beginning of period	128,848	81,621	658,386	422,039	2,107,409	2,227,007
End of period	$148,395	$128,848	$712,407	$658,386	$1,957,095	$2,107,409
Undistributed net investment income (loss) at end of period	$(319)	$—	$1,374	$1,001	$10,252	$8,175
Distributions in excess of net investment income at end of period	$—	$(179)	$—	$—	$—	$—

a	Formerly Partners Fund. See Note A of Notes to Financial Statements.

b	Formerly Regency Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

	MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUNDb
	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011
Payments for shares redeemed:
Investor Class	(15,734)	(45,446)	(7,220)	(26,056)
Trust Class	(8,528)	(8,218)	(6,670)	(72,798)
Advisor Class	(1,651)	(2,007)	—	—
Institutional Class	(17,108)	(99,978)	(916)	(517)
Class A	(7,784)	(9,011)	(170)	(134)
Class C	(109)	(62)	—	(10)
Class R3	(84)	(356)	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Net increase (decrease) from Fund share transactions	49,603	(61,206)	(6,269)	(81,641)
Voluntary Contribution from Management (Note B)	—	—	—	—
Net Increase (Decrease) in Net Assets	112,379	62,429	2,115	(61,511)
Net Assets:
Beginning of period	512,655	450,226	75,667	137,178
End of period	$625,034	$512,655	$77,782	$75,667
Undistributed net investment income (loss) at end of period	$—	$—	$166	$295
Distributions in excess of net investment income at end of period	$(2,412)	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SELECT EQUITIES FUND
	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,300	$388	$3,930	$2,010	$(66)	$176
Net realized gain (loss) on investments	915	3,155	4,316	14,550	(937)	6,095
Change in net unrealized appreciation (depreciation) of investments	12,400	5,545	23,130	11,482	6,073	4,810
Net increase (decrease) in net assets resulting from operations	14,615	9,088	31,376	28,042	5,070	11,081
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	(2,244)	(3,358)	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(257)	(363)	(1,344)	(1,252)	(62)	(165)
Class A	(0)	(1)	(382)	(238)	—	(75)
Class C	—	—	(56)	(33)	—	—
Class R3	—	—	(7)	(2)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(3,256)	—	—	—	(2,106)	(588)
Class A	(10)	—	—	—	(2,335)	(936)
Class C	(7)	—	—	—	(923)	(374)
Class R3	—	—	—	—	—	—
Total distributions to shareholders	(3,530)	(364)	(4,033)	(4,883)	(5,426)	(2,138)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	41,384	138,594	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	53,503	69,807	53,077	108,485	5,112	15,320
Class A	2,123	559	18,020	44,074	2,859	11,389
Class C	108	155	3,361	8,984	1,242	2,667
Class R3	—	—	2,158	355	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	2,200	3,267	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	388	16	910	643	1,725	653
Class A	6	—	329	207	2,128	915
Class C	5	—	40	21	697	237
Class R3	—	—	5	2	—	—

See Notes to Financial Statements

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(572)	$(1,759)	$3,876	$9,945
Net realized gain (loss) on investments	16,745	51,081	(3,331)	77,087
Change in net unrealized appreciation (depreciation) of investments	(4,944)	7,233	145,108	112,965
Net increase (decrease) in net assets resulting from operations	11,229	56,555	145,653	199,997
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(3,089)	(921)
Trust Class	—	—	(3,004)	(696)
Advisor Class	—	—	—	—
Institutional Class	—	—	(2,793)	(765)
Class A	—	—	(623)	(104)
Class C	—	—	(37)	(6)
Class R3	—	—	(96)	(4)
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Total distributions to shareholders	—	—	(9,642)	(2,496)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,995	5,673	146,831	139,144
Trust Class	859	4,236	70,529	164,774
Advisor Class	747	3,396	—	—
Institutional Class	2,927	24,584	71,842	281,194
Class A	858	2,105	18,595	71,454
Class C	336	183	2,283	10,253
Class R3	140	18	4,480	10,856
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	2,906	867
Trust Class	—	—	2,971	687
Advisor Class	—	—	—	—
Institutional Class	—	—	2,664	718
Class A	—	—	517	86
Class C	—	—	27	4
Class R3	—	—	94	3

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SELECT EQUITIES FUND
	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	(43,273)	(72,565)	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(23,869)	(34,607)	(19,325)	(17,479)	(5,270)	(8,413)
Class A	(420)	(744)	(6,362)	(8,698)	(5,504)	(24,490)
Class C	(5)	—	(619)	(770)	(2,825)	(2,924)
Class R3	—	—	(215)	(39)	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	83	—	—
Institutional Class	—	—	—	27	—	—
Class A	—	—	—	7	—	—
Class C	—	—	—	1	—	—
Class R3	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	31,839	35,186	51,690	205,199	164	(4,646)
Voluntary Contribution from Management (Note B)	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets	42,924	43,910	79,033	228,358	(192)	4,297
Net Assets:
Beginning of period	91,465	47,555	378,396	150,038	71,428	67,131
End of period	$134,389	$91,465	$457,429	$378,396	$71,236	$71,428
Undistributed net investment income (loss) at end of period	$1,247	$204	$—	$—	$—	$50
Distributions in excess of net investment income at end of period	$—	$—	$(103)	$—	$(78)	$—

See Notes to Financial Statements

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011
Payments for shares redeemed:
Investor Class	(6,339)	(38,006)	(74,105)	(187,556)
Trust Class	(3,779)	(13,552)	(70,195)	(101,822)
Advisor Class	(2,525)	(8,117)	—	—
Institutional Class	(70,946)	(30,528)	(58,135)	(51,612)
Class A	(1,125)	(1,630)	(18,526)	(7,369)
Class C	(195)	(11)	(850)	(695)
Class R3	—	(5)	(1,174)	(1,046)
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Net increase (decrease) from Fund share transactions	(77,047)	(51,654)	100,754	329,940
Voluntary Contribution from Management (Note B)	—	—	—	—
Net Increase (Decrease) in Net Assets	(65,818)	4,901	236,765	527,441
Net Assets:
Beginning of period	195,306	190,405	1,648,965	1,121,524
End of period	$129,488	$195,306	$1,885,730	$1,648,965
Undistributed net investment income (loss) at end of period	$(572)	$—	$3,872	$9,638
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	VALUE FUNDc
	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$20	$20
Net realized gain (loss) on investments	26	239
Change in net unrealized appreciation (depreciation) of investments	215	8
Net increase (decrease) in net assets resulting from operations	261	267
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	(16)	(11)
Class A	(3)	—
Class C	(0)	—
Class R3	—	—
Net realized gain on investments:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	—	—
Class A	—	—
Class C	—	—
Class R3	—	—
Total distributions to shareholders	(19)	(11)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	239	1,833
Class A	551	365
Class C	8	31
Class R3	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	16	11
Class A	3	—
Class C	—	—
Class R3	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	VALUE FUNDc
	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011
Payments for shares redeemed:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	(1,078)	(677)
Class A	(36)	—
Class C	—	—
Class R3	—	—
Redemption fees retained:
Investor Class	—	—
Trust Class	—	—
Institutional Class	—	—
Class A	—	—
Class C	—	—
Class R3	—	—
Net increase (decrease) from Fund share transactions	(297)	1,563
Voluntary Contribution from Management (Note B)	—	—
Net Increase (Decrease) in Net Assets	(55)	1,819
Net Assets:
Beginning of period	3,026	1,207
End of period	$2,971	$3,026
Undistributed net investment income (loss) at end of period	$21	$20
Distributions in excess of net investment income at end of period	$—	$—

c  Formerly Large Cap Value Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Notes to Financial Statements Equity Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Funds are separate operating series of the Trust, each of which (except Multi-Cap Opportunities and Select Equities) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Ten Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty offer Institutional Class shares, nineteen offer Class A shares, nineteen offer Class C shares, and eleven offer Class R3 shares. Effective April 2, 2012, Neuberger Berman Large Cap Value Fund changed its name to Neuberger Berman Value Fund; Neuberger Berman Partners Fund changed its name to Neuberger Berman Large Cap Value Fund; and Neuberger Berman Regency Fund changed its name to Neuberger Berman Mid Cap Intrinsic Value Fund. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the six months ended February 29, 2012 were $581, $31,321, $548,599, $285,523, $78,408, $287, $42,747, $47,584, $81,164, $862, $9,393 and $17,193 for Equity Income, Focus, Genesis, Guardian, Intrinsic Value, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth and Socially Responsive, respectively.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent a Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2008-2010. As of February 29, 2012, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends paid deduction for income tax purposes.

As determined on August 31, 2011, permanent differences resulting primarily from different book and tax accounting for net operating losses, convertible preferred stock income adjustments, contingent payment debt instrument basis adjustments, premium amortization adjustments, partnership and grantor trust income adjustments, foreign capital gains tax, foreign currency gains and losses, capital gain tax adjustments, nondeductible 12b-1 fees, non-taxable distributions from stocks, passive foreign investment companies gains and losses, distribution redesignations, excise taxes, distributions in excess of earnings, voluntary contribution from Management, capital loss carryforwards expiring and characterization of distributions from real estate investment trusts ("REITs") were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund.

For tax purposes, short-term gains are considered ordinary income.

The tax character of distributions paid during the years ended August 31, 2011 and August 31, 2010 were as follows:

	Distributions Paid From:
	Ordinary Income				Long-Term Capital Gain				Return of Capital				Total
	2011		2010		2011		2010		2011		2010		2011		2010
Emerging Markets Equity	$260,779		$401,423		$546,041		$75,247		$—		$—		$806,820		$476,670
Equity Income	28,980,423		4,424,691		—		—		—		—		28,980,423		4,424,691
Focus	3,145,492		4,526,117		—		—		—		—		3,145,492		4,526,117
Genesis	—		—		—		—		—		—		—		—
Global Equity	—	(2)	—		—	(2)	—		—	(2)	—		—	(2)	—
Global Thematic Opportunities	—	(2)	—		—	(2)	—		—	(2)	—		—	(2)	—
Guardian	3,835,761		5,201,382		—		—		—		—		3,835,761		5,201,382
International	3,714,343		3,578,758		—		—		—		1,437,207		3,714,343		5,015,965
International Institutional	3,471,677		3,178,503		—		—		—		—		3,471,677		3,178,503
International Large Cap	1,345,152		1,424,898		—		—		—		—		1,345,152		1,424,898
Intrinsic Value	773,419		—	(1)	3,022,518		—	(1)	—		—	(1)	3,795,937		—	(1)
Large Cap Disciplined Growth	1,092,590		406,207		—		—		—		—		1,092,590		406,207
Large Cap Value	2,204,971		16,039,409		—		—		—		—		2,204,971		16,039,409
Mid Cap Growth	—		—		—		—		—		—		—		—
Mid Cap Intrinsic Value	111,346		593,129		—		—		—		—		111,346		593,129

	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2011	2010	2011	2010	2011	2010	2011	2010
Multi-Cap Opportunities	$363,704	$30,769	$—	$—	$—	$—	$363,704	$30,769
Real Estate	4,883,092	1,678,446	—	—	—	459,930	4,883,092	2,138,376
Select Equities	742,451	1,374,065	1,396,018	—	—	—	2,138,469	1,374,065
Small Cap Growth	—	—	—	—	—	—	—	—
Socially Responsive	2,495,671	3,545,308	—	—	—	—	2, 495,671	3,545,308
Value	11,626	31,594	—	—	—	—	11,626	31,594

(1)	Period from May 10, 2010 (Commencement of Operations) to August 31, 2010.

(2)	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011.

As of August 31, 2011, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Emerging Markets Equity	$473,824	$—	$(7,691,103)	$(2,350,693)	$(9,567,972)
Equity Income	22,508,822	8,721,248	41,518,854	—	72,748,924
Focus	2,769,981	—	(1,692,662)	(21,392,569)	(20,315,250)
Genesis	95,412,913	267,424,521	3,962,756,337	—	4,325,593,771
Global Equity	80,952	—	(79,632)	(10,687)	(9,367)
Global Thematic Opportunities	54,121	—	(1,009,516)	(83,421)	(1,038,816)
Guardian	8,092,053	—	159,617,821	(20,164,603)	147,545,271
International	—	—	40,196,884	(186,317,494)	(146,120,610)
International Institutional	351,154	—	11,041,023	(163,149,817)	(151,757,640)
International Large Cap	1,500,609	—	14,153,254	(58,924,403)	(43,270,540)
Intrinsic Value	272,509	11,965,170	(6,652,845)	—	5,584,834
Large Cap Disciplined Growth	1,018,098	29,354,946	36,096,549	—	66,469,593
Large Cap Value	8,174,851	—	263,414,206	(306,123,055)	(34,533,998)
Mid Cap Growth	—	—	142,762,663	(22,285,281)	120,477,382
Mid Cap Intrinsic Value	295,716	—	5,478,593	(14,376,355)	(8,602,046)
Multi-Cap Opportunities	3,477,311	—	1,650,745	(961,752)	4,166,304
Real Estate	—	—	36,219,985	(4,206,035)	32,013,950
Select Equities	2,880,122	2,544,303	3,836,827	—	9,261,252
Small Cap Growth	—	—	16,872,210	(63,288,381)	(46,416,171)
Socially Responsive	9,638,034	—	173,352,904	(96,475,584)	86,515,354
Value	19,482	—	18,300	(892,397)	(854,615)

The differences between book basis and tax basis distributable earnings are primarily due to: wash sales, partnership and REIT basis adjustments, common stock basis adjustments, capital loss carryforwards, post October loss deferrals, return of capital basis adjustments, organization expenses, passive foreign investment companies, contingent payment debt instrument basis adjustments, premium amortization accruals, forward contracts mark to market, non-taxable dividend adjustments and convertible preferred stock basis adjustments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Under current tax law, the use of a fund's capital loss carryforwards to offset future gains may be limited. As determined at August 31, 2011, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2016	2017	2018
Focus	$—	$—	$21,392,569
Global Equity(1)	—	—	—
Global Thematic Opportunities(1)	—	—	—
Guardian	—	—	20,164,603
International	—	71,736,235	114,232,268
International Institutional	—	85,006,896	78,142,921
International Large Cap	—	22,763,951	36,160,452
Large Cap Value	—	—	306,123,055
Mid Cap Growth	—	21,093,068	1,192,213
Mid Cap Intrinsic Value	—	—	14,376,355
Real Estate	—	448,804	3,757,231
Small Cap Growth	9,147,497	32,917,417	21,223,467
Socially Responsive	—	3,751,904	92,723,680
Value	—	67,547	824,850

During the year ended August 31, 2011, Equity Income, Focus, Genesis, Guardian, International, International Institutional, International Large Cap, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Real Estate, Small Cap Growth, Socially Responsive and Value utilized capital loss carryforwards of $2,031,705, $69,325,127, $496,278,745, $103,470,963, $37,756,396, $8,654,396, $9,826,037, $6,222,796, $223,883,133, $65,790,559, $10,766,690, $780,067, $11,873,491, $49,649,524, $61,949,002 and $247,930, respectively. During the year ended August 31, 2011, Mid Cap Growth had capital loss carryforwards expire during the year of $36,905,067.

On December 22, 2010, the Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

(1)
At August 31, 2011, Global Equity and Global Thematic Opportunities each had capital loss carryforwards of $10,687 and $83,421, respectively, that are short-term in character and that can be carried forward indefinitely. These capital loss carryforwards will be treated as occurring on the first day of the following fiscal year of each Fund.

Under current tax law, certain net capital, net foreign currency losses and net passive foreign investment company mark to market losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended August 31, 2011, the Funds elected to defer the following:

	Post October Capital Loss Deferral	Post October Currency Loss Deferral
Emerging Markets Equity	$2,350,693	$—
International	—	348,991
Multi-Cap Opportunities	961,752	—

6	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Emerging Markets Equity accrues deferred capital gains tax on unrealized gains for securities domiciled in India. At February 29, 2012, this amounted to $5,519, which is reflected in accrued expenses and other payables in the Statements of Assets and Liabilities.

7	Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

It is the policy of each of Equity Income, Mid Cap Intrinsic Value and Real Estate to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Equity Income, Mid Cap Intrinsic Value and Real Estate are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to Equity Income, Mid Cap Intrinsic Value and Real Estate until the following calendar year. At August 31, 2011, Equity Income, Mid Cap Intrinsic Value and Real Estate estimated these amounts within the financial statements since the information is not available from the REITs until after each Fund's fiscal year-end. At February 29, 2012, Equity Income and Real Estate estimated these amounts for the period January 1, 2012 to February 29, 2012 within the financial statements since the 2012 information is not available from the REITs until after the Fund's fiscal period. For the year ended August 31, 2011, the character of distributions paid to shareholders of Equity Income, Mid Cap Intrinsic Value and Real Estate disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to Equity Income, Mid Cap Intrinsic Value and Real Estate together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of Equity Income's, Mid Cap Intrinsic Value's and Real Estate's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when Equity Income, Mid Cap Intrinsic Value and Real Estate learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed Equity Income, Mid Cap Intrinsic Value and Real Estate of the actual breakdown of distributions paid to Equity Income, Mid Cap Intrinsic Value and Real Estate during its fiscal year, estimates previously recorded are adjusted on the books of Equity Income, Mid Cap Intrinsic Value and Real Estate to reflect actual results. As a result, the composition of Equity Income's, Mid Cap Intrinsic Value's and Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Equity Income, Mid Cap Intrinsic Value and Real Estate shareholders on IRS Form 1099DIV.

8
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9
Redemption of fund shares: Prior to June 1, 2011, each class of Emerging Markets Equity, International, International Institutional, and International Large Cap charged a redemption fee of 2%, and each class of Real

Estate charged a redemption fee of 1%, on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. As of June 1, 2011, the Funds no longer charged a redemption fee.

10
Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11
Derivative instruments: During the six months ended February 29, 2012, certain of the Funds' use of derivatives, as described below, was limited to written option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding options are held in escrow by the custodian bank.

Written option transactions were used in an attempt to generate incremental returns for Equity Income for the six months ended February 29, 2012. Written option transactions for Equity Income for the six months ended February 29, 2012 were:

Equity Income

	Put Options		Call Options
	Number	Value When Written	Number	Value When Written
Contracts outstanding 8/31/2011	25,000	$63,000	166,200	$280,000
Contracts written	546,600	1,030,000	663,800	859,000
Contracts expired	(30,000)	(30,000)	(50,000)	(55,000)
Contracts exercised	—	—	(36,200)	(79,000)
Contracts closed	(371,000)	(719,000)	(277,500)	(446,000)
Contracts outstanding 2/29/2012	170,600	$344,000	466,300	$559,000

Premiums paid by a Fund upon purchasing a covered call option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

At February 29, 2012, Equity Income had the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Liability Derivatives

	Equity Contracts Risk	Statements of Assets and Liabilities Location
Option Contracts Written	$1,185,000	Option contracts
Total Value	$1,185,000	written, at value

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended February 29, 2012 was as follows:

Realized Gain (Loss)

Equity Income	Equity Contracts Risk	Statements of Operations Location
Option Contracts Written	$845,000	Net realized gain
Total Realized Gain (Loss)	$845,000	(loss) on: options written

Change in Appreciation (Depreciation)

Equity Income	Equity Contracts Risk	Statements of Operations Location
		Change in net
Option Contracts Written	$274,000	unrealized appreciation
		(depreciation) in value of:
Total Change in Appreciation (Depreciation)	$274,000	options written

For the six months ended February 29, 2012, Equity Income had an average market value of $874,000 in written options.

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income, did not hold any derivative instruments during the six months ended February 29, 2012 that require additional disclosures pursuant to ASC 815.

12
Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13
Expense offset arrangement: Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended February 29, 2012, the impact of this arrangement was a reduction of expenses of $13, $233, $247, $340, $0, $9, $23, $40, $44, $25, $1, $4, $586, $107, $1, $18, $1, $7, $9, $62 and $0 for Emerging Markets Equity, Equity Income, Focus, Genesis, Global Equity, Global Thematic Opportunities, Guardian, International, International Institutional, International Large Cap, Intrinsic Value, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Real Estate, Select Equities, Small Cap Growth, Socially Responsive and Value, respectively.

14	Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Genesis, Intrinsic Value, and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%
For Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International and International Institutional:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For Equity Income, Focus, Guardian, International Large Cap, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(1), Select Equities, Socially Responsive and Value:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
For Multi-Cap Opportunities:
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%
For Global Equity:
0.75%	0.725%	0.70%	0.675%	0.65%	0.625%	0.625%	0.625%	0.60%
For Global Thematic Opportunities:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%

(1)
Management has voluntarily agreed to waive its management fee in the amount of 0.25% of the average daily net assets of Mid Cap Intrinsic Value (0.15% prior to February 1, 2012). Management may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. For the six months ended February 29, 2012, such waived fees amounted to $60,453 for Mid Cap Intrinsic Value.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this Agreement. In addition, each Fund's Investor Class, Class A, Class C and Class R3 pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, and each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

For the Trust Class of Focus, Guardian, International Large Cap, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Socially Responsive, the Advisor Class of each Fund, and Class A, Class C and Class R3 of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year could have been more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of each of International, Large Cap Disciplined Growth, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and do not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. The Institutional Class of each of Multi-Cap Opportunities and Value has agreed to repay the fees and expenses forgone or reimbursed for that Fund's Trust Class prior to December 21, 2009 and April 19, 2010, respectively, provided that the repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense. During the six months ended February 29, 2012, the Institutional Class of Equity Income, Class A of Equity Income, Class C of Equity Income, Class R3 of Equity Income, the Advisor Class of Guardian, the Institutional Class of Guardian, the Investor Class of Large Cap Disciplined Growth, Class A of Large Cap Value, the Advisor Class of Mid Cap Growth and Class R3 of Socially Responsive reimbursed Management $123,385, $297,270, $44,624, $34, $478, $7, $5,401, $3,360, $8,147, and $1,453, respectively, under its contractual expense limitation agreement. At February 29, 2012, contingent liabilities to Management under the agreement were as follows:

			Expenses Deferred In Fiscal Period Ending, August 31,
			2009		2010		2011	2012
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)	Expiration	2012		2013		2014	2015
Emerging Markets Equity Fund Institutional Class	1.25%	8/31/15	$371,874	(3)	$337,197		$800,846	$368,091
Emerging Markets Equity Fund Class A	1.50%	8/31/15	56,747	(3)	191,189		114,075	17,497
Emerging Markets Equity Fund Class C	2.25%	8/31/15	19,340	(3)	11,530		13,198	4,723
Emerging Markets Equity Fund Class R3	1.91%	8/31/15	—		2,284	(14)	2,132	177
Equity Income Fund Institutional Class	0.80%	8/31/15	—		—		—	—
Equity Income Fund Class A	1.16%	8/31/15	9,777		177,324		—	—
Equity Income Fund Class C	1.91%	8/31/15	—		—		—	—
Equity Income Fund Class R3	1.41%	8/31/15	—		2,006	(14)	1,618	—
Focus Fund Trust Class	1.50%	8/31/15	—		—		—	—
Focus Fund Advisor Class	1.50%	8/31/22	—		—		—	—
Focus Fund Institutional Class	0.75%	8/31/15	—		2,035	(14)	2,813	1,301

				Expenses Deferred In Fiscal Period Ending, August 31,
				2009		2010		2011		2012
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2012		2013		2014		2015
Focus Fund Class A	1.11%		8/31/15	$—		$2,035	(14)	$1,836		$252
Focus Fund Class C	1.86%		8/31/15	—		2,036	(14)	1,723		156
Genesis Fund Trust Class	1.50%		8/31/15	—		—		—		—
Genesis Fund Advisor Class	1.50%		8/31/22	—		—		—		—
Genesis Fund Institutional Class	0.85%		8/31/22	510,447		783,406		699,320		298,970
Global Equity Fund Institutional Class	1.15%		8/31/15	—		—		140,976	(17)	132,696
Global Equity Fund Class A	1.51%		8/31/15	—		—		11,381	(17)	9,138
Global Equity Fund Class C	2.26%		8/31/15	—		—		9,265	(17)	6,314
Global Thematic Opportunities Fund Institutional Class	1.25%		8/31/15	—		—		154,263	(17)	123,552
Global Thematic Opportunities Fund Class A	1.61%		8/31/15	—		—		2,585	(17)	1,240
Global Thematic Opportunities Fund Class C	2.36%		8/31/15	—		—		2,176	(17)	445
Guardian Fund Trust Class	1.50%		8/31/15	—		—		—		—
Guardian Fund Advisor Class	1.50%		8/31/22	20,121		6,275		—		—
Guardian Fund Institutional Class	0.75%		8/31/15	—	(6)	—		—		—
Guardian Fund Class A	1.11%		8/31/15	633	(6)	2,942		2,166		1,272
Guardian Fund Class C	1.86%		8/31/15	603	(6)	1,149		296		167
Guardian Fund Class R3	1.36%		8/31/15	603	(6)	1,052		140		79
International Fund Investor Class	1.40%		8/31/15	—		16,392		290,850		5,009
International Fund Trust Class	2.00%		8/31/22	—		—		—		—
International Fund Class A	1.51%		8/31/15	—		—		2,210	(15)	968
International Fund Class C	2.26%		8/31/15	—		—		1,681	(15)	154
International Institutional Fund Institutional Class	0.85	%(2)	8/31/22	892,834		827,327		976,101		567,907
International Large Cap Fund Trust Class	1.25%		8/31/15	118,494		84,392		36,362		12,658
International Large Cap Fund Institutional Class	0.90%		8/31/15	259,193		181,331		174,363		81,900
International Large Cap Fund Class A	1.30	%(2)	8/31/15	15,881		15,818		7,000		2,889
International Large Cap Fund Class C	2.00%		8/31/15	3,157		2,975		3,222		1,340
International Large Cap Fund Class R3	1.51%		8/31/15	642	(6)	1,177		283		199
Intrinsic Value Fund Institutional Class	1.00%		8/31/15	—		331,673	(13)	292,802		134,442
Intrinsic Value Fund Class A	1.36%		8/31/15	—		2,249	(13)	13,592		11,948
Intrinsic Value Fund Class C	2.11%		8/31/15	—		225	(13)	5,011		7,713
Large Cap Disciplined Growth Fund Investor Class	1.11	%(5)	8/31/15	105,351		14,102		—		—
Large Cap Disciplined Growth Fund Institutional Class	0.75%		8/31/15	40,802	(4)	236,837		235,665		103,801

				Expenses Deferred In Fiscal Period Ending, August 31,
				2009		2010		2011	2012
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2012		2013		2014	2015
Large Cap Disciplined Growth Fund Class A	1.11%		8/31/15	$120,878	(4)	$79,451		$35,879	$14,992
Large Cap Disciplined Growth Fund Class C	1.86%		8/31/15	57,300	(4)	46,889		21,490	8,166
Large Cap Disciplined Growth Fund Class R3	1.36%		8/31/15	679	(6)	1,123		258	135
Large Cap Value Fund Trust Class	1.50%		8/31/15	—		—		—	—
Large Cap Value Fund Advisor Class	1.50%		8/31/22	—		—		—	—
Large Cap Value Fund Institutional Class	0.70%		8/31/15	—		—		—	—
Large Cap Value Fund Class A	1.11%		8/31/15	—		—	(14)	—	—
Large Cap Value Fund Class C	1.86%		8/31/15	—		2,027	(14)	1,629	71
Large Cap Value Fund Class R3	1.36%		8/31/15	—		2,029	(14)	1,607	50
Mid Cap Growth Fund Trust Class	1.50%		8/31/15	—		—		—	—
Mid Cap Growth Fund Advisor Class	1.50%		8/31/22	4,806		—		—	—
Mid Cap Growth Fund Institutional Class	0.75%		8/31/15	87,923		127,686		94,033	32,325
Mid Cap Growth Fund Class A	1.11%		8/31/15	625	(6)	6,744		16,201	12,869
Mid Cap Growth Fund Class C	1.86%		8/31/15	613	(6)	1,365		821	678
Mid Cap Growth Fund Class R3	1.36%		8/31/15	613	(6)	1,110		397	407
Mid Cap Intrinsic Value Fund Investor Class	1.50%		8/31/22	—		—		—	—
Mid Cap Intrinsic Value Fund Trust Class	1.25%		8/31/22	110,510		80,831		71,988	16,171
Mid Cap Intrinsic Value Fund Institutional Class	0.85%		8/31/15	—		576	(10)	4,750	2,080
Mid Cap Intrinsic Value Fund Class A	1.21%		8/31/15	—		2,050	(14)	2,672	1,606
Mid Cap Intrinsic Value Fund Class C	1.96%		8/31/15	—		2,052	(14)	1,870	176
Mid Cap Intrinsic Value Fund Class R3	1.46%		8/31/15	—		2,055	(14)	1,691	175
Multi-Cap Opportunities Fund Institutional Class	1.00	%(7)	8/31/15	146,100		218,745	(9)	126,524	2,842
Multi-Cap Opportunities Fund Class A	1.36%		8/31/15	—		3,135	(8)	896	219
Multi-Cap Opportunities Fund Class C	2.11%		8/31/15	—		1,973	(8)	524	118
Real Estate Fund Trust Class	1.50	%(2)	8/31/22	221,579		222,429		84,709	—
Real Estate Fund Institutional Class	0.85%		8/31/22	21,094		79,150		209,367	167,085
Real Estate Fund Class A	1.21%		8/31/15	—		2,145	(14)	65,175	64,596
Real Estate Fund Class C	1.96%		8/31/15	—		2,098	(14)	14,827	15,283
Real Estate Fund Class R3	1.46%		8/31/15	—		2,066	(14)	2,177	1,679
Select Equities Fund Institutional Class	0.75%		8/31/15	37,421		61,415		106,173	55,079
Select Equities Fund Class A	1.20%		8/31/15	191,995		176,836		124,091	52,435

				Expenses Deferred In Fiscal Period Ending, August 31,
				2009		2010		2011		2012
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2012		2013		2014		2015
Select Equities Fund Class C	1.95%		8/31/15	$28,856		$43,830		$46,670		$20,701
Small Cap Growth Fund Investor Class	1.30	%(2)	8/31/22	307,973		267,245		140,394		80,954
Small Cap Growth Fund Trust Class	1.40	%(2)	8/31/22	89,143		94,255		62,498		31,060
Small Cap Growth Fund Advisor Class	1.60	%(2)	8/31/22	39,339		32,264		21,179		9,146
Small Cap Growth Fund Institutional Class	0.90%		8/31/15	38,496		161,405		401,065		118,928
Small Cap Growth Fund Class A	1.26%		8/31/15	702	(6)	2,583		7,835		3,289
Small Cap Growth Fund Class C	2.01%		8/31/15	685	(6)	1,571		1,142		1,137
Small Cap Growth Fund Class R3	1.51%		8/31/15	678	(6)	1,618		457		329
Socially Responsive Fund Trust Class	1.50%		8/31/15	—		—		—		—
Socially Responsive Fund Institutional Class	0.75%		8/31/15	—		—		—		—
Socially Responsive Fund Class A	1.11%		8/31/15	628	(6)	5,979		10,903		668
Socially Responsive Fund Class C	1.86%		8/31/15	603	(6)	2,285		2,205		871
Socially Responsive Fund Class R3	1.36%		8/31/15	—	(6)	—		—		—
Value Fund Institutional Class	0.75	%(12)	8/31/15	258,534		187,742	(11)	254,006		125,452
Value Fund Class A	1.11%		8/31/15	—		—		13,297	(16)	25,112
Value Fund Class C	1.86%		8/31/15	—		—		3,825	(16)	1,851

(1)	Expense limitation per annum of the respective class' average daily net assets.

(2)
In addition, Management has voluntarily undertaken to forgo current payment of fees and/or reimburse Class A of International Large Cap, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, and the Advisor Class of Small Cap Growth, so that their Operating Expenses are limited to 1.24%, 1.04% (0.99% prior to December 16, 2011), 1.25% (1.15% prior to February 1, 2012), and 1.55% (as of February 1, 2012), respectively, per annum of their average daily net assets. Management had also voluntarily undertaken to forgo current payment of fees and/or reimburse the Institutional Class of International Institutional and the Trust Class of Small Cap Growth, so that their Operating Expenses were limited to 0.80% prior to December 16, 2011 and 1.37% prior to February 1, 2012, respectively, per annum of their average daily net assets. For the six months ended February 29, 2012, voluntary reimbursements for the Institutional Class of International Institutional, Class A of International Large Cap, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Trust Class of Small Cap Growth, and the Advisor Class of Small Cap Growth amounted to $46,359, $1,620, $498,522, $40,683, $2,181 and $267, respectively. This undertaking, which is terminable by Management upon notice to International Institutional, International Large Cap, Real Estate and Small Cap Growth, is in addition to the contractual undertaking as stated above.

(3)	Period from October 8, 2008 (Commencement of Operations) to August 31, 2009.

(4)	Period from April 6, 2009 (Commencement of Operations) to August 31, 2009.

(5)	Expense limitation was 1.50% until April 13, 2009.

(6)	Period from May 27, 2009 (Commencement of Operations) to August 31, 2009.

(7)
From December 14, 2009 to December 20, 2009, the contractual expense limitation was 1.25% for Trust Class. In addition, Management voluntarily limited Operating Expenses of Trust Class to 1.00% per annum of average daily net assets for the same period.

(8)	Period from December 21, 2009 (Commencement of Operations) to August 31, 2010.

(9)
On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(10)	Period from March 8, 2010 (Commencement of Operations) to August 31, 2010.

(11)
On April 19, 2010, Value's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. From the period September 1, 2009 to April 18, 2010, there was $107,991 of expenses deferred by the Trust Class. From April 19, 2010 to August 31, 2010 there was $79,751 of expenses deferred by the Institutional Class.

(12)	Prior to April 19, 2010, the contractual expense limitation was 1.00% for Trust Class.

(13)	Period from May 10, 2010 (Commencement of Operations) to August 31, 2010.

(14)	Period from June 21, 2010 (Commencement of Operations) to August 31, 2010.

(15)	Period from December 20, 2010 (Commencement of Operations) to August 31, 2011.

(16)	Period from March 2, 2011 (Commencement of Operations) to August 31, 2011.

(17)	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 52% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 48% of such common units. Pursuant to the terms of an agreement entered into in December 2011 by and among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining common units not owned by NBSH through a process that commences during the second quarter of 2012, and that is expected to end in 2017.

Each class of shares has a distribution agreement with Management. Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge, except that a charge of 1.00% will apply to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% contingent deferred sales charge ("CDSC") if shares are sold within one year after purchase.

On August 30, 2011, Management made a voluntary contribution to International in the amount of $2,721,097. This payment was made by Management in connection with an administrative matter affecting the timing of a trade.

For the six months ended February 29, 2012, Management, acting as underwriter and broker-dealer, received net front-end sales charges from the purchase of Class A shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Commissions	CDSC	Net Commissions	CDSC
Emerging Markets Equity Fund Class A	$5,859	$—	$—	$—
Emerging Markets Equity Fund Class C	—	198	—	—
Equity Income Fund Class A	182,910	23,099	—	—
Equity Income Fund Class C	—	60,349	—	—
Focus Fund Class A	—	—	—	—
Focus Fund Class C	—	—	—	—
Global Equity Fund Class A	—	—	—	—
Global Equity Fund Class C	—	—	—	—
Global Thematic Opportunities Fund Class A	1,477	—	—	—
Global Thematic Opportunities Fund Class C	—	—	—	—
Guardian Fund Class A	315	—	—	—
Guardian Fund Class C	—	84	—	—
International Fund Class A	7	—	—	—
International Fund Class C	—	79	—	—
International Large Cap Fund Class A	630	—	—	—
International Large Cap Fund Class C	—	602	—	—
Intrinsic Value Fund Class A	—	—	—	—
Intrinsic Value Fund Class C	—	759	—	—
Large Cap Disciplined Growth Fund Class A	5,075	—	—	—
Large Cap Disciplined Growth Fund Class C	—	7,403	—	—
Large Cap Value Fund Class A	21	—	—	—
Large Cap Value Fund Class C	—	—	—	—
Mid Cap Growth Fund Class A	3,507	—	—	—
Mid Cap Growth Fund Class C	—	20	—	—
Mid Cap Intrinsic Value Fund Class A	31	—	—	—
Mid Cap Intrinsic Value Fund Class C	—	—	—	—
Multi-Cap Opportunities Fund Class A	702	—	—	—
Multi-Cap Opportunities Fund Class C	—	43	—	—
Real Estate Fund Class A	7,242	—	—	—
Real Estate Fund Class C	—	2,357	—	—
Select Equities Fund Class A	3,745	259	—	—
Select Equities Fund Class C	—	2,796	—	—
Small Cap Growth Fund Class A	—	—	—	—
Small Cap Growth Fund Class C	—	155	—	—
Socially Responsive Fund Class A	10,115	—	—	—
Socially Responsive Fund Class C	—	1,664	—	—
Value Fund Class A	312	—	—	—
Value Fund Class C	—	—	—	—

Note C—Securities Transactions:

During the six months ended February 29, 2012, there were purchase and sale transactions of long-term securities (excluding option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Emerging Markets Equity	$80,216	$63,005	Large Cap Disciplined Growth	$313,570	$308,724
Equity Income	997,777	275,221	Large Cap Value	1,898,708	2,137,167
Focus	339,704	370,048	Mid Cap Growth	163,204	120,084
Genesis	661,797	431,852	Mid Cap Intrinsic Value	74,064	80,836
Global Equity	3,845	567	Multi-Cap Opportunities	54,386	22,981
Global Thematic Opportunities	22,238	6,710	Real Estate	115,561	67,667
Guardian	146,070	175,619	Select Equities	25,942	22,513
International	36,176	61,358	Small Cap Growth	219,165	297,570
International Institutional	113,753	39,402	Socially Responsive	316,330	247,757
International Large Cap	40,013	26,903	Value	2,332	2,750
Intrinsic Value	30,782	26,839

During the six months ended February 29, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended February 29, 2012 and for the year ended August 31, 2011 was as follows:

	For the Six Months Ended February 29, 2012				For the Year Ended August 31, 2011
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Emerging Markets Equity:
Institutional Class	4,996	31	(3,145)	1,882	7,246	31	(1,036)	6,241
Class A	95	1	(130)	(34)	395	10	(447)	(42)
Class C	37	—	(20)	17	69	—	(5)	64
Class R3	3	—	—	3	—	—	—	—
Equity Income:
Institutional Class	42,230	1,302	(9,791)	33,741	58,460	734	(7,030)	52,164
Class A	32,872	1,262	(7,847)	26,287	46,755	1,040	(15,009)	32,786
Class C	9,844	261	(1,551)	8,554	17,321	143	(1,025)	16,439
Class R3	17	—	(3)	14	14	—	—	14

	For the Six Months Ended February 29, 2012				For the Year Ended August 31, 2011
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total

Focus:
Investor Class	67	123	(1,295)	(1,105)	226	134	(3,362)	(3,002)
Trust Class	37	6	(177)	(134)	132	7	(444)	(305)
Advisor Class	40	7	(173)	(126)	107	5	(246)	(134)
Institutional Class	101	2	(73)	30	274	—	(16)	258
Class A	5	—	(4)	1	33	—	(7)	26
Class C	3	—	(2)	1	26	—	—	26
Genesis:
Investor Class	7,368	3,200	(6,044)	4,524	12,368	—	(16,504)	(4,136)
Trust Class	6,643	2,215	(11,118)	(2,260)	12,656	—	(23,330)	(10,674)
Advisor Class	4,044	1,152	(3,468)	1,728	7,853	—	(6,710)	1,143
Institutional Class	14,282	3,928	(10,660)	7,550	30,647	—	(23,578)	7,069
Global Equity:
Institutional Class	408	9	—	417	90	—	—	90	(3)
Class A	1	1	—	2	7	—	—	7	(3)
Class C	—	—	—	—	5	—	—	5	(3)
Global Thematic Opportunities:
Institutional Class	1,899	8	(377)	1,530	3,000	—	(97)	2,903	(3)
Class A	57	—	(7)	50	17	—	—	17	(3)
Class C	6	—	—	6	8	—	—	8	(3)
Guardian:
Investor Class	620	445	(3,670)	(2,605)	2,170	220	(8,495)	(6,105)
Trust Class	1,738	82	(1,022)	798	2,774	26	(2,157)	643
Advisor Class	8	—	(11)	(3)	9	—	(8)	1
Institutional Class	1,950	29	(601)	1,378	2,374	2	(425)	1,951
Class A	376	10	(194)	192	882	2	(304)	580
Class C	12	—	(2)	10	60	—	(8)	52
Class R3	32	—	(9)	23	36	—	(8)	28
International:
Investor Class	186	83	(1,073)	(804)	630	116	(2,631)	(1,885)
Trust Class	357	40	(1,262)	(865)	943	78	(3,889)	(2,868)
Class A	90	1	(12)	79	41	—	(1)	40	(1)
Class C	6	—	—	6	3	—	—	3	(1)
International Institutional:
Institutional Class	9,792	524	(1,183)	9,133	18,262	372	(2,147)	16,487

	For the Six Months Ended February 29, 2012				For the Year Ended August 31, 2011
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total

International Large Cap:
Trust Class	59	19	(290)	(212)	599	15	(1,957)	(1,343)
Institutional Class	3,058	312	(1,814)	1,556	5,068	113	(3,494)	1,687
Class A	208	8	(81)	135	375	6	(940)	(559)
Class C	37	—	(23)	14	109	—	(67)	42
Class R3	38	—	(8)	30	3	—	(2)	1
Intrinsic Value:
Institutional Class	2,144	1,248	(1,897)	1,495	3,398	317	(1,135)	2,580
Class A	272	81	(232)	121	974	6	(209)	771
Class C	232	26	(84)	174	635	—	(93)	542
Large Cap Disciplined Growth:
Investor Class	296	102	(230)	168	776	—	(511)	265
Institutional Class	12,610	2,918	(15,124)	404	36,192	101	(15,937)	20,356
Class A	4,976	302	(1,758)	3,520	4,132	2	(4,029)	105
Class C	626	62	(1,033)	(345)	1,446	—	(1,405)	41
Class R3	7	—	(6)	1	50	—	(17)	33
Large Cap Value:
Investor Class	495	204	(4,070)	(3,371)	2,739	58	(9,871)	(7,074)
Trust Class	605	39	(7,342)	(6,698)	1,844	2	(12,048)	(10,202)
Advisor Class	756	48	(4,174)	(3,370)	2,376	—	(7,065)	(4,689)
Institutional Class	919	53	(1,294)	(322)	3,437	18	(2,179)	1,276
Class A	2,158	19	(124)	2,053	138	—	(65)	73
Class C	—	—	—	—	2	—	—	2
Class R3	—	—	—	—	—	—	—	—
Mid Cap Growth:
Investor Class	358	55	(1,424)	(1,011)	1,005	—	(4,213)	(3,208)
Trust Class	1,045	1	(504)	542	521	—	(513)	8
Advisor Class	129	—	(97)	32	244	—	(122)	122
Institutional Class	3,461	54	(1,532)	1,983	5,784	—	(9,627)	(3,843)
Class A	2,043	1	(463)	1,581	1,018	—	(554)	464
Class C	63	—	(6)	57	24	—	(3)	21
Class R3	103	—	(4)	99	45	—	(21)	24

	For the Six Months Ended February 29, 2012				For the Year Ended August 31, 2011
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total

Mid Cap Intrinsic Value:
Investor Class	217	13	(503)	(273)	460	4	(1,741)	(1,277)
Trust Class	72	7	(531)	(452)	394	3	(5,979)	(5,582)
Institutional Class	104	2	(63)	43	221	—	(33)	188
Class A	220	1	(13)	208	106	—	(10)	96
Class C	5	—	—	5	7	—	—	7
Class R3	1	—	—	1	10	—	—	10
Multi-Cap Opportunities:
Institutional Class	5,686	43	(2,523)	3,206	7,157	1	(3,536)	3,622
Class A	229	1	(43)	187	62	—	(78)	(16)
Class C	11	1	—	12	16	—	—	16
Real Estate:
Trust Class	3,505	198	(3,703)	—	11,860	287	(6,207)	5,940
Institutional Class	4,354	82	(1,618)	2,818	9,119	55	(1,478)	7,696
Class A	1,517	30	(537)	1,010	3,727	17	(721)	3,023
Class C	282	3	(51)	234	753	2	(65)	690
Class R3	180	—	(18)	162	30	—	(3)	27
Select Equities:
Institutional Class	587	211	(610)	188	1,637	73	(911)	799
Class A	329	260	(635)	(46)	1,229	102	(2,722)	(1,391)
Class C	149	88	(329)	(92)	296	27	(331)	(8)
Small Cap Growth:
Investor Class	111	—	(355)	(244)	313	—	(2,240)	(1,927)
Trust Class	45	—	(199)	(154)	213	—	(691)	(478)
Advisor Class	58	—	(197)	(139)	259	—	(621)	(362)
Institutional Class	162	—	(3,965)	(3,803)	1,449	—	(1,698)	(249)
Class A	45	—	(58)	(13)	109	—	(80)	29
Class C	26	—	(15)	11	14	—	(1)	13
Class R3	10	—	—	10	1	—	—	1
Socially Responsive:
Investor Class	5,941	121	(2,971)	3,091	5,393	34	(7,404)	(1,977)
Trust Class	4,213	182	(4,176)	219	9,308	40	(5,809)	3,539
Institutional Class	2,936	111	(2,372)	675	10,824	28	(2,002)	8,850
Class A	1,108	32	(1,082)	58	4,062	5	(421)	3,646
Class C	138	1	(51)	88	582	—	(39)	543
Class R3	270	6	(70)	206	624	—	(58)	566

	For the Six Months Ended February 29, 2012				For the Year Ended August 31, 2011
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total

Value:
Institutional Class	23	2	(107)	(82)	186	1	(67)	120
Class A	52	—	(3)	49	35	—	—	35	(2)
Class C	1	—	—	1	3	—	—	3	(2)

(1)	Period from December 20, 2010 (Commencement of Operations) to August 31, 2011.

(2)	Period from March 2, 2011 (Commencement of Operations) to August 31, 2011.

(3)	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011.

Note E—Lines of Credit:

At February 29, 2012, each Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% (0.125% prior to September 16, 2011) per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at February 29, 2012. During the six months ended February 29, 2012, no funds utilized this line of credit.

At February 29, 2012, International, International Institutional and International Large Cap were participants in a single uncommitted, secured $100,000,000 line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Another investment company managed by Management also participates in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several mutual funds participate, there is no assurance that a Fund will have access to all or any part of the $100,000,000 at any particular time. International, International Institutional and International Large Cap had no loans outstanding pursuant to this line of credit at February 29, 2012. During the six months ended February 29, 2012, International, International Institutional, and International Large Cap did not utilize this line of credit.

Note F—Investments In Affiliates*:

	Balance of Shares Held August 31, 2011	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2012	Value February 29, 2012	Income from Investments in Affiliated Issuers Included in Total Income
Genesis
Abaxis, Inc.	1,158,100	50,000	—	1,208,100	$32,087,136	$—
AG Growth International	1,367,500	—	—	1,367,500	49,491,740	1,623,077
AmSurg Corp.	1,703,534	—	—	1,703,534	44,513,343	—
AptarGroup Inc.	6,055,900	—	—	6,055,900	319,630,402	2,664,596
Blackbaud, Inc.	3,764,403	—	—	3,764,403	118,766,915	451,728
Boston Beer	967,419	—	—	967,419	91,440,444	—
Brookline Bancorp	4,067,590	—	—	4,067,590	37,340,476	691,490
CARBO Ceramics	1,702,600	—	—	1,702,600	156,043,290	817,248
Church & Dwight**	7,201,938	—	282,128	6,919,810	330,351,729	2,872,295
CLARCOR Inc.	4,755,022	24,400	—	4,779,422	241,217,428	1,147,061
Compass Minerals International	3,562,100	—	—	3,562,100	256,649,305	3,366,185
Computer Modelling Group	1,885,500	984,700	—	2,870,200	46,669,452	497,423
Exponent, Inc.	1,166,935	—	—	1,166,935	56,269,606	—
Forrester Research	1,375,053	464,200	—	1,839,253	59,279,124	—
Forward Air	1,746,600	—	—	1,746,600	58,808,022	122,262
GT Advanced Technologies	7,049,100	460,600	—	7,509,700	64,283,032	—
Haemonetics Corp.	2,523,900	73,400	—	2,597,300	174,097,019	—
Harleysville Group**	1,990,130	—	634,404	1,355,726	76,747,649	756,249
Healthcare Services Group	5,518,381	—	—	5,518,381	107,498,062	1,772,780
Hibbett Sports	1,840,963	4,706	—	1,845,669	90,345,498	—
ICON PLC	3,578,000	172,000	—	3,750,000	79,425,000	—
Industrea Ltd.	27,882,542	5,756,977	—	33,639,519	31,927,895	923,149
J & J Snack Foods	1,169,046	—	—	1,169,046	58,651,038	289,339
Landauer, Inc.	501,750	—	—	501,750	26,913,870	551,925
Layne Christensen**	1,006,207	—	1,006,207	—	—	—
Lindsay Corp.	1,181,550	—	—	1,181,550	77,497,865	212,679
LSB Industries	799,300	523,400	—	1,322,700	53,198,994
Lufkin Industries	1,621,220	76,800	—	1,698,020	135,230,313	424,505
Major Drilling Group International	5,630,600	—	—	5,630,600	102,195,390	428,264
ManTech International	2,006,700	—	134,700	1,872,000	62,786,880	842,814
Matthews International**	1,679,138	—	550,210	1,128,928	35,019,347	273,597
Meridian Bioscience	2,191,397	728,900	—	2,920,297	52,623,752	946,274
MICROS Systems	4,308,942	—	—	4,308,942	223,763,358	—
MWI Veterinary Supply	1,091,429	43,400	—	1,134,829	98,242,147	—
Natural Gas Services Group	829,800	—	—	829,800	11,608,902	—
PSS World Medical	3,010,199	254,400	—	3,264,599	79,101,234	—
Raven Industries	1,792,176	—	—	1,792,176	112,996,697	645,183

	Balance of Shares Held August 31, 2011	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2012	Value February 29, 2012	Income from Investments in Affiliated Issuers Included in Total Income
RLI Corp.	1,359,046	166,461	—	1,525,507	$106,877,020	$8,542,839
Ruddick Corp.	4,774,967	—	—	4,774,967	195,582,648	1,241,491
Safety Insurance Group	1,024,434	91,315	—	1,115,749	47,620,167	1,115,749
Sensient Technologies	2,582,614	1,060,205	—	3,642,819	134,747,875	1,427,924
Solera Holdings	4,498,053	—	—	4,498,053	215,906,544	1,349,416
State Street Institutional Treasury Plus Fund Institutional Class	323,232,740	501,610,837	658,718,798	166,124,779	166,124,779	—
United Stationers	3,905,841	410,300	—	4,316,141	125,340,735	1,049,527
Wabtec Corp.	2,699,900	—	—	2,699,900	201,763,527	161,994
Westamerica Bancorp	1,995,243	—	—	1,995,243	94,494,708	1,476,480
Zebra Technologies	2,633,270	127,300	—	2,760,570	106,131,687	—
Total					$5,047,302,044	$38,685,543

*	Affiliated issuers, as defined in the 1940 Act, as amended.

**	At February 29, 2012, the issuers of these securities were no longer affiliated with the Fund.

Note G—Recent Accounting Pronouncement:

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")." ASU No. 2011-04 amends ASC 820 to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. It will not affect the fair valuation of the Funds' investments, but rather the quantitative and qualitative disclosures in the financial statements. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of the adoption of ASU No. 2011-04 on the Funds' financial statement disclosures.

Note H—Legal Matters:

In July 2010, Benjamin J. Gamoran filed a purported "Verified Derivative Complaint" in the Supreme Court of the State of New York naming, along with other defendants, the Trust as a nominal defendant. The suit alleged that the defendants are liable for losses related to International's investments in shares of certain companies that are alleged to have illegally offered or facilitated online gambling by individuals located in the United States and asserted purported state law derivative claims for breach of fiduciary duty, negligence, and waste. In August 2010, defendants removed the action to the United States District Court for the Southern District of New York. On May 11, 2011, the District Court dismissed the action without prejudice upon plaintiff's mid-suit demand on the Board. The Board named a committee of non-involved Trustees to review the plaintiff's demand and to make a recommendation to the Board regarding how to appropriately respond. The committee retained counsel to assist it.

On August 24, 2011, plaintiff Gamoran filed another complaint, this time in Delaware federal court ("Gamoran III"). The case was later transferred to the Southern District of New York. The substantive underlying claims alleged in the Gamoran III complaint are similar to those that appeared in the July 2010 case discussed above and an earlier voluntarily dismissed action. The Gamoran III complaint also alleges some purported class claims. It seeks relief including compensatory damages for the Trust representing the loss in value of the Trust's investments resulting from the allegedly illegal conduct, compensatory damages for individual shareholders for the investment losses, forfeiture and disgorgement of fees and commissions, treble and punitive damages, attorney's fees, and other items. While earlier complaints contended that demand was futile, the Gamoran III complaint alleges that plaintiff Gamoran has made demand but that filing the latest lawsuit was necessary to prevent the claims from being barred by the statute of limitations. The Gamoran III complaint names the Trust as a nominal defendant and although it apparently does not seek a judgment against the Fund, there may be circumstances in which the Fund could be called upon to indemnify certain defendants. A full statement of plaintiff's claims and the relief sought are set forth in the Gamoran III complaint.

On September 1, 2011, plaintiff filed a notice of voluntary dismissal of the claims against one of the Trustees of the Trust in the Gamoran III case. Defendants subsequently moved to dismiss the Gamoran III complaint. In his brief opposing defendants' motion to dismiss, plaintiff indicated that he does not intend to pursue his putative class claims. The motion to dismiss is fully briefed and is currently pending before the Court.

The committee named by the Trust's Board to evaluate the claims in plaintiff's May 2011 demand letter recommended that the Board decline to pursue those claims, and the board adopted that recommendation. On March 16, 2012, counsel to the committee transmitted a letter to Mr. Gamoran's counsel notifying Mr. Gamoran of the Board's decision.

For the six months ended February 29, 2012, the litigation, demand investigation and related fees recorded in the Statements of Operations were $730,846. The Trust, on behalf of International, has filed a claim under its insurance policy for reimbursement of certain litigation expenses. As of February 29, 2012, the Trust, on behalf of International, has received $297,880 in insurance proceeds. Although there is no assurance as to whether or to what extent the insurance carrier will continue to pay on this claim, the Trust is hopeful that insurance proceeds may continue to offset a portion of its defensive litigation expenses. Costs of the demand investigation are not currently anticipated to be covered by the Trust's insurance policy.

Note I—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management

Emerging Markets Equity Fund
Institutional Class
2/29/2012 (Unaudited)	$15.80	$0.00	$0.26	$0.26	$(0.08)	$—	$—	$(0.08)	$—
8/31/2011	$15.61	$0.18	$0.40	$0.58	$(0.03)	$(0.36)	$—	$(0.39)	$—
8/31/2010	$14.05	$0.11	$2.51	$2.62	$(0.06)	$(1.00)	$—	$(1.06)	$—
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.16	$4.31	$(0.26)	$—	$—	$(0.26)	$—
Class A
2/29/2012 (Unaudited)	$15.74	$(0.02)	$0.26	$0.24	$(0.05)	$—	$—	$(0.05)	$—
8/31/2011	$15.57	$0.03	$0.50	$0.53	$—	$(0.36)	$—	$(0.36)	$—
8/31/2010	$14.02	$0.09	$2.50	$2.59	$(0.04)	$(1.00)	$—	$(1.04)	$—
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.13	$4.28	$(0.26)	$—	$—	$(0.26)	$—
Class C
2/29/2012 (Unaudited)	$15.46	$(0.07)	$0.26	$0.19	$—	$—	$—	$—	$—
8/31/2011	$15.41	$(0.02)	$0.43	$0.41	$—	$(0.36)	$—	$(0.36)	$—
8/31/2010	$13.96	$(0.10)	$2.55	$2.45	$—	$(1.00)	$—	$(1.00)	$—
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.08	$4.12	$4.20	$(0.24)	$—	$—	$(0.24)	$—
Class R3
2/29/2012 (Unaudited)	$15.52	$(0.05)	$0.27	$0.22	$—	$—	$—	$—	$—
8/31/2011	$15.42	$(0.01)	$0.47	$0.46	$—	$(0.36)	$—	$(0.36)	$—
Period from 6/21/2010^ to 8/31/2010	$15.10	$(0.00)	$0.32	$0.32	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

Emerging Markets Equity Fund
Institutional Class
2/29/2012 (Unaudited)	$—	$15.98	1.77	%**	$139.0	1.25	%*	1.25	%‡*	.02	%*	53	%**
8/31/2011	$0.00	$15.80	3.44%		$107.7	1.26%		1.26	%‡	1.05%		71%
8/31/2010	$0.00	$15.61	18.76%		$9.0	1.26%		1.26	%‡	.72%		81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$14.05	44.66	%**	$4.0	1.28	%*	1.28	%‡*	1.55	%*	84	%**
Class A
2/29/2012 (Unaudited)	$—	$15.93	1.60	%**	$4.4	1.50	%*	1.50	%‡*	(.24	%)*	53	%**
8/31/2011	$0.00	$15.74	3.16%		$4.9	1.50%		1.50	%‡	.19%		71%
8/31/2010	$0.00	$15.57	18.58%		$5.5	1.51%		1.51	%‡	.61%		81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$14.02	44.38	%**	$1.8	1.53	%*	1.53	%‡*	1.31	%*	84	%**
Class C
2/29/2012 (Unaudited)	$—	$15.65	1.23	%**	$1.4	2.25	%*	2.25	%‡*	(1.01	%)*	53	%**
8/31/2011	$0.00	$15.46	2.41%		$1.1	2.26%		2.26	%‡	(.12%)		71%
8/31/2010	$0.00	$15.41	17.62%		$0.2	2.26%		2.26	%‡	(.63%)		81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$13.96	43.42	%**	$0.2	2.28	%*	2.28	%‡*	.77	%*	84	%**
Class R3
2/29/2012 (Unaudited)	$—	$15.74	1.42	%**	$0.1	1.91	%*	1.91	%‡*	(.66	%)*	53	%**
8/31/2011	$0.00	$15.52	2.73%		$0.0	1.91%		1.91	%‡	(.04%)		71%
Period from 6/21/2010^ to 8/31/2010	$0.00	$15.42	2.12	%**	$0.0	1.93	%*	1.93	%‡*	(.09	%)*	81	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Equity Income Fund
Institutional Class
2/29/2012 (Unaudited)	$11.28	$0.16	$0.28	$0.44	$(0.20)	$(0.07)	$—	$(0.27)	$—
8/31/2011	$10.02	$0.33	$1.41	$1.74	$(0.48)	$—	$—	$(0.48)	$—
8/31/2010	$8.74	$0.40	$1.22	$1.62	$(0.34)	$—	$—	$(0.34)	$—
8/31/2009	$10.72	$0.34	$(2.04)	$(1.70)	$(0.21)	$(0.07)	$—	$(0.28)	$—
8/31/2008‡‡	$10.52	$0.31	$0.40	$0.71	$(0.27)	$(0.24)	$—	$(0.51)	$—
Period from 11/2/2006^ to 8/31/2007‡‡	$10.00	$0.25	$0.52	$0.77	$(0.25)	$(0.00)	$—	$(0.25)	$—
Class A
2/29/2012 (Unaudited)	$11.24	$0.14	$0.27	$0.41	$(0.18)	$(0.07)	$—	$(0.25)	$—
8/31/2011	$9.99	$0.28	$1.41	$1.69	$(0.44)	$—	$—	$(0.44)	$—
8/31/2010	$8.72	$0.36	$1.22	$1.58	$(0.31)	$—	$—	$(0.31)	$—
8/31/2009	$10.72	$0.25	$(1.99)	$(1.74)	$(0.19)	$(0.07)	$—	$(0.26)	$—
Period from 6/9/2008^ to 8/31/2008	$10.95	$0.07	$(0.24)	$(0.17)	$(0.06)	$—	$—	$(0.06)	$—
Class C
2/29/2012 (Unaudited)	$11.18	$0.10	$0.28	$0.38	$(0.14)	$(0.07)	$—	$(0.21)	$—
8/31/2011	$9.96	$0.20	$1.40	$1.60	$(0.38)	$—	$—	$(0.38)	$—
8/31/2010	$8.70	$0.31	$1.20	$1.51	$(0.25)	$—	$—	$(0.25)	$—
8/31/2009	$10.71	$0.20	$(2.00)	$(1.80)	$(0.14)	$(0.07)	$—	$(0.21)	$—
Period from 6/9/2008^ to 8/31/2008	$10.95	$0.05	$(0.24)	$(0.19)	$(0.05)	$—	$—	$(0.05)	$—
Class R3
2/29/2012 (Unaudited)	$11.24	$0.13	$0.26	$0.39	$(0.16)	$(0.07)	$—	$(0.23)	$—
8/31/2011	$9.99	$0.27	$1.39	$1.66	$(0.41)	$—	$—	$(0.41)	$—
Period from 6/21/2010^ to 8/31/2010	$10.06	$0.11	$(0.12)	$(0.01)	$(0.06)	$—	$—	$(0.06)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

Equity Income Fund
Institutional Class
2/29/2012 (Unaudited)	$—	$11.45	4.04	%**	$1,098.6	.73%*	.73	%§*	3.00%*	16	%**
8/31/2011	$—	$11.28	17.70%		$701.7	.80%	.80	%§	2.93%	22%
8/31/2010	$—	$10.02	18.81%		$100.9	.80%	.80	%‡	4.09%	29%
8/31/2009	$—	$8.74	(15.54%)		$18.9	.80%	.80	%‡	3.97%	61%
8/31/2008‡‡	$—	$10.72	7.01	%†††	$5.6	.97%	.96	%‡	2.94%	48%
Period from 11/2/2006^ to 8/31/2007‡‡	$—	$10.52	7.73	%†††**	$5.4	1.00%*	1.00	%‡*	2.81%*	26	%**
Class A
2/29/2012 (Unaudited)	$—	$11.40	3.77	%**	$875.3	1.16%*	1.16	%§*	2.59%*	16	%**
8/31/2011	$—	$11.24	17.27%		$567.0	1.16%	1.16	%§	2.50%	22%
8/31/2010	$—	$9.99	18.36%		$176.6	1.16%	1.16	%‡	3.70%	29%
8/31/2009	$—	$8.72	(16.01%)		$43.0	1.16%	1.16	%‡	3.15%	61%
Period from 6/9/2008^ to 8/31/2008	$—	$10.72	(1.57	%)**	$23.6	1.17%*	1.16	%‡*	2.72%*	48	%Ø
Class C
2/29/2012 (Unaudited)	$—	$11.35	3.51	%**	$333.8	1.86%*	1.86	%§*	1.88%*	16	%**
8/31/2011	$—	$11.18	16.31%		$233.2	1.91%	1.91	%§	1.81%	22%
8/31/2010	$—	$9.96	17.59%		$44.0	1.91%	1.91	%‡	3.15%	29%
8/31/2009	$—	$8.70	(16.60%)		$4.3	1.91%	1.91	%‡	2.46%	61%
Period from 6/9/2008^ to 8/31/2008	$—	$10.71	(1.72	%)**	$1.2	1.92%*	1.90	%‡*	2.22%*	48	%Ø
Class R3
2/29/2012 (Unaudited)	$—	$11.40	3.63	%**	$0.4	1.41%*	1.41	%§*	2.38%*	16	%**
8/31/2011	$—	$11.24	16.92%		$0.2	1.41%	1.41	%‡	2.44%	22%
Period from 6/21/2010^ to 8/31/2010	$—	$9.99	(.04	%)**	$0.0	1.41%*	1.41	%‡*	5.53%*	29	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management

Focus Fund
Investor Class
2/29/2012 (Unaudited)	$18.80	$0.07	$2.18	$2.25	$(0.10)	$—	$—	$(0.10)	$—
8/31/2011	$16.07	$0.13	$2.70	$2.83	$(0.10)	$—	$—	$(0.10)	$—
8/31/2010	$16.59	$0.11	$(0.50)	$(0.39)	$(0.13)	$—	$—	$(0.13)	$—
8/31/2009	$24.78	$0.14	$(6.00)	$(5.86)	$(0.14)	$(2.19)	$—	$(2.33)	$—
8/31/2008	$32.79	$0.15	$(2.09)	$(1.94)	$(0.16)	$(5.91)	$—	$(6.07)	$—
8/31/2007	$34.30	$0.15	$3.33	$3.48	$(0.15)	$(4.84)	$—	$(4.99)	$—
Trust Class
2/29/2012 (Unaudited)	$13.70	$0.04	$1.58	$1.62	$(0.07)	$—	$—	$(0.07)	$—
8/31/2011	$11.73	$0.06	$1.98	$2.04	$(0.07)	$—	$—	$(0.07)	$—
8/31/2010	$12.14	$0.05	$(0.36)	$(0.31)	$(0.10)	$—	$—	$(0.10)	$—
8/31/2009	$18.18	$0.07	$(4.40)	$(4.33)	$(0.10)	$(1.61)	$—	$(1.71)	$—
8/31/2008	$24.09	$0.06	$(1.54)	$(1.48)	$(0.09)	$(4.34)	$—	$(4.43)	$—
8/31/2007	$25.19	$0.05	$2.46	$2.51	$(0.04)	$(3.57)	$—	$(3.61)	$—
Advisor Class
2/29/2012 (Unaudited)	$9.41	$0.02	$1.08	$1.10	$(0.08)	$—	$—	$(0.08)	$—
8/31/2011	$8.08	$0.03	$1.36	$1.39	$(0.06)	$—	$—	$(0.06)	$—
8/31/2010	$8.40	$0.01	$(0.24)	$(0.23)	$(0.09)	$—	$—	$(0.09)	$—
8/31/2009	$12.64	$0.03	$(3.07)	$(3.04)	$(0.09)	$(1.11)	$—	$(1.20)	$—
8/31/2008	$16.80	$0.02	$(1.08)	$(1.06)	$(0.07)	$(3.03)	$—	$(3.10)	$—
8/31/2007	$17.57	$0.00	$1.71	$1.71	$—	$(2.48)	$—	$(2.48)	$—
Institutional Class
2/29/2012 (Unaudited)	$18.84	$0.09	$2.18	$2.27	$(0.14)	$—	$—	$(0.14)	$—
8/31/2011	$16.08	$0.21	$2.66	$2.87	$(0.11)	$—	$—	$(0.11)	$—
Period from 6/21/2010^ to 8/31/2010	$17.77	$0.06	$(1.75)	$(1.69)	$—	$—	$—	$—	$—
Class A
2/29/2012 (Unaudited)	$13.67	$0.04	$1.58	$1.62	$(0.12)	$—	$—	$(0.12)	$—
8/31/2011	$11.73	$0.10	$1.95	$2.05	$(0.11)	$—	$—	$(0.11)	$—
Period from 6/21/2010^ to 8/31/2010	$12.97	$0.03	$(1.27)	$(1.24)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

Focus Fund
Investor Class
2/29/2012 (Unaudited)	$—	$20.95	12.03	%**	$538.3	.97%*	.97	%*	.71%*	66	%**
8/31/2011	$—	$18.80	17.61%		$503.8	.97%	.97%		.65%	113%
8/31/2010	$—	$16.07	(2.39%)		$478.8	.97%	.97%		.61%	89%
8/31/2009	$—	$16.59	(21.06%)		$540.9	.99%	.99	%‡	.92%	89%
8/31/2008	$—	$24.78	(7.12%)		$795.6	.89%	.88	%‡	.56%	90%
8/31/2007	$—	$32.79	10.71%		$1,018.6	.88%	.87	%‡	.44%	53%
Trust Class
2/29/2012 (Unaudited)	$—	$15.25	11.93	%**	$17.9	1.17%*	1.17	%*	.52%*	66	%**
8/31/2011	$—	$13.70	17.39%		$17.9	1.16%	1.16%		.45%	113%
8/31/2010	$—	$11.73	(2.61%)		$18.9	1.19%	1.19%		.38%	89%
8/31/2009	$—	$12.14	(21.21%)		$23.7	1.24%	1.24	%‡	.65%	89%
8/31/2008	$—	$18.18	(7.37%)		$41.5	1.11%	1.10	%‡	.31%	90%
8/31/2007	$—	$24.09	10.49%		$72.3	1.08%	1.07	%‡	.21%	53%
Advisor Class
2/29/2012 (Unaudited)	$—	$10.43	11.82	%**	$7.3	1.32%*	1.32	%*	.35%*	66	%**
8/31/2011	$—	$9.41	17.20%		$7.8	1.32%	1.32%		.30%	113%
8/31/2010	$—	$8.08	(2.83%)		$7.7	1.42%	1.42	%§	.15%	89%
8/31/2009	$—	$8.40	(21.45%)		$10.2	1.50%	1.50	%‡	.40%	89%
8/31/2008	$—	$12.64	(7.55%)		$16.7	1.34%	1.33	%‡	.12%	90%
8/31/2007	$—	$16.80	10.23%		$23.3	1.29%	1.28	%‡	.02%	53%
Institutional Class
2/29/2012 (Unaudited)	$—	$20.97	12.17	%**	$6.1	.75%*	.75	%‡*	.96%*	66	%**
8/31/2011	$—	$18.84	17.85%		$4.9	.75%	.75	%‡	1.03%	113%
Period from 6/21/2010^ to 8/31/2010	$—	$16.08	(9.51	%)**	$0.0	.75%*	.75	%‡*	1.80%*	89	%Ø
Class A
2/29/2012 (Unaudited)	$—	$15.17	11.98	%**	$0.4	1.11%*	1.11	%‡*	.59%*	66	%**
8/31/2011	$—	$13.67	17.43%		$0.4	1.11%	1.11	%‡	.66%	113%
Period from 6/21/2010^ to 8/31/2010	$—	$11.73	(9.56	%)**	$0.0	1.11%*	1.11	%‡*	1.44%*	89	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management

Class C
2/29/2012 (Unaudited)	$9.32	$(0.01)	$1.08	$1.07	$(0.09)	$—	$—	$(0.09)	$—
8/31/2011	$8.07	$(0.02)	$1.36	$1.34	$(0.09)	$—	$—	$(0.09)	$—
Period from 6/21/2010^ to 8/31/2010	$8.94	$0.01	$(0.88)	$(0.87)	$—	$—	$—	$—	$—
Genesis Fund
Investor Class
2/29/2012 (Unaudited)	$34.28	$0.06	$2.18	$2.24	$(0.58)	$(1.10)	$—	$(1.68)	$—
8/31/2011	$26.44	$0.27	$7.57	$7.84	$—	$—	$—	$—	$—
8/31/2010	$24.39	$(0.03)	$2.08	$2.05	$—	$—	$—	$—	$—
8/31/2009	$34.95	$(0.01)	$(9.23)	$(9.24)	$—	$(1.32)	$(0.00)	$(1.32)	$—
8/31/2008	$37.55	$(0.07)	$3.53	$3.46	$(0.16)	$(5.90)	$—	$(6.06)	$—
8/31/2007	$34.92	$0.18 @@	$5.58 @@	$5.76	$(0.46)	$(2.67)	$—	$(3.13)	$—
Trust Class
2/29/2012 (Unaudited)	$49.13	$0.07	$3.16	$3.23	$(0.50)	$(1.10)	$—	$(1.60)	$—
8/31/2011	$37.92	$0.35	$10.86	$11.21	$—	$—	$—	$—	$—
8/31/2010	$35.00	$(0.07)	$2.99	$2.92	$—	$—	$—	$—	$—
8/31/2009	$50.16	$(0.03)	$(13.24)	$(13.27)	$—	$(1.89)	$(0.00)	$(1.89)	$—
8/31/2008	$53.69	$(0.14)	$5.12	$4.98	$(0.08)	$(8.43)	$—	$(8.51)	$—
8/31/2007	$49.89	$0.24 @@	$7.96 @@	$8.20	$(0.60)	$(3.80)	$—	$(4.40)	$—
Advisor Class
2/29/2012 (Unaudited)	$28.43	$0.00	$1.77	$1.77	$(0.48)	$(1.10)	$—	$(1.58)	$—
8/31/2011	$22.00	$0.12	$6.31	$6.43	$—	$—	$—	$—	$—
8/31/2010	$20.35	$(0.10)	$1.75	$1.65	$—	$—	$—	$—	$—
8/31/2009	$29.25	$(0.07)	$(7.73)	$(7.80)	$—	$(1.10)	$(0.00)	$(1.10)	$—
8/31/2008	$31.43	$(0.16)	$2.98	$2.82	$(0.07)	$(4.93)	$—	$(5.00)	$—
8/31/2007	$29.10	$0.06 @@	$4.67 @@	$4.73	$(0.18)	$(2.22)	$—	$(2.40)	$—
Institutional Class
2/29/2012 (Unaudited)	$47.48	$0.13	$3.05	$3.18	$(0.64)	$(1.10)	$—	$(1.74)	$—
8/31/2011	$36.56	$0.45	$10.47	$10.92	$—	$—	$—	$—	$—
8/31/2010	$33.64	$0.04	$2.88	$2.92	$—	$—	$—	$—	$—
8/31/2009	$48.09	$0.06	$(12.70)	$(12.64)	$—	$(1.81)	$(0.00)	$(1.81)	$—
8/31/2008	$51.52	$(0.01)	$4.90	$4.89	$(0.23)	$(8.09)	$—	$(8.32)	$—
8/31/2007	$47.95	$0.32 @@	$7.68 @@	$8.00	$(0.78)	$(3.65)	$—	$(4.43)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

Class C
2/29/2012 (Unaudited)	$—	$10.30	11.57	%**	$0.3	1.86%*	1.86	%‡*	(.17%)*	66	%**
8/31/2011	$—	$9.32	16.62%		$0.3	1.86%	1.86	%‡	(.16%)	113%
Period from 6/21/2010^ to 8/31/2010	$—	$8.07	(9.73	%)**	$0.0	1.86%*	1.86	%‡*	.69%*	89	%Ø
Genesis Fund
Investor Class
2/29/2012 (Unaudited)	$—	$34.84	6.89	%**	$2,350.1	1.03%*	1.03	%*	.37%*	4	%**
8/31/2011	$—	$34.28	29.65%		$2,157.7	1.05%	1.05%		.81%	18%
8/31/2010	$—	$26.44	8.41%		$1,773.6	1.06%	1.06%		(.11%)	16%
8/31/2009	$—	$24.39	(25.72%)		$1,626.8	1.08%	1.08	%‡	(.04%)	12%
8/31/2008	$—	$34.95	10.18%		$2,386.8	1.03%	1.02	%‡	(.20%)	18	%##
8/31/2007	$—	$37.55	17.51%		$1,997.2	1.03%	1.02	%‡	.51%@@	25%
Trust Class
2/29/2012 (Unaudited)	$—	$50.76	6.82	%**	$3,436.2	1.11%*	1.11	%*	.28%*	4	%**
8/31/2011	$—	$49.13	29.56%		$3,436.5	1.13%	1.13%		.74%	18%
8/31/2010	$—	$37.92	8.34%		$3,057.6	1.12%	1.12%		(.17%)	16%
8/31/2009	$—	$35.00	(25.73%)		$3,244.1	1.12%	1.12	%‡	(.09%)	12%
8/31/2008	$—	$50.16	10.22%		$4,799.6	1.09%	1.09	%‡	(.27%)	18	%##
8/31/2007	$—	$53.69	17.41%		$4,985.5	1.10%	1.09	%‡	.48%@@	25%
Advisor Class
2/29/2012 (Unaudited)	$—	$28.62	6.66	%**	$654.9	1.38%*	1.38	%*	.02%*	4	%**
8/31/2011	$—	$28.43	29.23%		$601.3	1.40%	1.40%		.43%	18%
8/31/2010	$—	$22.00	8.11%		$440.2	1.38%	1.38%		(.42%)	16%
8/31/2009	$—	$20.35	(25.95%)		$397.9	1.38%	1.38	%‡	(.34%)	12%
8/31/2008	$—	$29.25	9.89%		$596.8	1.35%	1.34	%‡	(.53%)	18	%##
8/31/2007	$—	$31.43	17.14%		$547.2	1.35%	1.35	%‡	.20%@@	25%
Institutional Class
2/29/2012 (Unaudited)	$—	$48.92	6.97	%**	$5,495.1	.85%*	.85	%‡*	.55%*	4	%**
8/31/2011	$—	$47.48	29.87%		$4,975.0	.87%	.87	%‡	.97%	18%
8/31/2010	$—	$36.56	8.68%		$3,571.8	.85%	.85	%‡	.11%	16%
8/31/2009	$—	$33.64	(25.55%)		$3,283.0	.85%	.85	%‡	.18%	12%
8/31/2008	$—	$48.09	10.48%		$4,781.4	.84%	.84	%‡	(.03%)	18	%##
8/31/2007	$—	$51.52	17.73%		$3,307.5	.85%	.84	%‡	.65%@@	25%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management

Global Equity Fund
Institutional Class
2/29/2012 (Unaudited)	$9.10	$0.02	$0.21	$0.23	$(0.78)	$—	$—	$(0.78)	$—
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.00)	$(0.90)	$(0.90)	$—	$—	$—	$—	$—
Class A
2/29/2012 (Unaudited)	$9.09	$(0.00)	$0.21	$0.21	$(0.76)	$—	$—	$(0.76)	$—
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.01)	$(0.90)	$(0.91)	$—	$—	$—	$—	$—
Class C
2/29/2012 (Unaudited)	$9.08	$(0.03)	$0.21	$0.18	$(0.76)	$—	$—	$(0.76)	$—
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.02)	$(0.90)	$(0.92)	$—	$—	$—	$—	$—
Global Thematic Opportunities Fund
Institutional Class
2/29/2012 (Unaudited)	$9.44	$0.01	$(0.23)	$(0.22)	$(0.02)	$—	$—	$(0.02)	$—
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.00)	$(0.56)	$(0.56)	$—	$—	$—	$—	$—
Class A
2/29/2012 (Unaudited)	$9.44	$(0.01)	$(0.24)	$(0.25)	$(0.01)	$—	$—	$(0.01)	$—
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.01)	$(0.55)	$(0.56)	$—	$—	$—	$—	$—
Class C
2/29/2012 (Unaudited)	$9.42	$(0.04)	$(0.24)	$(0.28)	$(0.01)	$—	$—	$(0.01)	$—
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.02)	$(0.56)	$(0.58)	$—	$—	$—	$—	$—
Guardian Fund
Investor Class
2/29/2012 (Unaudited)	$14.49	$0.03	$1.03	$1.06	$(0.10)	$—	$—	$(0.10)	$—
8/31/2011	$11.98	$0.11	$2.45	$2.56	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$11.15	$0.05	$0.84	$0.89	$(0.06)	$—	$—	$(0.06)	$—
8/31/2009	$16.58	$0.07	$(4.15)	$(4.08)	$(0.05)	$(1.30)	$—	$(1.35)	$—
8/31/2008	$19.89	$0.11	$(1.05)	$(0.94)	$(0.13)	$(2.24)	$—	$(2.37)	$—
8/31/2007	$18.64	$0.14	$2.49	$2.63	$(0.07)	$(1.31)	$—	$(1.38)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

Global Equity Fund
Institutional Class
2/29/2012 (Unaudited)	$—	$8.55	3.42	%**	$4.3	1.15	%*	1.15	%‡*	.56	%*	41	%**
Period from 6/30/2011^ to 8/31/2011	$—	$9.10	(9.00	%)**	$0.8	1.15	%*	1.15	%‡*	(.20	%)*	8	%**
Class A
2/29/2012 (Unaudited)	$—	$8.54	3.23	%**	$0.1	1.51	%*	1.51	%‡*	(.05	%)*	41	%**
Period from 6/30/2011^ to 8/31/2011	$—	$9.09	(9.10	%)**	$0.1	1.51	%*	1.51	%‡*	(.53	%)*	8	%**
Class C
2/29/2012 (Unaudited)	$—	$8.50	2.86	%**	$0.0	2.26	%*	2.26	%‡*	(.80	%)*	41	%**
Period from 6/30/2011^ to 8/31/2011	$—	$9.08	(9.20	%)**	$0.0	2.26	%*	2.26	%‡*	(1.31	%)*	8	%**
Global Thematic Opportunities Fund
Institutional Class
2/29/2012 (Unaudited)	$—	$9.20	(2.34	%)**	$40.8	1.25	%*	1.25	%‡*	.13	%*	23	%**
Period from 6/30/2011^ to 8/31/2011	$—	$9.44	(5.60	%)**	$27.4	1.25	%*	1.25	%‡*	(.14	%)*	11	%**
Class A
2/29/2012 (Unaudited)	$—	$9.18	(2.59	%)**	$0.6	1.61	%*	1.61	%‡*	(.18	%)*	23	%**
Period from 6/30/2011^ to 8/31/2011	$—	$9.44	(5.60	%)**	$0.2	1.61	%*	1.61	%‡*	(.50	%)*	11	%**
Class C
2/29/2012 (Unaudited)	$—	$9.13	(2.93	%)**	$0.1	2.36	%*	2.36	%‡*	(.99	%)*	23	%**
Period from 6/30/2011^ to 8/31/2011	$—	$9.42	(5.80	%)**	$0.1	2.36	%*	2.36	%‡*	(1.32	%)*	11	%**
Guardian Fund
Investor Class
2/29/2012 (Unaudited)	$—	$15.45	7.41	%**	$986.2	.92	%*	.92	%*	.45	%*	14	%**
8/31/2011	$—	$14.49	21.35%		$962.6	.92%		.92%		.74%		32%
8/31/2010	$—	$11.98	7.99%		$869.2	.95%		.95%		.40%		36%
8/31/2009	$—	$11.15	(22.65%)		$875.5	.97%		.97	%‡	.67%		29%
8/31/2008	$—	$16.58	(5.38%)		$1,252.9	.89%		.88	%‡	.59%		42%
8/31/2007	$—	$19.89	14.48%		$1,441.6	.88%		.87	%‡	.69%		20%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management

Trust Class
2/29/2012 (Unaudited)	$11.32	$0.02	$0.80	$0.82	$(0.09)	$—	$—	$(0.09)	$—
8/31/2011	$9.38	$0.06	$1.92	$1.98	$(0.04)	$—	$—	$(0.04)	$—
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.05)	$—	$—	$(0.05)	$—
8/31/2009	$13.02	$0.04	$(3.25)	$(3.21)	$(0.04)	$(1.02)	$—	$(1.06)	$—
8/31/2008	$15.64	$0.06	$(0.82)	$(0.76)	$(0.10)	$(1.76)	$—	$(1.86)	$—
8/31/2007	$14.66	$0.07	$1.98	$2.05	$(0.04)	$(1.03)	$—	$(1.07)	$—
Advisor Class
2/29/2012 (Unaudited)	$12.77	$(0.01)	$0.92	$0.91	$(0.04)	$—	$—	$(0.04)	$—
8/31/2011	$10.59	$0.02	$2.16	$2.18	$—	$—	$—	$—	$—
8/31/2010	$9.87	$(0.02)	$0.75	$0.73	$(0.01)	$—	$—	$(0.01)	$—
8/31/2009	$14.65	$0.01	$(3.65)	$(3.64)	$(0.00)	$(1.14)	$—	$(1.14)	$—
8/31/2008	$17.55	$(0.01)	$(0.92)	$(0.93)	$—	$(1.97)	$—	$(1.97)	$—
8/31/2007	$16.48	$0.01	$2.22	$2.23	$—	$(1.16)	$—	$(1.16)	$—
Institutional Class
2/29/2012 (Unaudited)	$14.52	$0.05	$1.03	$1.08	$(0.13)	$—	$—	$(0.13)	$—
8/31/2011	$12.01	$0.12	$2.47	$2.59	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010	$11.16	$0.08	$0.84	$0.92	$(0.07)	$—	$—	$(0.07)	$—
Period from 5/27/2009^ to 8/31/2009	$10.39	$0.03	$0.74	$0.77	$—	$—	$—	$—	$—
Class A
2/29/2012 (Unaudited)	$11.28	$0.02	$0.79	$0.81	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$9.36	$0.06	$1.91	$1.97	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.07)	$—	$—	$(0.07)	$—
Period from 5/27/2009^ to 8/31/2009	$8.15	$0.01	$0.59	$0.60	$—	$—	$—	$—	$—
Class C
2/29/2012 (Unaudited)	$12.60	$(0.03)	$0.90	$0.87	$(0.05)	$—	$—	$(0.05)	$—
8/31/2011	$10.51	$(0.04)	$2.15	$2.11	$(0.02)	$—	$—	$(0.02)	$—
8/31/2010	$9.86	$(0.06)	$0.76	$0.70	$(0.05)	$—	$—	$(0.05)	$—
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.00	$0.65	$0.65	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

Trust Class
2/29/2012 (Unaudited)	$—	$12.05	7.37%**	$118.8	1.09%*	1.09	%*	.29%*	14	%**
8/31/2011	$—	$11.32	21.08%	$102.6	1.09%	1.09%		.55%	32%
8/31/2010	$—	$9.38	7.75%	$79.0	1.12%	1.12%		.23%	36%
8/31/2009	$—	$8.75	(22.74%)	$71.0	1.14%	1.14	%‡	.50%	29%
8/31/2008	$—	$13.02	(5.52%)	$103.6	1.07%	1.06	%‡	.41%	42%
8/31/2007	$—	$15.64	14.30%	$122.7	1.05%	1.05	%‡	.47%	20%
Advisor Class
2/29/2012 (Unaudited)	$—	$13.64	7.15%**	$0.6	1.50%*	1.50	%§*	(.15%)*	14	%**
8/31/2011	$—	$12.77	20.59%	$0.6	1.50%	1.50	%§	.15%	32%
8/31/2010	$—	$10.59	7.38%	$0.5	1.50%	1.50	%‡	(.16%)	36%
8/31/2009	$—	$9.87	(23.05%)	$0.5	1.50%	1.50	%‡	.13%	29%
8/31/2008	$—	$14.65	(5.96%)	$0.9	1.50%	1.50	%‡	(.04%)	42%
8/31/2007	$—	$17.55	13.82%	$1.1	1.50%	1.50	%‡	.04%	20%
Institutional Class
2/29/2012 (Unaudited)	$—	$15.47	7.53%**	$57.0	.74%*	.74	%§*	.66%*	14	%**
8/31/2011	$—	$14.52	21.51%	$33.5	.75%	.75	%§	.77%	32%
8/31/2010	$—	$12.01	8.22%	$4.3	.75%	.75	%‡	.65%	36%
Period from 5/27/2009^ to 8/31/2009	$—	$11.16	7.41%**	$0.1	.75%*	.75	%‡*	1.12%*	29	%Ø
Class A
2/29/2012 (Unaudited)	$—	$11.98	7.31%**	$13.8	1.11%*	1.11	%‡*	.29%*	14	%**
8/31/2011	$—	$11.28	21.06%	$10.8	1.11%	1.11	%‡	.51%	32%
8/31/2010	$—	$9.36	7.72%	$3.5	1.11%	1.11	%‡	.23%	36%
Period from 5/27/2009^ to 8/31/2009	$—	$8.75	7.36%**	$0.5	1.11%*	1.11	%‡*	.41%*	29	%Ø
Class C
2/29/2012 (Unaudited)	$—	$13.42	6.92%**	$1.3	1.86%*	1.86	%‡*	(.47%)*	14	%**
8/31/2011	$—	$12.60	20.11%	$1.1	1.86%	1.86	%‡	(.28%)	32%
8/31/2010	$—	$10.51	7.08%	$0.4	1.86%	1.86	%‡	(.51%)	36%
Period from 5/27/2009^ to 8/31/2009	$—	$9.86	7.06%**	$0.1	1.86%*	1.86	%‡*	.01%*	29	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management

Class R3
2/29/2012 (Unaudited)	$12.72	$0.00	$0.90	$0.90	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$10.57	$0.04	$2.16	$2.20	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$9.88	$(0.00)	$0.74	$0.74	$(0.05)	$—	$—	$(0.05)	$—
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.01	$0.66	$0.67	$—	$—	$—	$—	$—
International Fund
Investor Class
2/29/2012 (Unaudited)	$16.68	$(0.01)	$0.03	$0.02	$(0.14)	$—	$—	$(0.14)	$—
8/31/2011	$14.51	$0.15	$2.06	$2.21	$(0.19)	$—	$—	$(0.19)	$0.15
8/31/2010	$13.58	$0.13	$0.99	$1.12	$(0.14)	$—	$(0.05)	$(0.19)	$—
8/31/2009	$17.64	$0.16	$(3.86)	$(3.70)	$(0.36)	$—	$—	$(0.36)	$—
8/31/2008	$25.68	$0.38	$(4.26)	$(3.88)	$(0.80)	$(3.36)	$—	$(4.16)	$—
8/31/2007	$24.23	$0.26	$3.81	$4.07	$(0.29)	$(2.33)	$—	$(2.62)	$—
Trust Class
2/29/2012 (Unaudited)	$18.47	$(0.02)	$0.04	$0.02	$(0.10)	$—	$—	$(0.10)	$—
8/31/2011	$16.08	$0.12	$2.27	$2.39	$(0.17)	$—	$—	$(0.17)	$0.17
8/31/2010	$15.03	$0.13	$1.10	$1.23	$(0.13)	$—	$(0.05)	$(0.18)	$—
8/31/2009	$19.43	$0.17	$(4.24)	$(4.07)	$(0.33)	$—	$—	$(0.33)	$—
8/31/2008	$28.18	$0.39	$(4.69)	$(4.30)	$(0.77)	$(3.68)	$—	$(4.45)	$—
8/31/2007	$26.52	$0.27	$4.16	$4.43	$(0.24)	$(2.53)	$—	$(2.77)	$—
Class A
2/29/2012 (Unaudited)	$18.51	$(0.03)	$0.04	$0.01	$(0.12)	$—	$—	$(0.12)	$—
Period from 12/20/2010^ to 8/31/2011	$18.58	$0.07	$(0.31)	$(0.24)	$—	$—	$—	$—	$0.17
Class C
2/29/2012 (Unaudited)	$18.41	$(0.12)	$0.09	$(0.03)	$—	$—	$—	$—	$—
Period from 12/20/2010^ to 8/31/2011	$18.58	$0.06	$(0.40)	$(0.34)	$—	$—	$—	$—	$0.17

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

Class R3
2/29/2012 (Unaudited)	$—	$13.51	7.17	%**	$0.8	1.36	%*	1.36	%‡*	.06	%*	14	%**
8/31/2011	$—	$12.72	20.79%		$0.4	1.36%		1.36	%‡	.28%		32%
8/31/2010	$—	$10.57	7.51%		$0.1	1.36%		1.36	%‡	(.02%)		36%
Period from 5/27/2009^ to 8/31/2009	$—	$9.88	7.27	%**	$0.1	1.36	%*	1.36	%‡*	.51	%*	29	%Ø
International Fund
Investor Class
2/29/2012 (Unaudited)	$—	$16.56	.26	%**	$152.3	1.61	%a*	1.61	%‡a*	.11	%a*	14	%**
8/31/2011	$0.00	$16.68	16.28%		$166.9	1.45%		1.45	%‡	.90%		45%
8/31/2010	$0.00	$14.51	8.26%		$172.5	1.40%		1.40	%‡	.93%		61%
8/31/2009	$0.00	$13.58	(20.42%)		$208.8	1.40%		1.40	%‡	1.38%		81%
8/31/2008	$0.00	$17.64	(17.11%)		$405.2	1.26%		1.25	%‡	1.80%		53%
8/31/2007	$0.00	$25.68	17.44%		$690.6	1.25%		1.23	%‡	1.02%		42%
Trust Class
2/29/2012 (Unaudited)	$—	$18.39	.21	%**	$117.6	1.70	%a*	1.70	%‡a*	.02	%a*	14	%**
8/31/2011	$0.00	$18.47	15.91%		$134.0	1.69%		1.69%		.61%		45%
8/31/2010	$0.00	$16.08	8.18%		$162.8	1.52%		1.52%		.81%		61%
8/31/2009	$0.00	$15.03	(20.48%)		$201.5	1.49%		1.49	%‡	1.29%		81%
8/31/2008	$0.00	$19.43	(17.21%)		$417.7	1.36%		1.35	%‡	1.64%		53%
8/31/2007	$0.00	$28.18	17.34%		$824.3	1.34%		1.33	%‡	.96%		42%
Class A
2/29/2012 (Unaudited)	$—	$18.40	.17	%**	$2.2	1.76	%a*	1.76	%‡a*	(.15	%)a*	14	%**
Period from 12/20/2010^ to 8/31/2011	$0.00	$18.51	(.38	%)**	$0.7	1.69	%a*	1.69	%‡a*	.57	%a*	45	%Ø
Class C
2/29/2012 (Unaudited)	$—	$18.38	(.16	%)**	$0.2	2.54	%a*	2.54	%‡a*	(1.12	%)a*	14	%**
Period from 12/20/2010^ to 8/31/2011	$0.00	$18.41	(.91	%)**	$0.1	2.33	%a*	2.33	%‡a*	.48	%a*	45	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management

International Institutional Fund
Institutional Class
2/29/2012 (Unaudited)	$9.20	$0.03	$0.01	$0.04	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$8.10	$0.16	$1.11	$1.27	$(0.17)	$—	$—	$(0.17)	$—
8/31/2010	$7.53	$0.12	$0.56	$0.68	$(0.11)	$—	$—	$(0.11)	$—
8/31/2009	$9.84	$0.13	$(2.17)	$(2.04)	$(0.27)	$—	$—	$(0.27)	$—
8/31/2008	$14.44	$0.28	$(2.42)	$(2.14)	$(0.50)	$(1.96)	$—	$(2.46)	$—
8/31/2007	$12.69	$0.20	$2.04	$2.24	$(0.18)	$(0.31)	$—	$(0.49)	$—
International Large Cap Fund
Trust Class
2/29/2012 (Unaudited)	$9.35	$0.02	$(0.01)	$0.01	$(0.10)	$—	$—	$(0.10)	$—
8/31/2011	$8.31	$0.09	$1.00	$1.09	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$7.93	$0.09	$0.38	$0.47	$(0.09)	$—	$—	$(0.09)	$—
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.22)	$—	$—	$(0.22)	$—
8/31/2008	$12.09	$0.24	$(1.63)	$(1.39)	$(0.18)	$(0.40)	$—	$(0.58)	$—
8/31/2007	$10.19	$0.17	$1.79	$1.96	$(0.05)	$(0.01)	$—	$(0.06)	$—
Institutional Class
2/29/2012 (Unaudited)	$9.36	$0.03	$(0.01)	$0.02	$(0.14)	$—	$—	$(0.14)	$—
8/31/2011	$8.32	$0.16	$0.96	$1.12	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010	$7.93	$0.12	$0.38	$0.50	$(0.11)	$—	$—	$(0.11)	$—
8/31/2009	$10.15	$0.14	$(2.09)	$(1.95)	$(0.27)	$—	$—	$(0.27)	$—
8/31/2008	$12.11	$0.29	$(1.63)	$(1.34)	$(0.22)	$(0.40)	$—	$(0.62)	$—
Period from 10/6/2006^ to 8/31/2007	$10.19	$0.19	$1.80	$1.99	$(0.06)	$(0.01)	$—	$(0.07)	$—
Class A
2/29/2012 (Unaudited)	$9.30	$0.01	$(0.00)	$0.01	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$8.27	$0.08	$1.00	$1.08	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$7.90	$0.10	$0.37	$0.47	$(0.10)	$—	$—	$(0.10)	$—
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.25)	$—	$—	$(0.25)	$—
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.08	$(1.26)	$(1.18)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

International Institutional Fund
Institutional Class
2/29/2012 (Unaudited)	$—	$9.13	.56	%**	$423.2	.82%*	.82	%^^*	.81%*	12	%**
8/31/2011	$—	$9.20	15.62%		$342.6	.80%	.80	%^^	1.67%	46%
8/31/2010	$0.00	$8.10	9.05%		$168.1	.80%	.80	%^^	1.53%	50%
8/31/2009	$0.00	$7.53	(19.92%)		$223.8	.81%	.81	%^^	2.01%	98%
8/31/2008	$0.00	$9.84	(16.90%)		$411.5	.81%	.80	%^^	2.32%	58%
8/31/2007	$0.00	$14.44	17.97%		$574.3	.83%	.83	%^^	1.44%	59%
International Large Cap Fund
Trust Class
2/29/2012 (Unaudited)	$—	$9.26	.25	%**	$16.5	1.25%*	1.25	%‡*	.35%*	15	%**
8/31/2011	$0.00	$9.35	13.09%		$18.6	1.25%	1.25	%‡	.97%	54%
8/31/2010	$0.00	$8.31	5.87%		$27.7	1.25%	1.25	%‡	1.10%	45%
8/31/2009	$0.00	$7.93	(18.84%)		$28.9	1.27%	1.27	%‡	1.62%	90%
8/31/2008	$0.00	$10.12	(11.95%)		$51.5	1.28%	1.27	%‡	2.07%	97%
8/31/2007	$0.00	$12.09	19.24%		$54.2	1.25%	1.24	%‡	1.42%	23%
Institutional Class
2/29/2012 (Unaudited)	$—	$9.24	.44	%**	$173.9	.90%*	.90	%‡*	.69%*	15	%**
8/31/2011	$0.00	$9.36	13.39%		$161.5	.90%	.90	%‡	1.60%	54%
8/31/2010	$0.00	$8.32	6.29%		$129.5	.90%	.90	%‡	1.45%	45%
8/31/2009	$0.00	$7.93	(18.57%)		$67.7	.92%	.92	%‡	2.00%	90%
8/31/2008	$0.00	$10.15	(11.60%)		$114.4	.93%	.92	%‡	2.59%	97%
Period from 10/6/2006^ to 8/31/2007	$0.00	$12.11	19.56	%**	$111.0	.90%*	.89	%‡*	1.80%*	23	%Ø
Class A
2/29/2012 (Unaudited)	$—	$9.20	.24	%**	$6.4	1.24%*	1.24	%‡*	.34%*	15	%**
8/31/2011	$0.00	$9.30	13.06%		$5.2	1.24%	1.24	%‡	.81%	54%
8/31/2010	$0.00	$8.27	5.87%		$9.3	1.24%	1.24	%‡	1.24%	45%
8/31/2009	$0.00	$7.90	(18.83%)		$4.0	1.29%	1.29	%‡	1.63%	90%
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.12	(10.44	%)**	$2.2	1.34%*	1.34	%‡*	1.15%*	97	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management

Class C
2/29/2012 (Unaudited)	$9.17	$(0.02)	$0.02	$(0.00)	$(0.04)	$—	$—	$(0.04)	$—
8/31/2011	$8.20	$0.05	$0.95	$1.00	$(0.03)	$—	$—	$(0.03)	$—
8/31/2010	$7.87	$0.04	$0.36	$0.40	$(0.07)	$—	$—	$(0.07)	$—
8/31/2009	$10.06	$0.08	$(2.08)	$(2.00)	$(0.19)	$—	$—	$(0.19)	$—
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.16	$(1.40)	$(1.24)	$—	$—	$—	$—	$—
Class R3
2/29/2012 (Unaudited)	$9.27	$(0.01)	$0.01	$0.00	$(0.10)	$—	$—	$(0.10)	$—
8/31/2011	$8.26	$0.11	$0.94	$1.05	$(0.04)	$—	$—	$(0.04)	$—
8/31/2010	$7.90	$0.07	$0.37	$0.44	$(0.08)	$—	$—	$(0.08)	$—
Period from 5/27/2009^ to 8/31/2009	$7.10	$0.03	$0.77	$0.80	$—	$—	$—	$—	$—
Intrinsic Value Fund
Institutional Class
2/29/2012 (Unaudited)	$10.26	$(0.01)	$1.18	$1.17	$—	$(1.08)	$—	$(1.08)	$—
8/31/2011	$9.41	$(0.04)	$1.32	$1.28	$(0.03)	$(0.40)	$—	$(0.43)	$—
Period from 5/10/2010^ to 8/31/2010	$10.00	$0.01	$(0.60)	$(0.59)	$—	$—	$—	$—	$—
Class A
2/29/2012 (Unaudited)	$10.22	$(0.02)	$1.16	$1.14	$—	$(1.08)	$—	$(1.08)	$—
8/31/2011	$9.40	$(0.09)	$1.34	$1.25	$(0.03)	$(0.40)	$—	$(0.43)	$—
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.00)	$(0.60)	$(0.60)	$—	$—	$—	$—	$—
Class C
2/29/2012 (Unaudited)	$10.14	$(0.06)	$1.15	$1.09	$—	$(1.08)	$—	$(1.08)	$—
8/31/2011	$9.38	$(0.17)	$1.34	$1.17	$(0.01)	$(0.40)	$—	$(0.41)	$—
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.02)	$(0.60)	$(0.62)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

Class C
2/29/2012 (Unaudited)	$—	$9.13	.00	%**	$2.2	2.00	%*	2.00	%‡*	(.42	%)*	15	%**
8/31/2011	$0.00	$9.17	12.19%		$2.1	2.00%		2.00	%‡	.57%		54%
8/31/2010	$0.00	$8.20	5.02%		$1.5	2.01%		2.01	%‡	.45%		45%
8/31/2009	$0.00	$7.87	(19.34%)		$0.4	2.01%		2.01	%‡	1.23%		90%
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.06	(10.97	%)**	$0.1	2.04	%*	2.03	%‡*	2.05	%*	97	%Ø
Class R3
2/29/2012 (Unaudited)	$—	$9.17	.18	%**	$0.3	1.51	%*	1.51	%‡*	(.07	%)*	15	%**
8/31/2011	$0.00	$9.27	12.71%		$0.1	1.51%		1.51	%‡	1.15%		54%
8/31/2010	$0.00	$8.26	5.57%		$0.1	1.51%		1.51	%‡	.87%		45%
Period from 5/27/2009^ to 8/31/2009	$0.00	$7.90	11.27	%**	$0.1	1.52	%*	1.52	%‡*	1.31	%*	90	%Ø
Intrinsic Value Fund
Institutional Class
2/29/2012 (Unaudited)	$—	$10.35	13.19	%**	$131.2	1.00	%*	1.00	%‡*	(.14	%)*	21	%**
8/31/2011	$—	$10.26	13.08%		$114.7	1.00%		1.00	%‡	(.35%)		44%
Period from 5/10/2010^ to 8/31/2010	$—	$9.41	(5.90	%)**	$80.9	1.00	%*	1.00	%‡*	.33	%*	19	%**
Class A
2/29/2012 (Unaudited)	$—	$10.28	12.94	%**	$9.9	1.36	%*	1.36	%‡*	(.50	%)*	21	%**
8/31/2011	$—	$10.22	12.74%		$8.6	1.36%		1.36	%‡	(.73%)		44%
Period from 5/10/2010^ to 8/31/2010	$—	$9.40	(6.00	%)**	$0.6	1.36	%*	1.36	%‡*	(.02	%)*	19	%**
Class C
2/29/2012 (Unaudited)	$—	$10.15	12.53	%**	$7.3	2.11	%*	2.11	%‡*	(1.23	%)*	21	%**
8/31/2011	$—	$10.14	11.91%		$5.5	2.11%		2.11	%‡	(1.48%)		44%
Period from 5/10/2010^ to 8/31/2010	$—	$9.38	(6.20	%)**	$0.0	2.11	%*	2.11	%‡*	(.79	%)*	19	%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management

Large Cap Disciplined Growth Fund
Investor Class
2/29/2012 (Unaudited)	$7.38	$0.01	$0.61	$0.62	$—	$(0.33)	$—	$(0.33)	$—
8/31/2011	$6.18	$(0.01)	$1.21	$1.20	$(0.00)	$—	$—	$(0.00)	$—
8/31/2010	$6.04	$0.02	$0.12	$0.14	$(0.00)	$—	$—	$(0.00)	$—
8/31/2009	$7.39	$0.02	$(1.37)	$(1.35)	$—	$—	$—	$—	$—
8/31/2008	$7.45	$(0.00)	$(0.06)	$(0.06)	$—	$—	$—	$—	$—
8/31/2007	$6.52	$(0.00)	$0.93	$0.93	$—	$—	$—	$—	$—
Institutional Class
2/29/2012 (Unaudited)	$7.41	$0.02	$0.61	$0.63	$(0.01)	$(0.33)	$—	$(0.34)	$—
8/31/2011	$6.20	$0.02	$1.21	$1.23	$(0.02)	$—	$—	$(0.02)	$—
8/31/2010	$6.05	$0.04	$0.13	$0.17	$(0.02)	$—	$—	$(0.02)	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.02	$0.75	$0.77	$—	$—	$—	$—	$—
Class A
2/29/2012 (Unaudited)	$7.37	$0.01	$0.61	$0.62	$—	$(0.33)	$—	$(0.33)	$—
8/31/2011	$6.18	$(0.01)	$1.20	$1.19	$(0.00)	$—	$—	$(0.00)	$—
8/31/2010	$6.04	$0.02	$0.12	$0.14	$—	$—	$—	$—	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.01	$0.75	$0.76	$—	$—	$—	$—	$—
Class C
2/29/2012 (Unaudited)	$7.26	$(0.02)	$0.59	$0.57	$—	$(0.33)	$—	$(0.33)	$—
8/31/2011	$6.12	$(0.06)	$1.20	$1.14	$—	$—	$—	$—	$—
8/31/2010	$6.02	$(0.03)	$0.13	$0.10	$—	$—	$—	$—	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$(0.01)	$0.75	$0.74	$—	$—	$—	$—	$—
Class R3
2/29/2012 (Unaudited)	$7.34	$(0.00)	$0.60	$0.60	$—	$(0.33)	$—	$(0.33)	$—
8/31/2011	$6.16	$(0.02)	$1.20	$1.18	$—	$—	$—	$—	$—
8/31/2010	$6.03	$0.00	$0.13	$0.13	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$5.47	$0.00	$0.56	$0.56	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

Large Cap Disciplined Growth Fund
Investor Class
2/29/2012 (Unaudited)	$—	$7.67	8.97%**	$17.4	1.11%*	1.11	%§*	.16%*	48	%**
8/31/2011	$—	$7.38	19.44%	$15.5	1.11%	1.11	%§	(.08%)	101%
8/31/2010	$—	$6.18	2.37%	$11.4	1.11%	1.11	%‡	.29%	104%
8/31/2009	$—	$6.04	(18.27%)	$11.7	1.34%	1.34	%‡	.40%	132	%###
8/31/2008	$—	$7.39	(.81%)	$11.9	1.51%	1.50	%‡	(.00%)	167%
8/31/2007	$—	$7.45	14.26%	$10.0	1.51%	1.50	%‡	(.02%)	46%
Institutional Class
2/29/2012 (Unaudited)	$—	$7.70	9.15%**	$590.3	.75%*	.75	%‡*	.52%*	48	%**
8/31/2011	$—	$7.41	19.79%	$565.4	.75%	.75	%‡	.29%	101%
8/31/2010	$—	$6.20	2.76%	$346.6	.75%	.75	%‡	.61%	104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.05	14.58%**	$23.3	.75%*	.75	%‡*	.86%*	132	%Ø###
Class A
2/29/2012 (Unaudited)	$—	$7.66	8.99%**	$68.7	1.11%*	1.11	%‡*	.14%*	48	%**
8/31/2011	$—	$7.37	19.30%	$40.2	1.11%	1.11	%‡	(.09%)	101%
8/31/2010	$—	$6.18	2.32%	$33.0	1.11%	1.11	%‡	.35%	104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.04	14.39%**	$63.7	1.11%*	1.11	%‡*	.47%*	132	%Ø###
Class C
2/29/2012 (Unaudited)	$—	$7.50	8.43%**	$35.7	1.86%*	1.86	%‡*	(.60%)*	48	%**
8/31/2011	$—	$7.26	18.63%	$37.0	1.86%	1.86	%‡	(.83%)	101%
8/31/2010	$—	$6.12	1.66%	$31.0	1.86%	1.86	%‡	(.46%)	104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.02	14.02%**	$25.9	1.86%*	1.86	%‡*	(.28%)*	132	%Ø###
Class R3
2/29/2012 (Unaudited)	$—	$7.61	8.75%**	$0.3	1.36%*	1.36	%‡*	(.10%)*	48	%**
8/31/2011	$—	$7.34	19.16%	$0.3	1.36%	1.36	%‡	(.29%)	101%
8/31/2010	$—	$6.16	2.16%	$0.1	1.36%	1.36	%‡	.04%	104%
Period from 5/27/2009^ to 8/31/2009	$—	$6.03	10.24%**	$0.1	1.36%*	1.36	%‡*	.20%*	132	%Ø###

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management

Large Cap Value Fund§§
Investor Class
2/29/2012 (Unaudited)	$24.97	$0.14	$1.13	$1.27	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$22.03	$0.11	$2.86	$2.97	$(0.03)	$—	$—	$(0.03)	$—
8/31/2010	$21.67	$0.04	$0.45	$0.49	$(0.13)	$—	$—	$(0.13)	$—
8/31/2009	$28.90	$0.15	$(7.04)	$(6.89)	$(0.09)	$(0.25)	$—	$(0.34)	$—
8/31/2008	$32.10	$0.13	$(2.01)	$(1.88)	$(0.12)	$(1.20)	$—	$(1.32)	$—
8/31/2007	$28.71	$0.14	$3.96	$4.10	$(0.20)	$(0.51)	$—	$(0.71)	$—
Trust Class
2/29/2012 (Unaudited)	$19.15	$0.08	$0.87	$0.95	$(0.04)	$—	$—	$(0.04)	$—
8/31/2011	$16.90	$0.04	$2.21	$2.25	$(0.00)	$—	$—	$(0.00)	$—
8/31/2010	$16.67	$0.00	$0.34	$0.34	$(0.11)	$—	$—	$(0.11)	$—
8/31/2009	$22.25	$0.09	$(5.42)	$(5.33)	$(0.06)	$(0.19)	$—	$(0.25)	$—
8/31/2008	$24.75	$0.06	$(1.56)	$(1.50)	$(0.08)	$(0.92)	$—	$(1.00)	$—
8/31/2007	$22.14	$0.06	$3.05	$3.11	$(0.11)	$(0.39)	$—	$(0.50)	$—
Advisor Class
2/29/2012 (Unaudited)	$16.50	$0.06	$0.76	$0.82	$(0.05)	$—	$—	$(0.05)	$—
8/31/2011	$14.59	$0.01	$1.90	$1.91	$—	$—	$—	$—	$—
8/31/2010	$14.42	$(0.02)	$0.29	$0.27	$(0.10)	$—	$—	$(0.10)	$—
8/31/2009	$19.27	$0.06	$(4.69)	$(4.63)	$(0.05)	$(0.17)	$—	$(0.22)	$—
8/31/2008	$21.45	$0.02	$(1.35)	$(1.33)	$(0.05)	$(0.80)	$—	$(0.85)	$—
8/31/2007	$19.18	$0.02	$2.65	$2.67	$(0.06)	$(0.34)	$—	$(0.40)	$—
Institutional Class
2/29/2012 (Unaudited)	$25.11	$0.16	$1.13	$1.29	$(0.16)	$—	$—	$(0.16)	$—
8/31/2011	$22.15	$0.17	$2.87	$3.04	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010	$21.79	$0.08	$0.45	$0.53	$(0.17)	$—	$—	$(0.17)	$—
8/31/2009	$29.06	$0.18	$(7.08)	$(6.90)	$(0.12)	$(0.25)	$—	$(0.37)	$—
8/31/2008	$32.28	$0.19	$(2.04)	$(1.85)	$(0.17)	$(1.20)	$—	$(1.37)	$—
8/31/2007	$28.72	$0.19	$3.96	$4.15	$(0.08)	$(0.51)	$—	$(0.59)	$—
Class A
2/29/2012 (Unaudited)	$19.06	$0.10	$0.84	$0.94	$(0.16)	$—	$—	$(0.16)	$—
8/31/2011	$16.90	$0.06	$2.18	$2.24	$(0.08)	$—	$—	$(0.08)	$—
Period from 6/21/2010^ to 8/31/2010	$18.36	$0.01	$(1.47)	$(1.46)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

Large Cap Value Fund§§
Investor Class
2/29/2012 (Unaudited)	$—	$26.13	5.14	%**	$1,137.6	.86%*	.86	%*	1.13%*	101	%**
8/31/2011	$—	$24.97	13.48%		$1,171.4	.85%	.85%		.42%	41%
8/31/2010	$—	$22.03	2.21%		$1,189.1	.85%	.85%		.19%	42%
8/31/2009	$—	$21.67	(23.27%)		$1,337.2	.89%	.89	%‡	.85%	35%
8/31/2008	$—	$28.90	(6.22%)		$2,193.1	.81%	.80	%‡	.42%	41%
8/31/2007	$—	$32.10	14.33%		$2,267.6	.81%	.80	%‡	.44%	47%
Trust Class
2/29/2012 (Unaudited)	$—	$20.06	5.00	%**	$310.9	1.04%*	1.04	%*	.90%*	101	%**
8/31/2011	$—	$19.15	13.32%		$424.9	1.04%	1.04%		.22%	41%
8/31/2010	$—	$16.90	2.01%		$547.6	1.03%	1.03%		.01%	42%
8/31/2009	$—	$16.67	(23.38%)		$622.6	1.04%	1.04	%‡	.70%	35%
8/31/2008	$—	$22.25	(6.40%)		$1,004.0	.99%	.99	%‡	.23%	41%
8/31/2007	$—	$24.75	14.09%		$1,171.5	1.00%	.99	%‡	.26%	47%
Advisor Class
2/29/2012 (Unaudited)	$—	$17.27	4.98	%**	$265.1	1.20%*	1.20	%*	.77%*	101	%**
8/31/2011	$—	$16.50	13.09%		$308.9	1.19%	1.19%		.07%	41%
8/31/2010	$—	$14.59	1.83%		$341.5	1.18%	1.18%		(.14%)	42%
8/31/2009	$—	$14.42	(23.47%)		$379.7	1.20%	1.20	%‡	.54%	35%
8/31/2008	$—	$19.27	(6.56%)		$559.0	1.15%	1.14	%‡	.08%	41%
8/31/2007	$—	$21.45	13.94%		$599.0	1.15%	1.14	%‡	.11%	47%
Institutional Class
2/29/2012 (Unaudited)	$—	$26.24	5.21	%**	$201.2	.69%*	.69	%*	1.30%*	101	%**
8/31/2011	$—	$25.11	13.69%		$200.6	.69%	.69%		.61%	41%
8/31/2010	$—	$22.15	2.35%		$148.7	.69%	.69	%§	.35%	42%
8/31/2009	$—	$21.79	(23.10%)		$161.3	.70%	.70	%‡	1.01%	35%
8/31/2008	$—	$29.06	(6.08%)		$168.1	.66%	.65	%‡	.59%	41%
8/31/2007	$—	$32.28	14.49%		$133.5	.66%	.65	%‡§	.59%	47%
Class A
2/29/2012 (Unaudited)	$—	$19.84	5.02	%**	$42.2	1.08%*	1.08	%§*	1.10%*	101	%**
8/31/2011	$—	$19.06	13.20%		$1.4	1.11%	1.11	%‡	.30%	41%
Period from 6/21/2010^ to 8/31/2010	$—	$16.90	(7.95	%)**	$0.0	1.11%*	1.11	%‡*	.16%*	42	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management

Class C
2/29/2012 (Unaudited)	$16.31	$0.01	$0.75	$0.76	$—	$—	$—	$—	$—
8/31/2011	$14.57	$(0.10)	$1.90	$1.80	$(0.06)	$—	$—	$(0.06)	$—
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.02)	$(1.26)	$(1.28)	$—	$—	$—	$—	$—
Class R3
2/29/2012 (Unaudited)	$16.41	$0.05	$0.75	$0.80	$(0.04)	$—	$—	$(0.04)	$—
8/31/2011	$14.58	$(0.01)	$1.90	$1.89	$(0.06)	$—	$—	$(0.06)	$—
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.00)	$(1.27)	$(1.27)	$—	$—	$—	$—	$—
Mid Cap Growth Fund
Investor Class
2/29/2012 (Unaudited)	$10.84	$(0.03)	$1.28	$1.25	$(0.02)	$—	$—	$(0.02)	$—
8/31/2011	$8.43	$(0.05)	$2.46	$2.41	$—	$—	$—	$—	$—
8/31/2010	$7.43	$(0.05)	$1.05	$1.00	$—	$—	$—	$—	$—
8/31/2009	$9.53	$(0.02)	$(2.08)	$(2.10)	$—	$—	$—	$—	$—
8/31/2008	$10.54	$(0.05)	$(0.96)	$(1.01)	$—	$—	$—	$—	$—
8/31/2007	$8.17	$(0.03)	$2.40	$2.37	$—	$—	$—	$—	$—
Trust Class
2/29/2012 (Unaudited)	$16.48	$(0.04)	$1.93	$1.89	$(0.00)	$—	$—	$(0.00)	$—
8/31/2011	$12.83	$(0.08)	$3.73	$3.65	$—	$—	$—	$—	$—
8/31/2010	$11.31	$(0.08)	$1.60	$1.52	$—	$—	$—	$—	$—
8/31/2009	$14.54	$(0.04)	$(3.19)	$(3.23)	$—	$—	$—	$—	$—
8/31/2008	$16.11	$(0.11)	$(1.46)	$(1.57)	$—	$—	$—	$—	$—
8/31/2007	$12.53	$(0.09)	$3.67	$3.58	$—	$—	$—	$—	$—
Advisor Class
2/29/2012 (Unaudited)	$16.82	$(0.08)	$1.97	$1.89	$—	$—	$—	$—	$—
8/31/2011	$13.14	$(0.16)	$3.84	$3.68	$—	$—	$—	$—	$—
8/31/2010	$11.63	$(0.13)	$1.64	$1.51	$—	$—	$—	$—	$—
8/31/2009	$14.98	$(0.06)	$(3.29)	$(3.35)	$—	$—	$—	$—	$—
8/31/2008	$16.64	$(0.16)	$(1.50)	$(1.66)	$—	$—	$—	$—	$—
8/31/2007	$12.96	$(0.12)	$3.80	$3.68	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

Class C
2/29/2012 (Unaudited)	$—	$17.07	4.66	%**	$0.1	1.86%*	1.86	%‡*	.14%*	101	%**
8/31/2011	$—	$16.31	12.32%		$0.1	1.86%	1.86	%‡	(.56%)	41%
Period from 6/21/2010^ to 8/31/2010	$—	$14.57	(8.08	%)**	$0.0	1.86%*	1.86	%‡*	(.60%)*	42	%Ø
Class R3
2/29/2012 (Unaudited)	$—	$17.17	4.92	%**	$0.0	1.36%*	1.36	%‡*	.64%*	101	%**
8/31/2011	$—	$16.41	12.93%		$0.0	1.36%	1.36	%‡	(.08%)	41%
Period from 6/21/2010^ to 8/31/2010	$—	$14.58	(8.01	%)**	$0.0	1.36%*	1.36	%‡*	(.09%)*	42	%Ø
Mid Cap Growth Fund
Investor Class
2/29/2012 (Unaudited)	$—	$12.07	11.57	%**	$361.2	1.01%*	1.01	%*	(.46%)*	23	%**
8/31/2011	$—	$10.84	28.59%		$335.5	1.02%	1.02%		(.45%)	49%
8/31/2010	$—	$8.43	13.46%		$288.0	1.07%	1.07%		(.55%)	70%
8/31/2009	$—	$7.43	(22.04%)		$280.9	1.11%	1.11	%‡	(.28%)	69%
8/31/2008	$—	$9.53	(9.58%)		$396.7	1.01%	1.01	%‡	(.49%)	70%
8/31/2007	$—	$10.54	29.01%		$446.3	1.03%	1.02	%‡	(.33%)	49%
Trust Class
2/29/2012 (Unaudited)	$—	$18.37	11.50	%**	$41.3	1.06%*	1.06	%*	(.50%)*	23	%**
8/31/2011	$—	$16.48	28.45%		$28.1	1.07%	1.07%		(.52%)	49%
8/31/2010	$—	$12.83	13.44%		$21.8	1.14%	1.14%		(.61%)	70%
8/31/2009	$—	$11.31	(22.21%)		$16.4	1.26%	1.26	%‡	(.37%)	69%
8/31/2008	$—	$14.54	(9.75%)		$11.7	1.25%	1.25	%‡	(.73%)	70%
8/31/2007	$—	$16.11	28.57%		$13.4	1.31%	1.30	%‡	(.63%)	49%
Advisor Class
2/29/2012 (Unaudited)	$—	$18.71	11.24	%**	$10.6	1.50%*	1.50	%§*	(.95%)*	23	%**
8/31/2011	$—	$16.82	28.01%		$9.0	1.50%	1.50	%§	(.95%)	49%
8/31/2010	$—	$13.14	12.98%		$5.4	1.50%	1.50	%§	(.98%)	70%
8/31/2009	$—	$11.63	(22.36%)		$6.9	1.50%	1.50	%‡	(.57%)	69%
8/31/2008	$—	$14.98	(9.98%)		$3.2	1.50%	1.49	%‡	(.98%)	70%
8/31/2007	$—	$16.64	28.40%		$1.5	1.50%	1.49	%‡	(.80%)	49%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management

Institutional Class
2/29/2012 (Unaudited)	$11.01	$(0.01)	$1.28	$1.27	$(0.05)	$—	$—	$(0.05)	$—
8/31/2011	$8.54	$(0.02)	$2.49	$2.47	$—	$—	$—	$—	$—
8/31/2010	$7.50	$(0.02)	$1.06	$1.04	$—	$—	$—	$—	$—
8/31/2009	$9.57	$0.01	$(2.08)	$(2.07)	$—	$—	$—	$—	$—
8/31/2008	$10.55	$(0.02)	$(0.96)	$(0.98)	$—	$—	$—	$—	$—
Period from 4/19/2007^ to 8/31/2007	$9.97	$(0.01)	$0.59	$0.58	$—	$—	$—	$—	$—
Class A
2/29/2012 (Unaudited)	$16.49	$(0.05)	$1.95	$1.90	$(0.01)	$—	$—	$(0.01)	$—
8/31/2011	$12.84	$(0.09)	$3.74	$3.65	$—	$—	$—	$—	$—
8/31/2010	$11.31	$(0.07)	$1.60	$1.53	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.34	$(0.00)	$0.97	$0.97	$—	$—	$—	$—	$—
Class C
2/29/2012 (Unaudited)	$16.68	$(0.11)	$1.96	$1.85	$—	$—	$—	$—	$—
8/31/2011	$13.09	$(0.23)	$3.82	$3.59	$—	$—	$—	$—	$—
8/31/2010	$11.62	$(0.18)	$1.65	$1.47	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.02)	$1.00	$0.98	$—	$—	$—	$—	$—
Class R3
2/29/2012 (Unaudited)	$16.87	$(0.07)	$1.98	$1.91	$—	$—	$—	$—	$—
8/31/2011	$13.17	$(0.16)	$3.86	$3.70	$—	$—	$—	$—	$—
8/31/2010	$11.63	$(0.11)	$1.65	$1.54	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.00)	$0.99	$0.99	$—	$—	$—	$—	$—
Mid Cap Intrinsic Value Fund§§
Investor Class
2/29/2012 (Unaudited)	$14.18	$0.04	$1.72	$1.76	$(0.06)	$—	$—	$(0.06)	$—
8/31/2011	$12.26	$0.06	$1.88	$1.94	$(0.02)	$—	$—	$(0.02)	$—
8/31/2010	$11.07	$0.01	$1.26	$1.27	$(0.08)	$—	$—	$(0.08)	$—
8/31/2009	$15.02	$0.07	$(3.47)	$(3.40)	$(0.00)	$(0.55)	$—	$(0.55)	$—
8/31/2008	$18.65	$0.07	$(1.75)	$(1.68)	$(0.14)	$(1.81)	$—	$(1.95)	$—
8/31/2007	$16.52	$0.13	$2.19	$2.32	$(0.10)	$(0.09)	$—	$(0.19)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

Institutional Class
2/29/2012 (Unaudited)	$—	$12.23	11.60%**	$150.7	.75%*	.75	%‡*	(.20%)*	23	%**
8/31/2011	$—	$11.01	28.92%	$113.8	.75%	.75	%‡	(.21%)	49%
8/31/2010	$—	$8.54	13.87%	$121.1	.75%	.75	%‡	(.22%)	70%
8/31/2009	$—	$7.50	(21.63%)	$146.6	.75%	.75	%‡	.12%	69%
8/31/2008	$—	$9.57	(9.29%)	$51.1	.75%	.75	%‡	(.22%)	70%
Period from 4/19/2007^ to 8/31/2007	$—	$10.55	5.82%**	$18.1	.75%*	.74	%‡*	(.25%)*	49	%Ø
Class A
2/29/2012 (Unaudited)	$—	$18.38	11.52%**	$57.1	1.11%*	1.11	%‡*	(.55%)*	23	%**
8/31/2011	$—	$16.49	28.43%	$25.2	1.11%	1.11	%‡	(.56%)	49%
8/31/2010	$—	$12.84	13.53%	$13.6	1.11%	1.11	%‡	(.51%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.31	9.38%**	$0.1	1.11%*	1.11	%‡*	(.01%)*	69	%Ø
Class C
2/29/2012 (Unaudited)	$—	$18.53	11.09%**	$1.8	1.86%*	1.86	%‡*	(1.28%)*	23	%**
8/31/2011	$—	$16.68	27.43%	$0.6	1.86%	1.86	%‡	(1.36%)	49%
8/31/2010	$—	$13.09	12.65%	$0.2	1.86%	1.86	%‡	(1.32%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.62	9.21%**	$0.1	1.86%*	1.86	%‡*	(.64%)*	69	%Ø
Class R3
2/29/2012 (Unaudited)	$—	$18.78	11.32%**	$2.4	1.36%*	1.36	%‡*	(.81%)*	23	%**
8/31/2011	$—	$16.87	28.09%	$0.5	1.36%	1.36	%‡	(.91%)	49%
8/31/2010	$—	$13.17	13.24%	$0.1	1.36%	1.36	%‡	(.84%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.63	9.30%**	$0.1	1.36%*	1.36	%‡*	(.14%)*	69	%Ø
Mid Cap Intrinsic Value Fund§§
Investor Class
2/29/2012 (Unaudited)	$—	$15.88	12.48%**	$47.8	1.17%*	1.17	%‡*	.56%*	106	%**
8/31/2011	$—	$14.18	15.79%	$46.5	1.22%	1.22	%‡	.38%	27%
8/31/2010	$—	$12.26	11.51%	$55.9	1.22%	1.22	%‡	.10%	51%
8/31/2009	$—	$11.07	(21.04%)	$43.8	1.36%	1.36	%‡	.78%	51%
8/31/2008	$—	$15.02	(9.93%)	$79.1	1.13%	1.11	%‡	.43%	60%
8/31/2007	$—	$18.65	14.10%	$99.9	1.09%	1.08	%‡	.72%	80%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management

Trust Class
2/29/2012 (Unaudited)	$12.34	$0.03	$1.51	$1.54	$(0.06)	$—	$—	$(0.06)	$—
8/31/2011	$10.68	$0.04	$1.63	$1.67	$(0.01)	$—	$—	$(0.01)	$—
8/31/2010	$9.66	$0.01	$1.11	$1.12	$(0.10)	$—	$—	$(0.10)	$—
8/31/2009	$13.09	$0.07	$(3.02)	$(2.95)	$(0.00)	$(0.48)	$—	$(0.48)	$—
8/31/2008	$16.26	$0.04	$(1.52)	$(1.48)	$(0.11)	$(1.58)	$—	$(1.69)	$—
8/31/2007	$14.41	$0.08	$1.91	$1.99	$(0.06)	$(0.08)	$—	$(0.14)	$—
Institutional Class
2/29/2012 (Unaudited)	$14.22	$0.06	$1.72	$1.78	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$12.28	$0.11	$1.89	$2.00	$(0.06)	$—	$—	$(0.06)	$—
Period from 3/8/2010^ to 8/31/2010	$13.12	$0.03	$(0.87)	$(0.84)	$—	$—	$—	$—	$—
Class A
2/29/2012 (Unaudited)	$12.34	$0.02	$1.51	$1.53	$(0.06)	$—	$—	$(0.06)	$—
8/31/2011	$10.68	$0.05	$1.63	$1.68	$(0.02)	$—	$—	$(0.02)	$—
Period from 6/21/2010^ to 8/31/2010	$11.41	$0.00	$(0.73)	$(0.73)	$—	$—	$—	$—	$—
Class C
2/29/2012 (Unaudited)	$12.25	$(0.02)	$1.50	$1.48	$—	$—	$—	$—	$—
8/31/2011	$10.66	$(0.04)	$1.63	$1.59	$—	$—	$—	$—	$—
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.01)	$(0.74)	$(0.75)	$—	$—	$—	$—	$—
Class R3
2/29/2012 (Unaudited)	$12.32	$0.02	$1.50	$1.52	$(0.03)	$—	$—	$(0.03)	$—
8/31/2011	$10.67	$0.04	$1.61	$1.65	$—	$—	$—	$—	$—
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.00)	$(0.74)	$(0.74)	$—	$—	$—	$—	$—
Multi-Cap Opportunities Fund
Institutional Class
2/29/2012 (Unaudited)	$9.59	$0.11	$0.95	$1.06	$(0.02)	$(0.25)	$—	$(0.27)	$—
8/31/2011	$8.03	$0.06	$1.55	$1.61	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010‡‡‡	$7.93	$0.09	$0.16	$0.25	$(0.15)	$—	$—	$(0.15)	$—
8/31/2009‡‡‡	$9.84	$0.07	$(1.84)	$(1.77)	$(0.05)	$(0.09)	$—	$(0.14)	$—
8/31/2008‡‡‡	$11.14	$0.05	$(0.86)	$(0.81)	$(0.07)	$(0.42)	$—	$(0.49)	$—
Period from 11/2/2006^ to 8/31/2007‡‡‡	$10.00	$0.04	$1.12	$1.16	$(0.02)	$—	$—	$(0.02)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

Trust Class
2/29/2012 (Unaudited)	$—	$13.82	12.51	%**	$20.8	1.25%*	1.25	%‡*	.48%*	106	%**
8/31/2011	$—	$12.34	15.66%		$24.1	1.26%	1.26	%‡	.33%	27%
8/31/2010	$—	$10.68	11.55%		$80.5	1.25%	1.25	%‡	.07%	51%
8/31/2009	$—	$9.66	(20.96%)		$26.9	1.25%	1.25	%‡	.89%	51%
8/31/2008	$—	$13.09	(10.03%)		$52.8	1.26%	1.24	%‡	.30%	60%
8/31/2007	$—	$16.26	13.84%		$55.6	1.25%	1.24	%‡	.51%	80%
Institutional Class
2/29/2012 (Unaudited)	$—	$15.89	12.65	%**	$4.6	.85%*	.85	%‡*	.85%*	106	%**
8/31/2011	$—	$14.22	16.26%		$3.5	.86%	.86	%‡	.67%	27%
Period from 3/8/2010^ to 8/31/2010	$—	$12.28	(6.40	%)**	$0.7	.85%*	.85	%‡*	.48%*	51	%Ø
Class A
2/29/2012 (Unaudited)	$—	$13.81	12.48	%**	$4.2	1.21%*	1.21	%‡*	.36%*	106	%**
8/31/2011	$—	$12.34	15.70%		$1.2	1.22%	1.22	%‡	.37%	27%
Period from 6/21/2010^ to 8/31/2010	$—	$10.68	(6.40	%)**	$0.0	1.21%*	1.21	%‡*	.04%*	51	%Ø
Class C
2/29/2012 (Unaudited)	$—	$13.73	12.08	%**	$0.2	1.96%*	1.96	%‡*	(.28%)*	106	%**
8/31/2011	$—	$12.25	14.92%		$0.1	1.97%	1.97	%‡	(.31%)	27%
Period from 6/21/2010^ to 8/31/2010	$—	$10.66	(6.57	%)**	$0.0	1.96%*	1.96	%‡*	(.64%)*	51	%Ø
Class R3
2/29/2012 (Unaudited)	$—	$13.81	12.33	%**	$0.2	1.46%*	1.46	%‡*	.26%*	106	%**
8/31/2011	$—	$12.32	15.46%		$0.2	1.47%	1.47	%‡	.32%	27%
Period from 6/21/2010^ to 8/31/2010	$—	$10.67	(6.49	%)**	$0.0	1.46%*	1.46	%‡*	(.22%)*	51	%Ø
Multi-Cap Opportunities Fund
Institutional Class
2/29/2012 (Unaudited)	$—	$10.38	11.48	%**	$131.9	1.00%*	1.00	%^^*	2.30%*	20	%**
8/31/2011	$—	$9.59	20.09%		$91.0	1.01%	1.01	%^^	.64%	105%
8/31/2010‡‡‡	$—	$8.03	3.02	%††††	$47.2	1.00%	1.00	%^^	1.10%	62%
8/31/2009‡‡‡	$—	$7.93	(17.74	%)††††	$3.1	1.02%	1.02	%^^	1.02%	124%
8/31/2008‡‡‡	$—	$9.84	(7.53	%)††††	$5.0	1.01%	1.01	%^^	.46%	129%
Period from 11/2/2006^ to 8/31/2007‡‡‡	$—	$11.14	11.58	%††††**	$8.6	1.00%*	1.00	%^^*	.44%*	88	%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management

Class A
2/29/2012 (Unaudited)	$9.56	$0.08	$0.97	$1.05	$(0.01)	$(0.25)	$—	$(0.26)	$—
8/31/2011	$8.02	$0.03	$1.53	$1.56	$(0.02)	$—	$—	$(0.02)	$—
Period from 12/21/2009^ to 8/31/2010	$8.38	$0.03	$(0.39)	$(0.36)	$—	$—	$—	$—	$—
Class C
2/29/2012 (Unaudited)	$9.47	$0.05	$0.94	$0.99	$—	$(0.25)	$—	$(0.25)	$—
8/31/2011	$7.97	$(0.05)	$1.55	$1.50	$—	$—	$—	$—	$—
Period from 12/21/2009^ to 8/31/2010	$8.38	$(0.01)	$(0.40)	$(0.41)	$—	$—	$—	$—	$—
Real Estate Fund
Trust Class
2/29/2012 (Unaudited)	$11.80	$0.12	$0.80	$0.92	$(0.12)	$—	$—	$(0.12)	$—
8/31/2011	$10.23	$0.09	$1.68	$1.77	$(0.21)	$—	$—	$(0.21)	$—
8/31/2010	$7.74	$0.16	$2.53	$2.69	$(0.16)	$—	$(0.04)	$(0.20)	$—
8/31/2009	$10.65	$0.24	$(2.84)	$(2.60)	$(0.24)	$—	$(0.07)	$(0.31)	$—
8/31/2008	$14.21	$0.22	$(1.04)	$(0.82)	$(0.19)	$(2.39)	$(0.16)	$(2.74)	$—
8/31/2007	$15.69	$0.17	$(0.09)	$0.08	$(0.19)	$(1.37)	$—	$(1.56)	$—
Institutional Class
2/29/2012 (Unaudited)	$11.83	$0.13	$0.81	$0.94	$(0.13)	$—	$—	$(0.13)	$—
8/31/2011	$10.25	$0.10	$1.71	$1.81	$(0.23)	$—	$—	$(0.23)	$—
8/31/2010	$7.76	$0.17	$2.53	$2.70	$(0.16)	$—	$(0.05)	$(0.21)	$—
8/31/2009	$10.66	$0.24	$(2.82)	$(2.58)	$(0.23)	$—	$(0.09)	$(0.32)	$—
Period from 6/4/2008^ to 8/31/2008	$10.88	$0.07	$(0.22)	$(0.15)	$(0.04)	$—	$(0.03)	$(0.07)	$—
Class A
2/29/2012 (Unaudited)	$11.80	$0.11	$0.80	$0.91	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$10.23	$0.04	$1.72	$1.76	$(0.19)	$—	$—	$(0.19)	$—
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.11)	$(0.10)	$(0.02)	$—	$(0.03)	$(0.05)	$—
Class C
2/29/2012 (Unaudited)	$11.80	$0.06	$0.81	$0.87	$(0.07)	$—	$—	$(0.07)	$—
8/31/2011	$10.24	$(0.05)	$1.73	$1.68	$(0.12)	$—	$—	$(0.12)	$—
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.12)	$(0.11)	$(0.01)	$—	$(0.02)	$(0.03)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

Class A
2/29/2012 (Unaudited)	$—	$10.35	11.37	%**	$2.2	1.36%*	1.36	%^^*	1.70%*	20	%**
8/31/2011	$—	$9.56	19.48%		$0.2	1.37%	1.37	%^^	.28%	105%
Period from 12/21/2009^ to 8/31/2010	$—	$8.02	(4.30	%)**	$0.3	1.36%*	1.36	%^^*	.58%*	62	%Ø
Class C
2/29/2012 (Unaudited)	$—	$10.21	10.85	%**	$0.4	2.11%*	2.11	%^^*	1.12%*	20	%**
8/31/2011	$—	$9.47	18.82%		$0.2	2.12%	2.12	%^^	(.50%)	105%
Period from 12/21/2009^ to 8/31/2010	$—	$7.97	(4.89	%)**	$0.1	2.12%*	2.12	%^^*	(.18%)*	62	%Ø
Real Estate Fund
Trust Class
2/29/2012 (Unaudited)	$—	$12.60	7.97	%**	$231.0	1.01%*	1.01	%‡*	2.03%*	17	%**
8/31/2011	$0.01	$11.80	17.53%		$216.3	.99%	.99	%‡	.75%	28%
8/31/2010	$0.00	$10.23	35.09%		$126.7	.99%	.99	%‡	1.73%	70%
8/31/2009	$0.00	$7.74	(23.69%)		$63.0	.99%	.99	%‡	3.61%	181%
8/31/2008	$0.00	$10.65	(5.32%)		$53.0	1.00%	.97	%‡	1.93%	187%
8/31/2007	$0.00	$14.21	(.43%)		$110.4	.99%	.97	%‡	1.06%	99%
Institutional Class
2/29/2012 (Unaudited)	$—	$12.64	8.12	%**	$160.7	.85%*	.85	%‡*	2.16%*	17	%**
8/31/2011	$0.00	$11.83	17.77%		$117.1	.85%	.85	%‡	.81%	28%
8/31/2010	$0.00	$10.25	35.18%		$22.6	.85%	.85	%‡	1.77%	70%
8/31/2009	$0.00	$7.76	(23.46%)		$3.3	.85%	.85	%‡	3.47%	181%
Period from 6/4/2008^ to 8/31/2008	$0.00	$10.66	(1.31	%)**	$1.7	.87%*	.86	%‡*	2.76%*	187	%Ø
Class A
2/29/2012 (Unaudited)	$—	$12.60	7.86	%**	$51.5	1.21%*	1.21	%‡*	1.80%*	17	%**
8/31/2011	$0.00	$11.80	17.33%		$36.3	1.21%	1.21	%‡	.33%	28%
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.23	(.98	%)**	$0.5	1.21%*	1.21	%‡*	.68%*	70	%Ø
Class C
2/29/2012 (Unaudited)	$—	$12.60	7.46	%**	$11.8	1.96%*	1.96	%‡*	1.05%*	17	%**
8/31/2011	$0.00	$11.80	16.44%		$8.3	1.96%	1.96	%‡	(.46%)	28%
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.24	(1.08	%)**	$0.1	1.96%*	1.96	%‡*	.66%*	70	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management

Class R3
2/29/2012 (Unaudited)	$11.80	$0.08	$0.83	$0.91	$(0.11)	$—	$—	$(0.11)	$—
8/31/2011	$10.23	$(0.01)	$1.74	$1.73	$(0.16)	$—	$—	$(0.16)	$—
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.02	$(0.13)	$(0.11)	$(0.03)	$—	$(0.01)	$(0.04)	$—
Select Equities Fund
Institutional Class
2/29/2012 (Unaudited)	$9.05	$0.01	$0.63	$0.64	$(0.02)	$(0.69)	$—	$(0.71)	$—
8/31/2011	$7.91	$0.06	$1.41	$1.47	$(0.07)	$(0.26)	$—	$(0.33)	$—
8/31/2010	$8.06	$0.06	$(0.01)	$0.05	$(0.05)	$(0.15)	$—	$(0.20)	$—
8/31/2009	$9.20	$0.08	$(1.19)	$(1.11)	$(0.03)	$—	$—	$(0.03)	$—
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.08	$(0.88)	$(0.80)	$—	$—	$—	$—	$—
Class A
2/29/2012 (Unaudited)	$9.03	$(0.01)	$0.62	$0.61	$—	$(0.69)	$—	$(0.69)	$—
8/31/2011	$7.88	$0.02	$1.41	$1.43	$(0.02)	$(0.26)	$—	$(0.28)	$—
8/31/2010	$8.05	$0.03	$(0.03)	$0.00	$(0.02)	$(0.15)	$—	$(0.17)	$—
8/31/2009	$9.18	$0.04	$(1.14)	$(1.10)	$(0.03)	$—	$—	$(0.03)	$—
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.04	$(0.86)	$(0.82)	$—	$—	$—	$—	$—
Class C
2/29/2012 (Unaudited)	$8.82	$(0.04)	$0.60	$0.56	$—	$(0.69)	$—	$(0.69)	$—
8/31/2011	$7.74	$(0.05)	$1.39	$1.34	$—	$(0.26)	$—	$(0.26)	$—
8/31/2010	$7.94	$(0.03)	$(0.02)	$(0.05)	$—	$(0.15)	$—	$(0.15)	$—
8/31/2009	$9.12	$(0.02)	$(1.13)	$(1.15)	$(0.03)	$—	$—	$(0.03)	$—
Period from 12/20/2007^ to 8/31/2008	$10.00	$(0.01)	$(0.87)	$(0.88)	$—	$—	$—	$—	$—
Small Cap Growth Fund
Investor Class
2/29/2012 (Unaudited)	$17.74	$(0.08)	$1.76	$1.68	$—	$—	$—	$—	$—
8/31/2011	$13.68	$(0.16)	$4.22	$4.06	$—	$—	$—	$—	$—
8/31/2010	$13.15	$(0.13)	$0.66	$0.53	$—	$—	$—	$—	$—
8/31/2009	$17.92	$(0.11)	$(4.66)	$(4.77)	$—	$—	$—	$—	$—
8/31/2008	$19.15	$(0.18)	$(1.05)	$(1.23)	$—	$—	$—	$—	$—
8/31/2007	$15.01	$(0.18)	$4.32	$4.14	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

Class R3
2/29/2012 (Unaudited)	$—	$12.60	7.81	%**	$2.4	1.46%*	1.46	%‡*	1.32%*	17	%**
8/31/2011	$0.00	$11.80	17.00%		$0.3	1.46%	1.46	%‡	(.06%)	28%
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.23	(1.04	%)**	$0.0	1.46%*	1.46	%‡*	.93%*	70	%Ø
Select Equities Fund
Institutional Class
2/29/2012 (Unaudited)	$—	$8.98	7.88	%**	$28.8	.75%*	.75	%‡*	.22%*	43	%**
8/31/2011	$—	$9.05	18.62%		$27.3	.75%	.75	%‡	.67%	150%
8/31/2010	$—	$7.91	.44%		$17.6	.75%	.75	%‡	.78%	129%
8/31/2009	$—	$8.06	(12.03%)		$6.5	.75%	.75	%‡	1.04%	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.20	(8.00	%)**	$2.3	.76%*	.76	%‡*	1.17%*	53	%**
Class A
2/29/2012 (Unaudited)	$—	$8.95	7.53	%**	$30.3	1.20%*	1.20	%‡*	(.24%)*	43	%**
8/31/2011	$—	$9.03	18.15%		$30.9	1.20%	1.20	%‡	.23%	150%
8/31/2010	$—	$7.88	(.11%)		$38.0	1.20%	1.20	%‡	.36%	129%
8/31/2009	$—	$8.05	(11.95%)		$38.3	1.20%	1.20	%‡	.52%	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.18	(8.20	%)**	$4.9	1.24%*	1.24	%‡*	.63%*	53	%**
Class C
2/29/2012 (Unaudited)	$—	$8.69	7.14	%**	$12.2	1.95%*	1.95	%‡*	(1.00%)*	43	%**
8/31/2011	$—	$8.82	17.29%		$13.2	1.95%	1.95	%‡	(.53%)	150%
8/31/2010	$—	$7.74	(.75%)		$11.6	1.95%	1.95	%‡	(.41%)	129%
8/31/2009	$—	$7.94	(12.58%)		$7.4	1.95%	1.95	%‡	(.22%)	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.12	(8.80	%)**	$0.8	1.99%*	1.98	%‡*	(.08%)*	53	%**
Small Cap Growth Fund
Investor Class
2/29/2012 (Unaudited)	$—	$19.42	9.47	%**	$64.8	1.17%*	1.17	%‡*	(.86%)*	147	%**
8/31/2011	$—	$17.74	29.68%		$63.6	1.15%	1.15	%‡	(.88%)	185%
8/31/2010	$—	$13.68	4.03%		$75.4	1.15%	1.15	%‡	(.89%)	235%
8/31/2009	$—	$13.15	(26.62%)		$144.1	1.30%	1.30	%‡	(.89%)	292%
8/31/2008	$—	$17.92	(6.42%)		$239.9	1.31%	1.29	%‡	(.93%)	185%
8/31/2007	$—	$19.15	27.58%		$58.1	1.30%	1.27	%‡	(1.01%)	153%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management

Trust Class
2/29/2012 (Unaudited)	$19.32	$(0.10)	$1.91	$1.81	$—	$—	$—	$—	$—
8/31/2011	$14.93	$(0.21)	$4.60	$4.39	$—	$—	$—	$—	$—
8/31/2010	$14.43	$(0.18)	$0.68	$0.50	$—	$—	$—	$—	$—
8/31/2009	$19.67	$(0.14)	$(5.10)	$(5.24)	$—	$—	$—	$—	$—
8/31/2008	$21.05	$(0.21)	$(1.17)	$(1.38)	$—	$—	$—	$—	$—
8/31/2007	$16.52	$(0.21)	$4.74	$4.53	$—	$—	$—	$—	$—
Advisor Class
2/29/2012 (Unaudited)	$12.81	$(0.08)	$1.26	$1.18	$—	$—	$—	$—	$—
8/31/2011	$9.92	$(0.17)	$3.06	$2.89	$—	$—	$—	$—	$—
8/31/2010	$9.61	$(0.14)	$0.45	$0.31	$—	$—	$—	$—	$—
8/31/2009	$13.13	$(0.11)	$(3.41)	$(3.52)	$—	$—	$—	$—	$—
8/31/2008	$14.08	$(0.17)	$(0.78)	$(0.95)	$—	$—	$—	$—	$—
8/31/2007	$11.07	$(0.17)	$3.18	$3.01	$—	$—	$—	$—	$—
Institutional Class
2/29/2012 (Unaudited)	$17.88	$(0.05)	$1.77	$1.72	$—	$—	$—	$—	$—
8/31/2011	$13.75	$(0.11)	$4.24	$4.13	$—	$—	$—	$—	$—
8/31/2010	$13.23	$(0.09)	$0.61	$0.52	$—	$—	$—	$—	$—
8/31/2009	$17.95	$(0.06)	$(4.66)	$(4.72)	$—	$—	$—	$—	$—
Period from 4/1/2008^ to 8/31/2008	$17.64	$(0.04)	$0.35	$0.31	$—	$—	$—	$—	$—
Class A
2/29/2012 (Unaudited)	$19.36	$(0.09)	$1.92	$1.83	$—	$—	$—	$—	$—
8/31/2011	$14.95	$(0.20)	$4.61	$4.41	$—	$—	$—	$—	$—
8/31/2010	$14.43	$(0.16)	$0.68	$0.52	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$12.98	$(0.03)	$1.48	$1.45	$—	$—	$—	$—	$—
Class C
2/29/2012 (Unaudited)	$12.69	$(0.11)	$1.25	$1.14	$—	$—	$—	$—	$—
8/31/2011	$9.87	$(0.22)	$3.04	$2.82	$—	$—	$—	$—	$—
8/31/2010	$9.60	$(0.19)	$0.46	$0.27	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.04)	$0.99	$0.95	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

Trust Class
2/29/2012 (Unaudited)	$—	$21.13	9.37%**	$17.8	1.38%*	1.38	%‡*	(1.06%)*	147	%**
8/31/2011	$—	$19.32	29.40%	$19.3	1.37%	1.37	%‡	(1.10%)	185%
8/31/2010	$—	$14.93	3.47%	$22.0	1.37%	1.37	%‡	(1.11%)	235%
8/31/2009	$—	$14.43	(26.64%)	$35.2	1.40%	1.40	%‡	(1.00%)	292%
8/31/2008	$—	$19.67	(6.56%)	$42.3	1.41%	1.39	%‡	(1.04%)	185%
8/31/2007	$—	$21.05	27.42%	$8.5	1.40%	1.38	%‡	(1.08%)	153%
Advisor Class
2/29/2012 (Unaudited)	$—	$13.99	9.21%**	$6.7	1.60%*	1.60	%‡*	(1.28%)*	147	%**
8/31/2011	$—	$12.81	29.13%	$7.9	1.60%	1.60	%‡	(1.33%)	185%
8/31/2010	$—	$9.92	3.23%	$9.7	1.60%	1.60	%‡	(1.34%)	235%
8/31/2009	$—	$9.61	(26.81%)	$11.7	1.60%	1.60	%‡	(1.19%)	292%
8/31/2008	$—	$13.13	(6.75%)	$13.6	1.61%	1.59	%‡	(1.23%)	185%
8/31/2007	$—	$14.08	27.19%	$4.3	1.60%	1.57	%‡	(1.30%)	153%
Institutional Class
2/29/2012 (Unaudited)	$—	$19.60	9.62%**	$38.3	.90%*	.90	%‡*	(.55%)*	147	%**
8/31/2011	$—	$17.88	30.04%	$103.0	.90%	.90	%‡	(.63%)	185%
8/31/2010	$—	$13.75	3.93%	$82.6	.91%	.91	%‡	(.63%)	235%
8/31/2009	$—	$13.23	(26.30%)	$7.5	.90%	.90	%‡	(.48%)	292%
Period from 4/1/2008^ to 8/31/2008	$—	$17.95	1.76%**	$4.3	.91%*	.90	%‡*	(.55%)*	185	%Ø
Class A
2/29/2012 (Unaudited)	$—	$21.19	9.45%**	$1.0	1.27%*	1.27	%‡*	(.96%)*	147	%**
8/31/2011	$—	$19.36	29.50%	$1.2	1.26%	1.26	%‡	(1.01%)	185%
8/31/2010	$—	$14.95	3.60%	$0.5	1.26%	1.26	%‡	(1.01%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$14.43	11.17%**	$0.1	1.26%*	1.26	%‡*	(.76%)*	292	%Ø
Class C
2/29/2012 (Unaudited)	$—	$13.83	8.98%**	$0.5	2.02%*	2.02	%‡*	(1.71%)*	147	%**
8/31/2011	$—	$12.69	28.57%	$0.3	2.01%	2.01	%‡	(1.72%)	185%
8/31/2010	$—	$9.87	2.81%	$0.1	2.01%	2.01	%‡	(1.76%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$9.60	10.98%**	$0.1	2.01%*	2.01	%‡*	(1.47%)*	292	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management

Class R3
2/29/2012 (Unaudited)	$12.83	$(0.08)	$1.27	$1.19	$—	$—	$—	$—	$—
8/31/2011	$9.93	$(0.16)	$3.06	$2.90	$—	$—	$—	$—	$—
8/31/2010	$9.61	$(0.13)	$0.45	$0.32	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.02)	$0.98	$0.96	$—	$—	$—	$—	$—
Socially Responsive Fund
Investor Class
2/29/2012 (Unaudited)	$24.61	$0.06	$1.98	$2.04	$(0.12)	$—	$—	$(0.12)	$—
8/31/2011	$20.58	$0.18	$3.88	$4.06	$(0.03)	$—	$—	$(0.03)	$—
8/31/2010	$18.74	$0.06	$1.84	$1.90	$(0.06)	$—	$—	$(0.06)	$—
8/31/2009	$24.51	$0.09	$(5.52)	$(5.43)	$(0.08)	$(0.26)	$—	$(0.34)	$—
8/31/2008	$27.20	$0.15	$(1.85)	$(1.70)	$(0.13)	$(0.86)	$—	$(0.99)	$—
8/31/2007	$23.88	$0.18	$3.42	$3.60	$(0.04)	$(0.24)	$—	$(0.28)	$—
Trust Class
2/29/2012 (Unaudited)	$16.85	$0.03	$1.34	$1.37	$(0.10)	$—	$—	$(0.10)	$—
8/31/2011	$14.11	$0.09	$2.68	$2.77	$(0.03)	$—	$—	$(0.03)	$—
8/31/2010	$12.88	$0.01	$1.27	$1.28	$(0.05)	$—	$—	$(0.05)	$—
8/31/2009	$16.91	$0.04	$(3.82)	$(3.78)	$(0.07)	$(0.18)	$—	$(0.25)	$—
8/31/2008	$18.81	$0.07	$(1.28)	$(1.21)	$(0.10)	$(0.59)	$—	$(0.69)	$—
8/31/2007	$16.53	$0.08	$2.38	$2.46	$(0.01)	$(0.17)	$—	$(0.18)	$—
Institutional Class
2/29/2012 (Unaudited)	$24.64	$0.08	$1.98	$2.06	$(0.16)	$—	$—	$(0.16)	$—
8/31/2011	$20.60	$0.21	$3.91	$4.12	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010	$18.75	$0.10	$1.84	$1.94	$(0.09)	$—	$—	$(0.09)	$—
8/31/2009	$24.53	$0.12	$(5.53)	$(5.41)	$(0.11)	$(0.26)	$—	$(0.37)	$—
Period from 11/28/2007^ to 8/31/2008	$26.93	$0.16	$(1.57)	$(1.41)	$(0.13)	$(0.86)	$—	$(0.99)	$—
Class A
2/29/2012 (Unaudited)	$16.77	$0.02	$1.34	$1.36	$(0.13)	$—	$—	$(0.13)	$—
8/31/2011	$14.08	$0.07	$2.68	$2.75	$(0.06)	$—	$—	$(0.06)	$—
8/31/2010	$12.88	$0.03	$1.26	$1.29	$(0.09)	$—	$—	$(0.09)	$—
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.88	$0.88	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

Class R3
2/29/2012 (Unaudited)	$—	$14.02	9.28	%**	$0.2	1.51%*	1.51	%‡*	(1.21%)*	147	%**
8/31/2011	$—	$12.83	29.20%		$0.1	1.51%	1.51	%‡	(1.24%)	185%
8/31/2010	$—	$9.93	3.33%		$0.1	1.51%	1.51	%‡	(1.25%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$9.61	11.10	%**	$0.1	1.52%*	1.52	%‡*	(.97%)*	292	%Ø
Socially Responsive Fund
Investor Class
2/29/2012 (Unaudited)	$—	$26.53	8.33	%**	$780.6	.89%*	.89	%*	.50%*	15	%**
8/31/2011	$—	$24.61	19.74%		$648.1	.90%	.90%		.69%	20%
8/31/2010	$—	$20.58	10.14%		$582.5	.94%	.94%		.27%	41%
8/31/2009	$—	$18.74	(21.83%)		$597.1	.93%	.93%		.51%	36%
8/31/2008	$—	$24.51	(6.49%)		$804.0	.90%	.89%		.57%	35%
8/31/2007	$—	$27.20	15.15%		$786.2	.91%	.90%		.66%	16%
Trust Class
2/29/2012 (Unaudited)	$—	$18.12	8.23	%**	$525.2	1.07%*	1.07	%*	.30%*	15	%**
8/31/2011	$—	$16.85	19.60%		$484.7	1.08%	1.08%		.50%	20%
8/31/2010	$—	$14.11	9.94%		$356.1	1.12%	1.12%		.10%	41%
8/31/2009	$—	$12.88	(22.01%)		$308.2	1.13%	1.13%		.32%	36%
8/31/2008	$—	$16.91	(6.67%)		$361.5	1.09%	1.08%		.38%	35%
8/31/2007	$—	$18.81	14.93%		$355.5	1.10%	1.09%		.45%	16%
Institutional Class
2/29/2012 (Unaudited)	$—	$26.54	8.44	%**	$467.8	.71%*	.71	%*	.65%*	15	%**
8/31/2011	$—	$24.64	19.98%		$417.7	.74%	.74	%§	.82%	20%
8/31/2010	$—	$20.60	10.36%		$166.9	.75%	.75	%‡	.49%	41%
8/31/2009	$—	$18.75	(21.71%)		$77.6	.75%	.75	%‡	.70%	36%
Period from 11/28/2007^ to 8/31/2008	$—	$24.53	(5.47	%)**	$71.8	.75%*	.74	%‡*	.83%*	35	%Ø
Class A
2/29/2012 (Unaudited)	$—	$18.00	8.19	%**	$82.6	1.11%*	1.11	%‡*	.26%*	15	%**
8/31/2011	$—	$16.77	19.54%		$75.9	1.11%	1.11	%‡	.42%	20%
8/31/2010	$—	$14.08	10.03%		$12.4	1.11%	1.11	%‡	.18%	41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.88	7.33	%**	$1.1	1.11%*	1.11	%‡*	.11%*	36	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management

Class C
2/29/2012 (Unaudited)	$16.52	$(0.04)	$1.33	$1.29	$(0.05)	$—	$—	$(0.05)	$—
8/31/2011	$13.94	$(0.06)	$2.66	$2.60	$(0.02)	$—	$—	$(0.02)	$—
8/31/2010	$12.86	$(0.08)	$1.25	$1.17	$(0.09)	$—	$—	$(0.09)	$—
Period from 5/27/2009^ to 8/31/2009	$12.00	$(0.01)	$0.87	$0.86	$—	$—	$—	$—	$—
Class R3
2/29/2012 (Unaudited)	$16.68	$0.00	$1.34	$1.34	$(0.13)	$—	$—	$(0.13)	$—
8/31/2011	$14.05	$0.01	$2.69	$2.70	$(0.07)	$—	$—	$(0.07)	$—
8/31/2010	$12.87	$(0.02)	$1.27	$1.25	$(0.07)	$—	$—	$(0.07)	$—
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.87	$0.87	$—	$—	$—	$—	$—
Value Fund§§
Institutional Class
2/29/2012 (Unaudited)	$9.95	$0.08	$1.00	$1.08	$(0.08)	$—	$—	$(0.08)	$—
8/31/2011	$8.30	$0.13	$1.60	$1.73	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010‡‡‡‡	$8.57	$0.08	$(0.13)	$(0.05)	$(0.22)	$—	$—	$(0.22)	$—
8/31/2009‡‡‡‡	$10.04	$0.19	$(1.52)	$(1.33)	$(0.14)	$—	$—	$(0.14)	$—
8/31/2008‡‡‡‡	$10.93	$0.24	$(0.62)	$(0.38)	$(0.24)	$(0.27)	$—	$(0.51)	$—
Period from 11/2/2006^ to 8/31/2007‡‡‡‡	$10.00	$0.21	$0.88	$1.09	$(0.16)	$—	$—	$(0.16)	$—
Class A
2/29/2012 (Unaudited)	$9.93	$0.06	$1.00	$1.06	$(0.07)	$—	$—	$(0.07)	$—
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.06	$(0.41)	$(0.35)	$—	$—	$—	$—	$—
Class C
2/29/2012 (Unaudited)	$9.89	$0.02	$1.00	$1.02	$(0.03)	$—	$—	$(0.03)	$—
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.01	$(0.40)	$(0.39)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

Class C
2/29/2012 (Unaudited)	$—	$17.76	7.81	%**	$15.4	1.86	%*	1.86	%‡*	(.48	%)*	15	%**
8/31/2011	$—	$16.52	18.63%		$12.9	1.86%		1.86	%‡	(.35%)		20%
8/31/2010	$—	$13.94	9.10%		$3.3	1.86%		1.86	%‡	(.57%)		41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.86	7.17	%**	$0.1	1.86	%*	1.86	%‡*	(.40	%)*	36	%Ø
Class R3
2/29/2012 (Unaudited)	$—	$17.89	8.14	%**	$14.1	1.36	%*	1.36	%§*	.04	%*	15	%**
8/31/2011	$—	$16.68	19.20%		$9.7	1.36%		1.36	%§	.08%		20%
8/31/2010	$—	$14.05	9.74%		$0.2	1.36%		1.36	%‡	(.11%)		41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.87	7.25	%**	$0.1	1.36	%*	1.36	%‡*	.12	%*	36	%Ø
Value Fund§§
Institutional Class
2/29/2012 (Unaudited)	$—	$10.95	10.92	%**	$2.0	.75	%*	.75	%‡*	1.52	%*	89	%**
8/31/2011	$—	$9.95	20.87%		$2.6	.75%		.75	%‡	1.28%		191%
8/31/2010‡‡‡‡	$—	$8.30	(.71	%) †††††	$1.2	.92%		.92	%‡	.93%		52%
8/31/2009‡‡‡‡	$—	$8.57	(13.01	%) †††††	$1.2	1.03%		1.03	%‡	2.39%		94%
8/31/2008‡‡‡‡	$—	$10.04	(3.68	%) †††††	$4.8	1.01%		1.01	%‡	2.24%		53%
Period from 11/2/2006^ to 8/31/2007‡‡‡‡	$—	$10.93	10.87	%†††††**	$7.1	1.00	%*	1.00	%‡*	2.37	%*	42	%**
Class A
2/29/2012 (Unaudited)	$—	$10.92	10.76	%**	$0.9	1.11	%*	1.11	%‡*	1.22	%*	89	%**
Period from 3/2/2011^ to 8/31/2011	$—	$9.93	(3.40	%)**	$0.3	1.12	%*	1.12	%‡*	1.22	%*	191	%Ø
Class C
2/29/2012 (Unaudited)	$—	$10.88	10.35	%**	$0.0	1.86	%*	1.86	%‡*	.43	%*	89	%**
Period from 3/2/2011^ to 8/31/2011	$—	$9.89	(3.79	%)**	$0.0	1.86	%*	1.86	%‡*	.26	%*	191	%Ø

Notes to Financial Highlights (Unaudited)

††
  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested and do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the year ended August 31, 2009, Management reimbursed Emerging Markets Equity and Socially Responsive for losses incurred in connection with a trade error, which had no impact on total return. On August 30, 2011, Management made a voluntary contribution to International in the amount of $2,721,097. This payment was made by Management in connection with an administrative matter affecting the timing of a trade and had a 1.05%, 1.07%, 0.91% and 0.91% impact on total return for Investor Class, Trust Class, Class A and Class C, respectively.

‡‡
  On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.

‡‡‡
  On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. The Trust Class had equivalent capped expenses and, therefore, typically similar returns to the Institutional Class.

‡‡‡‡
  On April 19, 2010, Value's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.

†††
  During the period from November 2, 2006 through June 9, 2008, Equity Income's Trust Class had only one investor, which could have impacted Fund performance. On June 9, 2008, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

††††
  During the period from November 2, 2006 through December 21, 2009, Multi-Cap Opportunities' Trust Class had only one investor, which could have impacted Fund performance. On December 21, 2009, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

†††††
  During the period from November 2, 2006 through April 19, 2010, Value's Trust Class had only one investor, which could have impacted Fund performance. On April 19, 2010, the Fund's Trust Class was converted into the Fund's Institutional Class and the Fund had only one Institutional Class investor, which could have impacted performance. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

Notes to Financial Highlights (Unaudited) (cont'd)

‡  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 29,		Year Ended August 31,
	2012		2011		2010		2009		2008		2007
Emerging Markets Equity Fund Institutional Class	1.88%		2.56%		6.65%		14.78	%(13)	—		—
Emerging Markets Equity Fund Class A	2.30%		3.22%		6.71%		18.97	%(13)	—		—
Emerging Markets Equity Fund Class C	3.02%		3.80%		7.05%		17.56	%(13)	—		—
Emerging Markets Equity Fund Class R3	2.87%		8.02%		39.77	%(3)	—		—		—
Equity Income Fund Institutional Class	—		—		1.01%		1.32%		3.63	%(12)	2.91	%(6)(16)
Equity Income Fund Class A	—		—		1.36%		2.31%		5.67	%(17)	—
Equity Income Fund Class C	—		—		2.12%		2.80%		6.94	%(17)	—
Equity Income Fund Class R3	—		4.32%		36.17	%(3)	—		—		—
Focus Fund Investor Class	—		—		—		.99%		.89%		.87%
Focus Fund Trust Class	—		—		—		1.24%		1.10%		1.07%
Focus Fund Advisor Class	—		—		—		1.53%		1.33%		1.28%
Focus Fund Institutional Class	.81%		.85%		36.90	%(3)	—		—		—
Focus Fund Class A	1.24%		2.20%		37.28	%(3)	—		—		—
Focus Fund Class C	1.97%		2.92%		38.06	%(3)	—		—		—
Genesis Fund Investor Class	—		—		—		1.08%		1.03%		1.03%
Genesis Fund Trust Class	—		—		—		1.12%		1.09%		1.10%
Genesis Fund Advisor Class	—		—		—		1.38%		1.35%		1.35%
Genesis Fund Institutional Class	.86%		.89%		.87%		.87%		.85%		.85%
Global Equity Fund Institutional Class	21.26%		55.68	%(21)	—		—		—		—
Global Equity Fund Class A	30.11%		69.65	%(21)	—		—		—		—
Global Equity Fund Class C	31.22%		74.49	%(21)	—		—		—		—
Global Thematic Opportunities Fund Institutional Class	2.02%		4.83	%(21)	—		—		—		—
Global Thematic Opportunities Fund Class A	2.39%		13.72	%(21)	—		—		—		—
Global Thematic Opportunities Fund Class C	3.28%		21.31	%(21)	—		—		—		—
Guardian Fund Investor Class	—		—		—		.97%		.89%		.87%
Guardian Fund Trust Class	—		—		—		1.14%		1.06%		1.05%
Guardian Fund Advisor Class	—		—		2.59%		5.33%		3.44%		2.85%
Guardian Fund Institutional Class	—		—		.81%		5.16	%(15)	—		—
Guardian Fund Class A	1.13%		1.15%		1.22%		2.24	%(15)	—		—
Guardian Fund Class C	1.89%		1.90%		2.46%		6.27	%(15)	—		—
Guardian Fund Class R3	1.39%		1.44%		3.12%		5.77	%(15)	—		—
International Fund Investor Class	1.61	%(a)	1.60%		1.41%		1.40%		1.26%		1.24%
International Fund Trust Class	—	%(a)	—		—		1.49%		1.35%		1.33%
International Fund Class A	1.93	%(a)	3.02	%(10)(a)	—		—		—		—
International Fund Class C	2.85	%(a)	8.24	%(10)(a)	—		—		—		—

Notes to Financial Highlights (Unaudited) (cont'd)

	Six Months Ended February 29,	Year Ended August 31,
	2012	2011	2010		2009		2008		2007

International Large Cap Fund Trust Class	1.41%	1.39%	1.53%		1.73%		1.37%		1.48%
International Large Cap Fund Institutional Class	1.00%	1.01%	1.12%		1.30%		.97%		.99	%(4)
International Large Cap Fund Class A	1.41%	1.39%	1.52%		2.17%		1.70	%(7)	—
International Large Cap Fund Class C	2.14%	2.14%	2.29%		3.94%		4.08	%(7)	—
International Large Cap Fund Class R3	1.75%	1.87%	3.50%		6.18	%(15)	—		—
Intrinsic Value Fund Institutional Class	1.23%	1.26%	1.70	%(19)	—		—		—
Intrinsic Value Fund Class A	1.63%	1.65%	2.11	%(19)	—		—		—
Intrinsic Value Fund Class C	2.37%	2.34%	3.09	%(19)	—		—		—
Large Cap Disciplined Growth Fund Investor Class	—	—	1.23%		2.50%		2.53%		2.44%
Large Cap Disciplined Growth Fund Institutional Class	.79%	.80%	.87%		1.57	%(14)	—		—
Large Cap Disciplined Growth Fund Class A	1.17%	1.19%	1.30%		1.79	%(14)	—		—
Large Cap Disciplined Growth Fund Class C	1.91%	1.92%	2.01%		2.56	%(14)	—		—
Large Cap Disciplined Growth Fund Class R3	1.45%	1.48%	3.23%		6.21	%(15)	—		—
Large Cap Value Fund Investor Class	—	—	—		.89%		.80%		.80%
Large Cap Value Fund Trust Class	—	—	—		1.05%		.99%		.99%
Large Cap Value Fund Advisor Class	—	—	—		1.20%		1.14%		1.14%
Large Cap Value Fund Institutional Class	—	—	—		.71%		.65%		.65%
Large Cap Value Fund Class A	—	1.29%	35.72	%(3)	—		—		—
Large Cap Value Fund Class C	2.07%	4.61%	37.45	%(3)	—		—		—
Large Cap Value Fund Class R3	1.69%	6.07%	36.96	%(3)	—		—		—
Mid Cap Growth Fund Investor Class	—	—	—		1.11%		1.01%		1.02%
Mid Cap Growth Fund Trust Class	—	—	—		1.26%		1.25%		1.30%
Mid Cap Growth Fund Advisor Class	—	—	—		1.86%		2.38%		3.39%
Mid Cap Growth Fund Institutional Class	.80%	.81%	.83%		.87%		.78%		1.03	%(5)
Mid Cap Growth Fund Class A	1.18%	1.19%	1.28%		4.05	%(15)	—		—
Mid Cap Growth Fund Class C	1.97%	2.04%	2.64%		6.29	%(15)	—		—
Mid Cap Growth Fund Class R3	1.44%	1.50%	3.15%		5.78	%(15)	—		—
Mid Cap Intrinsic Value Fund Investor Class	1.34%	1.33%	1.24%		1.37%		1.12%		1.08%
Mid Cap Intrinsic Value Fund Trust Class	1.57%	1.54%	1.42%		1.59%		1.36%		1.31%
Mid Cap Intrinsic Value Fund Institutional Class	1.14%	1.16%	1.03	%(18)	—		—		—
Mid Cap Intrinsic Value Fund Class A	1.53%	1.91%	37.23	%(3)	—		—		—
Mid Cap Intrinsic Value Fund Class C	2.37%	3.97%	35.88	%(3)	—		—		—
Mid Cap Intrinsic Value Fund Class R3	1.83%	6.06%	37.59	%(3)	—		—		—
Real Estate Fund Trust Class	1.48%	1.55%	1.75%		2.02%		1.83%		1.59%
Real Estate Fund Institutional Class	1.12%	1.16%	1.39%		2.80%		1.77	%(11)	—
Real Estate Fund Class A	1.52%	1.60%	12.56	%(3)	—		—		—
Real Estate Fund Class C	2.28%	2.37%	20.75	%(3)	—		—		—
Real Estate Fund Class R3	1.78%	2.81%	37.36	%(3)	—		—		—

Notes to Financial Highlights (Unaudited) (cont'd)

	Six Months Ended February 29,	Year Ended August 31,
	2012	2011		2010		2009		2008		2007
Select Equities Fund Institutional Class	1.16%	1.17%		1.22%		2.57%		13.92	%(7)	—
Select Equities Fund Class A	1.55%	1.58%		1.60%		2.19%		3.99	%(7)	—
Select Equities Fund Class C	2.29%	2.30%		2.35%		2.91%		7.21	%(7)	—
Small Cap Growth Fund Investor Class	1.57%	1.49%		1.50%		1.48%		1.42%		1.76%
Small Cap Growth Fund Trust Class	1.76%	1.67%		1.70%		1.73%		1.64%		2.22%
Small Cap Growth Fund Advisor Class	1.87%	1.80%		1.90%		1.99%		1.96%		2.58%
Small Cap Growth Fund Institutional Class	1.30%	1.26%		1.28%		1.69%		1.10	%(9)	—
Small Cap Growth Fund Class A	1.83%	1.78%		2.05%		5.34	%(15)	—		—
Small Cap Growth Fund Class C	2.57%	2.52%		3.43%		6.65	%(15)	—		—
Small Cap Growth Fund Class R3	2.15%	2.05%		4.16%		6.29	%(15)	—		—
Socially Responsive Fund Institutional Class	—	—		.77%		.78%		.76	%(8)	—
Socially Responsive Fund Class A	1.11%	1.14%		1.21%		1.70	%(15)	—		—
Socially Responsive Fund Class C	1.87%	1.89%		1.99%		6.17	%(15)	—		—
Socially Responsive Fund Class R3	—	—		2.95%		5.76	%(15)	—		—
Value Fund Institutional Class	11.80%	18.35	%(16)	15.47	%(2)(16)	15.05	%(16)	2.58	%(16)	2.54	%(1)(16)
Value Fund Class A	12.16%	17.08	%(20)	—		—		—		—
Value Fund Class C	13.48%	26.31	%(20)	—		—		—		—

(1)	Period from November 2, 2006 to August 31, 2007.

(2)
On April 19, 2010, Value's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(3)	Period from June 21, 2010 to August 31, 2010.

(4)	Period from October 6, 2006 to August 31, 2007.

(5)	Period from April 19, 2007 to August 31, 2007.

(6)	Period from November 2, 2006 to August 31, 2007.

(7)	Period from December 20, 2007 to August 31, 2008.

(8)	Period from November 28, 2007 to August 31, 2008.

(9)	Period from April 1, 2008 to August 31, 2008.

(10)	Period from December 20, 2010 to August 31, 2011.

(11)	Period from June 4, 2008 to August 31, 2008.

(12)
On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(13)	Period from October 8, 2008 to August 31, 2009. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.

(14)	Period from April 6, 2009 to August 31, 2009.

(15)	Period from May 27, 2009 to August 31, 2009.

(16)	These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would have been higher.

Notes to Financial Highlights (Unaudited) (cont'd)

(17)	Period from June 9, 2008 to August 31, 2008.

(18)	Period from March 8, 2010 to August 31, 2010.

(19)	Period from May 10, 2010 to August 31, 2010. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.

(20)	Period from March 2, 2011 to August 31, 2011.

(21)	Period from June 30, 2011 to August 31, 2011. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.

a
For Class A and Class C for the period ended August 31, 2011, additional legal fees, which are a non-recurring expense, are included in ratios on a nonannualized basis. For the six months ended February 29, 2012, for each class, additional legal fees are included in ratios on a nonannualized basis (See Note H of Notes to Financial Statements).

^^
After utilization of the Line of Credit by International Institutional and Multi-Cap Opportunities and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had a Fund not utilized the Line of Credit or had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 29,	Year Ended August 31,
	2012	2011	2010		2009		2008		2007
International Institutional Fund Institutional Class	1.18%	1.23%	1.24%		1.26%		1.11%		1.12%
Multi-Cap Opportunities Fund Institutional Class	1.01%	1.21%	1.95	%(1)	5.67	%(4)	2.33	%(4)	2.31	%(3)(4)
Multi-Cap Opportunities Fund Class A	1.41%	1.69%	3.18	%(2)	—		—		—
Multi-Cap Opportunities Fund Class C	2.20%	2.43%	6.43	%(2)	—		—		—

(1)
On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(2)	Period from December 21, 2009 to August 31, 2010.

(3)	Period from November 2, 2006 to August 31, 2007.

(4)	These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would have been higher.

§
After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management, as applicable. Had a Fund not made such reimbursements or had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 29,	Year Ended August 31,
	2012	2011	2010	2009	2008	2007
Equity Income Fund Institutional Class	.70%	.76%	—	—	—	—
Equity Income Fund Class A	1.07%	1.16%	—	—	—	—
Equity Income Fund Class C	1.83%	1.90%	—	—	—	—
Equity Income Fund Class R3	1.38%	—	—	—	—	—
Focus Fund Advisor Class	—	—	1.39%	—	—	—
Guardian Fund Advisor Class	1.35%	1.35%	—	—	—	—

Notes to Financial Highlights (Unaudited) (cont'd)

	Six Months Ended February 29,	Year Ended August 31,
	2012	2011	2010	2009	2008	2007
Guardian Fund Institutional Class	.74%	.74%	—	—	—	—
Large Cap Disciplined Growth Fund Investor Class	1.04%	1.08%	—	—	—	—
Large Cap Value Fund Institutional Class	—	—	.68%	—	—	.64%
Large Cap Value Fund Class A	1.05%	—	—	—	—	—
Mid Cap Growth Fund Advisor Class	1.32%	1.34%	1.48%	—	—	—
Socially Responsive Fund Institutional Class	—	.72%	—	—	—	—
Socially Responsive Fund Class R3	1.33%	1.35%	—	—	—	—

^	The date investment operations commenced.

@	Calculated based on the average number of shares outstanding during each fiscal period.

ØØ
Prior to June 1, 2011, redemption fees were charged on Emerging Markets Equity, International, International Institutional, International Large Cap, and Real Estate. Calculated based on the average number of shares outstanding during each fiscal period.

*	Annualized.

**	Not annualized.

Ø
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2007 for International Large Cap and Mid Cap Growth, for the year ended August 31, 2008 for Equity Income, International Large Cap, Real Estate, Small Cap Growth, and Socially Responsive, for the year ended August 31, 2009 for Guardian, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Small Cap Growth, and Socially Responsive, for the year ended August 31, 2010 for Emerging Markets Equity, Equity Income, Focus, Large Cap Value, Mid Cap Intrinsic Value, Multi-Cap Opportunities, and Real Estate, and for the year ended August 31, 2011 for International and Value.

##
On August 15, 2008, Genesis acquired all of the net assets of Neuberger Berman Fasciano Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by Fasciano (acquired fund) prior to the merger date.

###
On April 9, 2009, Large Cap Disciplined Growth (formerly, Neuberger Berman Century Fund) acquired all of the net assets of Neuberger Berman Large Cap Disciplined Growth Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by Large Cap Disciplined Growth (acquired fund) prior to the merger date.

@@
Subsequent to August 31, 2007, Genesis received notification that a substantial portion of a special cash dividend received from one of its investments, which was recorded as dividend income in the 2007 financial statements, represented a non-taxable return of capital to Genesis. The reclassification had no impact on the total or per share net assets of Genesis, but resulted in a decrease of $62,516,000 in net investment income (loss), an increase of $2,354,000 in net realized gain (loss) on investments and an increase of $60,162,000 in change in unrealized appreciation (depreciation) of investments, for that year. The financial highlights for each class of shares for the year ended August 31, 2007, have been updated to reflect the revised recharacterization. The impact on the financial highlights for each class was a reclassification of $0.21, $0.32, $0.18 and $0.26 per share for the Investor Class, Trust Class, Advisor Class and Institutional Class, respectively, and a decrease in the Ratio of Net Investment Income (Loss) to Average Net Assets of 0.57%, 0.61%, 0.59% and 0.54% for the Investor Class, Trust Class, Advisor Class and Institutional Class, respectively.

§§
  Effective April 2, 2012, Neuberger Berman Large Cap Value Fund changed its name to Neuberger Berman Value Fund; Neuberger Berman Partners Fund changed its name to Neuberger Berman Large Cap Value Fund; and Neuberger Berman Regency Fund changed its name to Neuberger Berman Mid Cap Intrinsic Value Fund.

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser
Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C and Class R3 Shareholders:
Please contact your investment provider

For Trust Class, Advisor Class and Institutional
Class Shareholders
Address correspondence to:
Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 13, 2011, the Trustees who are not "interested persons" of Management (including its affiliates) or Neuberger Berman Equity Funds ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund (formerly, Neuberger Berman Partners Fund), Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund (formerly, Neuberger Berman Regency Fund), Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Socially Responsive Fund and Neuberger Berman Value Fund (formerly, Neuberger Berman Large Cap Value Fund), (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman LLC ("Neuberger") in response to questions submitted by counsel for the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel, operations and expenses. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over three regular meetings of the Board, including one meeting devoted primarily to reviewing and discussing Fund performance, to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of each Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the experience and staffing of the portfolio management and investment research personnel of Management and Neuberger who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and regulatory compliance. The Board considered the Management resources devoted to overseeing other service providers of the Funds and noted in this regard that Management had negotiated certain fee reductions with some of these outside service providers which were expected to reduce the Funds' overall expenses. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Funds. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the execution services that Management and Neuberger have provided, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Funds. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Funds and other clients of Management and Neuberger. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems.

The Board considered the performance of each Fund relative to its benchmark and the average performance of composite peer groups of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager(s). In the case of those Funds that had underperformed their peer groups and/or relevant market indices, the Board discussed with Management each Fund's performance and steps that Management had taken, or intended to take, to improve each Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Funds that experienced lagging performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with each Fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds.

For each Fund that appeared profitable to Management or Neuberger, the Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board considered the mean and median of the management fees and expense ratios of each peer group. Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the management fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost."

In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for certain classes of each Fund. The Board noted that certain classes of certain Funds also have voluntary limits which further reduce Fund expenses. The Board noted that Management has incurred a loss on its operations of certain Funds during the review period.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as to certain of the Funds. The Board compared the fees charged to each Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and any such funds and/or separate accounts and determined that the differences in fees were consistent with differences in the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. The Board also considered the additional services provided by Management, at no additional cost to the Funds, as a result of new regulatory requirements and accounting pronouncements.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to each Fund were reasonable in comparison with the costs of providing investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund that appeared profitable to Management or Neuberger for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of underperforming Funds, that it retained confidence in Management's and Neuberger's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the benefits accruing to each Fund.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Intermediary Client Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

I0134 04/12

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is filed herewith.

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Only required in the annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	A copy of the Code of Ethics is filed herewith.

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN EQUITY FUNDS

By: /s/ Robert Conti___________________
Robert Conti
Chief Executive Officer

Date: April 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Robert Conti___________________
    Robert Conti
Chief Executive Officer

Date: April 30, 2012

By: /s/ John M. McGovern______________
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: April 30, 2012